UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-07739

                                 Harding, Loevner Funds, Inc.

(Exact name of registrant as specified in charter)

400 Crossing Boulevard

Fourth Floor

                       Bridgewater, NJ 08807

(Address of principal executive offices) (Zip code)

Tanya S. Tancheff

The Northern Trust Company

333 South Wabash Avenue

Chicago, IL 60604

With a copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

                New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (877) 435-8105

Date of fiscal year end:  10/31

Date of reporting period:  10/31/2022

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Global Equity Portfolio

International Equity Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Global Equity Research Portfolio

International Equity Research Portfolio

Emerging Markets Research Portfolio

Chinese Equity Portfolio

Emerging Markets ex China Portfolio

International Developed Markets Equity Portfolio

Harding Loevner Funds

Global equity investing is Harding Loevner’s exclusive focus. Through Harding Loevner Funds it offers distinct global strategies based on its quality-and-growth investment philosophy. It seeks to purchase shares of growing, financially strong, well-managed companies at favorable prices. Harding Loevner manages each of the Funds’ Portfolios according to a disciplined, research-based investment process. It identifies companies with sustainable competitive advantages and assesses the durability of their earnings growth by conducting in-depth fundamental research into global industries. In constructing portfolios, Harding Loevner diversifies carefully to limit risk.

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2	Letter to Our Shareholders

4	Global Equity Portfolio

8	International Equity Portfolio

12	International Small Companies Portfolio

16	Emerging Markets Portfolio

20	Frontier Emerging Markets Portfolio

24	Global Equity Research Portfolio

28	International Equity Research Portfolio

32	Emerging Markets Research Portfolio

36	Chinese Equity Portfolio

40	Emerging Markets ex China Portfolio

44	International Developed Markets Equity Portfolio

Must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC, Distributor

Letter To Our Shareholders

October 31, 2022

David Loevner, CFA

Chairman of the Funds

and Chief Executive Officer of the Adviser

Ferrill Roll, CFA

Chief Investment Officer of the Adviser

Simon Hallett, CFA

Vice Chairman of the Adviser

The past year has been a difficult one for investors. The headwinds for high-priced growth stocks transmogrified into a deep bear market across all asset classes except commodities. Our emphasis on high-quality companies has done little, so far this year, to shelter our Portfolios from the ravages of soaring energy prices, tight labor markets, rising interest rates, crumbling Chinese property markets, and fraught geopolitics. The last six months have hinted at the resilience of the businesses and the robustness of the balance sheets of the companies in which we invest, with most of the Portfolios outperforming their benchmarks modestly as anticipation of global recession rises. Small solace indeed. Our portfolio managers and analysts remain focused on reviewing the investment case for each holding and on uncovering bargains made available by the lower prices on offer. You will read about those efforts to respond to the changing landscape in the accompanying pages.

Meanwhile, we’ve taken steps to serve the needs of our investors in additional, if more prosaic, ways. Asset owners themselves face new challenges and priorities, and their different return objectives, investment horizons, risk tolerances, and strong views about the best—or worst—sources of future returns can require investment vehicles more narrowly defined than our longstanding offerings. In response, we’ve introduced new Portfolios that attempt to meet those changing investment objectives and specific preferences.

As an example, our Emerging Markets (EM) strategy has exposure limits for each country; two years ago, the limit for China was 35%. With the Chinese market’s outperformance in 2020 due to China’s early containment of COVID-19, some shareholders were dissatisfied with the underweight that constraint produced relative to the EM benchmark. With them in mind, we launched our Chinese Equity Portfolio, which allows investors who favor following our bottom-up approach to identifying high-quality growing companies to deepen and tailor their exposure to the Chinese market as they desire.

This year, we expanded upon that logic by launching a complementary fund, the Emerging Markets ex China Portfolio, as a means for investors to manage their China and EM exposures independently—including the ability to avoid exposure to China altogether if, for instance, they have come to believe that China’s recent regulatory interventions, the scale of its property bubble, or its more aggressive posture toward Taiwan have rendered the market suspect, or even “uninvestable.” We believe these two Portfolios, because they share portfolio managers with our EM strategy and draw from the opportunity set qualified by our research team, should deliver good risk-adjusted returns over time even though each individual Portfolio may prove to be more volatile than their more diversified progenitor, our main Emerging Markets Portfolio.

With emerging markets having generally disappointed in the past few years and been so tumultuous recently, some investors have become disenchanted with the entire market segment. To accommodate that view (which, to be clear, we do not share), we added to the Harding, Loevner Funds’ lineup a Portfolio that expressly de-emphasizes emerging markets. The International Developed Markets Equity Portfolio makes broadly accessible a strategy that we’ve managed very successfully for institutional clients for over a decade. This strategy is managed in conjunction with our flagship International Equity strategy by a member of the latter’s portfolio management team.

Strong views abound on fossil fuels and the urgency of the need to lower carbon emissions. The energy crisis triggered by Russia’s invasion of Ukraine has highlighted the world’s unreadiness to do without fossil fuels in the short or even medium term, affording spectacular profits to those able to deliver product to make up the shortfall. The recent high returns to fossil fuel investments have betrayed the wishful thinking that the alignment of investments according to environmental, social, and governance (ESG) criteria would in and of itself lead to superior returns. Regardless, asset owners who wish to help address the looming crisis posed by a rapidly warming climate are undeterred. Because some are asking for restrictions on fossil fuel investments or positive bias toward companies lowering their carbon emissions, we’ve introduced pooled funds that steer heavily toward investments that align with carbon emission reduction goals. Following on the launch earlier this year of a Global Paris-Aligned strategy through our European UCITS fund family, we are set shortly to launch a similarly oriented International Carbon Transition Equity strategy that will

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be available through Harding, Loevner Funds. Both strategies will exclude fossil fuel companies from the portfolio (among other exclusions) and screen companies’ emission reduction practices to determine whether there is a viable pathway to net-zero greenhouse gas (GHG) emissions.

Our approach to assessing the risks of regulation and environmental damage and the growth opportunities stemming from climate change has always been to incorporate our analysis into the full panel of investment considerations against which we make financial judgments about companies and their shares. Our approach to assessing the investment risks and opportunities related to China and emerging markets falls along similar lines. And yet we recognize that consideration of material financial risks and opportunities at the company level may be inadequate to the needs of some investors. By offering more customized building blocks, we aim to help meet those needs while still pursuing superior returns and limiting risk to the absolute best of our ability. Each of these new strategies is closely related to an existing strategy and relies on its portfolio managers; therefore, the incremental demands on the investment team are not burdensome. That strikes us as a win-win: to increase opportunities for shareholders to benefit from our core investment insights in whichever configuration they may need, while keeping our investment eyes scouring the landscape for the opportunities—or still-hidden risks—that the difficult environment may expose.

Sincerely,

David R. Loevner, CFA	Ferrill D. Roll, CFA	Simon Hallett, CFA

Opinions expressed are those of Harding Loevner and are not intended to be forecasts of future events, a guarantee of future results, nor investment advice. Please read the separate disclosure page for important information, including the risks of investing in the Portfolios. Past performance is not a guarantee of future results.

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Global Equity Portfolio

Institutional Investors: HLMVX and HLGZX | Individual Investors: HLMGX

Portfolio Management Team

Peter Baughan, CFA

Co-Lead Portfolio Manager

Jingyi Li

Co-Lead Portfolio Manager

Scott Crawshaw

Portfolio Manager

Christopher Mack, CFA

Portfolio Manager

Richard Schmidt, CFA

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Performance Summary

For the Global Equity Portfolio, the Institutional Class fell 33.35% (net of fees and expenses) in the twelve-month period ended October 31, 2022. The Portfolio’s benchmark, the MSCI All Country World Index, fell 19.96% (net of source taxes).

Market Review

Global stock markets are down significantly for the trailing twelve months, a period marked by persistent inflation and ongoing economic consequences of the Russia-Ukraine conflict. Every region and nearly every sector finished in the red.

Early in the period, amid worldwide supply chain issues, the emergence of the COVID-19 Omicron variant dealt a hiccup to investor confidence; markets were still processing the economic impact of the outbreak and governments’ responses to it when Russia invaded Ukraine in late February. The US and other Western governments imposed crippling economic sanctions on Russia; prices of commodities for which Russia is a key exporter rose sharply, furthering inflation and prompting central banks to tighten monetary policy.

Amidst rising prices, the US Federal Reserve, following pledges to increase rates until inflation is under control, boosted its benchmark interest rate three times between April and October. Other central banks, including the Bank of England, the European Central Bank, and the Central Bank of Australia, raised their rates as well. A notable exception was the Bank of Japan, which remained committed to its ultra-accommodative monetary policy in the period. In June, the World Bank forecasted economic growth slowing to 2.9% for 2022, a drop

Fund Facts at October 31, 2022

Total Net Assets	$1,015.2M

Sales Charge	None

Number of Holdings	68

Turnover (5 Yr. Avg.)	48%

Dividend Policy	Annual

	Institutional Investors		Individual Investors

	Inst. Class	Inst. Class Z	Advisor Class

Ticker	HLMVX	HLGZX	HLMGX

CUSIP	412295602	412295727	412295206

Inception Date	11/3/2009	8/1/2017	12/1/1996

Minimum Investment	$100,000[1]	$10,000,000	$5,000[1]

Expense Ratio[2]	0.87%[3]	0.80%[4]	1.08%[5]

1Lower minimums available through certain brokerage firms; 2The Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner’s contractual agreement caps the net expense ratio at 0.90% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 4Harding Loevner’s contractual agreement caps the net expense ratio at 0.80% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 5Harding Loevner’s contractual agreement caps the net expense ratio at 1.20% through February 28, 2023. The expense ratio (without cap) is applicable to investors.

from the 4.1% growth it forecasted at the start of the calendar year. In July, markets took a brief reprise from declining, with improving US core inflation measures raising the possibility of an earlier-than-expected end to the Federal Reserve’s monetary tightening. But the brightening of sentiment proved fleeting. While headline inflation continued to moderate due to oil and gas prices coming down off their previous highs, underlying measures indicated that price increases could become entrenched, and rising expectations of future inflation introduced the specter of a wage-price spiral; global stock markets resumed their retreat by late August.

On a sector basis, Energy was the only sector to rise; commodity prices soared in 2022 due to supply shocks from war and sanctions. Communication Services and Consumer Discretionary performed the worst. Communication Services companies—largely comprised of highly priced growth stocks—were impacted by central bank efforts to tame inflation and faced slowing advertising spending while Consumer Discretionary companies, generally more sensitive to business and consumer confidence, were impacted by persistent inflation.

All regions fell, though Emerging Markets, anchored by China, and eurozone markets suffered the most. The eurozone continued to grapple with the impacts of sanctions against Russia, while China fell sharply in the final months of the period due to dimming economic prospects stemming from its severe property slowdown and strict COVID-19 lockdowns. Non-eurozone European countries fell the least despite the

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Performance (% Total Return)

	For periods ended September 30, 2022							For periods ended October 31, 2022

	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*
	Year	Years	Years	Years	Nov-09	Aug-17	Dec-96	Year	Years	Years	Years	Nov-09	Aug-17	Dec-96

Global Equity Portfolio – Inst. Class	-32.39	2.29	3.57	7.39	7.80			-33.35	2.66	3.82	8.09	8.07

Global Equity Portfolio – Inst. Class Z	-32.36	2.36	3.63	–		3.73		-33.31	2.74	3.89	–		4.44

Global Equity Portfolio – Advisor Class	-32.54	2.10	3.36	7.14			6.45	-33.50	2.47	3.61	7.84			6.59

MSCI All Country World Index	-20.66	3.75	4.44	7.28	7.48	4.67	–	-19.96	4.85	5.24	7.98	7.91	5.77	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, November 3, 2009. Inception of the Institutional Class Z, August 1, 2017. Inception of the Advisor Class, December 1, 1996. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

UK’s economic calamities, which involved its bonds tumbling and the pound falling to a record low against the US dollar after then-PM Liz Truss’s announcement of aggressive tax cuts and greater borrowing. The Bank of England, caught unaware, hastily announced it would buy bonds “on whatever scale necessary” to stabilize markets, effectively abandoning its earlier commitment to begin reducing the size of its balance sheet.

Performance Attribution

The Portfolio’s concentration in expensive stocks, a hazard of our commitment to investing in the stocks of high-quality rapidly growing businesses, hurt relative performance in a period during which investors fled from richly priced companies. So stiff was this style headwind that, when viewed through the standard lenses of sector and geographic attribution, our Portfolio underperformed within each region and nearly all sectors.

Weak Health Care, Information Technology, and Financials stocks detracted from relative performance. Chinese biologics services provider WuXi Biologics was placed on a US “Unverified List” of export destinations in December 2021 due to COVID-19 lockdowns preventing officials from inspecting its facilities; WuXi saw more share price pressure three quarters later from a September 2022 executive order by the Biden administration intended to accelerate development of the domestic biotech industry, which investors worried could impede the company’s access to the US market. US-based SVB Financial Group suffered from the negative outlook for technology and startup companies, which make up the bulk of its clients. The Portfolio’s underweight in Energy also hurt. Strong Industrials stocks helped; US agricultural machinery producer John Deere reported strong fiscal third quarter growth in 2022, affirming the company’s ability to overcome supply chain challenges and rising raw materials costs.

Viewing our returns in terms of the Portfolio’s exposure to growth and valuation factors, the Portfolio’s emphasis on companies in the most expensive quintile continued to hurt, accounting for more than a quarter of our underperformance in the period. Weak stock selection within the same quintile, which is heavy in Health Care and Information Technology companies,

Total Return Based on a $100,000 Investment Institutional Class

Total Return Based on a $10,000,000 Investment Institutional Class Z

Total Return Based on a $5,000 Investment Advisor Class

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

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also hurt significantly. Our parallel emphasis on quality provided no defense in the period.

Perspective and Outlook

Within a few months in the summer and fall of 2022, markets lurched from a consensus that the fight against inflation would soon be won toward a despairing view that slaying inflation would require sustained punishment by high interest rates. As practiced observers of both markets and policymakers, we have not put much belief in either narrative or tried to predict which outcome will ultimately drive the markets.

Instead, we have intensified our efforts to reconfirm the long-term business prospects of the companies we own and those qualified by our analysts for investment. We aim to build a portfolio of companies that is resilient to changes in the economic environment, knowing full well that we can’t predict which environment they will face tomorrow. We are continuously questioning whether they have as defensible a competitive position, as resilient a business model, and as robust a balance sheet as we had previously thought. We seek to uncover unseen vulnerabilities to worsening or new threats. Such threats could be economic in nature, such as a reversion to persistent inflation following two generations of disinflation. They could be financial, such as a shift from negative to positive real interest rates. Or they could be geopolitical, including risks of widening military conflicts with potentially cataclysmic effects on the global economy.

This last one is no longer simply academic. The global economy has already been dramatically affected by the Ukrainian conflict, including by the still-unfolding energy crisis in Europe. Nancy Pelosi’s August visit to Taiwan, coming as it did in the wake of the West’s strikingly unified response to Russia’s invasion of Ukraine, and China’s military exercises launched in response offered stark reminders of the risk that Taiwan could be the fuse to ignite an armed conflict pitting the US and its allies against a confident China. The concept of “de-globalization” comes into sharper focus when we imagine entire markets being lost to some of the world’s most successful companies, the severing of supply chains, or the destruction of financial or physical assets.

We have viewed that risk as both low and distant in time, and still view it as low. Several factors (such as China’s unsettled domestic economic situation and the unified Western response to and military debacle encountered by Russia in Ukraine) substantially reduce the likelihood of imminent invasion. Nevertheless, there is good reason we don’t presume to be experts in US-Sino relations. And even a low probability risk must be considered when the event can have catastrophic consequences if preparations aren’t made.

Beyond geopolitical risks, the threat from inflation remains at the fore. Few securities analysts working today are experienced in examining companies’ resilience to persistent inflation, since for the last 40 years the trend in developed economies has been toward disinflation. We have a leg up since many of our analysts have covered companies in developing countries where inflation has been a persistent concern. Moreover, for at least the past 15 years our valuation models have explicitly incorporated inflation assumptions for every company we cover.

A further complication of analysis under inflationary conditions is that the growth of intangible assets has made it hard to parse the effects of today’s inflation on sustainability of profits. In prior inflationary periods, what distinguished winners from losers was pricing power—that is, whether a company could pass higher input costs through to its customers without affecting its unit sales. Today, the value of intellectual property (IP), such as embedded research and development costs, plays a far larger role in fostering the profits of the most rapidly growing companies, and this secondary effect is more difficult to quantify, since there is too little visibility into the accounting inputs to those intangible costs. Also, compared with the ability to renew physical plant and equipment, the ability to renew IP is more vulnerable to the high employment mobility of younger, more educated digital workers. These contemporary twists mean that pricing power may no longer be the paramount measure of a company’s inflation resilience; instead, its bargaining power

Portfolio Positioning (% Weight) at October 31, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	9.0	6.9

Cons Discretionary	7.7	10.8

Cons Staples	2.7	7.6

Energy	1.8	5.8

Financials	13.2	14.8

Health Care	22.7	13.3

Industrials	16.8	9.8

Info Technology	22.5	20.9

Materials	0.0	4.6

Real Estate	0.3	2.5

Utilities	0.0	3.0

Cash	3.3	–

Geography	Portfolio	Benchmark[1]

Canada	0.0	3.2

Emerging Markets	8.7	10.2

Europe EMU	10.3	7.5

Europe ex-EMU	10.2	7.8

Frontier Markets[2]	0.0	–

Japan	2.5	5.2

Middle East	0.0	0.2

Pacific ex-Japan	1.0	2.9

United States	64.0	63.0

Cash	3.3	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

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over its IP suppliers (including its employees) has in some cases become more critical.

If 40 years have passed since analysts needed to worry about inflation, it’s only been a decade since analysts and portfolio managers last operated in an environment where they needed to take account of positive real interest rates. Although short-term rates are still far below headline inflation in most countries, in the developed world real yields on long sovereign bonds have tipped into positive territory. After a period during which there were almost no limits to the demand for borrowing for just about any purpose, positive real long-term interest rates should at least lead to a more efficient allocation of capital.

The journey to sustained higher interest rates, if indeed that is where we are headed, is bound to be bumpy. The most concerning vulnerability exposed (so far) has been the weaknesses hidden in some underfunded UK corporate pension plans that had built up opaque and contorted derivative and collateral structures predicated on well-behaved long-term interest rates. Their struggles to meet ensuant margin calls were the catalyst for the intervention by the Bank of England in its domestic bond market. Might similar vulnerabilities exist elsewhere waiting to be exposed? As always, our preference for transparency and insistence on financial strength at our companies is designed to keep our portfolios relatively sheltered from this kind of distress.

Portfolio Highlights

No sector better encapsulates the challenges for companies inherent in the current economic environment than Industrials. The pandemic laid bare the vulnerability of global industrial supply chains to unforeseen disruption, and rising geopolitical risks are eroding the economic logic that drove their geographic expansion. Manufacturers already reeling from rising costs for labor, materials, energy, and transport are also vulnerable to shortages of critical inputs and the threat of slowing global growth. Such a confluence of challenges will test even the most insightful and capable management teams.

That said, recent data suggest just how fluid the current environment is. Even as concerns mounted that inflation was becoming entrenched, costs of certain key inputs, such as steel, iron ore, and aluminum, have fallen in US dollar terms in 2022. Although it’s too early to draw any broad conclusions, we’ll note simply that shortages are typically followed by gluts.

Supply chain near-shoring and increased adoption of automation to alleviate shortages of skilled workers are creating tailwinds for industrial equipment makers. US government policies promoting clean energy, semiconductor, and biotechnology production domestically may hurt some China-based companies but could also create new markets for US-based firms in their own backyard. Many of our manufacturing-related and other types of industrial holdings are net beneficiaries of these emerging trends.

Ten Largest Holdings by Weight at October 31, 2022

Company	Sector	Market	%

Vertex Pharmaceuticals	Health Care	US	4.0

Alphabet	Comm Services	US	3.4

John Deere	Industrials	US	3.3

Schneider Electric	Industrials	France	3.1

UnitedHealth Group	Health Care	US	2.8

First Republic Bank	Financials	US	2.7

Microsoft	Info Technology	US	2.6

Amazon.com	Cons Discretionary	US	2.2

HDFC Bank	Financials	India	2.1

L’Oréal	Cons Staples	France	2.1

Rockwell Automation, a Milwaukee-based industrial automation company, struggled early in the year with component shortages that prevented it from clearing its overflowing order books and rising input costs. Uncertainty arising from China’s COVID-19 lockdowns and the Ukraine war prompted management to warn in May of lower profits for the rest of the year. Behind the frustrations, however, were indications that the business outlook remained strong, as order volume continued to grow following price increases at the end of 2021. In the recent quarter, the company reported stronger results despite ongoing supply chain issues that hindered its ability to fulfill orders. To mitigate the risk of supply disruptions, Rockwell has been accumulating inventory and redesigning certain products. We believe Rockwell will see its revenues expand as its resilience improves and supply shortages recede.

Founded in 1987 by its current CEO, Andrew Florance, CoStar has tackled the problem of information asymmetry in the commercial real estate (CRE) market, where transaction data was once dispersed among individual brokers, sellers, buyers, and landlords. It has built a comprehensive database of commercial property data and transaction information, access to which it offers on a subscription basis. The service has lowered the cost of price discovery for smaller participants, leveling the playing field in this highly competitive industry and making itself indispensable to them. In addition to expanding its database to provide similar services in the US residential real estate market, CoStar is looking to expand its global CRE footprint. It has been building a property and transaction database in the UK for more than a decade and recently acquired CRE data businesses in Germany and France. Because of CoStar’s essential role in price discovery, it is relatively insulated from the cyclicality of the CRE market. With US$4.5 billion in cash, much of it earmarked for acquisitions, CoStar can take advantage of any compression in earnings multiples in a downturn to further consolidate its position.

As with the leadership of Rockwell, CoStar’s management has demonstrated ambition and an ability to execute on long-term plans. While no guarantee of success, a credible growth plan, experienced leadership, and substantial financial capacity make CoStar another business with the formula to meet expectations even in the currently challenging environment.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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International Equity Portfolio

Institutional Investors: HLMIX and HLIZX | Individual Investors: HLMNX

Portfolio Management Team
Ferrill Roll, CFA Co-Lead Portfolio Manager Andrew West, CFA Co-Lead Portfolio Manager Bryan Lloyd, CFA Portfolio Manager Babatunde Ojo, CFA Portfolio Manager Patrick Todd, CFA Portfolio Manager

Performance Summary

For the International Equity Portfolio, the Institutional Class declined 28.42%, the Institutional Class Z declined 28.36%, and the Investor Class declined 28.63% (net of fees and expenses) in the twelve-month period ended October 31, 2022. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, declined 24.73% (net of source taxes).

Market Review

International equity markets fell sharply in the period amid aggressive central bank rate hikes intended to cool inflation, commodity supply shocks emanating from the war in Ukraine, and overall weakness in China.

The period began with consumer prices in the US climbing at the fastest pace since 1982, leading the US Federal Reserve (Fed) to signal several interest rate increases and an imminent end to its bond-buying program. So far, the Fed has hiked interest rates six times, taking rates from between 0% and 0.25% at the start of the period to between 3.75% and 4% by November 2. Other central bankers across developed and emerging markets continued to raise their own borrowing rates, with Bank of Japan the notable exception as it remained committed to an ultra-accommodative monetary policy.

Russia’s invasion of Ukraine in the closing days of February prompted a swift and emphatic response by Western governments, which nevertheless sought to strike a balance between punishing Russian aggression and avoiding an escalating military conflict. The US and its allies enacted crippling economic sanctions, including freezing a significant

Fund Facts at October 31, 2022

Total Net Assets	$14,025.4M

Sales Charge	None

Number of Holdings	60

Turnover (5 Yr. Avg.)	17%

Dividend Policy	Annual

	Institutional Investors		Individual Investors

	Inst. Class	Inst. Class Z	Investor Class

Ticker	HLMIX	HLIZX	HLMNX

CUSIP	412295107	412295719	412295503

Inception Date	5/11/1994	7/17/2017	9/30/2005

Minimum Investment	$100,000[1]	$10,000,000	$5,000[1]

Expense Ratio[2]	0.79%[3]	0.71%[4]	1.11%[5]

1Lower minimums available through certain brokerage firms; 2The Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.00% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 4Harding Loevner’s contractual agreement caps the net expense ratio at 0.80% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 5Harding Loevner’s contractual agreement caps the net expense ratio at 1.25% through February 28, 2023. The expense ratio (without cap) is applicable to investors.

share of Russian central bank reserve assets, cutting off many of the country’s banks from SWIFT (Society for Worldwide Interbank Financial Telecommunications), and outlawing the export of a variety of industrial and luxury goods to Russia. The revulsion over Russia’s actions also provoked an exodus of Western companies from Russian markets. With foreign investors effectively unable to trade, major market index providers expunged all Russian securities from their indices.

The war’s contribution to inflation was twofold. In September, Russia retaliated against European sanctions by cutting off the flow of natural gas to the continent, sending energy prices soaring as countries scrambled to find other sources. In emerging markets (EMs), the pressures were largely felt in ballooning food prices. Prior to the war, Ukraine was one of the world’s largest suppliers of grains and vegetable oils, and EM countries have been hard-pressed to find alternatives.

China grappled with its own set of challenges. The government’s sweeping lockdown measures in response to waves of COVID-19 cases in major Chinese cities hurt businesses in various industries and caused investors to lose their appetite for Chinese stocks. In the Real Estate sector, regulators’ efforts to prick the country’s residential real estate bubble caused severe strain, as even less-leveraged developers faced resistance to rolling over their debt or issuing new bonds. In Health Care, shares of Chinese biological pharmaceutical companies came under pressure after US President Joe Biden issued an executive order advancing a “secure American bioeconomy,” fueling fears that these businesses may get shut out from the lucrative US market.

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Performance (% Total Return)

	For periods ended September 30, 2022							For periods ended October 31, 2022

	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*
	Year	Years	Years	Years	May-94	Jul-17	Sep-05	Year	Years	Years	Years	May-94	Jul-17	Sep-05

Intl. Equity Portfolio – Inst. Class	-27.28	-0.02	0.45	4.65	5.39			-28.42	-0.34	0.50	4.84	5.46

Intl. Equity Portfolio – Inst. Class Z	-27.22	0.05	0.51	–		1.22		-28.36	-0.27	0.58	–		1.66

Intl. Equity Portfolio – Investor Class	-27.48	-0.33	0.12	4.31			4.78	-28.63	-0.65	0.17	4.51			4.90

MSCI All Country World ex-US Index	-25.17	-1.52	-0.81	3.01	–	-0.13	3.16	-24.73	-1.68	-0.60	3.27	–	0.43	3.32

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, May 11, 1994. Inception of the Institutional Class Z, July 17, 2017. Inception of the Investor Class, September 30, 2005. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

On a sector basis, only Energy was able to eke out modest gains during the period, as supply shocks from the war produced a meteoric rise in commodities prices. Consumer Discretionary and Information Technology (IT) performed the worst; the former was impacted by slumping consumer confidence in the face of surging prices, while central bank efforts to tame inflation hurt IT’s high-priced growth stocks.

All major regions declined. EMs performed the worst, largely due to Russia and China. The eurozone also performed poorly as the sharp rise in energy prices compounded the difficulties of countries already grappling with mounting inflation.

Style factors played a significant role. The most expensive stocks suffered from the regulatory mauling of many Chinese growth leaders and from a reassessment of discount rates in the face of rising inflation. Shares of the fastest-growing companies significantly underperformed their slowest-growing peers, while the highest-quality stocks failed to offer any protection, slightly underperforming their lowest-quality peers.

Performance Attribution

The Portfolio underperformed as style headwinds sustained throughout the period contributed to a negative stock-selection effect across most regions and sectors.

By sector, poor performers in Energy, Health Care, and Communication Services detracted the most from relative performance. In Energy and Communication Services, returns were dragged down by our Russian holdings: oil and gas company Lukoil and internet-search provider Yandex. As the Russian invasion unfolded, we marked down the value of our Russian holdings to zero on March 7, the point at which these US-and UK-listed shares became untradeable because of Western sanctions and actions taken by stock exchanges and brokers. In Health Care, Sysmex, a leading Japanese provider of hematology equipment and reagents, reported disappointing sales in China following the country’s lockdowns and its “Buy China” policy initiative, which overshadowed positive results for the company’s groundbreaking early-detection blood tests for Alzheimer’s. Strong stocks in Materials, including Australian mining company

Total Return Based on a $100,000 Investment Institutional Class

Total Return Based on a $10,000,000 Investment Institutional Class Z

Total Return Based on a $5,000 Investment Investor Class

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

9

BHP Group, helped our relative performance. Shares of BHP rose alongside the prices of commodities for which Russia is a major producer. It also helped that the Portfolio was underweight the poorly performing Consumer Discretionary sector.

On a regional basis, weak stocks in Japan, Europe—both in the eurozone and outside it—and Emerging Markets (Russia) were the biggest detractors from relative performance. In the eurozone, high-priced IT stocks, such as Dutch payment processor Adyen and French software and technology solutions company Dassault Systèmes, hurt returns, along with cyclically exposed German semiconductor maker Infineon Technologies. Outside the eurozone, Swiss contract drug manufacturer Lonza fell despite strong operating results, as investors became wary of expensive health care stocks. Pacific ex-Japan was a bright spot. Singapore-based bank DBS Group continued to show strong business momentum, supported by the financial strength that it has demonstrated throughout the pandemic. DBS also benefited from Singapore’s central bank tightening monetary conditions; net interest margins should rise alongside interest rates.

Perspective and Outlook

Within the span of a few months in the summer and fall of 2022, markets lurched from a consensus that the fight against inflation would soon be won toward a despairing view that slaying inflation would require sustained punishment by high interest rates. As practiced observers of both markets and policymakers, we have not put much belief in either narrative or tried to predict which outcome will ultimately drive the markets. Instead, we intensified our efforts to reaffirm the long-term prospects of the companies we own and those qualified for purchase by our analysts. We aim to build a portfolio of companies that is resilient to many different economic environments, knowing that we can’t predict which environment they will face tomorrow.

The global economy has been dramatically affected by Russia’s invasion of Ukraine and the still-unfolding energy crisis in Europe. Looking ahead, the risk that Taiwan could be the epicenter of a conflict between the US and China is one that we must push higher up the list of risks that our portfolio must be built to withstand. We have long viewed this risk as both low and distant; it is no longer distant. Nevertheless, we don’t pretend to be experts in US-China relations or try to forecast geopolitical events. Our strict adherence to our portfolio guidelines, including the requirement of ample geographic diversification, is one way we protect against the most catastrophic consequences.

Beyond geopolitical risks, the threat of inflation remains at the fore. Analyzing businesses’ resilience to persistent inflation is an area where we think we have a small leg up because many of our analysts have covered companies in developing countries where inflation has been an enduring concern. Moreover, for the last 15 years, our fair value estimates have explicitly incorporated inflation assumptions for every company we cover.

Yet another factor we must consider is an environment of positive real rates, which is exposing vulnerabilities built up over decades of easy money. The most concerning thus far have been the weaknesses hidden in some UK pension plans, whose structures were predicated on well-behaved interest rates. Their struggle to meet margin calls was the catalyst for the “whatever scale necessary” intervention by the Bank or England in its domestic bond market in September. Though similar vulnerabilities likely exist elsewhere, our longstanding preference for transparency and insistence on financial strength at the companies we hold is designed to keep our portfolios relatively sheltered from this kind of distress.

Portfolio Highlights

While heightened risk aversion fed by the war in Ukraine, dramatic currency movements, and interest rate hikes has roiled stock markets, we see far more underlying business resiliency than what is reflected in share prices. We continue to add to our investments in Japan, where many companies with global revenues benefit from the yen’s weakness. Recent additions have brought us close to the benchmark weight.

Portfolio Positioning (% Weight) at October 31, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	2.7	5.7

Cons Discretionary	4.5	10.7

Cons Staples	12.2	9.1

Energy	2.8	6.6

Financials	21.2	20.9

Health Care	13.4	10.0

Industrials	15.4	12.5

Info Technology	13.7	10.9

Materials	9.5	8.1

Real Estate	0.0	2.2

Utilities	1.1	3.3

Cash	3.5	–

Geography	Portfolio	Benchmark[1]

Canada	4.3	8.5

Emerging Markets	22.3	27.5

Europe EMU	20.8	20.3

Europe ex-EMU	25.0	21.2

Frontier Markets[2]	0.0	–

Japan	13.5	14.1

Middle East	0.0	0.6

Pacific ex-Japan	9.1	7.8

Other[3]	1.5	–

Cash	3.5	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index. 3Includes companies classified in countries outside the Index.

10

Overall, a weak yen is likely to be a modest net positive for our Japanese companies’ earnings by boosting their global competitiveness. These companies typically have leading global positions in their industries and generate much of their revenue outside their domestic market; in the short run, this results in a large translation gain for their yen-denominated earnings. Offsetting higher foreign revenues are rising imported costs for inputs such as energy and other raw materials along with semiconductors. Producer prices in Japan, which are heavily reliant on imported inputs, have risen more sharply on a year-over-year basis than Japanese consumer prices. In contrast, Japanese labor costs have risen only modestly over the year, and in foreign-currency terms they have fallen sharply, potentially giving our Japanese companies an enduring edge over their global competitors if they can, through cultural affinity, continue to retain talent without ballooning costs.

Our four Japanese Industrials holdings generate on average more than two-thirds of their sales outside of Japan and, based on latest estimates, appear to be on track to deliver positive 2022 earnings growth. Our biggest concern for these companies is that weaker global growth may erode the demand for capital goods.

Our most recent Japanese investment, Shimano, the world’s leading manufacturer of bicycle components with roughly a 70% global share of the high-end drivetrain and braking system market, has an even higher share of foreign sales, almost 90%. More than half of its sales come from Europe and North America, where customers pay a premium for its products. Sales are receiving a boost from the growing market for electric bikes, where Shimano components also dominate the top end. Yen weakness has provided an additional fillip, resulting in year-over-year sales and profit growth of 15% and 22%, respectively, in the first half of this year. The weaker exchange rate is making Shimano and the four industrial companies much more potent in competing against European and US manufacturers, so long as they can contain their domestic costs.

Japanese drugmakers Chugai Pharmaceutical and Shionogi are also enjoying an earnings boost from the weaker yen, as they generate on average a majority of their sales abroad, mainly in the form of royalties. Hematology testing systems maker Sysmex anticipates growth in 2023, helped by a large share of foreign revenues (84%) despite Chinese volumes being suppressed by that country’s lingering lockdowns. Despite producing 69% of its sales abroad, cosmetics maker Shiseido has not been so lucky due to its high direct exposure to the Chinese market (a third of revenues) and indirect exposure through domestic sales to Chinese tourists. To the extent that China’s consumer slowdown is a consequence of the lockdowns, and assuming travel restrictions eventually lift, we expect Shiseido’s revenues to recover in time.

NITORI, a furniture and home-accessories retailer, is our only Japanese holding where yen weakness is an unmitigated negative given that the company sells goods to domestic consumers that it primarily makes in China or Vietnam. The cost in yen to produce its merchandise is therefore rising, pressuring

Ten Largest Holdings by Weight at October 31, 2022

Company	Sector	Market	%

DBS Group	Financials	Singapore	3.5

Samsung Electronics	Info Technology	South Korea	3.4

Roche	Health Care	Switzerland	3.4

Atlas Copco	Industrials	Sweden	3.3

L’Oréal	Cons Staples	France	3.3

Schneider Electric	Industrials	France	2.8

SE Banken	Financials	Sweden	2.6

ICICI Bank	Financials	India	2.6

BHP	Materials	Australia	2.6

AIA Group	Financials	Hong Kong	2.5

Nitori’s margins. In the first half of 2022, Nitori held the line on retail prices while investing in ways to cut its operating costs, which at least has been easier than for peers given its vertical integration across manufacturing, distribution, and online and brick-and-mortar points of sale. Recently, management indicated it will hike prices on selected products by as much as 20%, having seen competitors do the same and noting Japanese shoppers’ reluctant acceptance of increases across consumer categories.

As interest rates rise globally, we have become more optimistic about the Financials sector; incremental purchases and relative performance over the period increased our holdings by more than a third so that we now hold the index weight in banks and remain overweight insurance. Banks and life insurance companies are among businesses that should benefit most from higher interest rates. Rising rates tend to increase net interest margins for banks, and they augment the returns from new fixed income investments for life insurance companies while reducing the capital they need to set aside today to meet future claims. The Financials sector has performed relatively well during the period—notwithstanding the potential for loan losses a global recession might inflict on banks—outperforming all other sectors except Energy and Utilities.

But, while higher interest rates are positive for business, extreme volatility in bond markets is not, given banks’ and insurers’ roles as counterparties to complex derivative contracts and holders of collateral against leveraged positions of more prosaic instruments. In balancing sentiment in the short term, fear of as yet unseen exposures can outweigh the greed of longer-term benefits of higher yields. The insurance sector fell victim recently to extreme volatility in the gilts market. While shares of our own insurance holdings such as AIA Group, Ping An Insurance, and Allianz likely have been dented by negative marks in their investment portfolios, we view this and their pandemic-related disruptions (in the case of AIA Group and Ping An Insurance) and regulatory compliance lapses (Allianz) to be transitory. We value their low leverage and the low sensitivity of their product sales to the economic cycle.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

11

International Small Companies Portfolio

Institutional Investors: HLMRX | Individual Investors: HLMSX

Portfolio Management Team

Jafar Rizvi, CFA

Co-Lead Portfolio Manager

Anix Vyas, CFA

Co-Lead Portfolio Manager

Performance Summary

For the International Small Companies Portfolio, the Institutional Class declined 31.20% and the Investor Class declined 31.39% (net of fees and expenses) in the twelve-month period ended October 31, 2022. The Portfolio’s benchmark, the MSCI All Country World ex-US Small Cap Index, declined 27.75% (net of source taxes).

What Happened

International small capitalization stocks fell sharply in the period amid aggressive central bank rate hikes intended to cool inflation, commodity supply shocks emanating from the war in Ukraine, and overall weakness in China.

The period began with consumer prices in the US climbing at the fastest pace since 1982, leading the US Federal Reserve (Fed) to signal several interest rate increases and an imminent end to its bond-buying program. So far, the Fed has hiked interest rates six times, taking rates from between 0% and 0.25% at the start of the period to between 3.75% and 4% by November 2. Other central bankers across developed and emerging markets continued to raise their own borrowing rates, with Bank of Japan the notable exception as it remained committed to an ultra-accommodative monetary policy.

Russia’s invasion of Ukraine in the closing days of February prompted a swift and emphatic response by Western governments, which nevertheless sought to strike a balance between punishing Russian aggression and avoiding an escalating military conflict. The US and its allies enacted crippling economic sanctions, including freezing a significant

Fund Facts at October 31, 2022

Total Net Assets	$488.0M

Sales Charge	None

Number of Holdings	86

Turnover (5 Yr. Avg.)	31%

Dividend Policy	Annual

	Institutional Investors	Individual Investors

	Institutional Class	Investor Class

Ticker	HLMRX	HLMSX

CUSIP	412295875	412295883

Inception Date	6/30/2011	3/26/2007

Minimum Investment[1]	$100,000	$5,000

Net Expense Ratio[2]	1.12%[3]	1.30%[4]

Gross Expense Ratio[2]	1.12%	1.46%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.15% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.30%. The Net Expense Ratio is applicable to investors.

share of Russian central bank reserve assets, cutting off many of the country’s banks from SWIFT (Society for Worldwide Interbank Financial Telecommunications), and outlawing the export of a variety of industrial and luxury goods to Russia. The revulsion over Russia’s actions also provoked an exodus of Western companies from Russian markets. With foreign investors effectively unable to trade, major market index providers expunged all Russian securities from their indexes.

The war’s contribution to inflation was twofold. In September, Russia retaliated against European sanctions by cutting off the flow of natural gas to the continent, sending energy prices soaring as countries scrambled to find other sources. In emerging markets (EMs), the pressures were largely felt in ballooning food prices. Prior to the war, Ukraine was one of the world’s largest suppliers of grains and vegetable oils, and EM countries have been hard-pressed to find alternatives.

China grappled with its own set of challenges. The government’s sweeping lockdown measures in response to waves of COVID-19 cases in major Chinese cities hurt businesses in various industries and caused investors to lose their appetite for Chinese stocks. In the Real Estate sector, regulators’ efforts to prick the country’s residential real estate bubble caused severe strain, as even less-leveraged developers faced resistance to rolling over their debt or issuing new bonds. In Health Care, shares of Chinese biological pharmaceutical companies came under pressure after US President Joe Biden issued an executive order

12

Performance (% Total Return)

	For periods ended September 30, 2022						For periods ended October 31, 2022

	1 Year	3 Years	5 Years	10 Years	Since Inception* Jun-11 Mar-07		1 Year	3 Years	5 Years	10 Years	Since Inception* Jun-11 Mar-07

Intl. Small Companies Portfolio – Inst. Class	-31.40	0.29	0.15	5.46	4.32		-31.20	0.36	0.67	5.88	4.61

Intl. Small Companies Portfolio – Investor Class	-31.58	0.03	-0.10	5.20		4.51	-31.39	0.11	0.41	5.62		4.71

MSCI All Country World ex-US Small Cap Index	-28.93	0.38	-0.56	4.44	3.04	–	-27.75	0.13	-0.29	4.77	3.30	–

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class, June 30, 2011. Inception of the Investor Class, March 26, 2007. Index performance prior to June 1, 2007 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

advancing a “secure American bioeconomy,” fueling fears that these businesses may get shut out from the lucrative US market.

Energy was the only positive sector during the period, soaring over 20% as supply shocks from the war produced a meteoric rise in commodities prices. Health Care, Communication Services, Information Technology (IT), Consumer Discretionary, and Real Estate all declined by more than 30%. Consumer Discretionary stocks were impacted by slumping consumer confidence in the face of surging prices, while central bank efforts to tame inflation hurt fast-growing stocks that comprise the IT sector.

All major regions declined. Europe (both inside and outside the eurozone) performed the worst as the sharp rise in energy prices compounded the difficulties of countries already grappling with mounting inflation. EMs also performed poorly, largely due to Russia and China.

Style factors played a significant role. Shares of the fastest-growing and highest-quality companies significantly underperformed their slowest-growing and lowest-quality peers. By value, the cheapest stocks were favored, outperforming the most expensive by more than 1,700 basis points.

How We Did

The Portfolio’s concentration of richly valued, fast-growing, and high-quality companies, a hazard of our investment philosophy, hurt relative performance in a period during which investors fled these stocks. The Portfolio’s emphasis on companies in the highest-quality cohort accounted for approximately 45% of our underperformance in the period. Many of these high-quality companies also happened to be among the most expensive, which provided a dual headwind given value’s outperformance. Examples include Bechtle, a Germany-based provider of IT services and related hardware and Dechra, a UK-based manufacturer of animal pharmaceuticals. Bechtle detracted as higher wages, as well as increases in travel and energy costs, impacted margins and offset good revenue growth. Dechra declined in the face of cost inflation and increased competition from generics. The company also completed two acquisitions that will be dilutive to earnings this year and next. However, the drug pipelines in both deals look promising for Dechra’s growth outlook, which is underpinned by rising demand in the US for pet medicines.

By sector, poor performers in Materials and Industrials detracted the most from relative returns. In Materials, Vietnamese steel producer Hoa Phat Group fell as troubles in Vietnam’s real estate market reduced demand for steel; meanwhile, the price of coking coal (which accounts for a sizable percentage of steel production costs) has risen sharply since Russia’s invasion of Ukraine. In Industrials, shares of Switzerland-based industrial-components supplier Bossard

Total Return Based on a $100,000 Investment Institutional Class

Total Return Based on a $5,000 Investment Investor Class

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

13

fell despite continued strong demand for its fasteners, as investors grew wary of the company’s exposure to the weakening European economy. Strong stocks in Communication Services helped, particularly Swedish video game maker Paradox Interactive. Paradox announced record profits in both the first and second quarters, helped by weakness in the Swedish krona (much of the company’s revenue is in US dollars) and a management reshuffle that’s led to a renewed focus on Paradox’s core gaming franchises.

On a regional basis, weak stocks in Japan and the Portfolio’s off-benchmark exposure to Frontier Markets (Vietnam) detracted. Our worst performer in Japan was Infomart, the dominant business-to-business online-ordering platform for the country’s restaurant industry. Inflation and the lingering impact of the pandemic on restaurants have put a damper on some of the business’s near-term growth. Over the long term, we expect Infomart’s online-invoicing technology to benefit from regulations intended to promote greater adoption of online and digital services to combat Japan’s persistent labor shortages. Strong stocks in Europe outside the eurozone and in Emerging Markets were positive contributors. UK-listed but Georgia-based Bank of Georgia has prospered not just despite, but also because of its proximity to the Ukrainian conflict, as businesses and workers fleeing nearby Russia have led to more money flowing through Georgia’s economy, including into restaurants and real estate. Brazilian rental-car business Localiza reported strong quarterly results throughout 2022, including strong profit and margin growth, as supply-chain challenges eased and allowed the company to obtain new vehicles. Localiza also finalized its merger with Unidas in July.

What’s On Our Minds

Our exposure to Europe warrants a closer look. Although the Portfolio remains diversified across 10 countries and many sectors, compared with the index it has a strikingly high presence in Germany and seemingly the UK. The notional overweight to the UK is deceptive, as it includes four London-listed companies—roughly 5% of portfolio weight—that don’t generate meaningful sales or profits in the country: telecommunications carrier Airtel Africa, Lithuania-based Baltic Classifieds, the aforementioned Bank of Georgia, and payments company Network International, which generates most of its revenue in the Middle East and Africa.

That said, we haven’t neglected the UK itself. During the third quarter, we added Grafton, the parent of the Woodie’s chain of retail home improvement stores and construction materials distributors such as Selco and Chadwicks. In a competitive market the company’s edge comes from its knowledgeable staff and large product selection. In recent years, it has expanded into Finland, Ireland, and the Netherlands, and could stand to benefit from the weaker pound. As a skilled capital allocator armed with a net-cash balance sheet in a deteriorating economy, Grafton may successfully unearth more businesses ripe for acquisition.

The Grafton purchase illustrates that we invest in companies, not countries, and that our investment process is based upon bottom-up business forecasts rather than macroeconomic forecasts. Focusing on businesses that are growing on the back of durable competitive advantages, well led by properly incentivized management teams, financially strong, and reasonably valued has helped us generate excess returns through past economic cycles.

That last criterion—valuation—caused us to reduce some holdings in favor of more attractively priced alternatives. As investors’ fears of a collapse in the UK housing market weigh on Rightmove, the country’s dominant online real estate platform, we decided to reduce this holding to make room for Rightmove’s Lithuanian counterpart, Baltic Classifieds, which was the cheapest stock in the online-classifieds industry despite posting the fastest growth and facing low competitive threats. We also added to Cranswick, a UK chicken and pork processor, following a tour of its new processing facility. Cranswick’s focus on both low-cost and premium cuts is advantageous in a period of economic uncertainty.

Portfolio Positioning (% Weight) at October 31, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	12.0	3.6

Cons Discretionary	4.3	11.5

Cons Staples	8.4	6.2

Energy	1.9	4.5

Financials	7.9	11.4

Health Care	12.1	7.0

Industrials	17.3	19.9

Info Technology	22.6	10.6

Materials	6.7	11.7

Real Estate	0.6	9.9

Utilities	2.2	3.7

Cash	4.0	–

Geography	Portfolio	Benchmark[1]

Canada	2.0	8.0

Emerging Markets	23.1	26.2

Europe EMU	18.6	13.0

Europe ex-EMU	30.7	19.6

Frontier Markets[2]	5.1	–

Japan	11.9	20.5

Middle East	2.2	2.1

Pacific ex-Japan	0.3	10.6

Other[3]	2.1	–

Cash	4.0	–

1MSCI All Country World ex-US Small Cap Index; 2Includes countries with less-developed markets outside the Index; 3Includes companies classified in countries outside the Index.

14

Ten Largest Holdings by Weight at October 31, 2022

Company	Sector	Market	%

Cyberark	Info Technology	Israel	2.2

Reply	Info Technology	Italy	2.2

Rubis	Utilities	France	2.2

Abcam	Health Care	United Kingdom	2.2

Senior	Industrials	United Kingdom	2.1

Bank of Georgia	Financials	United Kingdom	2.1

Kinaxis	Info Technology	Canada	2.0

Alten	Info Technology	France	2.0

Keywords Studios	Info Technology	United Kingdom	2.0

Sarana Menara Nusantara	Comm Services	Indonesia	2.0

In Germany, a crucible in the European energy crisis, none of our holdings directly faces natural gas supply risks. Pressure can be felt in electricity costs, but generally these are a small component of overall costs. One company that warrants our watching closely is Fuchs Petrolub, the world’s top producer of lubricants, used to grease everything from vehicle steering wheels and transmission systems to wind turbines. Lubricants are made from base oils, a byproduct of the oil-refining process. Should Fuchs’s German suppliers experience production cuts that force it to tap the global market for raw materials, it would suffer higher costs and perhaps lower margins. So far, though, Fuchs has exhibited tremendous pricing power in an inflationary environment. Looking further ahead, Fuchs is poised to benefit from the growing interest in wind energy and the shift to electric vehicles, which require specialized greases.

We have continued to be net buyers in Germany, most recently adding Evotec, shares of which had gotten cheaper relative to historical levels. Evotec is a contract research company focused on discovering new drug candidates for its clients. The company provides a differentiated offering through its extensive experience with pluripotent stem cells (which can self-renew and develop into other cells in the body), genomics (the study of genes), and proteomics (the systematic study of proteins). Evotec also utilizes its platforms to discover its own drug candidates and then partners with biopharmaceutical companies at the point of clinical trial. Revenue increased 24% in the first half of 2022, and the factors currently hurting its stock price—a global pullback in biotech funding and Europe’s energy crisis—appear to be temporary.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

15

Emerging Markets Portfolio

Institutional Investors: HLMEX and HLEZX | Individual Investors: HLEMX

Portfolio Management Team

Pradipta Chakrabortty

Co-Lead Portfolio Manager

Scott Crawshaw

Co-Lead Portfolio Manager

Richard Schmidt, CFA

Portfolio Manager

Performance Summary

The Institutional Emerging Markets Portfolio (Institutional Class and Institutional Class Z) and the Emerging Markets Portfolio (Advisor Class)—collectively, the “Portfolios”—are both managed in strict accordance with Harding Loevner’s Emerging Markets Equity strategy model portfolio. Therefore, the Portfolios have highly similar holdings and characteristics. We have provided a single commentary to cover both Portfolios. The specific performance and characteristics of each are presented separately in the tables that follow.

For the Institutional Emerging Markets Portfolio, the Institutional Class fell 37.14%, and Institutional Class Z fell 37.07% (net of fees and expenses) for the fiscal year ended October 31, 2022. In the same time period, the Emerging Markets Portfolio Advisor Class declined 37.18% (net of fees and expenses). The Portfolios’ benchmark, the MSCI Emerging Markets Index, fell 31.03% (net of source taxes).

Market Review

Emerging markets (EMs) were burdened by a series of adverse macroeconomic and geopolitical events this fiscal year. The period began with heightened concerns over inflation and a slowdown in China’s economic growth, and fears of a global recession intensified over the course of the 12 months. In February came Russia’s appalling attack on Ukraine, which led the US and its allies to enact severe sanctions against Russia and caused spikes in energy and commodities prices. The US Federal Reserve’s hawkish monetary policy to combat inflation—including four 75-basis-point interest rate hikes from June to November—stoked a surge in the value of the US dollar.

Fund Facts at October 31, 2022

Sales Charge	None

Number of Holdings	78

Dividend Policy	Annual

	Institutional Investors		Individual Investors

Total Net Assets	$2,664.4M		$1,397.8M

Turnover (5 Yr. Avg.)	20%		22%

	Inst. Class	Inst. Class Z	Advisor Class

Ticker	HLMEX	HLEZX	HLEMX

CUSIP	412295701	412295693	412295305

Inception Date	10/17/2005	3/5/2014	11/9/1998

Minimum Investment	$500,000[1]	$10,000,000	$5,000[1]

Net Expense Ratio[2]	1.10%[3]	1.00%[4]	1.19%[5]

Gross Expense Ratio[2]	1.10%	1.01%	1.19%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner’s contractual agreement caps the net expense ratio at 1.10% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 1.00%. The Net Expense Ratio is applicable to investors; 5Harding Loevner’s contractual agreement caps the net expense ratio at 1.30% through February 28, 2023. The expense ratio (without cap) is applicable to investors.

While the strength of the dollar weighed on dollar-denominated EM returns, the currencies of many developing countries held up better against the greenback than those of developed countries. In Latin America, central banks, including Brazil’s, were ahead of the Fed in lifting rates, bringing these nations closer to the peaks of their tightening cycles. By contrast, Asian countries, including India and Indonesia, resisted pressure to match the Fed’s hikes. China’s monetary policy remained loose, in keeping with the government’s imperative to stimulate a slowing economy.

Markets in the Middle East and Latin America were among the strongest, buoyed in part by the rising (albeit volatile) price of oil. Brazil was boosted by returns from energy giant Petrobras along with an uptick in consumer spending and a recovery in the job market. Signs that the country’s inflation had crested also provided a lift to growth stocks.

After Russia, China was the second-worst performing EM. Its woes were reflected in the sharp declines in the Consumer Discretionary, Real Estate, and Communication Services sectors. The country’s “zero-COVID” policy disrupted normal life and consumer-spending patterns for much of the year. Regulators’ efforts to prick China’s residential real estate bubble also caused home prices to decline, prompting regulators to offer more credit support to help developers complete unfinished projects. Advertising spending, a key source of revenue for Communication Services companies such as Baidu and Tencent, also saw a pullback.

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Performance (% Total Return)

		For periods ended September 30, 2022							For periods ended October 31, 2022

	1 Year	3 Years	5 Years	10 Years	Since Inception* Oct-05 Mar-14 Nov-98			1 Year	3 Years	5 Years	10 Years	Since Inception* Oct-05 Mar-14 Nov-98

Inst. Emerging Markets Portfolio – Inst. Class	-36.08	-6.96	-4.93	0.60	3.94			-37.14	-8.29	-5.33	0.42	3.90

Inst. Emerging Markets Portfolio – Inst. Class Z	-36.05	-6.86	-4.80	–		-0.06		-37.07	-8.19	-5.21	–		-0.10

Emerging Markets Portfolio – Advisor Class	-36.07	-7.06	-5.01	0.53			8.22	-37.18	-8.39	-5.42	0.37			8.17

MSCI Emerging Markets Index	-28.11	-2.07	-1.81	1.05	4.50	1.39	–	-31.03	-4.42	-3.09	0.79	4.28	1.01	–

Returns are annualized for periods greater than 1 year. *Inception of Institutional Class, October 17, 2005. Inception of Class Z, March 5, 2014. Inception of the Advisor Class, November 9, 1998. Index performance prior to January 1, 2001 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Utilities was the most resilient sector. Financials also outperformed thanks to Brazilian, Indian, and Indonesian banks, which enjoyed robust growth in retail lending and expanding net interest margins amid rising interest rates.

Performance Attribution

The Portfolio’s underperformance this year was primarily caused by our Russian investments. We hold four companies in three sectors: Energy (Novatek and Lukoil, prominent players in the global oil and gas industry); Communication Services (Yandex, Russia’s dominant search engine), and Financials (Sberbank, Russia’s leading banking franchise). At the end of January, these holdings represented about 8.0% of the Portfolio, a significant overweight versus the Index. Soon after Russia’s invasion of Ukraine, the US- and UK-listed shares we hold became untradeable because of Western sanctions and actions taken by stock exchanges and brokers. On March 7, we marked down the value of these Russian holdings to effectively zero.

In Financials, the negative impact of Sberbank was partly mitigated by strong positive contributions from holdings in high-quality banks in Asia and Latin America, including Indonesia’s Bank Central Asia, Brazil’s Itaú Unibanco, and Mexico’s GF Banorte. These companies enjoyed an acceleration in lending growth and a boost in margins from higher interest rates without a notable deterioration in asset quality. The Portfolio outperformed in the Consumer Discretionary sector, where the recovery from COVID-19 triggered a resurgence in the sale of physical goods. This benefited holdings such as Indian automaker Maruti Suzuki, Astra International, which distributes Toyota vehicles in Indonesia, and Brazilian retailer Lojas Renner. As Lojas Renner’s revenue surged, its effective cost management produced solid margins.

The Portfolio’s underweight in Communication Services and overweight in Industrials were also helpful. On a regional basis, the largest detractors after Russia were South Korea and Taiwan. South Korean personal-care and household-products company LG Household & Health Care was hurt by the decline in cosmetics sales in China caused by pandemic-related shutdowns. A drop in the number of Chinese

Total Return Based on a $500,000 Investment Institutional Class

Total Return Based on a $10,000,000 Investment Institutional Class Z

Total Return Based on a $5,000 Investment Advisor Class

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

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citizens traveling abroad on shopping trips—a significant source of LG’s revenues—also hurt. In Taiwan, power-management and analog-chips designer Silergy declined after lowering guidance for the second half of 2022, citing weakening demand in PC and consumer markets.

The Portfolio’s underweight to China and overweight to Brazil and Mexico were helpful this year.

Perspective and Outlook

In a world at odds with itself, as leading nations fight acute economic challenges and look to mold a new order that preserves or advances their global standing, investors flocked this fiscal year to the relative safety of the US dollar. It is widely accepted that, in the face of a strengthening dollar, emerging-market equities will struggle to generate competitive (dollar-based) returns. Indeed, through much of the past 25 years, the dollar-based returns of the MSCI EM Index relative to the developed-market MSCI World Index have been negatively correlated with the strength of the greenback.

One explanation for this relationship is that many EM countries and companies issue dollar-denominated debt, often without a matched source of hard-currency income; a strong dollar makes the debt more costly to pay off. The so-called fragile countries—those burdened with persistent reliance on external financing, such as Brazil, Turkey, Indonesia, and South Africa—are perceived to suffer most in strong-dollar environments.

Macroeconomic predictions don’t direct our investment process. If they did, and if we had correctly foreseen that fiscal 2022 would witness extreme dollar appreciation, the conventional portfolio-construction action would have been to reduce exposure to the stock markets of the most fragile countries. But even though our dollar forecast would have been spot-on, thus far our portfolio reallocations would not have reaped the expected reward—not when countries such as Brazil, Indonesia, and Turkey have produced some of the best returns year to date. This is a good illustration of the futility of basing investment decisions on macroeconomic forecasts.

We wonder whether the recent pattern of returns across EMs and the high dispersion among them partly reflect something new and enduring: the early stages of profound shifts in global supply chains. Various industrialized countries, most notably the US, have been adjusting their industrial policies in reaction to the supply shocks emanating from the pandemic. Geopolitical priorities and strategies are also changing as the world transitions to a multipolar power structure, accelerated by Russia’s invasion of Ukraine. The industrial policy changes are designed to alter companies’ long-term operational decisions and investment plans. The “lowest-cost” strategy that companies pursued for more than a generation, and which led to a high concentration of global manufacturing in China, is giving way to strategies that place greater emphasis on the security of supply chains and control over technology.

The Portfolio holds several EM companies that should be aided by this change in emphasis, including LONGi, China’s largest manufacturer of solar components and a critical player in global solar power generation. The long-term pivot toward renewable energy has been given extra impetus by the crisis surrounding fossil fuel production and distribution since Russia invaded Ukraine. Another example is Aspeed, a Taiwanese fabless chip designer that commands a roughly 70% share of the niche market for baseboard management controllers (BMC), which facilitate data centers by rebooting a problematic component when a server freezes. As data centers become increasingly complex, BMCs provide the ability to manage server components and their security remotely on a more granular level.

The US government’s new industrial policy initiatives appear relevant to both companies’ competitive markets. In August, Congress passed two significant pieces of legislation intended to alter the competitive dynamics and global structure of

Portfolio Positioning (% Weight) at October 31, 2022

Sector	Institutional HLMEX / HLEZX	Advisor HLEMX	Benchmark[1]

Comm Services	5.5	5.5	8.7

Cons Discretionary	16.0	16.0	12.2

Cons Staples	7.0	7.0	6.5

Energy	1.9	1.9	5.6

Financials	25.4	25.4	23.6

Health Care	3.3	3.3	4.1

Industrials	14.1	14.1	6.1

Info Technology	21.4	21.4	19.1

Materials	1.0	1.0	9.1

Real Estate	1.8	1.8	1.8

Utilities	1.0	1.0	3.2

Cash	1.6	1.6	–

Geography	Institutional HLMEX / HLEZX	Advisor HLEMX	Benchmark[1]

Brazil	10.8	10.8	6.5

China + Hong Kong[2]	26.5	26.5	26.9

India	14.5	14.5	16.2

Mexico	7.2	7.2	2.6

Russia	0.0	0.0	–

South Africa	1.8	1.8	3.7

South Korea	8.4	8.4	11.9

Taiwan	10.2	10.2	13.5

Small Emerging Markets[3]	9.4	9.4	18.7

Frontier Markets[4]	1.7	1.7	–

Developed Markets Listed[5]	7.9	7.9	–

Cash	1.6	1.6	–

1MSCI Emerging Markets Index; 2The Emerging Markets Portfolio’s end weight in China at October 31, 2022 is 22.0% and Hong Kong is 4.5%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 4Includes countries with less-developed markets outside the Index; 5Includes emerging markets or frontier markets companies listed in developed markets.

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certain industries: the CHIPS and Science Act (CSA), which aims to secure an advantage for the US in accessing the supply of semiconductors; and the Inflation Reduction Act (IRA), which features an unprecedented US$391 billion directed at climate change and energy transition.

Critically, the incentive packages in the CSA restrict participating companies from making additional investments in countries that present a threat to the US—namely China. If the primary objective is to attract the leading chip technology to the US, it would require the participation of Taiwan’s TSMC and South Korea’s Samsung Electronics, both of which have manufacturing capabilities in China that they are unlikely to give up. This leads us to suspect the CSA’s investment restrictions will be negotiable. It makes sense for these companies to diversify their capacity and gain greater proximity to some of their most important customers by expanding capacity in the US. That said, the cost of manufacturing in the US will likely remain materially higher than in Asia until the US-based supply chain reaches sufficient scale. There is fear that these increased costs will come at a time when the financial wherewithal to spend on technology is constrained by a recession. The risk of a structural deceleration in growth has increased, but we continue to think that rapidly expanding applications for semiconductors support long-term growth prospects for the industry.

Turning from chips to solar, higher tax credits earmarked for solar projects in the IRA, the other major piece of industrial legislation, should both improve solar’s cost relative to other energy sources and incentivize equipment makers to invest in US manufacturing capacity. Fortunately for LONGi, the IRA doesn’t exclude participants based on their country of origin. Securing enduring access to the US market may provide LONGi with a significant growth opportunity at attractive economics.

As nations jostle to enhance the security of their supply chains, it behooves us to analyze the security of operations and revenue opportunities for individual companies and look for those that stand to benefit from the changes afoot. Though it is impossible to predict with confidence the detail of policy changes and their ramifications, financially strong businesses with a competitive edge hold the advantage. It is intriguing that, in this bear market, stocks of the highest-quality companies have been less resilient than in previous market sell-offs, shrinking their valuation premiums. This improves the prospects for strong relative returns from shares of high-quality, growing companies and bolsters the case for holding them.

Portfolio Highlights

In July we welcomed to the leadership of the strategy a new co-lead portfolio manager, Pradipta Chakrabortty, who joins Scott Crawshaw in selecting the Portfolio’s holdings from among the stocks researched by our analysts. Pradipta has run a “paper” model portfolio as a portfolio manager on the EM team for the past eight years. The leadership transition resulted in no material change to the Portfolio’s quality-growth characteristics.

Ten Largest Holdings by Weight (%) at October 31, 2022

Company	Sector	Market	Institutional HLMEX / HLEZX	Advisor HLEMX

Samsung Electronics	Info Technology	South Korea	5.0	5.0

TSMC	Info Technology	Taiwan	4.3	4.3

Tata Consultancy Services	Info Technology	India	3.9	3.9

HDFC Bank	Financials	India	2.9	2.9

Walmart de México	Cons Staples	Mexico	2.8	2.8

GF Banorte	Financials	Mexico	2.5	2.5

EPAM	Info Technology	US	2.5	2.5

Localiza	Industrials	Brazil	2.4	2.4

HDFC Corp.	Financials	India	2.2	2.2

AIA Group	Financials	Hong Kong	2.2	2.2

New purchases during the fiscal year included Asian Paints, the Portfolio’s first holding in the Materials sector since early 2020. The he company is a leading manufacturer in India of consumer-focused decorative paints and paints for industrial applications. The company’s key competitive advantage is its extensive distribution network, which spans 15 countries across South and Southeast Asia and the Middle East, including more than 145,000 retail outlets in India alone. It has delivered an average return on equity of 25% over the past five years and should benefit from rising income levels and increasing urbanization in key markets.

Our new holding in the Gulf Cooperation Council region is Emaar Properties, a UAE real estate company whose flagship developments in Dubai include the Burj Khalifa (the tallest building in the world) and the Dubai Mall (among the largest in the world). The company’s large land bank—about 1.7 billion square feet mostly in prime locations in Dubai—is a significant competitive advantage, as is the UAE government’s large stake in Emaar, which provides the company privileged access to the most-promising development opportunities. We should see strong earnings growth for the company as improving economic activity in the UAE fuels consumer spending.

In China, we trimmed two Communication Services holdings, Baidu and Tencent, on concerns about weakening advertising revenue. We also sold our holding in cybersecurity company Sangfor, partly because the company seemed to be losing market share among government-owned businesses.

Our new purchases in China included a previous holding, Trip. com Group, which is responsible for half of China’s online travel bookings. Among its more than 50,000 travel partners are many upscale hotels, and this abundance of choice continues to attract a vast user base. Trip.com’s international footprint has broadened through its subsidiary Skyscanner, a UK platform, and a partnership with TripAdvisor of the US. The company’s leadership has experience successfully guiding the business through highly competitive conditions. Increasing travel demand in a post-COVID-19 world opens the door to accelerated growth.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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Frontier Emerging Markets Portfolio

Institutional Investors: HLFMX and HLFFX | Individual Investors: HLMOX

Portfolio Management Team

Pradipta Chakrabortty

Co-Lead Portfolio Manager

Babatunde Ojo, CFA

Co-Lead Portfolio Manager

Sergey Dubin, CFA

Portfolio Manager

Performance Summary

For the Frontier Emerging Markets Equity Portfolio, the Institutional Class I fell 23.56% (net of fees and expenses) in the twelve-month period ended October 31, 2022. The Portfolio’s benchmark, the MSCI Frontier Emerging Markets Index, fell 25.81% (net of source taxes).

Market Review

Frontier Emerging Markets (FEMs) fell over the past year, with negative performances across most sectors and regions. Rising inflation resulted in tightening monetary policies in both FEMs and the developed world; the increasingly aggressive stance of the US Federal Reserve in hiking interest rates to curb inflation resulted in depreciating local currency returns, which negatively impacted FEM returns in the final few months of the period.

Overall, European stocks suffered the most from the war due to concerns around the Ukraine-Russia conflict possibly spreading to neighboring states and key market Kazakhstan’s domestic troubles early in 2022. The Kazakh market plunged in January, when protests over the removal of a fuel price cap turned violent. Soon after President Kassym-Jomart Tokayev made concessions to the protesters, Kazakhstan was inundated in market turmoil again, this time from the impact of the war. Russia is a key transit country for most of Kazakhstan’s foreign trade, and Kazakh supply chains faced difficulty as many western countries stopped trade with Russia to follow sanctions.

Fund Facts at October 31, 2022

Total Net Assets	$171.7M

Sales Charge	None

Number of Holdings	56

Turnover (5 Yr. Avg.)	24%

Dividend Policy	Annual

	Institutional Investors		Individual Investors

	Inst. Class I	Inst. Class II	Investor Class

Ticker	HLFMX	HLFFX	HLMOX

CUSIP	412295867	412295735	412295859

Inception Date	5/27/2008	3/1/2017	12/31/2010

Minimum Investment	$100,000[1]	$10,000,000	$5,000[1]

Net Expense Ratio[2]	1.62%[3]	1.35%[4]	2.00%[5]

Gross Expense Ratio[2]	1.62%	1.53%	2.12%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3Harding Loevner’s contractual agreement caps the Net Expense Ratio at 1.75% through February 28, 2023. The expense ratio (without cap) is applicable to investors; 4The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 1.35%. The Net Expense Ratio is applicable to investors; 5The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 2.00%. The Net Expense Ratio is applicable to investors.

Asia was led lower by Vietnam, where strong domestic manufacturing activity was overshadowed by COVID lockdowns in China; Chinese factories are a significant supplier of many Vietnamese companies. The Vietnamese government’s crackdowns on illicit bond issuances and its tightening of real estate credit dragged down shares of Vietnamese bank and property stocks. However, the Vietnamese dong depreciated considerably less against the US dollar than many other currencies, such as the Thai baht, the British pound, the yen, and the renminbi.

Africa was dragged down by Egypt and Kenya. In both countries, inflation spiked, and rising oil and food prices put pressure on trade balances and currency. In the latter, disputed presidential election results between now-President William Ruto and opponent Raila Odinga led to political strife in August 2022; tensions were eased in September after the Kenyan Supreme Court upheld Ruto’s victory and Odinga conceded.

The Gulf States were some of the only markets that ended the period in positive territory. The Gulf was helped first by rising prices of oil and other commodities in 2022, which boosted the exporting region’s economy. The Gulf also suffered less than other

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Performance (% Total Return)

	For periods ended September 30, 2022							For periods ended October 31, 2022

	1	3	5	10	Since Inception*			1	3	5	10	Since Inception*
	Year	Years	Years	Years	May-08	Mar-17	Dec-10	Year	Years	Years	Years	May-08	Mar-17	Dec-10

Frontier EM Portfolio – Inst. Class I	-22.02	-3.28	-3.49	0.80	-1.78			-23.56	-3.04	-2.88	0.85	-1.59

Frontier EM Portfolio – Inst. Class II	-21.82	-3.04	-3.24	–		-0.44		-23.44	-2.80	-2.62	–		0.03

Frontier EM Portfolio – Investor Class	-22.30	-3.67	-3.84	0.41			-0.66	-23.84	-3.39	-3.21	0.48			-0.43

MSCI Frontier Emerging Markets Index	-23.58	-6.70	-4.88	-0.47	–	-2.04	-0.91	-25.81	-6.83	-4.49	-0.37	–	-1.63	-0.72

Returns are annualized for periods greater than 1 year. *Inception of the Institutional Class I, May 27, 2008. Inception of the Institutional Class II, March 1, 2017. Inception of the Investor Class, December 31, 2010. Index performance prior to December 2, 2008 cannot be shown since it relies on back-filled data.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

FEMs from the strong US dollar, as many Gulf states’ currencies are pegged to the USD, helping make the region a haven for investors withdrawing from other regions.

Every sector declined in the period, with Information Technology being particularly hard-hit due to the exodus in early 2022 from faster-growing companies, whose valuations took a hit as investors used higher rates to discount their cash flows, which tend to be further out into the future. Financials and Consumer Discretionary stocks generally did not slide as much as other sectors.

Performance Attribution

The Portfolio outperformed the MSCI Frontier Emerging Markets index in the period. By sector, strong Real Estate and Consumer Staples stocks contributed to performance. In the UAE, property developer Emaar Properties reported the highest property sales in the company’s history, while payment processor Network International recovered from pandemic-related demand setbacks, growing both merchant acquisitions and transaction processing. A strong financial position allowed Network International to pay down debt and launch a stock buyback program. The Portfolio’s overweight in the strongly performing Consumer Discretionary sector also helped. Weak Financials and Materials stocks detracted; Kazakhstan’s Halyk Savings Bank was hurt by the effects of the Russia-Ukraine war, while Egypt’s Commercial International Bank fell after the country’s central bank devalued the Egyptian pound to cope with inflation.

By region, strong stocks in Vietnam and the Philippines made up more than half of the Portfolio’s outperformance. Shipping company Saigon Cargo Service Corp (SCS). reported that strong demand for shipping services amid the global supply disruptions contributed to a 40% surge in its international cargo volumes during the first fiscal quarter of 2022. In the Philippines, fast casual restaurant chain Jollibee Foods saw a sharp rise in sales as the easing of COVID restrictions led to a wave of Filipinos once again eating at restaurants. Our underweight to Latin America, a relatively better performing region, hurt.

Total Return Based on a $100,000 Investment Institutional Class I

Total Return Based on a $10,000,000 Investment Institutional Class II

Total Return Based on a $5,000 Investment Investor Class

The charts above illustrate the hypothetical return of an investment made in the corresponding share classes. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and charts above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

21

Perspective and Outlook

On-the-ground observations can be especially useful in FEMs, where some countries are changing so fast that a newly widened highway from the airport or the connection speed on your phone can be telling clues that help to inform investment decisions. This past quarter, just weeks after the country opened its borders to tourists, co-lead portfolio manager Babatunde Ojo and analyst Samuel Hosseini visited Vietnam for our first trip back to the country since March 2019. Most of the more than 20 companies they met with said we were the first US investors to visit since the pandemic.

Most of the managers they met with, from longtime contacts at a steelmaker to those of an electronics chain we have just started researching, reported that sales have already rebounded to close to pre-pandemic levels. Ojo and Hosseini also met with local IMF officials a few weeks before the organization revised its 2022 economic growth projection for Vietnam from 6% to 7%—the only Asian economy to experience an upward revision this year. While neighbor China’s distress has had a negative current impact on Vietnam’s trade, it has accelerated foreign direct investment (FDI) as manufacturers reliant on Chinese facilities diversify their operations by adding or expanding facilities in Vietnam. Such investment helped to backstop the dong, whose resilience, in turn, has helped keep a lid on inflation, currently running below the central bank’s target of 4%.

SCS is one holding that benefits directly from the flow of FDI and prospective long-term growth in trade. SCS is one of the two industrial cargo handlers at Saigon Tan Son Nhat airport, the country’s busiest. The airport has hit its capacity limit, meaning that any expansion by either cargo handler will need to come from new construction—and SCS owns all the contiguous property suitable for development. Management’s plans for the property see it expanding its capacity from 200,000 metric tons to 350,000, while its rival remains stuck in place. With airlines’ international cargo revenues and profits at record highs and the cargo hub maxed out, SCS has found itself in an unusually strong bargaining position. It has been signing new customers to contracts at prices 80% higher than existing ones—not to cover cost increases, but simply because it can.

Another stop was at Vietcombank (VCB). The bank, also known as the Bank for Foreign Trade of Vietnam, was originally created as a state-owned institution to serve Vietnam’s cross-border business needs and remains the country’s designated foreign exchange clearing center. Every dollar of FDI must at some point flow through VCB. Aside from the steady source of revenue this generates for its currency desk, a portion of those investments also end up as deposits in VCB accounts. The bank’s favored position has contributed to a dominant market share in trade financing and many other types of commercial loan activity. VCB’s experienced management team has hewed to prudent risk management over many years. At this point, non-performing loans represent just 0.6% of its portfolio, the lowest ratio in the country, even as it maintains a credit loss provision buffer of more than five times that amount. With its large branch and ATM network and digital platforms providing access to cheap deposits and the lowest funding costs in the market, VCB is as leveraged to Vietnam’s long-term economic trajectory as any company in the country.

We are often asked whether Vietnam could ever replace China in global manufacturing. Our answer is “no.” Vietnam’s labor force is too small relative to China’s to replace it. However, Vietnam does not need to replace China. It can follow its own path of economic development, positioning itself favorably as a business-friendly market for investors and seek to avoid the dreaded “middle income trap.” In February 2021, Vietnam’s leaders set out an agenda to make Vietnam a high-income developed country with a GDP per capita of $18,000 (versus US$3,500 today) by 2045. It is a hugely ambitious goal that will require Vietnam to grow its GDP by an average of 7% a year—half a percentage point higher than the fast pace it has managed over the past decade—for the next 25 years. To sustain that pace Vietnam will need to move up the manufacturing value chain, trading its existing growth model based on cheap labor to one based on high productivity and advanced manufacturing capabilities and technology, all of which can only be accomplished through significant additional investments in infrastructure and education. In recent years, Vietnam has

Portfolio Positioning (% Weight) at October 31, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	5.4	8.6

Cons Discretionary	7.6	1.4

Cons Staples	13.5	8.1

Energy	1.1	5.1

Financials	38.1	37.0

Health Care	5.9	3.2

Industrials	5.6	12.7

Info Technology	9.0	–

Materials	2.2	8.1

Real Estate	7.7	12.1

Utilities	0.0	3.7

Cash	3.9	–

Geography	Portfolio	Benchmark[1]

Africa	15.1	15.3

Asia	38.7	48.8

Europe	13.4	15.2

Gulf States	9.3	2.5

Latin America	7.5	17.5

Middle East	0.0	0.7

Developed Markets Listed[2]	12.1	–

Cash	3.9	–

1MSCI Frontier Emerging Markets Index; 2Includes frontier or small emerging markets companies listed in developed markets.

22

beaten the UK and US in Organization for Economic Cooperation and Development (OECD) rankings of the quality of its math and science education. Infrastructure spending has been running at 6% of GDP, more than twice the average for other Southeast Asian countries, and it plans to expand the national highway system from 1,290 kilometers to 5,000 by 2030 and the number of airports from 22 to 30. Other major investments are underway in electrical infrastructure, especially renewable energy, to keep pace with manufacturing growth.

On the day before Ojo and Hosseini departed, they were at their hotel room catching up on meeting notes when Reuters reported that Foxconn, the Taiwan-headquartered company that is world’s largest manufacturer of Apple products, would be investing US$300 million to expand its production facilities in northern Vietnam. The new facility, which will take Foxconn’s total investment in the country to US$1.5 billion, is just an hour’s drive from Hanoi Airport, where SCS is in the process of acquiring the lead cargo handling franchise.

Portfolio Highlights

A characteristic of our Frontier Emerging Markets Portfolio is that, while adhering to our quality and growth standards (which often come only at a premium price), it is diversified by valuation. The Portfolio happens to have a similar-sized overweight to the most and least expensive quintiles of the market. Diversification by value factor has helped the Portfolio track steady in different growth and value factor-led market regimes in the past. It reflects our conscious efforts to offset our exposure to more expensive shares in industries like IT services and consumer retailing by taking advantage of periods of market dislocation to buy high-quality growth companies across industries at attractive valuations. Pandemic lockdowns have provided us ample opportunity to snap up bargains. In no sector were the bargains as plentiful as in Financials.

As fear gripped markets over the impact of the shutdowns on entire industries, bank stocks came under selling pressure on concerns about the ripple effects of bankruptcies and defaults on bank earnings and balance sheets. The significant interest rate cuts by central banks to stimulate their economies also led to contraction in net interest margins, squeezing banks’ revenues. When the sell-off ensued, we purchased some of the banks at a discount to their book value, a level that priced in a credit scenario we believed was too pessimistic for their level of management quality and conservative underwriting. As it becomes clearer that these banks are not going to collapse and their asset quality improves as their economies re-open and interest rates rise, we believe there is an opportunity for rewards.

Toward the end of the period, we followed our valuation discipline in adding to a handful of existing holdings whose share prices have yet to fairly reflect what we see as a strong recovery happening in the underlying business. One of these is Sabeco (Saigon Beer Alcoholic Beverage Corp.), the leading beer

Ten Largest Holdings by Weight at October 31, 2022

Company	Sector	Market	%

Kaspi Bank	Financials	Kazakhstan	4.4

Emaar Properties	Real Estate	United Arab Emirates	4.3

Credicorp	Financials	Peru	4.1

Vietcombank	Financials	Vietnam	3.9

Globant	Info Technology	US	3.4

SM Prime Holdings	Real Estate	Philippines	3.3

Wilcon Depot	Cons Discretionary	Philippines	3.3

Commercial International Bank	Financials	Egypt	3.3

Vietnam Dairy Products	Cons Staples	Vietnam	3.1

Banca Transilvania	Financials	Romania	3.0

company in Vietnam. Throughout the pandemic, the company displayed a remarkable ability to gain market share, as it enhanced its e-commerce channel and used its nationwide footprint to work around lockdown disruptions by moving products into rural areas. It has relaunched one product (Saigon Chill, whose debut in October 2020 was marred by last year’s shutdowns) and repositioned another (Saigon Special) to both target the higher-margin mass-premium segment that is seeing demand recover now that the clubs are filling again with locals and tourists. Most impressively, the company has demonstrated strong pricing power by raising prices without sacrificing market share. Granted, they are measured against a low base, but 2Q year-over-year revenues and profits grew 25% and 67%, respectively. These results bode well for its longer-term prospects in a country where disposable incomes should be growing at a healthy clip through the middle of this century.

We established a new position in Airtel Africa. The company is a leading telecom operator in Sub-Saharan Africa offering a broad range of services including consumer and enterprise-level voice, data, and cloud services to 128 million subscribers across 14 countries. It also offers mobile wallets that support everything from money transfers and merchant payments to loans and savings. Sub-Saharan Africa is among the fastest growing mobile markets in the world, driven by its low penetration of mobile and banking services and high population growth. Airtel Africa has a strong balance sheet, what we feel is best-in-class management, and has consistently generated cash flow return on investment ahead of its global telecom peers. The company’s stock is listed on both the Nigerian and London stock exchanges. We own the USD-denominated global depositary receipts (GDR) in London, whose fungibility with the locally listed shares gives us some flexibility in managing Nigerian currency exposure amid ongoing US dollar scarcity in Nigeria.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

23

Global Equity Research Portfolio

Institutional Investors: HLRGX

Portfolio Management Team

Edmund Bellord

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Performance Summary

For the Global Equity Research Portfolio, the Institutional Class fell 25.96% (net of fees and expenses) in the twelve-month period ended October 31, 2022. The Portfolio’s benchmark, the MSCI All Country World Index, fell 19.96% (net of source taxes).

Market Review

Global stock markets are down significantly for the trailing twelve months, a period marked by persistent inflation and ongoing economic consequences of the Russia-Ukraine conflict. Every region and nearly every sector finished in the red.

Early in the period, amid worldwide supply chain issues, the emergence of the COVID-19 Omicron variant dealt a hiccup to investor confidence; markets were still processing the economic impact of the outbreak and governments’ responses to it when Russia invaded Ukraine in late February. The US and other Western governments imposed crippling economic sanctions on Russia; prices of commodities for which Russia is a key exporter rose sharply, furthering inflation and prompting central banks to tighten monetary policy.

Amidst rising prices, the US Federal Reserve, following pledges to increase rates until inflation is under control, boosted its benchmark interest rate three times between April and October. Other central banks, including the Bank of England, the European Central Bank, and the Central Bank of Australia, raised their rates as well. A notable exception was the Bank of Japan, which remained committed to its ultra-accommodative monetary policy in the period. In June, the World Bank

Fund Facts at October 31, 2022

Total Net Assets	$7.2M

Sales Charge	None

Number of Holdings	310

Turnover (5 Yr. Avg.)	41%

Dividend Policy	Annual

Institutional Investors

Ticker	HLRGX

CUSIP	412295792

Inception Date	12/19/2016

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	0.80%[3]

Gross Expense Ratio[2]	1.73%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. The Net Expense Ratio is applicable to investors.

forecasted economic growth slowing to 2.9% for 2022, a drop from the 4.1% growth it forecasted at the start of the calendar year. In July, markets took a brief reprise from declining, with improving US core inflation measures raising the possibility of an earlier-than-expected end to the Federal Reserve’s monetary tightening. But the brightening of sentiment proved fleeting. While headline inflation continued to moderate due to oil and gas prices coming down off their previous highs, underlying measures indicated that price increases could become entrenched, and rising expectations of future inflation introduced the specter of a wage-price spiral; global stock markets resumed their retreat by late August.

On a sector basis, Energy was the only sector to rise; commodity prices soared in 2022 due to supply shocks from war and sanctions. Communication Services and Consumer Discretionary performed the worst. Communication Services companies—largely comprised of highly priced growth stocks—were impacted by central bank efforts to tame inflation and faced slowing advertising spending while Consumer Discretionary companies, generally more sensitive to business and consumer confidence, were impacted by persistent inflation.

All regions fell, though Emerging Markets (EMs), anchored by China, and eurozone markets suffered the most. The eurozone continued to grapple with the impacts of sanctions against Russia, while China fell sharply in the final months of the period due to dimming economic prospects stemming from its severe property slowdown and strict COVID-19 lockdowns. Non-eurozone European countries fell the least despite the

24

Performance (% Total Return)

	For periods ended September 30, 2022				For periods ended October 31, 2022

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Global Equity Research Portfolio – Inst. Class	-26.26	1.24	4.02	6.68	-25.96	1.92	4.46	7.41

MSCI All Country World Index	-20.66	3.75	4.44	6.70	-19.96	4.85	5.24	7.67

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

UK’s economic calamities, which involved its bonds tumbling and the pound falling to a record low against the US dollar after then-PM Liz Truss’s announcement of aggressive tax cuts and greater borrowing. The Bank of England, caught unaware, hastily announced it would buy bonds “on whatever scale necessary” to stabilize markets, effectively abandoning its earlier commitment to begin reducing the size of its balance sheet.

Performance Attribution

By sector, weak Health Care and Industrials stocks detracted from relative performance the most. In Health Care, Chinese biologics services provider WuXi Biologics was placed on a US “Unverified List” of export destinations in December 2021 due to COVID-19 lockdowns preventing officials from inspecting its facilities; WuXi saw more share price pressure the following year from investor concerns over a September 2022 executive order by the Biden administration intended to accelerate development of the domestic biotech industry, which could impede the company’s access to the US market. In Industrials, Japanese electric power tools maker Makita faced higher material and shipping costs as well as currency headwinds.

Regionally, weak stocks in Japan and Europe outside the eurozone (United Kingdom) hurt returns the most. In Japan, furniture company NITORI dealt with inflation and rising logistics costs, as well as a weakening yen. In the UK, shares of Grafton, the parent of the Woodie’s chain of retail home improvement stores and construction materials distributors, fell despite underlying resilience as the outlook for the European economy deteriorated. Weak US stocks and the Portfolio’s overweight to EMs also hurt. Strong Canadian stocks helped.

Perspective and Outlook

Within a few months in the summer and fall of 2022, markets lurched from a consensus that the fight against inflation will soon be won toward a despairing view that slaying inflation would require sustained punishment by high interest rates. As practiced observers of both markets and policymakers, we have not put much belief in either narrative or tried to predict which outcome will ultimately drive the markets.

Total Return Based on a $100,000 Investment Institutional Class

The chart above illustrates the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Instead, we have intensified our efforts to reconfirm the long-term business prospects of the companies we own and those qualified by our analysts for investment. We aim to build a portfolio of companies that is resilient to changes in the economic environment, knowing full well that we can’t predict which environment they will face tomorrow. We are continuously questioning whether they have as defensible a competitive position, as resilient a business model, and as robust a balance sheet as we had previously thought. We seek to uncover unseen vulnerabilities to worsening or new threats. Such threats could be economic in nature, such as a reversion to persistent inflation following two generations of disinflation. They could be financial, such as a shift from negative to positive real interest rates. Or they could be geopolitical, including risks of widening military conflicts with potentially cataclysmic effects on the global economy.

This last one is no longer simply academic. The global economy has already been dramatically affected by the Ukrainian conflict, including by the still-unfolding energy crisis in Europe. Nancy Pelosi’s August visit to Taiwan, coming as it did in the wake of the West’s strikingly unified response to Russia’s invasion of Ukraine, and China’s military exercises launched in response offered stark reminders of the risk that Taiwan could be the fuse to ignite an armed conflict pitting the US and its allies against a confident China. The concept

25

of “de-globalization” comes into sharper focus when we imagine entire markets being lost to some of the world’s most successful companies, the severing of supply chains, or the destruction of financial or physical assets.

We have viewed that risk as both low and distant in time, and still view it as low. Several factors (such as China’s unsettled domestic economic situation and the unified Western response to and military debacle encountered by Russia in Ukraine) substantially reduce the likelihood of imminent invasion. Nevertheless, there is good reason we don’t presume to be experts in US-Sino relations. And even a low probability risk must be considered when the event can have catastrophic consequences if preparations aren’t made.

Beyond geopolitical risks, the threat from inflation remains at the fore. Few securities analysts working today are experienced in examining companies’ resilience to persistent inflation, since for the last 40 years the trend in developed economies has been toward disinflation. We have a leg up since many of our analysts have covered companies in developing countries where inflation has been a persistent concern. Moreover, for at least the past 15 years our valuation models have explicitly incorporated inflation assumptions for every company we cover.

A further complication of analysis under inflationary conditions is that the growth of intangible assets has made it hard to parse the effects of today’s inflation on sustainability of profits. In prior inflationary periods, what distinguished winners from losers was pricing power—that is, whether a company could pass higher input costs through to its customers without affecting its unit sales. Today, the value of intellectual property (IP), such as embedded research and development costs, plays a far larger role in fostering the profits of the most rapidly growing companies, and this secondary effect is more difficult to quantify, since there is too little visibility into the accounting inputs to those intangible costs. Also, compared with the ability to renew physical plant and equipment, the ability to renew IP is more vulnerable to the high employment mobility of younger, more educated digital workers. These contemporary twists mean that pricing power may no longer be the paramount measure of a company’s inflation resilience; instead, its bargaining power over its IP suppliers (including its employees) has in some cases become more critical.

If 40 years have passed since analysts needed to worry about inflation, it’s only been a decade since analysts and portfolio managers last operated in an environment where they needed to take account of positive real interest rates. Although short-term rates are still far below headline inflation in most countries, in the developed world real yields on long sovereign bonds have tipped into positive territory. After a period during which there were almost no limits to the demand for borrowing for just about any purpose, however productive or not, positive real long-term interest rates should at least lead to a more efficient allocation of capital.

The journey to sustained higher interest rates, if indeed that is where we are headed, is bound to be bumpy. The most concerning vulnerability exposed (so far) has been the weaknesses hidden in some underfunded UK corporate pension plans that had built up opaque and contorted derivative and collateral structures predicated on well-behaved long-term interest rates. Their struggles to meet ensuant margin calls were the catalyst for the intervention by the Bank of England in its domestic bond market. Might similar vulnerabilities exist elsewhere waiting to be exposed? As always, our preference for transparency and insistence on financial strength at our companies is designed to keep our portfolios relatively sheltered from this kind of distress.

Portfolio Highlights

The Global Equity Research Portfolio’s holdings follow analysts’ recommendations from Harding Loevner’s collection of researched companies. We ended the period with 310 holdings. By sector, the Portfolio’s exposure in Energy declined the most due to analyst recommendations, and its exposure in Financials increased the most due to analyst recommendations and

Portfolio Positioning (% Weight) at October 31, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	6.2	6.9

Cons Discretionary	11.7	10.8

Cons Staples	6.1	7.6

Energy	0.7	5.8

Financials	15.8	14.8

Health Care	18.5	13.3

Industrials	14.1	9.8

Info Technology	19.0	20.9

Materials	5.0	4.6

Real Estate	0.6	2.5

Utilities	0.9	3.0

Cash	1.4	–

Geography	Portfolio	Benchmark[1]

Canada	1.8	3.2

Emerging Markets	19.9	10.2

Europe EMU	14.6	7.5

Europe ex-EMU	9.7	7.8

Frontier Markets[2]	1.0	–

Japan	7.5	5.2

Middle East	0.5	0.2

Pacific ex-Japan	3.4	2.9

United States	40.2	63.0

Cash	1.4	–

1MSCI All Country World Index; 2Includes countries with less-developed markets outside the Index.

26

market movements. We also increased our exposure in Health Care due largely to market movements and Communication Services due to analyst recommendations. By region, analyst recommendations led to purchases for the Portfolio being the largest in Emerging Markets and Japan. Our exposure in the eurozone increased the most, due to analyst recommendations.

In Energy, we sold several of our holdings. We sold Brazilian vehicle fuel and liquid petroleum gas distributer Ultrapar following an analyst downgrade. Increased competition has eroded the company’s advantages in pricing and distribution. Further, recent attempts by Ultrapar’s management to grow revenue—through mergers and acquisitions (M&A) as well as a plan to add drug stores to gas stations—have been largely unsuccessful. We also sold Colombian oil and gas company Ecopetrol following an analyst downgrade on fears that potential Colombian tax reforms in the wake of the election of left-wing president Gustavo Petro could negatively impact the company. Australian petroleum exploration and production company Woodside Petroleum—whose shares we received after it was spun off from BHP Group—was also sold.

In Communication Services, we purchased US-based video streaming platform Netflix. Management of the company is global-minded and data-focused and has consistently demonstrated an ability to deliver content that resonates with a wide variety of audiences worldwide. Streaming penetration rates remain low outside the US and are set to increase meaningfully over time. We believe Netflix is well-positioned to benefit from this growth long-term due to its financial self-sufficiency, vast content library, and focus on international audiences. In Financials, we rated Canadian insurance company Manulife. The company offers a full suite of life insurance products as well as retirement and wealth management services. While the wealth management and retirement products appeal to the aging populations of the Western world, long-term life insurance products address the needs of the growing number of middle-class families in places like China and southeast Asia.

In Europe outside the eurozone, several sales reduced our exposure. We sold UK-based provider of subscription-based home repair memberships HomeServe and UK-listed Coca-Cola bottler Coca-Cola HBC after analyst downgrades. Additionally, we sold UK-based assurance, inspection, product testing, and certification company Intertek Group after it was unrated following an analyst’s departure.

In the eurozone, we purchased several German companies, including architecture, engineering, and construction (AEC) software developer Nemetschek, whose products are utilized throughout the lifecycle of a building: from the initial design and visualization stages, through the physical construction, to the management of the completed asset. As a leader in the AEC software industry, Nemetschek benefits from economies of scale with its software development spend and can more efficiently

Ten Largest Holdings by Weight at October 31, 2022

Company	Sector	Market	%

AbbVie	Health Care	US	1.3

Netflix	Comm Services	US	1.2

Bristol-Myers Squibb	Health Care	US	1.2

Broadcom	Info Technology	US	1.0

Vertex Pharmaceuticals	Health Care	US	1.0

Danaher	Health Care	US	1.0

Gartner	Info Technology	US	1.0

Merck	Health Care	US	1.0

JPMorgan Chase	Financials	US	1.0

John Deere	Industrials	US	1.0

distribute its product, accessing the thousands of architects, contractors, engineers, and asset operators. The company is also benefitting from the increasing penetration of digital tools in the AEC industry.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

27

International Equity Research Portfolio

Institutional Investors: HLIRX

Portfolio Management Team

Edmund Bellord

Portfolio Manager

Moon Surana, CFA

Portfolio Manager

Performance Summary

For the International Equity Research Portfolio, the Institutional Class declined 29.83% in the twelve-month period ended October 31, 2022. The Portfolio’s benchmark, the MSCI All Country World ex-US Index, declined 24.73% (net of source taxes).

Market Review

International equity markets fell sharply in the period amid aggressive central bank rate hikes intended to cool inflation, commodity supply shocks emanating from the war in Ukraine, and overall weakness in China.

The period began with consumer prices in the US climbing at the fastest pace since 1982, leading the US Federal Reserve (Fed) to signal several interest rate increases and an imminent end to its bond-buying program. So far, the Fed has hiked interest rates six times, taking rates from between 0% and 0.25% at the start of the period to between 3.75% and 4% by November 2. Other central bankers across developed and emerging markets continued to raise their own borrowing rates, with Bank of Japan the notable exception as it remained committed to an ultra-accommodative monetary policy.

Russia’s invasion of Ukraine in the closing days of February prompted a swift and emphatic response by Western governments, which nevertheless sought to strike a balance between punishing Russian aggression and avoiding an escalating military conflict. The US and its allies enacted crippling economic sanctions, including freezing a significant

Fund Facts at October 31, 2022

Total Net Assets	$10.3M

Sales Charge	None

Number of Holdings	220

Turnover (5 Yr. Avg.)	42%

Dividend Policy	Annual

Institutional Investors

Ticker	HLIRX

CUSIP	412295826

Inception Date	12/17/2015

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	0.75%[3]

Gross Expense Ratio[2]	1.43%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 0.75%. The Net Expense Ratio is applicable to investors.

share of Russian central bank reserve assets, cutting off many of the country’s banks from SWIFT (Society for Worldwide Interbank Financial Telecommunications), and outlawing the export of a variety of industrial and luxury goods to Russia. The revulsion over Russia’s actions also provoked an exodus of Western companies from Russian markets. With foreign investors effectively unable to trade, major market index providers expunged all Russian securities from their indices.

The war’s contribution to inflation was twofold. In September, Russia retaliated against European sanctions by cutting off the flow of natural gas to the continent, sending energy prices soaring as countries scrambled to find other sources. In emerging markets (EMs), the pressures were largely felt in ballooning food prices. Prior to the war, Ukraine was one of the world’s largest suppliers of grains and vegetable oils, and EM countries have been hard-pressed to find alternatives.

China grappled with its own set of challenges. The government’s sweeping lockdown measures in response to waves of COVID-19 cases in major Chinese cities hurt businesses in various industries and caused investors to lose their appetite for Chinese stocks. In the Real Estate sector, regulators’ efforts to prick the country’s residential real estate bubble caused severe strain, as even less-leveraged developers faced resistance to rolling over their debt or issuing new bonds. In Health Care, shares of Chinese biological pharmaceutical companies came under pressure after US President Joe Biden issued an executive order advancing a “secure American bioeconomy,” fueling fears that these businesses may get shut out from the lucrative US market.

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Performance (% Total Return)

	For periods ended September 30, 2022				For periods ended October 31, 2022

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Intl. Equity Research Portfolio – Inst. Class	-30.95	-3.47	-1.20	3.33	-29.83	-3.28	-0.89	3.86

MSCI All Country World ex-US Index	-25.17	-1.52	-0.81	3.02	-24.73	-1.68	-0.60	3.42

Returns are annualized for periods greater than 1 year. *Inception date: December 17, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

On a sector basis, only Energy was able to eke out modest gains during the period, as supply shocks from the war produced a meteoric rise in commodities prices. Consumer Discretionary and Information Technology (IT) performed the worst; the former was impacted by slumping consumer confidence in the face of surging prices, while central bank efforts to tame inflation hurt IT’s high-priced growth stocks.

All major regions declined. EMs performed the worst, largely due to Russia and China. The eurozone also performed poorly as the sharp rise in energy prices compounded the difficulties of countries already grappling with mounting inflation.

Style factors played a significant role. The most expensive stocks suffered from the regulatory mauling of many Chinese growth leaders and from a reassessment of discount rates in the face of rising inflation. Shares of the fastest-growing companies significantly underperformed their slowest-growing peers, while the highest-quality stocks failed to offer any protection, slightly underperforming their lowest-quality peers.

Performance Attribution

The Portfolio underperformed as style headwinds sustained throughout the period contributed to a negative stock-selection effect across most regions and sectors.

By sector, poor performers in Industrials and Health Cate detracted the most from relative performance. In Industrials, returns were dragged down by Japanese power tools manufacturer Makita. Shares fell as the company faced higher material and shipping costs as well as currency headwinds. In Health Care, Dechra, a UK-based manufacturer of animal pharmaceuticals, declined in the face of cost inflation and increased competition from generics. The company also completed two acquisitions that will be dilutive to earnings this year and next. However, the drug pipelines in both deals look promising for Dechra’s growth outlook, which is underpinned by rising demand in the US for pet medicines. Strong stocks in Financials, including Singapore-based bank DBS Group, helped our relative performance. DBS continued to show strong business momentum—supported by the financial strength that it has demonstrated throughout the pandemic—and has also benefited

Total Return Based on a $100,000 Investment Institutional Class

The chart above illustrates the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

from the Singapore central bank’s monetary tightening (net interest margins tend to rise alongside interest rates).

On a regional basis, weak stocks in Japan and Europe—both in the eurozone (Germany) and outside it (UK)—were the biggest detractors from relative performance. Germany-based provider of information technology services and related hardware Bechtle detracted as higher wages, as well as increases in travel and energy costs, impacted margins and offset good revenue growth. In the UK, shares of Grafton, the parent of the Woodie’s chain of retail home improvement stores and construction materials distributors, fell despite underlying resilience as the outlook for the European economy deteriorated. Strong stocks in EMs were helpful, particularly Brazilian rental car business Localiza, which reported strong quarterly results throughout 2022, including strong profit and margin growth, as supply-chain challenges eased and allowed the company to obtain new vehicles. Localiza also finalized its merger with Unidas in July.

Perspective and Outlook

Within the span of a few months in the summer and fall of 2022, markets lurched from a consensus that the fight against

29

inflation would soon be won toward a despairing view that slaying inflation would require sustained punishment by high interest rates. As practiced observers of both markets and policymakers, we have not put much belief in either narrative or tried to predict which outcome will ultimately drive the markets. Instead, we intensified our efforts to reaffirm the long-term prospects of the companies we own and those qualified for purchase by our analysts. We aim to build a portfolio of companies that is resilient to many different economic environments, knowing that we can’t predict which environment they will face tomorrow.

The global economy has been dramatically affected by Russia’s invasion of Ukraine and the still-unfolding energy crisis in Europe. Looking ahead, the risk that Taiwan could be the epicenter of a conflict between the US and China is one that we must push higher up the list of risks that our portfolio must be built to withstand. We have long viewed this risk as both low and distant; it is no longer distant. Nevertheless, we don’t pretend to be experts in US-China relations or try to forecast geopolitical events. Our strict adherence to our portfolio guidelines, including the requirement of ample geographic diversification, is one way we protect against the most catastrophic consequences.

Beyond geopolitical risks, the threat of inflation remains at the fore. Analyzing businesses’ resilience to persistent inflation is an area where we think we have a small leg up because many of our analysts have covered companies in developing countries where inflation has been an enduring concern. Moreover, for the last 15 years, our fair value estimates have explicitly incorporated inflation assumptions for every company we cover.

Yet another factor we must consider is an environment of positive real rates, which is exposing vulnerabilities built up over decades of easy money. The most concerning thus far have been the weaknesses hidden in some UK pension plans, whose structures were predicated on well-behaved interest rates. Their struggle to meet margin calls was the catalyst for the “whatever scale necessary” intervention by the Bank or England in its domestic bond market in September. Though similar vulnerabilities likely exist elsewhere, our longstanding preference for transparency and insistence on financial strength at the companies we hold is designed to keep our portfolios relatively sheltered from this kind of distress.

Portfolio Highlights

The International Equity Research Portfolio’s holdings follow analysts’ recommendations from Harding Loevner’s collection of researched companies. We ended the period with 220 holdings. By sector, the Portfolio’s exposure in Energy declined the most, due to analyst recommendations, and its exposure in Financials increased the most, due to market movements. We also increased our exposure in IT, due largely to analyst recommendations. By region, our exposure in Europe outside the eurozone declined the most, due to both analyst recommendations and market movements. Our exposure in the eurozone increased the most, due to analyst recommendations.

In Energy, we sold six companies during the period. Three were due to new ratings following analyst departures: Canadian integrated oil and gas company Imperial Oil, Netherlands-based liquid bulk storage provider Vopak, and UK-listed oil and gas company Royal Dutch Shell. We also sold Brazilian vehicle fuel and liquid petroleum gas distributer Ultrapar following an analyst downgrade. Increased competition has eroded the company’s advantages in pricing and distribution. Further, recent attempts by Ultrapar’s management to grow revenue—through M&A as well as a plan to add drug stores to gas stations—have been largely unsuccessful. We also sold Colombian oil and gas company Ecopetrol following an analyst downgrade on fears that potential Colombian tax reforms in the wake of the election of left-wing president Gustavo Petro could negatively impact the company. Australian petroleum exploration and production company Woodside—whose shares we received after it was spun off from BHP—was also sold.

In IT, we purchased LONGi, the world’s largest and most vertically integrated supplier of solar power equipment, with market-leading technology and one of the lowest costs of

Portfolio Positioning (%) at October 31, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	5.4	5.7

Cons Discretionary	12.0	10.7

Cons Staples	9.0	9.1

Energy	0.3	6.6

Financials	18.8	20.9

Health Care	12.7	10.0

Industrials	18.8	12.5

Info Technology	13.4	10.9

Materials	5.6	8.1

Real Estate	1.2	2.2

Utilities	0.9	3.3

Cash	1.9	–

Geography	Portfolio	Benchmark[1]

Canada	2.1	8.5

Emerging Markets	30.5	27.5

Europe EMU	24.7	20.3

Europe ex-EMU	19.8	21.2

Frontier Markets[2]	1.5	–

Japan	13.5	14.1

Middle East	0.6	0.6

Pacific ex-Japan	5.4	7.8

Cash	1.9	–

1MSCI All Country World ex-US Index; 2Includes countries with less-developed markets outside the Index.

30

production. The company is well positioned to benefit from the accelerated adoption of solar power necessary to meet emission reduction targets over the coming decades. We also purchased StarPower, the largest Chinese maker of power modules for managing energy distribution in industrial robots, home appliances, and, increasingly, electric vehicles. It is a frontrunner in silicon carbide technology, a more energy-efficient future replacement of the insulated-gate bipolar transistors (IGBTs) which have long been the core output-switch technology used in high-voltage high-current applications. Our analyst expects the company to gain share from its developed market competitors by offering lower prices in combination with customized service provided by its China-based engineering staff.

In Europe outside the eurozone, several sales reduced our exposure. We sold UK-based provider of subscription-based home repair memberships HomeServe and UK-listed Coca-Cola bottler Coca-Cola HBC after analyst downgrades. Additionally, we sold UK-based assurance, inspection, product testing, and certification company Intertek Group after it was unrated following analyst Shali Zhu’s departure.

In the eurozone, we purchased several German companies, including our holding in Bechtle, a company that to our mind exhibits the holy trinity of quality, growth, and value. Bechtle provides information technology services and sells related hardware, ranging from virtual-meeting headsets to computing servers. The company has continued to see strong demand even as the pandemic recedes and business investment in work-from-home solutions subsides. While management expects wage inflation in 2023, the company’s prospects remain bright as it gains market share, adds to its suite of services, and expands into new geographies. We also purchased architecture, engineering, and construction (AEC) software developer Nemetschek, whose products are utilized throughout the lifecycle of a building: from the initial design and visualization stages, through the physical construction, to the management of the completed asset. As a leader in the AEC software industry, Nemetschek benefits from economies of scale with its software development spend and can more efficiently distribute its product, accessing the thousands of architects, contractors, engineers, and asset operators. The company is also benefitting from the increasing penetration of digital tools in the AEC industry.

Ten Largest Holdings by Weight at October 31, 2022

Company	Sector	Market	%

DBS Group	Financials	Singapore	1.2

Royal Dutch Shell	Energy	United Kingdom	1.1

BHP	Materials	Australia	1.1

ASM Pacific Technology	Info Technology	Hong Kong	1.0

Rio Tinto	Materials	United Kingdom	1.0

Alcon	Health Care	Switzerland	1.0

Chugai Pharmaceutical	Health Care	Japan	1.0

Air Liquide	Materials	France	1.0

Couche-Tard	Cons Staples	Canada	1.0

OCBC Bank	Financials	Singapore	1.0

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

31

Emerging Markets Research Portfolio

Institutional Investors: HLREX

Portfolio Management Team

Edmund Bellord
Portfolio Manager

Moon Surana, CFA
Portfolio Manager

Performance Summary

The Emerging Markets Research Portfolio Institutional Class fell 30.09% (net of fees and expenses) in the fiscal year ended October 31, 2022. The benchmark, the MSCI Emerging + Frontier Markets Index, fell 31.03% (net of source taxes).

Market Review

Emerging markets (EMs) were burdened by a series of adverse macroeconomic and geopolitical events this fiscal year. The period began with heightened concerns about inflation and a slowdown in China’s economic growth, and fears of a global recession intensified over the course of the 12 months. In February came Russia’s appalling attack on Ukraine, which led the US and its allies to enact severe sanctions against Russia and caused spikes in energy and commodities prices. The US Federal Reserve’s hawkish monetary policy to combat inflation—including four 75-basis-point interest rate hikes from June to November 2022—also stoked a surge in the value of the US dollar. In February came Russia’s appalling attack on Ukraine, which led the US and its allies to enact severe sanctions against Russia and caused spikes in energy and commodity prices.

While the strength of the dollar weighed on dollar-denominated EM returns, the currencies of many developing countries held up better against the greenback than those of developed countries. In Latin America, central banks, including Brazil’s, were ahead of the Fed in lifting rates, bringing these nations closer to the peaks of their tightening cycles. By contrast, Asian countries, including India and Indonesia, resisted pressure to match the Fed’s hikes. China’s monetary policy remained loose, in keeping with the government’s imperative to stimulate a slowing economy.

Fund Facts at October 31, 2022

Total Net Assets	$6.2M

Sales Charge	None

Number of Holdings	128

Turnover (5 Yr. Avg.)	54%

Dividend Policy	Annual

Institutional Investors

Ticker	HLREX

CUSIP	412295776

Inception Date	12/19/2016

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	2.28%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. The Net Expense Ratio is applicable to investors.

Markets in the Middle East and Latin America were among the strongest, buoyed in part by the rising (albeit volatile) price of oil. Brazil was boosted by returns from energy giant Petrobras along with an uptick in consumer spending and a recovery in the job market. Signs that the country’s inflation had crested also provided a lift to growth stocks.

After Russia, China was the second-worst performing EM. Its woes were reflected in the sharp declines in the Consumer Discretionary, Real Estate, and Communication Services sectors. The country’s “zero-COVID” policy disrupted normal life and consumer-spending patterns for much of the year. Regulators’ efforts to prick China’s residential real estate bubble also caused home prices to decline, prompting regulators to offer more credit support to help developers complete unfinished projects. Advertising spending, a key source of revenue for Communication Services companies such as Tencent and Baidu, also saw a pullback.

Utilities was the most resilient sector. Financials also outperformed thanks to Brazilian, Indian, and Indonesian banks, which enjoyed robust growth in retail lending and expanding net interest margins amid rising interest rates.

Performance Attribution

The Portfolio fell less than the Index primarily due to good stocks in the Consumer Discretionary and Health Care sectors as well as favorable sector allocations; our overweight in Financials and Industrials and underweight in the lagging Communication

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Performance (% Total Return)

	For periods ended September 30, 2022				For periods ended October 31, 2022

	1 Year	3 Years	5 Years	Since Inception*	1 Year	3 Years	5 Years	Since Inception*

Emerging Markets Research Portfolio – Inst. Class	-29.44	-4.18	-2.22	2.40	-30.09	-5.22	-2.54	2.32

MSCI Emerging + Frontier Markets Index	-28.08	-2.09	-1.82	2.95	-31.03	-4.43	-3.10	2.35

Returns are annualized for periods greater than 1 year. *Inception date: December 19, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Services sector were especially helpful. We had poor performers in Energy and Communication Services.

Consumer Discretionary holdings Hero Motocorp, a leading provider of motorcycles in India, and Astra International, which distributes Toyota vehicles in Indonesia, benefited from the resurgence in the sale of physical goods due to the recovery from COVID-19. Our limited exposure to expensive Chinese e-commerce stocks in this sector was also helpful. In Health Care, shares of China’s CSPC Pharmaceutical outperformed as the company’s phase 1 trial for its mRNA COVID-19 vaccine showed results comparable to those of the mRNA vaccine produced by BioNTech and marketed by Pfizer.

Poor returns in Energy and Communication Services were largely due to our Russian holdings in these sectors: oil giant Lukoil, gas producer Novatek, and internet-search provider Yandex. Soon after Russia’s invasion of Ukraine, the US- and UK-listed shares we hold became untradeable because of Western sanctions and actions taken by stock exchanges and brokers. On March 7, we marked down the value of these Russian holdings to effectively zero. Shares of South Korean search engine and e-commerce company Naver also performed poorly amid concerns about slowing spending by advertisers and consumers.

On a regional basis, we benefited from positive stock selection in China (particularly Health Care businesses CSPC and Sino Biopharmaceutical) and our underweight in the country. Relative returns were further boosted by the Portfolio’s overweight in Latin America (especially Brazil, Mexico, and Peru). We also selected good stocks in Mexico, where commercial bank GF Banorte enjoyed an acceleration in lending growth and a boost in margins from higher interest rates. We had poor returns in Europe due to Russian holdings.

Perspective and Outlook

In a world at odds with itself, as leading nations fight acute economic challenges and look to mold a new order that preserves or advances their global standing, investors flocked this fiscal year to the relative safety of the US dollar. It is widely accepted that, in the face of a strengthening dollar, emerging-market equities will struggle to generate competitive (dollar-based) returns. Indeed, through much of the past 25

Total Return Based on a $100,000 Investment Institutional Class

The chart above illustrates the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

years, the dollar-based returns of the MSCI EM Index relative to the developed-market MSCI World Index have been negatively correlated with the strength of the greenback.

One explanation for this relationship is that many EM countries and companies issue dollar-denominated debt, often without a matched source of hard-currency income; a strong dollar makes the debt more costly to pay off. The so-called fragile countries—those burdened with persistent reliance on external financing, such as Brazil, Turkey, Indonesia, and South Africa—are perceived to suffer most in strong-dollar environments.

Macroeconomic predictions don’t direct our investment process. If they did, and if we had correctly foreseen that fiscal 2022 would witness extreme dollar appreciation, the conventional portfolio-construction action would have been to reduce exposure to the stock markets of the most fragile countries. But even though our dollar forecast would have been spot-on, thus far our portfolio reallocations would not have reaped the expected reward—not when countries such as Brazil, Indonesia, and Turkey have produced some of the best returns year to date. This is a good illustration of the futility of basing investment decisions on macroeconomic forecasts.

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We wonder whether the recent pattern of returns across EMs and the high dispersion among them partly reflect something new and enduring: the early stages of profound shifts in global supply chains. Various industrialized countries, most notably the US, have been adjusting their industrial policies in reaction to the supply shocks emanating from the pandemic. Geopolitical priorities and strategies are also changing as the world transitions to a multipolar power structure, accelerated by Russia’s invasion of Ukraine. The industrial policy changes are designed to alter companies’ long-term operational decisions and investment plans. The “lowest-cost” strategy that companies pursued for more than a generation, and which led to a high concentration of global manufacturing in China, is giving way to strategies that place greater emphasis on the security of supply chains and control over technology.

The Portfolio holds several EM companies that should be aided by this change in emphasis, including LONGi, China’s largest manufacturer of solar components and a critical player in global solar power generation. The long-term pivot toward renewable energy has been given extra impetus by the crisis surrounding fossil fuel production and distribution since Russia invaded Ukraine. Another example is Aspeed, a Taiwanese fabless chip designer that commands a roughly 70% share of the niche market for baseboard management controllers (BMC), which facilitate data centers by rebooting a problematic component when a server freezes. As data centers become increasingly complex, BMCs provide the ability to manage server components and their security remotely on a more granular level. Aspeed is also expanding into new products, including the first 360-degree image-processing solution that could be used for security surveillance and videoconferencing.

The US government’s new industrial policy initiatives appear relevant to both companies’ competitive markets. In August, Congress passed two significant pieces of legislation intended to alter the competitive dynamics and global structure of certain industries: the CHIPS and Science Act (CSA), which aims to secure an advantage for the US in accessing the supply of semiconductors; and the Inflation Reduction Act (IRA), which features an unprecedented US$391 billion directed at climate change and energy transition.

Critically, the incentive packages in the CSA restrict participating companies from making additional investments in countries that present a threat to the US—namely China. If the primary objective is to attract the leading chip technology to the US, it would require the participation of Taiwan’s TSMC and South Korea’s Samsung Electronics, both of which have manufacturing capabilities in China that they are unlikely to give up. This leads us to suspect the CSA’s investment restrictions will be negotiable. It makes sense for these companies to diversify their capacity and gain greater proximity to some of their most important customers by expanding capacity in the US. That said, the cost of manufacturing in the US will likely remain materially higher than in Asia until the US-based supply chain reaches sufficient scale. There is fear that these increased costs will come at a time when the financial wherewithal to spend on technology is constrained by a recession. The risk of a structural deceleration in growth has increased, but we continue to think that rapidly expanding applications for semiconductors still support long-term growth prospects for the industry.

Turning from chips to solar, higher tax credits earmarked for solar projects in the IRA, the other major piece of industrial legislation, should both improve solar’s cost relative to other energy sources and incentivize equipment makers to invest in US manufacturing capacity. The US happens to have a rich supply of quartz, which is used to build solar panels, and the world’s highest-purity quartz is found in North Carolina. In an unusual turn of the tables, US quartz has partially filled the needs of LONGi’s wafer plants in China. Fortunately for LONGi, the IRA doesn’t exclude participants based on their country of origin. Securing enduring access to the US market may provide LONGi with a significant growth opportunity at attractive economics.

Portfolio Positioning (% Weight) at October 31, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	5.5	8.7

Cons Discretionary	12.3	12.1

Cons Staples	12.0	6.6

Energy	1.1	5.6

Financials	29.0	23.8

Health Care	6.5	4.2

Industrials	10.8	6.1

Info Technology	14.6	18.8

Materials	3.4	9.1

Real Estate	2.2	1.8

Utilities	0.7	3.2

Cash	1.9	–

Geography	Portfolio	Benchmark[1]

Brazil	10.4	6.4

China + Hong Kong[2]	25.8	26.6

India	6.7	16.0

Mexico	5.2	2.6

Russia	0.0	–

South Africa	1.4	3.6

South Korea	7.5	11.8

Taiwan	10.8	13.3

Small Emerging Markets[3]	23.9	18.5

Frontier Markets[4]	6.4	1.2

Cash	1.9	–

1MSCI Emerging + Frontier Markets Index; 2The Emerging Markets Research Portfolio’s end weight in China at at October 31, 2022 is 25.8% and Hong Kong is 0.0%. The Benchmark does not include Hong Kong; 3Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 4Includes countries with less-developed markets outside the Index.

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As nations jostle to enhance the security of their supply chains, it behooves us to analyze the security of operations and revenue opportunities for individual companies and look for those that stand to benefit from the changes afoot. Though it is impossible to predict with confidence the detail of policy changes and their ramifications, financially strong businesses with a competitive edge hold the advantage. It is intriguing that, in this bear market, stocks of the highest-quality companies have been less resilient than in previous market sell-offs, shrinking their valuation premiums. This improves the prospects for strong relative returns from shares of high-quality, growing companies and bolsters the case for holding them.

Portfolio Highlights

The holdings in the Portfolio are directly determined from the universe of companies that are our analysts have rated “buy.” We ended the period with 128 holdings. Over the twelve-month period, the Portfolio’s profile did not change significantly, with the notable exception of two sectors. Our Energy weight declined sharply, largely due to the markdown of our two Russian holdings in the sector. Outside of Russia, valuation was, as usual, a key cause of portfolio adjustments. Our transactions increased the Portfolio’s weight in Financials, reflecting analysts’ favorable recommendations for high-quality banks whose share prices had fallen to an attractive level. Meanwhile, analysts’ concerns about excessively high valuations in Consumer Discretionary led us to reduce our sector exposure.

In Financials, we repurchased a number of companies in the second half of the year that we had sold in the first half due to valuation concerns. Shares of Mexico’s GF Banorte, for example, had surged in response to the COVID-19 recovery and appeared expensive when we sold in April; the share price later fell on concerns about Mexico’s slowing economy and fears that the company may overpay to acquire Citigroup’s franchise in Mexico, known as Banamex. The analyst viewed the decline as overdone given the bank’s positive outlook for lending growth and management’s ultimate decision not to bid for Banamex. Our other purchases of high-quality banks included Chile’s Banco Santander, Peru’s Credicorp, and Saudi Arabia’s Al Rajhi Bank.

We made several purchases in Information Technology, including Aspeed and LONGi, both mentioned in the previous section, and Taiwan’s Delta Electronics, a dominant global provider of power-supply equipment. The analyst determined that the company enjoys significant long-term growth opportunities serving a variety of industries where power management is crucial, including industrial automation and electric vehicles.

Our Consumer Discretionary weight declined in part due to a series of trims to our strong-performing holding Hero Motocorp. Governance concerns were the key reason for the sale of another holding in the sector, Gree Electric Appliance, China’s leading air conditioner manufacturer. We first became concerned when the company announced in August 2021 that it was acquiring

Top Ten Holdings by Weight at October 31, 2022

Company	Sector	Market	%

GF Banorte	Financials	Mexico	2.2

Localiza	Industrials	Brazil	2.2

FEMSA	Cons Staples	Mexico	2.2

Credicorp	Financials	Peru	2.1

HDFC Bank	Financials	India	2.1

B3	Financials	Brazil	2.1

Bank Rakyat	Financials	Indonesia	2.0

Banco Santander Chile	Financials	Chile	2.0

Hon Hai Precision	Info Technology	Taiwan	2.0

Delta Electronics	Info Technology	Taiwan	1.9

a small, lossmaking EV company in which Gree’s chairwoman owned an 18% stake. We did not see any synergies or other competitive benefit from the acquisition. Later, the analyst flagged Gree’s new and poorly designed stock-incentive plan, with its low performance hurdles and outsized allocation to the same chairwoman. We shared our concerns on these issues with management, but proposals relating to both the acquisition and the incentive plan passed at the general meeting. Subsequently, the analyst removed the stock from our universe of companies qualified for the Portfolio.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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Chinese Equity Portfolio

Institutional Investors: HLMCX

Portfolio Management Team

Pradipta Chakrabortty

Co-Lead Portfolio Manager

Wenting Shen, CFA

Co-Lead Portfolio Manager

Jingyi Li

Portfolio Manager

Performance Summary

The Chinese Equity Portfolio Institutional Class fell 46.20% (net of fees and expenses) in the twelve-month period ended October 31, 2022. The Portfolio’s benchmark, the MSCI China All Shares Index, fell 42.58% (net of source taxes).

Market Review

The MSCI China All Shares Index suffered a sharp decline as property market woes, weakening currency, geopolitical tensions, and continued COVID-19 restrictions dampened the outlook for China’s economic growth.

Chinese economic data was generally grim this year. The World Bank revised down estimates for 2022 China GDP growth to 2.8% from 5.0% in April, putting China’s expected growth below that of Asia overall for the first time since 1990. The Caixin Manufacturing Purchasing Managers’ Index (PMI) fell to 48.1 in September, worse than expected and below the 50 reading that indicates the economy is in contraction. And despite a rebound in activity in the second quarter as COVID-19 lockdowns eased, the National Bureau of Statistics reported that year to date through August, industrial profits worsened to a 2.1% year-over-year decline, from a 1.1% decline through July.

China’s zero-COVID policy continued to be a headwind to growth. Morgan Stanley estimated that as of early October, cities comprising about 5% of Chinese GDP remained restricted in some way. However, the most-recent lockdowns were at least shorter, less severe, and less disruptive to businesses than the total citywide shutdowns that occurred earlier in the fiscal year.

Fund Facts at October 31, 2022

Total Net Assets	$2.6M

Sales Charge	None

Number of Holdings	52

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLMCX

CUSIP	412295685

Inception Date	12/16/2020

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	1.15%[3]

Gross Expense Ratio[2]	6.98%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2023. Harding Loevner’s contractual agreement caps the net expense ratio at 1.15%. The Net Expense Ratio is applicable to investors.

The slump in China’s property market worsened during the year. Top developers reported that September sales fell 30% from the same time last year (following a 31% drop in August). One problem has been deteriorating confidence in developers’ ability to complete their projects. The problem has been self-reinforcing, with some homebuyers ceasing to make obligatory escrow payments for homes they are buying before completion, which are part of the funding that developers count on to finish the work.

In 2021, when China’s policymakers escalated their fight against a growing property bubble by limiting credit for the country’s most indebted developers, they seemed to accept (or even welcome) that some of those developers could be pushed into insolvency. Now that the failure of Evergrande and a handful of others to meet their bond obligations has shaken confidence in less-leveraged developers, policymakers have turned their focus to keeping the damage from spreading. In August 2022, the government eased fears of systemic meltdown when it began guaranteeing the bonds of a handful of better-capitalized but still embattled private developers (a similar playbook to the US Treasury Department’s Troubled Assets Relief Program during the global financial crisis). Shortly after period end, the government issued a “16-point plan” that eased restrictions on financing and M&A deals within the sector and broadened support for home buyers, further lifting the market’s dour sentiment.

Currency depreciation has sapped the effectiveness of monetary policies intended to reduce threats to growth. In 2022, the US Federal Reserve has led many of the world’s central banks in

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Performance (% Total Return)

	For periods ended September 30, 2022		For periods ended October 31, 2022

	1 Year	Since Inception*	1 Year	Since Inception*

Chinese Equity Portfolio – Inst. Class	-38.68	-27.12	-46.20	-30.65

MSCI China All Shares Index	-31.75	-22.80	-42.58	-27.72

Returns are annualized for periods greater than 1 year. *Inception date: December 16, 2020.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

raising interest rates to combat inflation, pushing the US dollar to record highs against other major currencies. The People’s Bank of China, on the other hand, continued to ease rates. This divergence in policies has hurt the renminbi (RMB), which fell 9% in the trailing 12 months, raising the cost of imports, including vital inputs like crude oil and iron ore. RMB depreciation should help Chinese exporters. However, after significant growth in Chinese consumer spending over the past half-dozen years, as of 2021 exports account for only 20% of the Chinese economy. That is a higher percentage than for the US (11%) but less than half that of the European Union (50%), and not high enough to offset the drag on the economy from the higher cost of imported goods.

US industrial policies had a more direct effect on Chinese shares. The Biden administration announced new policies designed to encourage the reshoring of critical supply chains and to support US competitiveness in strategically important fields such as fusion energy and artificial intelligence. While the immediate impact of the policies on supply chains could be limited, shares of Chinese electric vehicle (EV), solar, and biotech manufacturing companies were among the period’s weakest recent performers. In October, the administration issued another set of policies that further limit China’s access to advanced semiconductors and chip-making equipment. The measures, designed to hamstring China’s defense and surveillance industries, could have far-ranging implications throughout the global chip supply chain.

Performance Attribution

The Portfolio underperformed the benchmark primarily due to poor stocks in Information Technology (IT) and Real Estate. Our underweights to the outperforming Financials and Energy sectors—both areas where we struggle to find companies meeting our high-quality, durable-growth criteria—also weighed on relative returns. We outperformed in Consumer Discretionary and benefitted from having double the weight versus the benchmark in the relatively resilient Industrials sector.

Our poor returns in IT and Real Estate were caused primarily by one stock in each. The culprit in IT was Taiwanese power management integrated-circuits manufacturer Silergy. Management lowered guidance for the second half of the

Total Return Based on a $100,000 Investment Institutional Class

The chart above illustrates the hypothetical return of an investment made in the corresponding share class. Investment return reflects voluntary fee waivers in effect. Absent such waivers, total return would be reduced. The performance provided in the table and chart above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

year, citing weakening demand in PC and consumer markets. The stock was also caught in the trend of growth-stock underperformance occurring in the first half of 2022. In Real Estate, Country Garden Services (CG Services) was a significant detractor. Amid the ongoing turmoil in the property sector, CG Services’ sister company (and China’s largest developer), Country Garden Holdings (CG Holdings), was among the real estate companies to face concerns about its financial strength and warrant government backstopping of its bonds during the quarter. Any material change in the growth prospects for CG Holdings would impact the ability of CG Services to increase the number of communities to which it provides property management services, most of which historically have been developed by CG Holdings.

We outperformed in the Consumer Discretionary sector by avoiding lossmaking, early-stage companies such as EV maker XPeng in favor of companies with superior industry structures and bargaining power. One of these is Shuanghuan Driveline, a leading producer of high-precision gears for Tesla and most of the Chinese market. Online travel agency Trip.com Group was also a relatively good stock; the company reported better than expected results thanks to a strong recovery in its business outside China, which offset ongoing weakness in its home base. Trip.com has been

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broadening its international footprint through its subsidiary Skyscanner, a UK platform, and a partnership with TripAdvisor of the US.

Perspective and Outlook

Chinese citizens have generally enjoyed rising incomes for the past four decades. Investments by the government in infrastructure, education, and the seeding of domestic industries and supply chains enabled large-scale urbanization and, eventually, a skilled labor force that could command higher incomes, leading to better living standards. Based on one measure1 the middle class in China has gone from 3% of the population in 2000 to more than 50% (700 million) today. With higher income comes more disposable income to spend on cars, better housing and appliances, electronics, and fashion accessories as well as food and drink.

Western luxury brands were early beneficiaries of this trend, as their recognition in China became a form of cachet. Still, for millions of Chinese, there is a long-standing, homegrown signifier of taste and class. Kweichow Moutai (Moutai) is the market leader in baijiu, a colorless spirit made by fermenting red sorghum and wheat. The company is partially owned by the local government in central China’s Guizhou province and has been operating in some form since the Han dynasty, circa 135 CE. Though its products are an acquired taste, Moutai is such a status symbol that it is used to elevate everything from state banquets2 and high-flying business dinners to a first meeting with prospective in-laws. One of our China specialists recalls that her grandfather stored his prized bottles of Moutai baijiu under the bed with the other family treasures.

Moutai has a 50% market share of the ultra-premium baijiu segment, and its products are priced accordingly: Half-liter bottles of “Flying Fairy3,” its finest version, cost over US$400. The exorbitant price tag and conspicuous association with luxury have turned it into a kind of currency, implicated in incidents of bribery involving Communist party officials, and periodically targeted as part of government anti-corruption reforms. Together with the government’s recent “common prosperity” agenda to reduce income disparities, this has raised the specter of a political or even social backlash. However, even if Chinese demand for luxury goods were to slacken broadly, sales of Moutai may not follow suit for the simple reason that supply is extremely limited—circumscribed by a lengthy (five-year) production cycle and a highly manual quality control process, which relies on proprietary techniques and the acuity of the master blender’s sense of taste.

1From the “ChinaPower Project,” The Center for Strategic and International Studies (December 2021), which defines the bounds of “middle class” as individuals spending between $10 and $50 per day.

2In 1974, US Secretary of State Henry Kissinger told Deng Xiaoping, “I think if we drink enough Moutai we can solve anything.”

3Or feitian in Chinese—probably more accurately translated as an apsara, a Hindu and Buddhist spirit.

Perhaps so as not to trigger government ire, the factory price of Moutai is kept far below what the consumer will pay, equating to a huge retail markup on the product that the company never sees. To capture more of that revenue, in May Moutai launched a proprietary e-commerce app called iMoutai, which cuts out the middlemen, allowing the company to charge the manufacturer’s suggested retail price and keep the entire amount. Recent company results suggest the direct approach is working: First-half 2022 revenues rose 17%, and direct-to-consumer sales now account for 36% of total company sales, all without a politically sensitive retail price increase.

Although a US$2 bottle of soy sauce would seem to have little in common with a US$400 bottle of booze, Foshan Haitian is an example of how the rising levels of discernment of Chinese consumers influence even the most humble categories. The company is introducing new varieties that go beyond plain and low sodium to include flavors like extra savory, “no additions,” and a children’s version, as well as expanding into complementary products such as vinegar, cooking wine, and premixed hot pot bases.

Haitian’s leading market share in China has risen more than a third since 2017 but is still only around 20%. With the prices for China-based seasonings half those of leading brands in other countries, there’s room for margin expansion, especially now that Haitian has emerged as the price setter. Recently, the company raised prices by up to 7% to pass on higher costs for soybeans, packaging, and transport, and its rivals followed suit.

Portfolio Positioning (% Weight) at October 31, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	6.7	9.3

Cons Discretionary	21.1	18.9

Cons Staples	6.9	9.7

Energy	0.0	3.1

Financials	5.6	16.6

Health Care	13.9	7.9

Industrials	22.5	11.0

Info Technology	17.3	10.2

Materials	1.2	7.7

Real Estate	0.2	2.5

Utilities	2.0	3.1

Cash	2.6	–

Geography	Portfolio	Benchmark[1]

Mainland China + Hong Kong	90.9	100.0

Other Emerging Markets	6.5	–

Cash	2.6	–

1MSCI China All Shares Index.

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Even if it means paying slightly higher prices, Chinese consumers are increasingly seeking out more nutritious and high-quality food options. Yili is a company based in Inner Mongolia whose breakfast milk, yogurt, popsicles, and chocolate-covered ice cream bars became a favorite of northern Chinese schoolchildren in the 1990s before becoming more widely distributed throughout mainland China.

Yili has used its distribution prowess and brand equity as a springboard into other higher-value products. Once disdained in China, affluent Chinese parents are now using Yili’s single-serving cheese bars as a healthy snack food. The company has gained four points of overall dairy market share and is now the second-largest cheese maker in China, after Shanghai-based Milkground.

Snacks, of course, aren’t just for kids, especially not in China. The country’s indigenous snack industry produces a vast array of packaged foodstuffs—shrimp chips, dried beef mini bites, fried sweet-and-savory cat ear–shaped crackers, crunchy cookie morsels made to look like tiny pork buns, any number of biscuits, jerky, fruit rolls, and vegetable-flavored sticks. Structurally, the industry is a nightmare, fragmented among hundreds of regional players, each with its own small but devoted following.

Salted, fried sunflower seeds are so popular they are almost their own snack category. Traditionally, these seeds were most often sold unpackaged from large bins in mom-and-pop street stalls. However, in 2001, ChaCha invented an industrialized production method and a more healthful boiling preparation process, and quickly gobbled up market share. ChaCha now controls 45% of the Chinese retail sunflower seed market, and with 1,000 distributors and over 400,000 points of sale, its brightly colored packages have become some of the most-recognized food items in China. It has also used its brand recognition to gain China’s second-largest (15%) market share in packaged nuts, which have been gaining popularity as an even more nutritious snack.

Portfolio Highlights

China’s parcel delivery industry is enormous, directly benefiting from the rising share of China’s shopping that is moving online. This year we took advantage of market volatility to establish a new position in ZTO Express, China’s e-commerce delivery market leader, at an attractive price. In China, e-commerce has already reached around 30% of total retail sales and comprises 6% of GDP. While China’s express delivery market is already the largest in the world on an absolute basis, the market is still quite fragmented among a handful of top carriers. ZTO currently has about 23% market share in express delivery, the highest among the peer group. In addition to continued growth of the overall industry, the company expects it can achieve additional share gains thanks to better infrastructure and the ability to resume operations quickly following lockdowns.

Ten Largest Holdings by Weight at October 31, 2022

Company	Sector	Market	%

Tencent	Comm Services	Mainland China	4.0

AirTAC	Industrials	Taiwan	3.8

AIA Group	Financials	Hong Kong	3.8

WuXi AppTec	Health Care	Mainland China	3.4

Alibaba	Cons Discretionary	Mainland China	3.2

China Tourism Group Duty Free	Cons Discretionary	Mainland China	2.9

TravelSky	Info Technology	Mainland China	2.9

CSPC Pharmaceutical Group	Health Care	Mainland China	2.8

Inovance	Industrials	Mainland China	2.7

Techtronic Industries	Industrials	Hong Kong	2.7

ZTO invested earlier than its peers to build an efficient logistics infrastructure. This led to an immense delivery network covering over 98% of China’s county-level cities that even now handles a daily parcel volume greater than UPS and FedEx combined. The company has been able to generate industry-leading profit margins by continually reducing its per-parcel costs through fleet upgrades and the successful consolidation and automation of its sorting centers. Unlike its peers, it, not third parties, owns and operates most of its sorting hubs, which means it can implement improvements more easily.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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Emerging Markets ex China Portfolio

Institutional Investors: HLXCX

Portfolio Management Team

Pradipta Chakrabortty

Portfolio Manager

Scott Crawshaw

Portfolio Manager

Richard Schmidt, CFA

Portfolio Manager

Performance Summary

The Emerging Markets ex China Portfolio was incepted on September 14, 2022. Since inception, the Institutional Class declined 2.30% (net of fees and expenses) in the period ended October 31, 2022. The Portfolios’ benchmark, the MSCI Emerging Markets ex China Index, fell 5.47% (net of source taxes).

Market Review

Emerging markets (EMs) were burdened by a series of adverse macroeconomic and geopolitical events this fiscal year. The period began with heightened concerns about inflation and a slowdown in China’s economic growth, and fears of a global recession intensified over the course of the 12 months. In February came Russia’s appalling attack on Ukraine, which led the US and its allies to enact severe sanctions against Russia and caused spikes in energy and commodities prices. The US Federal Reserve’s hawkish monetary policy to combat inflation—including four 75-basis-point interest rate hikes from June to November 2022—also stoked a surge in the value of the US dollar.

While the strength of the dollar weighed on dollar-denominated EM returns, the currencies of many developing countries held up better against the greenback than those of developed countries. In Latin America, central banks, including Brazil’s, were ahead of the Fed in lifting rates, bringing these nations closer to the peaks of their tightening cycles. By contrast, Asian countries, including India and Indonesia, resisted pressure to match the Fed’s hikes. China’s monetary policy remained loose, in keeping with the government’s imperative to stimulate a slowing economy.

Fund Facts at October 31, 2022

Total Net Assets	$3.0M

Sales Charge	None

Number of Holdings	50

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLXCX

CUSIP	29104D105

Inception Date	09/14/2022

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	1.10%[3]

Gross Expense Ratio[2]	4.84%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 1.10%. The Net Expense Ratio is applicable to investors.

The strongest markets were in the Middle East and Latin America, buoyed in part by the rising (albeit volatile) price of oil. Brazil was boosted by returns from energy giant Petrobras along with an uptick in consumer spending and a recovery in the job market. Signs that the country’s inflation had crested also provided a lift to growth stocks.

Information Technology (IT) was one of the worst sectors, reflecting expectations of weaker global demand for consumer electronics. Taiwanese semiconductor companies TSMC and Silergy, were among the weak performers.

Utilities was the only sector to post a positive return. Financials also outperformed thanks to Brazilian, Indian, and Indonesian banks, which enjoyed robust growth in retail lending and expanding net interest margins amid rising interest rates. Industrials stocks in Latin America also posted strong returns.

Perspective and Outlook

In a world at odds with itself, as leading nations fight acute economic challenges and look to mold a new order that preserves or advances their global standing, investors flocked this fiscal year to the relative safety of the US dollar. It is widely accepted that, in the face of a strengthening dollar, emerging-market equities will struggle to generate competitive (dollar-based) returns. Indeed, through much of the past 25 years, the dollar-based returns of the MSCI EM Index relative to the developed-market MSCI World Index have been negatively correlated with the strength of the greenback.

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Performance (% Total Return)

	For periods ended September 30, 2022		For periods ended October 31, 2022

	1 Year	Since Inception*	1 Year	Since Inception*

Emerging Markets ex China Portfolio – Institutional Class	–	-8.00	–	-2.30

MSCI Emerging Markets ex China Index	–	-8.39	–	-5.47

*Inception date: September 14, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

One explanation for this relationship is that many EM countries and companies issue dollar-denominated debt, often without a matched source of hard-currency income; a strong dollar makes the debt more costly to pay off. The so-called fragile countries—those burdened with persistent reliance on external financing, such as Brazil, Turkey, Indonesia, and South Africa—are perceived to suffer most in strong-dollar environments.

Macroeconomic predictions don’t direct our investment process. If they did, and if we had correctly foreseen that fiscal 2022 would witness extreme dollar appreciation, the conventional portfolio-construction action would have been to reduce exposure to the stock markets of the most fragile countries. But even though our dollar forecast would have been spot-on, thus far our portfolio reallocations would not have reaped the expected reward—not when countries such as Brazil, Indonesia, and Turkey have produced some of the best returns year to date. This is a good illustration of the futility of basing investment decisions on macroeconomic forecasts.

We wonder whether the recent pattern of returns across EMs and the high dispersion among them partly reflect something new and enduring: the early stages of profound shifts in global supply chains. Various industrialized countries, most notably the US, have been adjusting their industrial policies in reaction to the supply shocks emanating from the pandemic. Geopolitical priorities and strategies are also changing as the world transitions to a multipolar power structure, accelerated by Russia’s invasion of Ukraine. The industrial policy changes are designed to alter companies’ long-term operational decisions and investment plans. The “lowest-cost” strategy that companies pursued for more than a generation, and which led to a high concentration of global manufacturing in China, is giving way to strategies that place greater emphasis on the security of supply chains and control over technology.

The Portfolio holds several EM companies that should be aided by this change in emphasis, including Aspeed, a Taiwanese fabless chip designer that commands a roughly 70% share of the niche market for baseboard management controllers (BMC), which facilitate data centers by rebooting a problematic component when a server freezes. As data centers become increasingly complex, BMCs provide the ability to manage server components and their security remotely on a more granular level. Aspeed is also expanding into new products, including the first 360-degree image-processing solution that could be used for security surveillance and videoconferencing.

The US government’s new industrial policy initiatives, intended to alter the competitive dynamics and global structure of certain industries, appear relevant to some of our holdings’ markets. One of the significant pieces of legislation that Congress recently passed is the CHIPS and Science Act (CSA), which aims to secure an advantage for the US in accessing the supply of semiconductors.

Critically, the incentive packages in the CSA restrict participating companies from making additional investments in countries that present a threat to the US—namely China. If the primary objective is to attract the leading chip technology to the US, it would require the participation of Taiwan’s TSMC and South Korea’s Samsung Electronics, both of which have manufacturing capabilities in China that they are unlikely to give up. This leads us to suspect the CSA’s investment restrictions will be negotiable. It makes sense for these companies to diversify their capacity and gain greater proximity to some of their most important customers by expanding capacity in the US. That said, the cost of manufacturing in the US will likely remain materially higher than in Asia until the US-based supply chain reaches sufficient scale. There is fear that these increased costs will come at a time when the financial wherewithal to spend on technology is constrained by a recession. The risk of a structural deceleration in growth has increased, but we continue to think that rapidly expanding applications for semiconductors support long-term growth prospects for the industry.

As nations jostle to enhance the security of their supply chains, it behooves us to analyze the security of operations and revenue opportunities for individual companies and look for those that stand to benefit from the changes afoot. Though it is impossible to predict with confidence the detail of policy changes and their ramifications, financially strong businesses with a competitive edge hold the advantage. It is intriguing that, in this bear market, stocks of the highest-quality companies have been less resilient than in previous market sell-offs,

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shrinking their valuation premiums. This improves the prospects for strong relative returns from shares of high-quality, growing companies and bolsters the case for holding them.

Portfolio Highlights

This new Portfolio follows the same fundamental investment approach as our closely related Emerging Markets Portfolio—investing only in high-quality companies that we believe have the potential to grow faster and sustain that growth longer than the average EM company. We construct a diverse portfolio of select EM companies that meet our “quality growth” criteria by investing widely across the entire EM universe, apart from China.

We think our resolute quality discipline is particularly valuable in times of elevated macroeconomic uncertainty and financial market stress. Businesses that consistently generate high returns on capital and have the security of sound balance sheets need not quake when, amid tightening global liquidity, the price of money rises, and supply of risk capital becomes scarce. Businesses that generate healthy cash flow even in difficult circumstances can continue investing to sustain their growth without fear that a cyclical downturn will jeopardize their financial viability. Such resilience in the face of adversity supports sustained growth and economic value creation that compounds through time to produce long-term shareholder returns.

The Portfolio’s holdings include Asian Paints, a leading manufacturer in India of consumer-focused decorative paints and paints for industrial applications, such as automotive coatings, wood finishes, and waterproofing. The company’s key competitive advantage is its extensive distribution network, which spans 15 countries across South and Southeast Asia and the Middle East, including more than 145,000 retail outlets in India alone. It has delivered an average return on equity of 25% over the past five years and should benefit from rising income levels and increasing urbanization in key markets, as well as rising automobile ownership. With a net cash position, Asian Paints is poised to take share from financially weaker players in what is still a fragmented market.

In the Gulf Cooperation Council region, we hold Emaar Properties, a UAE real estate company whose flagship developments in Dubai include the Burj Khalifa (the tallest building in the world) and the Dubai Mall (among the largest in the world). The company’s large land bank—about 1.7 billion square feet mostly in prime locations in Dubai—is a significant competitive advantage, as is the UAE government’s large stake in Emaar, which provides the company privileged access to the most-promising development opportunities. We should see strong earnings growth for the company as improving economic activity in the UAE fuels consumer spending.

In Taiwan, Eclat Textile, a manufacturer of specialized sportswear fabrics, is a high-quality holding in the Consumer Discretionary sector. Eclat has been diversifying its production geographically, investing in Vietnam in 2005 and later Cambodia and Indonesia. Eclat’s competitive advantages include its high degree of vertical integration, from yarn production to weaving high-performance fabrics to finished garment production. It also uses contract manufacturers that can meet the demanding product specifications and delivery timelines of Eclat’s global customers, including Nike and Lululemon. The combination has helped Eclat achieve higher and more stable profit margins than peers in an industry that is exposed to consumer cycles.

Lastly, our diverse collection of Brazilian holdings includes XP, Brazil’s leading online platform for investment and financial services. The company provides access to high-quality investment products across equity, fixed income, and alternative investments, as well as life insurance, pension products, and real estate investment trusts. XP, which was spun off from our bank

Portfolio Positioning (% Weight) at October 31, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	4.0	6.1

Cons Discretionary	11.0	6.0

Cons Staples	11.7	6.7

Energy	3.4	6.5

Financials	24.5	26.2

Health Care	3.1	3.2

Industrials	12.1	6.0

Info Technology	23.1	23.7

Materials	1.9	11.0

Real Estate	1.6	1.2

Utilities	0.0	3.4

Cash	3.6	–

Geography	Portfolio	Benchmark[1]

Brazil	13.2	8.8

India	15.4	22.2

Mexico	11.9	3.6

South Korea	10.3	16.3

South Africa	3.7	5.0

Taiwan	13.0	18.5

Small Emerging Markets[2]	16.3	25.6

Frontier Markets[3]	2.1	–

Developed Markets Listed[4]	10.5	–

Cash	3.6	–

1MSCI Emerging Markets ex China Index; 2Includes the remaining emerging markets which, individually, comprise less than 5% of the Index; 3Includes countries with less-developed markets outside the Index; 4Includes emerging markets or frontier markets companies listed in developed markets.

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Ten Largest Holdings by Weight at October 31, 2022

Company	Sector	Market	%

Samsung Electronics	Info Technology	South Korea	4.8

Tata Consultancy Services	Info Technology	India	4.1

EPAM	Info Technology	US	3.8

Walmart de México	Cons Staples	Mexico	3.7

TSMC	Info Technology	Taiwan	3.6

GF Banorte	Financials	Mexico	3.1

Localiza	Industrials	Brazil	2.9

WEG	Industrials	Brazil	2.9

FEMSA	Cons Staples	Mexico	2.7

HDFC Bank	Financials	India	2.6

holding Itaú Unibanco, also offers financial advisory services through its Independent Financial Advisor (IFA) network to retail, high net-worth, and institutional clients. XP’s competitive advantage comes from the scale of its open platform (with by far the largest IFA distribution network in the country), leading technology, and a strong brand. XP’s revenues have increased an average of 40% in each of the past five years, and we expect the company to continue this trajectory by expanding its banking services, including lending, at the expense of the large legacy banks. The company’s deep knowledge of the financial and risk-taking profiles of its customers enables it to lend at a relatively low risk.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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International Developed Markets Equity Portfolio

Institutional Investors: HLIDX

Portfolio Management Team

Ferrill Roll, CFA Co-Lead Portfolio Manager Andrew West, CFA Co-Lead Portfolio Manager Bryan Lloyd, CFA Portfolio Manager Babatunde Ojo, CFA Portfolio Manager Patrick Todd, CFA Portfolio Manager

Performance Summary

The International Developed Markets Equity Portfolio was incepted on September 28, 2022. Since inception, the Institutional Class gained 3.40% (net of fees and expenses) in the period ended October 31, 2022. The Portfolio’s benchmark, the MSCI World ex-US Index, gained 5.94% (net of source taxes).

Market Review

International developed equity markets fell sharply in the period amid aggressive central bank rate hikes intended to cool inflation, commodity supply shocks emanating from the war in Ukraine, and overall weakness in China.

The period began with consumer prices in the US climbing at the fastest pace since 1982, leading the US Federal Reserve (Fed) to signal several interest rate increases and an imminent end to its bond-buying program. So far, the Fed has hiked interest rates six times, taking rates from between 0% and 0.25% at the start of the period to between 3.75% and 4% by November 2. Other central bankers across developed and emerging markets continued to raise their own borrowing rates, with Bank of Japan the notable exception as it remained committed to an ultra-accommodative monetary policy.

Russia’s invasion of Ukraine in the closing days of February prompted a swift and emphatic response by Western governments, which nevertheless sought to strike a balance between punishing Russian aggression and avoiding an escalating military conflict. The US and its allies enacted crippling economic sanctions, including freezing a significant share of Russian central bank reserve assets, cutting off many

Fund Facts at October 31, 2022

Total Net Assets	$2.0M

Sales Charge	None

Number of Holdings	58

Turnover (5 Yr. Avg.)	–

Dividend Policy	Annual

Institutional Investors

Ticker	HLIDX

CUSIP	412295669

Inception Date	9/28/2022

Minimum Investment[1]	$100,000

Net Expense Ratio[2]	0.80%[3]

Gross Expense Ratio[2]	7.79%

1Lower minimums available through certain brokerage firms; 2The Gross and Net Expense Ratios are as of the most recent Prospectus and have been restated to reflect current fees; 3The Net Expense Ratio is shown net of Harding Loevner’s contractual agreement through February 28, 2024. Harding Loevner’s contractual agreement caps the net expense ratio at 0.80%. The Net Expense Ratio is applicable to investors.

of the country’s banks from SWIFT (Society for Worldwide Interbank Financial Telecommunications), and outlawing the export of a variety of industrial and luxury goods to Russia. The revulsion over Russia’s actions also provoked an exodus of Western companies from Russian markets. With foreign investors effectively unable to trade, major market index providers expunged all Russian securities from their indexes.

The war’s contribution to inflation was twofold. In September, Russia retaliated against European sanctions by cutting off the flow of natural gas to the continent, sending energy prices soaring as countries scrambled to find other sources. Ballooning food prices were another component. Prior to the war, Ukraine was one of the world’s largest suppliers of grains and vegetable oils, and many countries have been hard-pressed to find alternatives.

Energy was the only positive sector during the period, soaring nearly 17% as supply shocks from the war produced a meteoric rise in commodities prices. Information Technology (IT), Real Estate, and Consumer Discretionary all declined by more than 30%. Consumer Discretionary stocks were impacted by slumping consumer confidence in the face of surging prices, while central bank efforts to tame inflation hurt fast-growing stocks that comprise the IT sector.

All major regions declined. The eurozone performed the worst as the sharp rise in energy prices compounded the difficulties of countries already grappling with mounting inflation. Japan also performed poorly as the yen strongly depreciated against the US dollar. Canada was the best-performing region, aided by the rise in commodities prices.

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Performance (% Total Return)

	For periods ended September 30, 2022		For periods ended October 31, 2022

	1 Year	Since Inception*	1 Year	Since Inception*

International Developed Markets Equity Portfolio – Inst. Class	–	–	–	3.40

MSCI World ex US Index	–	–	–	5.94

*Inception date: September 28, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 435-8105 or visiting hardingloevnerfunds.com.

Style factors played a significant role as shares of the highest-quality companies, the fastest-growing companies, and the most-expensive companies all significantly underperformed.

Perspective and Outlook

Within the span of a few months in the summer and fall of 2022, markets lurched from a consensus that the fight against inflation would soon be won toward a despairing view that slaying inflation would require sustained punishment by high interest rates. As practiced observers of both markets and policymakers, we have not put much belief in either narrative or tried to predict which outcome will ultimately drive the markets. Instead, we intensified our efforts to reaffirm the long-term prospects of the companies we own and those qualified for purchase by our analysts. We aim to build a portfolio of companies that is resilient to many different economic environments, knowing that we can’t predict which environment they will face tomorrow.

The global economy has been dramatically affected by Russia’s invasion of Ukraine and the still-unfolding energy crisis in Europe. Looking ahead, the risk that Taiwan could be the epicenter of a conflict between the US and China is one that we must push higher up the list of risks that our portfolio must be built to withstand. We have long viewed this risk as both low and distant; it is no longer distant. Nevertheless, we don’t pretend to be experts in US-China relations or try to forecast geopolitical events. Our strict adherence to our portfolio guidelines, including the requirement of ample geographic diversification, is one way we protect against the most catastrophic consequences.

Beyond geopolitical risks, the threat of inflation remains at the fore. Analyzing businesses’ resilience to persistent inflation is an area where we think we have a small leg up because many of our analysts have covered companies in developing countries where inflation has been an enduring concern. Moreover, for the last 15 years, our fair value estimates have explicitly incorporated inflation assumptions for every company we cover.

Yet another factor we must consider is an environment of positive real rates, which is exposing vulnerabilities built up over decades of easy money. The most concerning thus far have been the weaknesses hidden in some UK pension plans, whose structures were predicated on well-behaved interest rates. Their struggle to meet margin calls was the catalyst for the “whatever scale necessary” intervention by the Bank or England in its domestic bond market in September. Though similar vulnerabilities likely exist elsewhere, our longstanding preference for transparency and insistence on financial strength at the companies we hold is designed to keep our portfolios relatively sheltered from this kind of distress.

Portfolio Highlights

While heightened risk aversion fed by the war in Ukraine, dramatic currency movements, and interest rate hikes has roiled stock markets, we see far more underlying business resiliency than what is reflected in share prices. For example, in Japan many companies with global revenues are benefiting from the yen’s weakness.

Overall, a weak yen is likely to be a modest net positive for our Japanese companies’ earnings by boosting their global competitiveness. These companies typically have leading global positions in their industries and generate much of their revenue outside their domestic market; in the short run, this results in a large translation gain for their yen-denominated earnings. Offsetting higher foreign revenues are rising imported costs for inputs such as energy and other raw materials along with semiconductors. Producer prices in Japan, which are heavily reliant on imported inputs, have risen more sharply on a year-over-year basis than Japanese consumer prices. In contrast, Japanese labor costs have risen only modestly over the year, and in foreign-currency terms they have fallen sharply, potentially giving our Japanese companies an enduring edge over their global competitors if they can, through cultural affinity, continue to retain talent without ballooning costs.

Our four Japanese Industrials holdings generate on average more than two-thirds of their sales outside of Japan and, based on latest estimates, appear to be on track to deliver positive 2022 earnings growth. Our biggest concern for these companies is that weaker global growth may erode the demand for capital goods.

Our most recent Japanese investment, Shimano, the world’s leading manufacturer of bicycle components with roughly a 70% global share of the high-end drivetrain and braking system market, has an even higher share of foreign sales, almost

45

90%. More than half of its sales come from Europe and North America, where customers pay a premium for its products. Sales are receiving a boost from the growing market for electric bikes, where Shimano components also dominate the top end. Yen weakness has provided an additional fillip, resulting in year-over-year sales and profit growth of 15% and 22%, respectively, in the first half of this year. The weaker exchange rate is making Shimano and the four industrial companies much more potent in competing against European and US manufacturers, so long as they can contain their domestic costs.

Japanese drugmakers Chugai Pharmaceutical and Shionogi are also enjoying an earnings boost from the weaker yen, as they generate on average a majority of their sales abroad, mainly in the form of royalties. Hematology testing systems maker Sysmex anticipates growth in 2023, helped by a large share of foreign revenues (84%) despite Chinese volumes being suppressed by that country’s lingering lockdowns. Despite producing 69% of its sales abroad, cosmetics maker Shiseido has not been so lucky due to its high direct exposure to the Chinese market (a third of revenues) and indirect exposure through domestic sales to Chinese tourists. To the extent that China’s consumer slowdown is a consequence of the lockdowns,

Portfolio Positioning (% Weight) at October 31, 2022

Sector	Portfolio	Benchmark[1]

Comm Services	1.3	4.5

Cons Discretionary	4.3	10.1

Cons Staples	11.5	10.0

Energy	3.5	7.0

Financials	19.5	19.9

Health Care	14.5	12.3

Industrials	16.3	14.9

Info Technology	12.5	7.8

Materials	11.0	7.7

Real Estate	0.0	2.4

Utilities	0.4	3.4

Cash	5.2	–

Geography	Portfolio	Benchmark[1]

Canada	4.8	11.7

Emerging Markets	7.3	–

Europe EMU	25.2	28.0

Europe ex-EMU	29.0	29.3

Frontier Markets[2]	0.0	–

Japan	16.4	19.5

Middle East	0.0	0.8

Pacific ex-Japan	10.3	10.7

Other[3]	1.8	–

Cash	5.2	–

1MSCI World ex US Index; 2Includes countries with less-developed markets outside the Index. 3Includes companies classified in countries outside the Index.

Ten Largest Holdings by Weight at October 31, 2022

Company	Sector	Market	%

Roche	Health Care	Switzerland	4.0

DBS Group	Financials	Singapore	3.9

L’Oréal	Cons Staples	France	3.8

Atlas Copco	Industrials	Sweden	3.7

Schneider Electric	Industrials	France	3.2

Infineon Technologies	Info Technology	Germany	3.1

BHP	Materials	Australia	3.0

Royal Dutch Shell	Energy	United Kingdom	2.9

Allianz	Financials	Germany	2.9

AIA Group	Financials	Hong Kong	2.9

and assuming travel restrictions eventually lift, we expect Shiseido’s revenues to recover in time.

NITORI, a furniture and home-accessories retailer, is our only Japanese holding where yen weakness is an unmitigated negative given that the company sells goods to domestic consumers that it primarily makes in China or Vietnam. The cost in yen to produce its merchandise is therefore rising, pressuring Nitori’s margins. In the first half of 2022, Nitori held the line on retail prices while investing in ways to cut its operating costs, which at least has been easier than for peers given its vertical integration across manufacturing, distribution, and online and brick-and-mortar points of sale. Recently, management indicated it will hike prices on selected products by as much as 20%, having seen competitors do the same and noting Japanese shoppers’ reluctant acceptance of increases across consumer categories.

Within the Financials sector, banks and life insurance companies are among businesses that should benefit most from higher interest rates. Rising rates tend to increase net interest margins for banks, and they augment the returns from new fixed income investments for life insurance companies while reducing the capital they need to set aside today to meet future claims.

But, while higher interest rates are positive for business, extreme volatility in bond markets is not, given banks’ and insurers’ roles as counterparties to complex derivative contracts and holders of collateral against leveraged positions of more prosaic instruments. In balancing sentiment in the short term, fear of as yet unseen exposures can outweigh the greed of longer-term benefits of higher yields. The insurance sector fell victim recently to extreme volatility in the gilts market. While shares of our own insurance holdings such as AIA Group, Ping An Insurance, and Allianz likely have been dented by negative marks in their investment portfolios, we view this and their pandemic-related disruptions (in the case of AIA Group and Ping An Insurance) and regulatory compliance lapses (Allianz) to be transitory. We value their low leverage and the low sensitivity of their product sales to the economic cycle.

Please read the separate disclosures page for important information, including the risks of investing in the Portfolio.

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Disclosures

The Portfolios invest in foreign securities, which will involve greater volatility and political, economic, and currency risks and differences in accounting methods. They also invest in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established foreign markets. Economic and political instability may cause larger price changes in emerging markets securities than other foreign securities.

Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility.

Diversification does not guarantee a profit or prevent a loss in a declining market.

Long-term earnings growth and earnings per share growth are not a forecast of the Portfolios’ future performance.

The value of securities may fluctuate in response to various factors including, but not limited to, public health risks; these may be magnified if conditions and events adversely impact the global economy.

Companies held in the Portfolios at the end of the fiscal year appear in bold type; only the first reference to a particular holding appears in bold. The Portfolios are actively managed; therefore holdings shown may not be current. Portfolio holdings and top ten holdings should not be considered recommendations to buy or sell any security. Please refer to the Portfolios of Investments in this report for complete Portfolio holdings. Current and future Portfolio holdings are subject to risk.

While the Portfolios have no sales charge, management fees and other expenses still apply. Please see the Prospectus for further details.

Sector and Geographic Positioning data is sourced from: Northern Trust, Harding Loevner Funds Portfolios, and MSCI Barra.

Expense Ratios: Differences may exist between the commentary data and similar information reported in the financial statements due to timing differences. Unless otherwise stated, the expense ratios presented are shown as of the most recent Prospectus date, February 28, 2022.

Five year average turnover data is calculated using a simple average of annual turnover figures for the past five fiscal years. These annual turnover figures utilize purchase, sales, and market value data which is not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (GAAP). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Quasar Distributors, LLC, Distributor.

Index Definitions

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index consists of 47 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 46 developed and emerging market countries. Net dividends reinvested.

The MSCI All Country World ex-US Small Cap Index is a free-float market capitalization index that is designed to measure small cap developed and emerging market equity performance. The Index consists of 48 developed and emerging market countries, and is comprised of companies that fall within a market capitalization range of USD 17-8,751 million (as of September 30, 2022).

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index consists of 24 emerging market countries. Net dividends reinvested.

The MSCI China All Shares Index is a free float-adjusted market capitalization index that is designed to reflect an opportunity set capturing large and mid-cap China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China.

The MSCI Emerging + Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and frontier markets. The Index consists of 25 emerging markets countries and 28 frontier markets countries. Net dividends reinvested.

The MSCI Frontier Emerging Markets index is a free float-adjusted market capitalization index designed to measure equity market performance in all countries from the MSCI Frontier Markets Index and the lower size spectrum of the MSCI Emerging Markets Index. The Index consists of 28 frontier markets and 4 emerging markets. Net dividends reinvested.

The MSCI World ex US Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed markets, excluding the US. The index consists of 22 developed market countries.

The MSCI Emerging Markets ex China Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets excluding China. The index consists of 23 emerging market countries. Net dividends reinvested.

The S&P 500 Index is an unmanaged index commonly used to measure performance of US stocks.

You cannot invest directly in these indexes.

Term Definitions

Basis Points are a common measurement used chiefly for interest rates and other percentages in finance. A basis point is one hundredth of one percent.

Economies of Scale is the cost advantage that arises with increased output of a product.

Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period (usually calculated on an annual basis).

Market Capitalization is the total dollar market value of all of a company’s outstanding shares.

Turnover is calculated by dividing the lesser of Purchases or Sales by Average Capital.

48

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Global Equity Portfolio

International Equity Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Global Equity Research Portfolio

International Equity Research Portfolio

Emerging Markets Research Portfolio

Chinese Equity Portfolio

Emerging Markets ex China Portfolio

International Developed Markets Equity Portfolio

This page intentionally left blank.

Harding, Loevner Funds, Inc.

For use only when preceded or accompanied by a prospectus. Read the prospectus carefully before you invest or send money.

Harding, Loevner Funds, Inc.

Expense Example

October 31, 2022 (unaudited)

As a shareholder of a Harding Loevner Portfolio, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2022.

Actual Expenses

The first line under each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Portfolio under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Portfolio in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Portfolio	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2022 to October 31, 2022)

Global Equity Portfolio — Institutional Class

Actual	$1,000.00	$876.40	0.86%	$4.07

Hypothetical (5% annual return before expenses)	1,000.00	1,020.87	0.86	4.38

Global Equity Portfolio — Institutional Class Z

Actual	1,000.00	876.80	0.80	3.78

Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	0.80	4.08

Global Equity Portfolio — Advisor Class

Actual	1,000.00	875.40	1.06	5.01

Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	1.06	5.40

International Equity Portfolio — Institutional Class

Actual	1,000.00	867.20	0.80	3.77

Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	0.80	4.08

International Equity Portfolio — Institutional Class Z

Actual	1,000.00	867.60	0.72	3.39

Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	0.72	3.67

International Equity Portfolio — Investor Class

Actual	1,000.00	865.90	1.12	5.27

Hypothetical (5% annual return before expenses)	1,000.00	1,019.56	1.12	5.70

International Small Companies Portfolio — Institutional Class

Actual	1,000.00	877.10	1.12	5.30

Hypothetical (5% annual return before expenses)	1,000.00	1,019.56	1.12	5.70

International Small Companies Portfolio — Investor Class

Actual	1,000.00	876.20	1.33	6.29

Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	1.33	6.77

Harding, Loevner Funds, Inc.

Expense Example (continued)

October 31, 2022 (unaudited)

Portfolio	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio	Expenses Paid During Period* (May 1, 2022 to October 31, 2022)

Institutional Emerging Markets Portfolio — Institutional Class

Actual	$1,000.00	$860.40	1.10%	$5.16

Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	1.10	5.60

Institutional Emerging Markets Portfolio — Institutional Class Z

Actual	1,000.00	860.80	1.00	4.69

Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	1.00	5.09

Emerging Markets Portfolio — Advisor Class

Actual	1,000.00	860.20	1.21	5.67

Hypothetical (5% annual return before expenses)	1,000.00	1,019.11	1.21	6.16

Frontier Emerging Markets Portfolio — Institutional Class I

Actual	1,000.00	874.00	1.58	7.46

Hypothetical (5% annual return before expenses)	1,000.00	1,017.24	1.58	8.03

Frontier Emerging Markets Portfolio — Institutional Class II

Actual	1,000.00	874.80	1.35	6.38

Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	1.35	6.87

Frontier Emerging Markets Portfolio — Investor Class

Actual	1,000.00	872.30	2.00	9.44

Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	2.00	10.16

Global Equity Research Portfolio — Institutional Class

Actual	1,000.00	895.20	0.80	3.82

Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	0.80	4.08

International Equity Research Portfolio — Institutional Class

Actual	1,000.00	862.70	0.75	3.52

Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	0.75	3.82

Emerging Markets Research Portfolio — Institutional Class

Actual	1,000.00	864.10	1.15	5.40

Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	1.15	5.85

Chinese Equity Portfolio — Institutional Class

Actual	1,000.00	767.60	1.15	5.12

Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	1.15	5.85

Emerging Markets ex China Portfolio — Institutional Class**

Actual	1,000.00	977.00	1.10	1.40

Hypothetical (5% annual return before expenses)	1,000.00	1,005.02	1.10	1.42

International Developed Markets Equity Portfolio — Institutional Class***

Actual	1,000.00	1,034.00	0.80	0.74

Hypothetical (5% annual return before expenses)	1,000.00	1,003.80	0.80	0.72

* Expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

** Emerging Markets ex China Portfolio — Institutional Class commenced operations on September 14, 2022 and the Actual example reflects the period from September 14, 2022 to October 31, 2022 (47 days). However, for purposes of comparability, the Hypothetical example assumes that the class was operational for the full six month period.

*** International Developed Markets Equity Portfolio — Institutional Class commenced operations on September 28,2022 and the Actual example reflects the period from September 28, 2022 to October 31, 2022 (33 days). However, for purposes of comparability, the Hypothetical example assumes that the class was operational for the full six month period.

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.7%
Brazil -1.2%
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	4,266,000	$12,420,993

China - 1.9%
Country Garden Services Holdings Co., Ltd. (Real Estate)†	3,433,000	3,002,048
Tencent Holdings Ltd. (Media & Entertainment)†	256,200	6,722,628
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	951,701	9,915,937

		19,640,613

Denmark - 1.1%
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	29,669	11,442,159

France - 6.1%
Kering SA (Consumer Durables & Apparel)†	20,702	9,476,051
L’Oreal SA (Household & Personal Products)†	66,854	20,989,751
Schneider Electric SE (Capital Goods)†	249,592	31,587,105

		62,052,907

Germany - 1.5%
HelloFresh SE (Food & Staples Retailing)*†	156,275	3,129,039
SAP SE - Sponsored ADR (Software & Services)	128,092	12,304,517

		15,433,556

Hong Kong - 1.0%
AIA Group Ltd. (Insurance)†	1,295,405	9,782,508

India - 2.1%
HDFC Bank Ltd. - ADR (Banks)	345,277	21,514,210

Indonesia - 1.8%
Bank Central Asia Tbk PT (Banks)†	33,069,370	18,634,184

Japan - 2.5%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	381,000	8,834,294
Keyence Corp. (Technology Hardware & Equipment)†	26,700	10,062,621
MISUMI Group Inc. (Capital Goods)†	290,300	6,173,792

		25,070,707
Netherlands - 2.7%
Adyen NV (Software & Services)*^†	9,555	13,687,703

	Shares	Value

COMMON STOCKS - 96.7% (continued)
Netherlands - 2.7% (continued)
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	28,105	$13,277,364

		26,965,067

Poland - 0.8%
CD Projekt SA (Media & Entertainment)†	294,235	7,823,519

Sweden - 3.8%
Atlas Copco AB, Class A (Capital Goods)†	937,910	10,013,464
Epiroc AB, Class A (Capital Goods)†	650,380	9,944,438
Hexagon AB, Class B (Technology Hardware & Equipment)†	1,897,695	18,743,283

		38,701,185

Switzerland - 3.0%
Alcon Inc. (Health Care Equipment & Services)	210,926	12,798,990
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	31,262	10,389,959
VAT Group AG (Capital Goods)^†	29,837	6,803,615

		29,992,564

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	135,161	8,319,160

United Kingdom - 2.4%
Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	906,481	14,042,951
Spirax-Sarco Engineering plc (Capital Goods)†	81,297	10,011,181

		24,054,132

United States - 64.0%
Accenture plc, Class A (Software & Services)	70,318	19,963,280
Adobe Inc. (Software & Services)*	36,849	11,736,406
Align Technology Inc. (Health Care Equipment & Services)*	40,816	7,930,549
Alphabet Inc., Class A (Media & Entertainment)*	361,508	34,166,121
Amazon.com Inc. (Retailing)*	215,117	22,036,585
AMETEK Inc. (Capital Goods)	152,063	19,716,489
Apple Inc. (Technology Hardware & Equipment)	107,950	16,553,053

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.7% (continued)
United States - 64.0% (continued)
Applied Materials Inc. (Semiconductors & Semiconductor Equipment)	133,233	$11,763,142
Broadcom Inc. (Semiconductors & Semiconductor Equipment)	24,361	11,452,594
CME Group Inc. (Diversified Financials)	74,173	12,854,181
CoStar Group Inc. (Commercial & Professional Services)*	171,703	14,203,272
Costco Wholesale Corp. (Food & Staples Retailing)	6,077	3,047,615
Danaher Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	55,707	14,019,781
Deere & Co. (Capital Goods)	85,684	33,915,441
Edwards Lifesciences Corp. (Health Care Equipment & Services)*	146,280	10,595,060
Etsy Inc. (Retailing)*	74,593	7,005,029
First Republic Bank (Banks)	232,941	27,976,214
Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	78,448	17,950,471
Intuitive Surgical Inc. (Health Care Equipment & Services)*	47,689	11,753,908
IQVIA Holdings Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	54,701	11,469,159
Lululemon Athletica Inc. (Consumer Durables & Apparel)*	39,671	13,053,346
MercadoLibre Inc. (Retailing)*	13,242	11,939,252
Meta Platforms Inc., Class A (Media & Entertainment)*	130,132	12,123,097
Microsoft Corp. (Software & Services)	112,922	26,212,584
Netflix Inc. (Media & Entertainment)*	27,546	8,040,126
NIKE Inc., Class B (Consumer Durables & Apparel)	165,765	15,363,100
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	50,231	6,779,678
PayPal Holdings Inc. (Software & Services)*	151,224	12,639,302
Pinterest Inc., Class A (Media & Entertainment)*	507,201	12,477,145
Rockwell Automation Inc. (Capital Goods)	66,742	17,039,233
Salesforce Inc. (Software & Services)*	93,227	15,157,778
Schlumberger NV (Energy)	364,218	18,950,262
SVB Financial Group (Banks)*	85,656	19,783,110

	Shares	Value

COMMON STOCKS - 96.7% (continued)
United States - 64.0% (continued)
Synopsys Inc. (Software & Services)*	66,938	$19,582,712
Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	38,274	19,671,688
Trade Desk Inc., Class A (Media & Entertainment)*	192,488	10,248,061
Tradeweb Markets Inc., Class A (Diversified Financials)	195,729	10,780,753
UnitedHealth Group Inc. (Health Care Equipment & Services)	51,013	28,319,867
Verisk Analytics Inc. (Commercial & Professional Services)	60,037	10,976,565
Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	131,501	41,028,312

		650,274,321

Total Common Stocks (Cost $909,198,516)		$982,121,785

SHORT TERM INVESTMENTS - 2.7%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	27,278,526	27,278,526

Total Short Term Investments (Cost $27,278,526)		$27,278,526

Total Investments — 99.4%

(Cost $936,477,042)		$1,009,400,311

Other Assets Less Liabilities - 0.6%		5,814,041

Net Assets — 100.0%		$1,015,214,352

Summary of Abbreviations

ADR	American Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.0% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Portfolio

Portfolio of Investments (continued)

October 31, 2022

Industry	Percentage of Net Assets
Banks	8.5%
Capital Goods	14.3
Commercial & Professional Services	2.5
Consumer Durables & Apparel	3.7
Diversified Financials	3.6
Energy	1.9
Food & Staples Retailing	0.6
Health Care Equipment & Services	7.1
Household & Personal Products	2.1
Insurance	1.0
Media & Entertainment	9.0
Pharmaceuticals, Biotechnology & Life Sciences	15.6
Real Estate	0.3
Retailing	4.1
Semiconductors & Semiconductor Equipment	5.1
Software & Services	12.9
Technology Hardware & Equipment	4.4
Money Market Fund	2.7

Total Investments	99.4

Other Assets Less Liabilities	0.6

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.5%
Australia - 3.1%
BHP Group Ltd. - Sponsored ADR (Materials)	7,643,854	$365,529,098
Woodside Energy Group Ltd. - ADR (Energy)	2,762,423	64,005,341

		429,534,439

Brazil - 2.4%
Ambev SA - ADR (Food Beverage & Tobacco)	69,410,343	211,007,443
XP Inc., Class A (Diversified Financials)*	6,660,536	122,087,625

		333,095,068

Canada - 4.3%
Alimentation Couche-Tard Inc. (Food & Staples Retailing)	5,185,600	232,188,204
Canadian National Railway Co. (Transportation)	1,666,213	197,346,268
Manulife Financial Corp. (Insurance)	10,795,500	178,927,875

		608,462,347

China - 6.8%
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	218,440,000	224,654,316
ENN Energy Holdings Ltd. (Utilities)†	16,316,700	161,853,564
Haier Smart Home Co., Ltd., Class A (Consumer Durables & Apparel)†	67,179,088	190,524,170
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	35,572,000	142,352,400
Tencent Holdings Ltd. (Media & Entertainment)†	5,047,500	132,445,206
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	37,198,337	107,577,122

		959,406,778

Denmark - 1.0%
Novozymes A/S, Class B (Materials)†	2,586,610	135,694,212

France - 9.6%
Air Liquide SA (Materials)†	1,157,898	151,243,228
Dassault Systemes SE (Software & Services)†	5,326,825	178,344,029
Kering SA (Consumer Durables & Apparel)†	350,392	160,387,030
L’Oreal SA (Household & Personal Products)†	1,488,550	467,351,156
Schneider Electric SE (Capital Goods)†	3,050,509	386,057,036

		1,343,382,479

Germany - 7.7%
Allianz SE, Reg S (Insurance)†	1,834,007	330,189,124

	Shares	Value

COMMON STOCKS - 96.5% (continued)
Germany - 7.7% (continued)
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	14,403,709	$350,686,022
SAP SE - Sponsored ADR (Software & Services)	1,998,099	191,937,390
Symrise AG (Materials)†	2,064,723	210,884,964

		1,083,697,500

Hong Kong - 2.5%
AIA Group Ltd. (Insurance)†	47,188,774	356,355,390

India - 4.1%
HDFC Bank Ltd. - ADR (Banks)	3,305,284	205,952,246
ICICI Bank Ltd. - Sponsored ADR (Banks)	16,681,258	367,654,926

		573,607,172

Indonesia - 1.7%
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	861,606,900	242,991,799

Japan - 13.5%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	7,417,500	171,990,485
Daifuku Co., Ltd. (Capital Goods)†	2,745,100	125,794,879
FANUC Corp. (Capital Goods)†	748,300	98,348,656
Keyence Corp. (Technology Hardware & Equipment)†	487,934	183,891,188
Komatsu Ltd. (Capital Goods)†	9,104,600	174,269,092
Kubota Corp. (Capital Goods)†	14,351,300	200,207,802
Nitori Holdings Co., Ltd. (Retailing)†	1,446,600	130,970,815
Shimano Inc. (Consumer Durables & Apparel)†	930,900	144,349,453
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,312,000	199,750,470
Shiseido Co., Ltd. (Household & Personal Products)†	3,824,700	132,515,420
Sysmex Corp. (Health Care Equipment & Services)†	2,627,907	141,762,887
Unicharm Corp. (Household & Personal Products)†	6,323,100	192,640,336

		1,896,491,483

Mexico - 2.0%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	3,840,125	275,029,753

Netherlands - 1.9%
Adyen NV (Software & Services)*^†	185,683	265,994,117

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.5% (continued)
Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	4,279,605	$—
Yandex NV, Class A (Media & Entertainment)*‡	2,609,766	—

		—

Singapore - 3.5%
DBS Group Holdings Ltd. (Banks)†	20,072,280	484,658,623

South Korea - 3.4%
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	468,218	483,190,030

Spain - 1.6%
Banco Bilbao Vizcaya Argentaria SA (Banks)†	43,464,667	223,357,396

Sweden - 8.9%
Alfa Laval AB (Capital Goods)†	8,315,645	204,454,793
Atlas Copco AB, Class A (Capital Goods)†	44,018,632	469,958,737
Epiroc AB, Class A (Capital Goods)†	12,775,126	195,334,190
Skandinaviska Enskilda Banken AB, Class A (Banks)†	35,185,419	370,899,764

		1,240,647,484

Switzerland - 9.6%
Alcon Inc. (Health Care Equipment & Services)	3,631,000	220,329,080
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	582,342	299,375,343
Nestle SA - Sponsored ADR (Food Beverage & Tobacco)	1,862,384	202,459,765
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	1,434,264	476,679,177
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	630,459	148,888,370

		1,347,731,735

Taiwan - 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	4,309,577	265,254,464

United Kingdom - 5.5%
Rio Tinto plc (Materials)	5,082,537	264,446,015
Shell plc (Energy)†	11,729,501	325,119,614
Standard Chartered plc (Banks)	31,034,382	185,140,379

		774,706,008

	Shares	Value

COMMON STOCKS - 96.5% (continued)
United States - 1.5%
Linde plc (Materials)†	682,895	$204,309,549

Total Common Stocks (Cost $12,020,419,614)		$13,527,597,826

SHORT TERM INVESTMENTS - 3.3%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	469,312,346	469,312,346

Total Short Term Investments (Cost $469,312,346)		$469,312,346

Total Investments — 99.8%

(Cost $12,489,731,960)		$13,996,910,172

Other Assets Less Liabilities - 0.2%		28,539,354

Net Assets — 100.0%		$14,025,449,526

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.9% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Portfolio

Portfolio of Investments (continued)

October 31, 2022

Industry	Percentage of Net Assets
Banks	13.1%
Capital Goods	14.2
Consumer Durables & Apparel	3.5
Diversified Financials	0.9
Energy	2.8
Food & Staples Retailing	1.6
Food Beverage & Tobacco	4.9
Health Care Equipment & Services	3.7
Household & Personal Products	5.7
Insurance	7.1
Materials	9.6
Media & Entertainment	0.9
Pharmaceuticals, Biotechnology & Life Sciences	9.7
Retailing	0.9
Semiconductors & Semiconductor Equipment	4.4
Software & Services	4.6
Technology Hardware & Equipment	4.7
Telecommunication Services	1.7
Transportation	1.4
Utilities	1.1
Money Market Fund	3.3

Total Investments	99.8

Other Assets Less Liabilities	0.2

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.0%
Bangladesh - 1.2%
Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,738,283	$5,671,136

Brazil -1.9%
Localiza Rent a Car SA (Transportation)	678,800	9,269,684

Canada - 2.1%
Kinaxis Inc. (Software & Services)*	93,600	9,990,367

China - 3.9%
Haitian International Holdings Ltd. (Capital Goods)†	3,673,000	7,344,579
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	1,504,681	4,876,975
TravelSky Technology Ltd., Class H (Software & Services)†	2,500,000	3,632,010
Yantai China Pet Foods Co., Ltd., Class A (Food Beverage & Tobacco)†	1,210,599	3,246,670

		19,100,234

Denmark - 2.0%
Chr Hansen Holding A/S (Materials)†	143,289	7,947,294
SimCorp A/S (Software & Services)†	33,917	2,023,310

		9,970,604

Egypt - 0.9%
Edita Food Industries SAE (Food Beverage & Tobacco)†	3,380,762	1,419,337
Integrated Diagnostics Holdings plc (Health Care Equipment & Services)^†	3,852,109	2,965,970

		4,385,307

Finland - 1.7%
Vaisala OYJ, Class A (Technology Hardware & Equipment)	217,582	8,461,250

France - 4.2%
Alten SA (Software & Services)†	85,402	9,970,787
Rubis SCA (Utilities)†	464,485	10,548,358

		20,519,145

Germany - 8.6%
Bechtle AG (Software & Services)†	207,281	7,169,655
Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*†	101,178	1,932,388
FUCHS PETROLUB SE (Materials)†	308,617	7,444,974

	Shares	Value

COMMON STOCKS - 96.0% (continued)
Germany - 8.6% (continued)
KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)	104,600	$6,078,212
Pfeiffer Vacuum Technology AG (Capital Goods)†	27,142	3,835,751
Scout24 SE (Media & Entertainment)^†	53,880	2,762,519
STRATEC SE (Health Care Equipment & Services)†	98,156	8,235,979
TeamViewer AG (Software & Services)*^†	445,123	4,281,942

		41,741,420

Hong Kong - 0.3%
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	302,700	1,660,089

India - 2.1%
Max Financial Services Ltd. (Insurance)*†	778,660	6,666,695
SH Kelkar & Co., Ltd. (Materials)^†	2,295,720	3,799,447

		10,466,142

Indonesia - 2.9%
Prodia Widyahusada Tbk PT (Health Care Equipment & Services)†	8,563,100	2,909,707
Sarana Menara Nusantara Tbk PT (Telecommunication Services)†	129,086,500	9,566,516
Tower Bersama Infrastructure Tbk PT (Telecommunication Services)†	9,192,500	1,449,950

		13,926,173

Israel - 2.2%
CyberArk Software Ltd. (Software & Services)*	68,841	10,801,841

Italy - 2.2%
Reply SpA (Software & Services)†	98,740	10,744,246

Japan - 11.9%
Ariake Japan Co., Ltd. (Food Beverage & Tobacco)†	173,600	5,995,404
BML Inc. (Health Care Equipment & Services)†	144,000	3,256,858
Cosmos Pharmaceutical Corp. (Food & Staples Retailing)†	56,100	5,422,402
Infomart Corp. (Software & Services)†	1,825,700	5,896,231
JCU Corp. (Materials)†	264,800	4,992,535
MISUMI Group Inc. (Capital Goods)†	86,100	1,831,083
Pigeon Corp. (Household & Personal Products)†	264,200	3,458,843
Rinnai Corp. (Consumer Durables & Apparel)†	43,900	2,992,161

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.0% (continued)
Japan - 11.9% (continued)
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	375,500	$2,570,844
SMS Co., Ltd. (Commercial & Professional Services)†	359,900	8,270,369
Solasto Corp. (Health Care Equipment & Services)†	853,100	5,123,106
Stanley Electric Co., Ltd. (Automobiles & Components)†	489,900	8,322,280

		58,132,116

Kuwait - 0.6%
Mabanee Co. KPSC (Real Estate)†	1,091,155	3,069,368

Lithuania - 1.7%
Siauliu Bankas AB (Banks)†	14,203,478	8,032,870

Malaysia - 1.8%
Dialog Group Bhd. (Energy)†	10,996,740	4,789,195
TIME dotCom Bhd. (Telecommunication Services)†	3,943,900	3,795,253

		8,584,448

Mexico - 2.8%
Grupo Herdez SAB de CV (Food Beverage & Tobacco)	2,215,138	4,469,854
Megacable Holdings SAB de CV (Media & Entertainment)	4,416,700	9,275,672

		13,745,526

Norway - 1.0%
TOMRA Systems ASA (Commercial & Professional Services)†	310,369	4,980,503

Philippines - 0.4%
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	2,139,230	1,985,652

Romania - 0.5%
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	292,020	2,253,064

Saudi Arabia - 1.1%
Jarir Marketing Co. (Retailing)†	124,304	5,421,828

South Africa - 0.7%
Clicks Group Ltd. (Food & Staples Retailing)†	109,651	1,858,372
Discovery Ltd. (Insurance)*†	254,110	1,664,288

		3,522,660

South Korea - 2.2%
Cheil Worldwide Inc. (Media & Entertainment)†	479,397	8,214,779

	Shares	Value

COMMON STOCKS - 96.0% (continued)
South Korea - 2.2% (continued)
NCSoft Corp. (Media & Entertainment)†	9,802	$2,676,252

		10,891,031

Spain - 1.9%
Bankinter SA (Banks)	796,566	4,814,554
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (Insurance)	4,664,625	4,372,410

		9,186,964

Sweden - 2.7%
Intrum AB (Commercial & Professional Services)†	261,119	3,285,621
Paradox Interactive AB (Media & Entertainment)	465,848	8,041,755
Thule Group AB (Consumer Durables & Apparel)^†	82,594	1,625,637

		12,953,013

Switzerland - 4.9%
Bossard Holding AG, Class A, Reg S (Capital Goods)†	35,571	7,048,761
LEM Holding SA, Reg S (Technology Hardware & Equipment)†	5,202	8,664,198
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	22,545	8,290,585

		24,003,544

Taiwan - 1.7%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	282,645	2,558,265
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	1,933,700	3,256,472
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	186,909	2,451,143

		8,265,880

United Kingdom - 20.0%
Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	679,169	10,521,497
Airtel Africa plc (Telecommunication Services)^†	2,388,338	3,097,705
Baltic Classifieds Group plc (Media & Entertainment)†	2,091,752	3,338,752
Bank of Georgia Group plc (Banks)	419,008	10,211,016
Clarkson plc (Transportation)	180,094	5,710,604
Cranswick plc (Food Beverage & Tobacco)	209,618	7,149,197

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Small Companies Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.0% (continued)
United Kingdom - 20.0% (continued)
Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	256,992	$7,719,283
Diploma plc (Capital Goods)†	328,151	9,347,190
Grafton Group plc (Capital Goods)	664,891	5,261,230
Keywords Studios plc (Software & Services)†	352,783	9,732,878
Network International Holdings plc (Software & Services)*^†	1,692,178	6,317,342
Rathbones Group plc (Diversified Financials)†	118,614	2,548,018
Rightmove plc (Media & Entertainment)†	269,486	1,518,149
Senior plc (Capital Goods)†	6,991,831	10,395,287
YouGov plc (Media & Entertainment)†	488,172	4,924,534

		97,792,682

United States - 2.1%
Core Laboratories NV (Energy)	123,222	2,397,900
Globant SA (Software & Services)*	26,873	5,070,397
Sensata Technologies Holding plc (Capital Goods)	72,527	2,916,311

		10,384,608

Vietnam - 1.8%
Hoa Phat Group JSC (Materials)†	13,895,954	8,730,792

Total Common Stocks (Cost $486,706,668)		$468,644,187

SHORT TERM INVESTMENTS - 3.1%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	15,013,108	15,013,108

Total Short Term Investments (Cost $15,013,108)		$15,013,108

Total Investments — 99.1%

(Cost $501,719,776)		$483,657,295

Other Assets Less Liabilities - 0.9%		4,327,820

Net Assets — 100.0%		$487,985,115

Summary of Abbreviations

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 5.1% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets
Automobiles & Components	1.7%
Banks	4.8
Capital Goods	10.8
Commercial & Professional Services	3.4
Consumer Durables & Apparel	1.4
Diversified Financials	0.5
Energy	2.0
Food & Staples Retailing	1.9
Food Beverage & Tobacco	5.8
Health Care Equipment & Services	4.7
Household & Personal Products	0.7
Insurance	2.5
Materials	6.7
Media & Entertainment	8.4
Pharmaceuticals, Biotechnology & Life Sciences	7.5
Real Estate	0.6
Retailing	1.1
Semiconductors & Semiconductor Equipment	1.0
Software & Services	17.5
Technology Hardware & Equipment	4.0
Telecommunication Services	3.7
Transportation	3.1
Utilities	2.2
Money Market Fund	3.1

Total Investments	99.1

Other Assets Less Liabilities	0.9

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 94.9%
Brazil - 8.2%
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	8,220,500	$23,935,015
Localiza Rent a Car SA (Transportation)	4,733,970	64,647,032
Lojas Renner SA (Retailing)*	6,634,670	39,688,569
Magazine Luiza SA (Retailing)*	34,316,200	29,695,754
WEG SA (Capital Goods)	4,891,292	38,141,756
XP Inc., Class A (Diversified Financials)*	1,184,661	21,714,836

		217,822,962

China - 22.0%
Alibaba Group Holding Ltd. (Retailing)*†	4,429,116	35,262,285
Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	105,667	6,718,308
Baidu Inc., Class A (Media & Entertainment)*†	888,358	8,524,053
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	1,589,500	34,691,786
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	550,000	27,903,281
Country Garden Services Holdings Co., Ltd. (Real Estate)†	4,015,504	3,511,429
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	29,594,080	30,435,991
ENN Energy Holdings Ltd. (Utilities)†	2,585,317	25,645,061
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	3,879,800	13,889,408
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	7,176,550	23,260,650
JD.com Inc., Class A (Retailing)†	1,105,638	20,645,459
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	4,310,500	22,307,967
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	5,226,109	34,197,694
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	5,219,064	28,557,633
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	6,006,000	24,034,873
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	2,455,000	22,325,439

	Shares	Value

COMMON STOCKS - 94.9% (continued)
China - 22.0% (continued)
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,764,000	$19,077,045
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	2,087,300	18,107,205
Tencent Holdings Ltd. (Media & Entertainment)†	2,172,100	56,995,390
Trip.com Group Ltd. (Consumer Services)*†	553,800	12,539,189
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,582,700	16,490,425
WuXi AppTec Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	3,078,200	24,699,458
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	3,580,500	16,198,200
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	12,954,236	37,463,488
ZTO Express Cayman Inc. - ADR (Transportation)	1,312,169	22,162,534

		585,644,251

Czech Republic - 0.7%
Komercni banka AS (Banks)†	625,412	17,924,086

Egypt - 0.6%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)	13,120,403	16,662,912

Hong Kong - 4.5%
AIA Group Ltd. (Insurance)†	7,838,815	59,196,367
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	1,770,969	9,712,477
Techtronic Industries Co., Ltd. (Capital Goods)†	5,524,301	52,110,948

		121,019,792

India - 14.5%
Asian Paints Ltd. (Materials)†	728,911	27,408,030
HDFC Bank Ltd. - ADR (Banks)	1,255,481	78,229,021
Housing Development Finance Corp., Ltd. (Diversified Financials)†	1,986,641	59,227,688
Kotak Mahindra Bank Ltd. (Banks)†	2,512,648	57,792,575
Maruti Suzuki India Ltd. (Automobiles & Components)†	510,431	58,792,939
Tata Consultancy Services Ltd. (Software & Services)†	2,709,851	104,446,209

		385,896,462

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 94.9% (continued)
Indonesia - 5.0%
Astra International Tbk PT (Automobiles & Components)†	101,614,000	$43,231,495
Bank Central Asia Tbk PT (Banks)†	88,702,765	49,982,920
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	137,621,300	40,954,171

		134,168,586

Italy - 1.9%
Tenaris SA - ADR (Energy)	1,642,339	51,602,291

Kenya - 1.0%
Safaricom plc (Telecommunication Services)†	127,676,727	26,415,141

Mexico - 7.2%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	471,327	33,756,440
Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	72,024	16,811,842
Grupo Financiero Banorte SAB de CV, Series O (Banks)	8,337,300	67,769,756
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	19,082,400	73,707,973

		192,046,011

Panama - 0.7%
Copa Holdings SA, Class A (Transportation)*	236,788	17,813,561

Poland - 0.4%
CD Projekt SA (Media & Entertainment)†	371,522	9,878,530

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	1,601,095	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)*‡	602,214	—
Sberbank of Russia PJSC (Banks)*‡	880,800	—
Sberbank of Russia PJSC (Banks)*‡	35,707,448	—
Yandex NV, Class A (Media & Entertainment)*‡	1,693,430	—

		—

South Africa - 1.8%
Discovery Ltd. (Insurance)*†	2,309,102	15,123,412
Standard Bank Group Ltd. (Banks)†	3,511,268	32,837,678

		47,961,090

South Korea - 8.1%
Coway Co., Ltd. (Consumer Durables & Apparel)†	411,910	15,942,669

	Shares	Value

COMMON STOCKS - 94.9% (continued)
South Korea - 8.1% (continued)
LG H&H Co., Ltd. (Household & Personal Products)†	85,995	$30,709,483
NAVER Corp. (Media & Entertainment)†	231,408	27,432,658
NCSoft Corp. (Media & Entertainment)†	65,440	17,867,163
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	119,157	122,967,238

		214,919,211

Taiwan - 10.2%
Airtac International Group (Capital Goods)†	2,306,633	52,981,357
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	318,018	16,442,077
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	3,550,031	46,555,446
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	6,126,545	19,442,317
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	1,888,488	21,719,874
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	9,523,277	114,604,074

		271,745,145

Thailand - 0.6%
SCB X pcl, Reg S (Banks)†	5,380,870	14,986,133

United Arab Emirates - 1.6%
Emaar Properties PJSC (Real Estate)†	26,453,506	43,679,818

United Kingdom - 3.5%
Bank of Georgia Group plc (Banks)	452,940	11,037,922
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	2,212,589	48,245,161
Network International Holdings plc (Software & Services)*^†	9,253,994	34,547,575

		93,830,658

United States - 2.4%
EPAM Systems Inc. (Software & Services)*	186,443	65,255,050

Total Common Stocks (Cost $2,572,241,938)		$2,529,271,690

PREFERRED STOCKS - 3.5%
Brazil - 2.6%
Banco Bradesco SA - ADR, 0.92% (Banks)+	4,265,873	16,167,659

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

PREFERRED STOCKS - 3.5% (continued)
Brazil - 2.6% (continued)
Itau Unibanco Holding SA - Sponsored ADR (Banks)*	9,295,666	$54,100,776

		70,268,435

Colombia - 0.6%
Bancolombia SA - Sponsored ADR, 9.79% (Banks)+	578,199	14,668,908

South Korea - 0.3%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.94% (Technology Hardware & Equipment)+	9,394	8,792,784

Total Preferred Stocks (Cost $64,604,108)		$93,730,127

SHORT TERM INVESTMENTS - 1.8%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	47,286,911	47,286,911

Total Short Term Investments (Cost $47,286,911)		$47,286,911

Total Investments — 100.2%

(Cost $2,684,132,957)		$2,670,288,728

Liabilities Less Other Assets - (0.2)%		(5,875,902)

Net Assets — 100.0%		$2,664,412,826

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.4% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Institutional Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2022

Industry	Percentage of Net Assets
Automobiles & Components	4.3%
Banks	17.8
Capital Goods	9.6
Consumer Durables & Apparel	5.0
Consumer Services	0.5
Diversified Financials	3.9
Energy	1.9
Food & Staples Retailing	2.8
Food Beverage & Tobacco	3.1
Household & Personal Products	1.2
Insurance	3.7
Materials	1.0
Media & Entertainment	4.5
Pharmaceuticals, Biotechnology & Life Sciences	3.3
Real Estate	1.7
Retailing	6.3
Semiconductors & Semiconductor Equipment	7.4
Software & Services	7.6
Technology Hardware & Equipment	6.3
Telecommunication Services	1.0
Transportation	4.5
Utilities	1.0
Money Market Fund	1.8

Total Investments	100.2

Liabilities Less Other Assets	(0.2)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 94.9%
Brazil - 8.2%
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	4,312,209	$12,555,536
Localiza Rent a Car SA (Transportation)	2,483,290	33,911,776
Lojas Renner SA (Retailing)*	3,480,288	20,819,069
Magazine Luiza SA (Retailing)*	18,000,968	15,577,258
WEG SA (Capital Goods)	2,565,748	20,007,420
XP Inc., Class A (Diversified Financials)*	621,426	11,390,739

		114,261,798

China - 22.0%
Alibaba Group Holding Ltd. (Retailing)*†	2,323,300	18,496,889
Alibaba Group Holding Ltd. - Sponsored ADR (Retailing)*	55,429	3,524,176
Baidu Inc., Class A (Media & Entertainment)*†	466,014	4,471,539
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	833,807	18,198,335
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	288,500	14,636,539
Country Garden Services Holdings Co., Ltd. (Real Estate)†	2,106,930	1,842,443
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	15,524,680	15,966,336
ENN Energy Holdings Ltd. (Utilities)†	1,356,113	13,451,968
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	2,035,096	7,285,499
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	3,764,534	12,201,616
JD.com Inc., Class A (Retailing)†	579,964	10,829,605
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	2,261,000	11,701,267
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	2,741,400	17,938,692
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	2,737,715	14,980,207
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	3,150,500	12,607,704
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	1,287,800	11,711,080

	Shares	Value

COMMON STOCKS - 94.9% (continued)
China - 22.0% (continued)
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,449,710	$10,005,855
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	1,094,944	9,498,575
Tencent Holdings Ltd. (Media & Entertainment)†	1,139,400	29,897,586
Trip.com Group Ltd. (Consumer Services)*†	290,500	6,577,527
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	830,200	8,649,997
WuXi AppTec Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	1,614,700	12,956,343
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	1,878,250	8,497,213
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	6,795,299	19,651,919
ZTO Express Cayman Inc. - ADR (Transportation)	688,311	11,625,573

		307,204,483

Czech Republic - 0.7%
Komercni banka AS (Banks)†	328,066	9,402,255

Egypt - 0.6%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)	6,882,441	8,740,700

Hong Kong - 4.5%
AIA Group Ltd. (Insurance)†	4,111,871	31,051,610
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	928,945	5,094,588
Techtronic Industries Co., Ltd. (Capital Goods)†	2,897,860	27,335,627

		63,481,825

India - 14.5%
Asian Paints Ltd. (Materials)†	382,358	14,377,173
HDFC Bank Ltd. - ADR (Banks)	658,575	41,035,808
Housing Development Finance Corp., Ltd. (Diversified Financials)†	1,042,112	31,068,464
Kotak Mahindra Bank Ltd. (Banks)†	1,318,035	30,315,681
Maruti Suzuki India Ltd. (Automobiles & Components)†	267,752	30,840,461
Tata Consultancy Services Ltd. (Software & Services)†	1,421,480	54,788,325

		202,425,912

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 94.9% (continued)

Indonesia - 5.0%
Astra International Tbk PT (Automobiles & Components)†	53,302,607	$22,677,499
Bank Central Asia Tbk PT (Banks)†	46,529,964	26,219,064
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	72,190,636	21,482,922

		70,379,485

Italy - 1.9%
Tenaris SA - ADR (Energy)	861,505	27,068,487

Kenya - 1.0%
Safaricom plc (Telecommunication Services)†	66,974,073	13,856,320

Mexico - 7.2%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	247,240	17,707,329
Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	37,781	8,818,841
Grupo Financiero Banorte SAB de CV, Series O (Banks)	4,373,374	35,548,977
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	10,009,915	38,664,452

		100,739,599

Panama - 0.7%
Copa Holdings SA, Class A (Transportation)*	124,209	9,344,243

Poland - 0.4%
CD Projekt SA (Media & Entertainment)†	194,885	5,181,866

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	910,483	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)*‡	342,744	—
Sberbank of Russia PJSC (Banks)*‡	20,812,636	—
Yandex NV, Class A (Media & Entertainment)*‡	968,763	—
		—

South Africa - 1.8%
Discovery Ltd. (Insurance)*†	1,211,263	7,933,140
Standard Bank Group Ltd. (Banks)†	1,841,871	17,225,335

		25,158,475

South Korea - 8.1%
Coway Co., Ltd. (Consumer Durables & Apparel)†	216,071	8,362,867
LG H&H Co., Ltd. (Household & Personal Products)†	45,110	16,109,131

	Shares	Value

COMMON STOCKS - 94.9% (continued)
South Korea - 8.1% (continued)
NAVER Corp. (Media & Entertainment)†	121,387	$14,390,030
NCSoft Corp. (Media & Entertainment)†	34,327	9,372,342
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	62,505	64,503,699

		112,738,069

Taiwan - 10.2%
Airtac International Group (Capital Goods)†	1,209,823	27,788,584
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	167,109	8,639,822
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	1,861,846	24,416,427
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	3,213,146	10,196,775
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	990,200	11,388,486
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,995,147	60,112,102

		142,542,196

Thailand - 0.6%
SCB X pcl, Reg S (Banks)†	2,822,591	7,861,131

United Arab Emirates - 1.6%
Emaar Properties PJSC (Real Estate)†	13,876,455	22,912,692

United Kingdom - 3.5%
Bank of Georgia Group plc (Banks)	237,594	5,790,047
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	1,160,636	25,307,489
Network International Holdings plc (Software & Services)*^†	4,854,276	18,122,279

		49,219,815

United States - 2.4%
EPAM Systems Inc. (Software & Services)*	97,801	34,230,350

Total Common Stocks (Cost $1,199,707,799)		$1,326,749,701

PREFERRED STOCKS - 3.5%
Brazil - 2.6%
Banco Bradesco SA - ADR, 0.92% (Banks)+	2,237,707	8,480,910
Itau Unibanco Holding SA - Sponsored ADR (Banks)*	4,876,136	28,379,111

		36,860,021

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

PREFERRED STOCKS - 3.5% (continued)
Colombia - 0.6%
Bancolombia SA - Sponsored ADR, 9.79% (Banks)+	303,300	$7,694,721

South Korea - 0.3%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.94% (Technology Hardware & Equipment)+	4,928	4,612,608

Total Preferred Stocks (Cost $32,373,130)		$49,167,350

SHORT TERM INVESTMENTS - 1.7%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	23,869,801	23,869,801

Total Short Term Investments (Cost $23,869,801)		$23,869,801

Total Investments — 100.1%

(Cost $1,255,950,730)		$1,399,786,852

Liabilities Less Other Assets - (0.1)%		(2,025,837)

Net Assets — 100.0%		$1,397,761,015

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.4% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets
Automobiles & Components	4.3%
Banks	17.8
Capital Goods	9.6
Consumer Durables & Apparel	5.0
Consumer Services	0.5
Diversified Financials	3.9
Energy	1.9
Food & Staples Retailing	2.8
Food Beverage & Tobacco	3.1
Household & Personal Products	1.2
Insurance	3.7
Materials	1.0
Media & Entertainment	4.5
Pharmaceuticals, Biotechnology & Life Sciences	3.3
Real Estate	1.7
Retailing	6.3
Semiconductors & Semiconductor Equipment	7.4
Software & Services	7.6
Technology Hardware & Equipment	6.3
Telecommunication Services	1.0
Transportation	4.5
Utilities	1.0
Money Market Fund	1.7

Total Investments	100.1

Liabilities Less Other Assets	(0.1)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 93.8%
Bangladesh - 2.4%
GrameenPhone Ltd. (Telecommunication Services)†	147,326	$416,813
Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,831,842	3,793,846

		4,210,659

Colombia - 0.3%
Cementos Argos SA - Sponsored ADR (Materials)#†	137,381	463,152

Croatia - 0.2%
Ericsson Nikola Tesla (Technology Hardware & Equipment)†	1,700	352,131

Egypt - 4.4%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)	4,453,410	5,655,831
Edita Food Industries SAE (Food Beverage & Tobacco)†	699,760	293,777
Integrated Diagnostics Holdings plc (Health Care Equipment & Services)^†	2,148,810	1,654,498

		7,604,106

Iceland - 0.8%
Marel HF (Capital Goods)^†	363,387	1,303,777

Indonesia - 2.8%
Bank Central Asia Tbk PT (Banks)†	8,695,800	4,899,977

Kazakhstan - 7.2%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	481,513	4,860,276
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	115,657	7,569,344

		12,429,620

Kenya - 4.9%
East African Breweries plc (Food Beverage & Tobacco)†	620,700	855,885
Equity Group Holdings plc (Banks)†	7,704,500	2,967,597
Safaricom plc (Telecommunication Services)†	22,347,550	4,623,503

		8,446,985

Morocco - 2.2%
Itissalat Al-Maghrib (Telecommunication Services)†	163,006	1,519,869
Societe d’Exploitation des Ports (Transportation)†	110,025	2,219,700

		3,739,569

	Shares	Value

COMMON STOCKS - 93.8% (continued)
Nigeria - 3.6%
Guaranty Trust Holding Co., plc (Banks)	39,535,544	$1,578,731
Nestle Nigeria plc (Food Beverage & Tobacco)	1,062,053	2,927,724
Zenith Bank plc (Banks)†	35,353,009	1,604,212

		6,110,667

Pakistan - 0.5%
MCB Bank Ltd. (Banks)†	1,169,700	645,203
Oil & Gas Development Co., Ltd. (Energy)†	515,000	163,738

		808,941

Peru - 4.9%
Alicorp SAA (Food Beverage & Tobacco)	750,417	1,186,996
Cementos Pacasmayo SAA (Materials)*	222,899	237,290
Credicorp Ltd. (Banks)	48,200	7,054,552

		8,478,838

Philippines - 19.1%
Bank of the Philippine Islands (Banks)†	2,618,924	4,348,442
BDO Unibank Inc. (Banks)†	1,257,588	2,779,535
International Container Terminal Services Inc. (Transportation)†	1,151,370	3,447,723
Jollibee Foods Corp. (Consumer Services)†	1,104,770	4,434,720
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	1,447,190	1,343,294
Security Bank Corp. (Banks)†	896,340	1,342,588
SM Prime Holdings Inc. (Real Estate)†	10,494,300	5,735,126
Universal Robina Corp. (Food Beverage & Tobacco)†	1,760,900	3,717,619
Wilcon Depot Inc. (Retailing)†	11,200,700	5,699,987

		32,849,034

Poland - 0.2%
Allegro.eu SA (Retailing)*^†	61,608	299,118

Romania - 4.1%
Banca Transilvania SA (Banks)†	1,523,516	5,210,066
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	230,266	1,776,605

		6,986,671

Saudi Arabia - 3.4%
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	20,267	1,041,120
Jarir Marketing Co. (Retailing)†	37,555	1,638,055
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	53,445	3,115,452

		5,794,627

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 93.8% (continued)
Slovenia - 0.9%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	18,539	$1,643,339

Thailand - 0.6%
Home Product Center pcl, Reg S (Retailing)	2,620,494	1,005,234

United Arab Emirates - 5.9%
Agthia Group PJSC (Food Beverage & Tobacco)†	2,204,484	2,682,199
Emaar Properties PJSC (Real Estate)†	4,523,202	7,468,675

		10,150,874

United Kingdom - 5.9%
Airtel Africa plc (Telecommunication Services)^†	687,380	891,540
Baltic Classifieds Group plc (Media & Entertainment)†	1,123,938	1,793,975
Bank of Georgia Group plc (Banks)	74,584	1,817,575
Network International Holdings plc (Software & Services)*^†	1,155,422	4,313,492
TBC Bank Group plc (Banks)	59,642	1,288,608

		10,105,190

United States - 6.3%
EPAM Systems Inc. (Software & Services)*	14,058	4,920,300
Globant SA (Software & Services)*	30,916	5,833,231

		10,753,531

Vietnam - 13.2%
Bank for Foreign Trade of Vietnam JSC (Banks)†	2,283,095	6,778,072
Hoa Phat Group JSC (Materials)†	4,904,790	3,081,667
Sai Gon Cargo Service Corp. (Transportation)†	882,394	2,550,459
Saigon Beer Alcohol Beverage Corp. (Food Beverage & Tobacco)†	653,610	4,871,329
Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	1,683,794	5,312,490

		22,594,017

Total Common Stocks (Cost $152,105,015)		$161,030,057

	Shares	Value

PREFERRED STOCKS - 2.3%
Colombia - 2.3%
Bancolombia SA - Sponsored ADR, 9.79% (Banks)+	156,602	$3,972,993

Total Preferred Stocks (Cost $4,312,555)		$3,972,993

SHORT TERM INVESTMENTS - 1.7%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	2,879,760	2,879,760

Total Short Term Investments (Cost $2,879,760)		$2,879,760

Total Investments — 97.8%

(Cost $159,297,330)		$167,882,810

Other Assets Less Liabilities - 2.2%		3,801,366

Net Assets — 100.0%		$171,684,176

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

#

Security valued at fair value as determined in good faith under policies and procedures established by and under the supervision of the Portfolio’s Board of Directors as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.9% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

*	Non-income producing security.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Frontier Emerging Markets Portfolio

Portfolio of Investments (continued)

October 31, 2022

Industry	Percentage of Net Assets
Banks	33.1%
Capital Goods	0.8
Consumer Services	2.6
Diversified Financials	4.4
Energy	1.2
Food & Staples Retailing	0.8
Food Beverage & Tobacco	12.8
Health Care Equipment & Services	2.7
Insurance	0.6
Materials	2.2
Media & Entertainment	1.0
Pharmaceuticals, Biotechnology & Life Sciences	3.1
Real Estate	7.6
Retailing	5.1
Software & Services	8.8
Technology Hardware & Equipment	0.2
Telecommunication Services	4.3
Transportation	4.8
Money Market Fund	1.7

Total Investments	97.8

Other Assets Less Liabilities	2.2

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 97.5%
Australia - 0.7%
BHP Group Ltd. (Materials)†	1,980	$47,409

Brazil - 2.0%
Ambev SA - ADR (Food Beverage & Tobacco)	7,484	22,751
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	7,000	20,381
Localiza Rent a Car SA (Transportation)	2,300	31,409
Magazine Luiza SA (Retailing)*	29,600	25,615
Raia Drogasil SA (Food & Staples Retailing)	2,500	12,733
WEG SA (Capital Goods)	3,500	27,293
XP Inc., Class A (Diversified Financials)*	393	7,204

		147,386

Canada - 1.8%
Alimentation Couche-Tard Inc. (Food & Staples Retailing)	1,400	62,686
Manulife Financial Corp. (Insurance)	4,000	66,297

		128,983

Chile - 0.1%
Banco Santander Chile - ADR (Banks)	716	10,332

China - 6.8%
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	1,000	8,795
Baidu Inc., Class A (Media & Entertainment)*†	1,200	11,514
China Tower Corp., Ltd., Class H (Telecommunication Services)^†	92,000	8,323
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	100	5,073
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	15,360	15,797
ENN Energy Holdings Ltd. (Utilities)†	3,700	36,702
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	820	6,665
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	3,600	12,888
Glodon Co., Ltd., Class A (Software & Services)†	2,000	13,470
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	7,900	45,588

	Shares	Value

COMMON STOCKS - 97.5% (continued)
China - 6.8% (continued)
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	4,000	$10,013
Haitian International Holdings Ltd. (Capital Goods)†	5,000	9,998
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	1,500	10,199
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	3,780	17,651
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	2,600	8,941
JD.com Inc., Class A (Retailing)†	414	7,731
Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	2,408	13,198
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	600	10,687
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	18,416
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	1,500	7,763
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	1,540	10,077
Meituan, Class B (Retailing)*^†	600	9,544
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	1,200	6,566
NetEase Inc. - ADR (Media & Entertainment)	205	11,402
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	2,000	8,004
SF Holding Co., Ltd., Class A (Transportation)†	1,900	12,502
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	2,000	6,287
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	1,350	12,277
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	1,000	6,902
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	4,200	6,596

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 97.5% (continued)
China - 6.8% (continued)
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	300	$15,234
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	1,100	9,542
TravelSky Technology Ltd., Class H (Software & Services)†	11,000	15,981
Trip.com Group Ltd. (Consumer Services)*†	514	11,638
Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	500	9,106
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,286	13,399
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	2,500	11,310
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	3,500	11,662
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	4,400	12,725
ZTO Express Cayman Inc. - ADR (Transportation)	463	7,820

		487,986

Colombia - 0.1%
Cementos Argos SA (Materials)	9,486	6,396

Czech Republic - 0.3%
Komercni banka AS (Banks)†	493	14,129
Moneta Money Bank AS (Banks)^†	3,231	9,432

		23,561

Denmark - 1.0%
Ambu A/S, Class B (Health Care Equipment & Services)†	852	9,533
Chr Hansen Holding A/S (Materials)†	249	13,810
Coloplast A/S, Class B (Health Care Equipment & Services)†	193	21,505
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	39	15,041
Novozymes A/S, Class B (Materials)†	254	13,325

		73,214

Egypt - 0.2%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)	9,154	11,626

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Finland - 0.4%
Kone OYJ, Class B (Capital Goods)†	404	$16,534
Neste OYJ (Energy)†	314	13,746

		30,280

France - 4.5%
Air Liquide SA (Materials)†	363	47,415
Alten SA (Software & Services)†	286	33,391
Dassault Systemes SE (Software & Services)†	650	21,762
IPSOS (Media & Entertainment)†	1,082	52,352
Kering SA (Consumer Durables & Apparel)†	60	27,464
LISI (Capital Goods)	1,514	29,894
L’Oreal SA (Household & Personal Products)†	49	15,384
Rubis SCA (Utilities)†	1,135	25,776
Safran SA (Capital Goods)†	327	36,357
Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	41	13,009
Schneider Electric SE (Capital Goods)†	159	20,122

		322,926

Germany - 5.3%
adidas AG (Consumer Durables & Apparel)†	60	5,869
Allianz SE, Reg S (Insurance)†	230	41,408
Bayerische Motoren Werke AG (Automobiles & Components)†	715	56,189
Bechtle AG (Software & Services)†	415	14,354
BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	434	59,736
Brenntag SE (Capital Goods)†	257	15,601
Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	134	16,230
FUCHS PETROLUB SE (Materials)†	685	16,525
HelloFresh SE (Food & Staples Retailing)*†	415	8,309
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	2,060	50,155
KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)	263	15,283
Nemetschek SE (Software & Services)†	198	9,461
Rational AG (Capital Goods)†	28	15,804

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Germany - 5.3% (continued)
SAP SE - Sponsored ADR (Software & Services)	201	$19,308
Scout24 SE (Media & Entertainment)^†	235	12,049
Symrise AG (Materials)†	160	16,342
TeamViewer AG (Software & Services)*^†	1,400	13,468

		386,091

Hong Kong - 1.1%
AIA Group Ltd. (Insurance)†	1,600	12,083
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	7,100	38,938
Budweiser Brewing Co. APAC Ltd. (Food Beverage & Tobacco)^†	6,300	13,264
Techtronic Industries Co., Ltd. (Capital Goods)†	2,000	18,866

		83,151

Iceland - 0.1%
Marel HF (Capital Goods)^†	2,669	9,576

India - 1.3%
Asian Paints Ltd. (Materials)†	460	17,297
HDFC Bank Ltd. - ADR (Banks)	204	12,711
Hero MotoCorp Ltd. (Automobiles & Components)†	419	13,560
ICICI Bank Ltd. - Sponsored ADR (Banks)	1,034	22,789
Kotak Mahindra Bank Ltd. (Banks)†	608	13,984
Tata Consultancy Services Ltd. (Software & Services)†	327	12,604

		92,945

Indonesia - 0.4%
Astra International Tbk PT (Automobiles & Components)†	33,400	14,210
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	53,600	15,951

		30,161

Ireland - 0.2%
Ryanair Holdings plc - Sponsored ADR (Transportation)*	196	13,502

Israel - 0.5%
CyberArk Software Ltd. (Software & Services)*	140	21,967
Nice Ltd. - Sponsored ADR (Software & Services)*	76	14,432

		36,399

Italy - 0.7%
DiaSorin SpA (Health Care Equipment & Services)†	148	19,359

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Italy - 0.7% (continued)
FinecoBank Banca Fineco SpA (Banks)†	1,194	$16,125
Reply SpA (Software & Services)†	131	14,254

		49,738

Japan - 7.5%
BML Inc. (Health Care Equipment & Services)†	1,100	24,879
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	2,400	55,649
Daifuku Co., Ltd. (Capital Goods)†	200	9,165
GMO Payment Gateway Inc. (Software & Services)†	200	14,352
Hakuhodo DY Holdings Inc. (Media & Entertainment)†	3,100	26,164
Kakaku.com Inc. (Media & Entertainment)†	1,000	16,889
Keyence Corp. (Technology Hardware & Equipment)†	40	15,075
Komatsu Ltd. (Capital Goods)†	2,500	47,852
M3 Inc. (Health Care Equipment & Services)†	400	11,947
Makita Corp. (Capital Goods)†	1,200	21,933
MISUMI Group Inc. (Capital Goods)†	700	14,887
Nitori Holdings Co., Ltd. (Retailing)†	400	36,215
Recruit Holdings Co., Ltd. (Commercial & Professional Services)†	300	9,208
Rinnai Corp. (Consumer Durables & Apparel)†	540	36,806
Shimano Inc. (Consumer Durables & Apparel)†	300	46,519
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	900	41,692
Shiseido Co., Ltd. (Household & Personal Products)†	300	10,394
SMC Corp. (Capital Goods)†	40	16,101
Stanley Electric Co., Ltd. (Automobiles & Components)†	2,600	44,168
Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	400	16,048
Sysmex Corp. (Health Care Equipment & Services)†	200	10,789
UT Group Co., Ltd. (Commercial & Professional Services)†	1,100	17,903

		544,635

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Kazakhstan - 0.5%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,120	$11,305
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	343	22,448

		33,753

Mexico - 0.8%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	192	13,751
Grupo Financiero Banorte SAB de CV, Series O (Banks)	2,000	16,257
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	6,800	26,266

		56,274

Netherlands - 0.9%
Adyen NV (Software & Services)*^†	8	11,460
ASM International NV (Semiconductors & Semiconductor Equipment)†	37	8,195
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	90	42,518

		62,173

Norway - 0.2%
Adevinta ASA (Media & Entertainment)*†	1,658	11,328

Panama - 0.2%
Copa Holdings SA, Class A (Transportation)*	216	16,250

Peru - 0.2%
Credicorp Ltd. (Banks)	126	18,441

Philippines - 1.8%
Bank of the Philippine Islands (Banks)†	12,490	20,738
BDO Unibank Inc. (Banks)†	10,070	22,257
International Container Terminal Services Inc. (Transportation)†	4,970	14,882
Jollibee Foods Corp. (Consumer Services)†	4,720	18,947
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	10,510	9,756
Security Bank Corp. (Banks)†	8,660	12,971
SM Prime Holdings Inc. (Real Estate)†	27,500	15,029
Universal Robina Corp. (Food Beverage & Tobacco)†	6,400	13,512

		128,092

Poland - 0.4%
Allegro.eu SA (Retailing)*^†	3,048	14,799

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Poland - 0.4% (continued)
ING Bank Slaski SA (Banks)†	426	$14,839

		29,638

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	278	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)*‡	89	—
Sberbank of Russia PJSC (Banks)*‡	5,112	—
Yandex NV, Class A (Media & Entertainment)*‡	383	—

		—

Saudi Arabia - 1.0%
Al Rajhi Bank (Banks)*†	468	10,603
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	401	20,599
Jarir Marketing Co. (Retailing)†	252	10,992
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	252	14,690
Saudi National Bank (Banks)†	1,118	17,663

		74,547

Singapore - 1.6%
DBS Group Holdings Ltd. (Banks)†	2,418	58,384
Oversea-Chinese Banking Corp., Ltd. (Banks)†	6,824	58,439

		116,823

Slovenia - 0.2%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	152	13,821

South Africa - 0.2%
Discovery Ltd. (Insurance)*†	1,831	11,992

South Korea - 0.9%
Amorepacific Corp. (Household & Personal Products)†	155	10,060
Cheil Worldwide Inc. (Media & Entertainment)†	1,001	17,153
Coway Co., Ltd. (Consumer Durables & Apparel)†	184	7,121
LG H&H Co., Ltd. (Household & Personal Products)†	19	6,785
NAVER Corp. (Media & Entertainment)†	88	10,432
NCSoft Corp. (Media & Entertainment)†	38	10,375

		61,926

Spain - 2.4%
Amadeus IT Group SA (Software & Services)*†	248	12,910
Banco Bilbao Vizcaya Argentaria SA (Banks)†	13,818	71,008

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Spain - 2.4% (continued)
Banco Santander SA - Sponsored ADR (Banks)	14,529	$37,921
Bankinter SA (Banks)	8,132	49,151

		170,990

Sweden - 2.1%
Alfa Laval AB (Capital Goods)†	887	21,808
Assa Abloy AB, Class B (Capital Goods)†	664	13,398
Atlas Copco AB, Class A (Capital Goods)†	2,176	23,232
Epiroc AB, Class A (Capital Goods)†	1,467	22,431
Evolution AB (Consumer Services)^†	112	10,468
Hexagon AB, Class B (Technology Hardware & Equipment)†	1,890	18,667
Intrum AB (Commercial & Professional Services)†	1,097	13,803
Skandinaviska Enskilda Banken AB, Class A (Banks)†	1,670	17,604
Thule Group AB (Consumer Durables & Apparel)^†	390	7,676

		149,087

Switzerland - 2.6%
Alcon Inc. (Health Care Equipment & Services)	661	40,109
Cie Financiere Richemont SA, Class A, Reg S (Consumer Durables & Apparel)	244	23,865
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	60	30,845
SGS SA, Reg S (Commercial & Professional Services)†	8	17,633
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	68	16,059
Straumann Holding AG, Reg S (Health Care Equipment & Services)†	150	14,261
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	32	11,768
Temenos AG, Reg S (Software & Services)†	174	10,358
VAT Group AG (Capital Goods)^†	96	21,890

		186,788

Taiwan - 1.4%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	999	9,042
Airtac International Group (Capital Goods)†	418	9,601

	Shares	Value

COMMON STOCKS - 97.5% (continued)
Taiwan - 1.4% (continued)
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	14,000	$23,577
Delta Electronics Inc. (Technology Hardware & Equipment)†	1,000	7,970
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	600	7,868
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	4,000	12,694
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	800	9,201
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	2,000	24,068

		104,021

Thailand - 0.2%
SCB X pcl, Reg S (Banks)†	6,200	17,267

Turkey - 0.3%
BIM Birlesik Magazalar AS (Food & Staples Retailing)†	2,570	18,558

United Arab Emirates - 0.6%
Agthia Group PJSC (Food Beverage & Tobacco)†	8,681	10,562
Emaar Properties PJSC (Real Estate)†	18,834	31,099

		41,661

United Kingdom - 3.8%
Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	872	13,509
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	576	12,560
Compass Group plc (Consumer Services)	967	20,366
Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	435	13,066
Diploma plc (Capital Goods)†	1,655	47,142
Grafton Group plc (Capital Goods)	2,919	23,098
Rathbones Group plc (Diversified Financials)†	1,554	33,382
Reckitt Benckiser Group plc (Household & Personal Products)†	152	10,070
Rightmove plc (Media & Entertainment)†	2,075	11,689
Rio Tinto plc (Materials)	994	51,718
Spirax-Sarco Engineering plc (Capital Goods)†	154	18,964

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 97.5% (continued)
United Kingdom - 3.8% (continued)
Standard Chartered plc (Banks)	3,634	$21,679

		277,243

United States - 40.2%
Abbott Laboratories (Health Care Equipment & Services)	390	38,587
AbbVie Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	637	93,257
ABIOMED Inc. (Health Care Equipment & Services)*	55	13,864
Accenture plc, Class A (Software & Services)	70	19,873
Adobe Inc. (Software & Services)*	90	28,665
Air Products and Chemicals Inc. (Materials)	66	16,526
Align Technology Inc. (Health Care Equipment & Services)*	60	11,658
Allegion plc (Capital Goods)	136	14,249
Alphabet Inc., Class A (Media & Entertainment)*	680	64,267
Altair Engineering Inc., Class A (Software & Services)*	277	13,587
Amazon.com Inc. (Retailing)*	280	28,683
AMETEK Inc. (Capital Goods)	147	19,060
Amphenol Corp., Class A (Technology Hardware & Equipment)	288	21,839
ANSYS Inc. (Software & Services)*	78	17,251
Apple Inc. (Technology Hardware & Equipment)	260	39,868
Applied Materials Inc. (Semiconductors & Semiconductor Equipment)	615	54,298
Atlassian Corp., Class A (Software & Services)*	46	9,326
Automatic Data Processing Inc. (Software & Services)	92	22,236
Booking Holdings Inc. (Consumer Services)*	8	14,956
BorgWarner Inc. (Automobiles & Components)	1,850	69,431
Bristol-Myers Squibb Co. (Pharmaceuticals, Biotechnology & Life Sciences)	1,086	84,132
Broadcom Inc. (Semiconductors & Semiconductor Equipment)	161	75,689
Church & Dwight Co., Inc. (Household & Personal Products)	198	14,678
Cisco Systems Inc. (Technology Hardware & Equipment)	907	41,205

	Shares	Value

COMMON STOCKS - 97.5% (continued)
United States - 40.2% (continued)
Cognex Corp. (Technology Hardware & Equipment)	230	$10,633
Copart Inc. (Commercial & Professional Services)*	542	62,341
CoStar Group Inc. (Commercial & Professional Services)*	225	18,612
Costco Wholesale Corp. (Food & Staples Retailing)	35	17,553
Danaher Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	298	74,998
Deere & Co. (Capital Goods)	180	71,248
Domino’s Pizza Inc. (Consumer Services)	44	14,619
eBay Inc. (Retailing)	259	10,319
Ecolab Inc. (Materials)	84	13,194
Edwards Lifesciences Corp. (Health Care Equipment & Services)*	212	15,355
Elanco Animal Health Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	3,065	40,427
Electronic Arts Inc. (Media & Entertainment)	143	18,012
Emerson Electric Co. (Capital Goods)	188	16,281
EnerSys (Capital Goods)	200	13,258
EPAM Systems Inc. (Software & Services)*	31	10,850
Equifax Inc. (Commercial & Professional Services)	78	13,224
Estee Lauder Cos., Inc., Class A (Household & Personal Products)	58	11,628
Etsy Inc. (Retailing)*	131	12,302
First Republic Bank (Banks)	384	46,118
Gartner Inc. (Software & Services)*	248	74,876
Guidewire Software Inc. (Software & Services)*	152	9,030
HEICO Corp. (Capital Goods)	290	47,166
IDEXX Laboratories Inc. (Health Care Equipment & Services)*	70	25,178
Illumina Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	60	13,729
Intuitive Surgical Inc. (Health Care Equipment & Services)*	63	15,528
IPG Photonics Corp. (Technology Hardware & Equipment)*	179	15,333

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 97.5% (continued)
United States - 40.2% (continued)
Johnson & Johnson (Pharmaceuticals, Biotechnology & Life Sciences)	70	$12,178
JPMorgan Chase & Co. (Banks)	589	74,143
Linde plc (Materials)†	169	50,562
Malibu Boats Inc., Class A (Consumer Durables & Apparel)*	517	27,349
Mastercard Inc., Class A (Software & Services)	52	17,065
McDonald’s Corp. (Consumer Services)	85	23,176
MercadoLibre Inc. (Retailing)*	15	13,524
Merck & Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	734	74,281
Meta Platforms Inc., Class A (Media & Entertainment)*	471	43,878
Microsoft Corp. (Software & Services)	290	67,318
Monster Beverage Corp. (Food Beverage & Tobacco)*	204	19,119
Netflix Inc. (Media & Entertainment)*	298	86,980
Neurocrine Biosciences Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	445	51,228
NIKE Inc., Class B (Consumer Durables & Apparel)	156	14,458
Palo Alto Networks Inc. (Software & Services)*	156	26,768
PayPal Holdings Inc. (Software & Services)*	161	13,456
Pinterest Inc., Class A (Media & Entertainment)*	566	13,924
Pool Corp. (Retailing)	103	31,336
Procter & Gamble Co. (Household & Personal Products)	137	18,450
Reinsurance Group of America Inc. (Insurance)	430	63,283
Repligen Corp. (Pharmaceuticals, Biotechnology & Life Sciences)*	97	17,702
ResMed Inc. (Health Care Equipment & Services)	81	18,119
Rockwell Automation Inc. (Capital Goods)	55	14,042
Roper Technologies Inc. (Software & Services)	47	19,483
Salesforce Inc. (Software & Services)*	130	21,137
Schlumberger NV (Energy)	698	36,317

	Shares	Value

COMMON STOCKS - 97.5% (continued)
United States - 40.2% (continued)
Sensata Technologies Holding plc (Capital Goods)	328	$13,189
ServiceNow Inc. (Software & Services)*	54	22,720
Signature Bank (Banks)	408	64,680
Starbucks Corp. (Consumer Services)	578	50,049
SVB Financial Group (Banks)*	144	33,258
Teradyne Inc. (Semiconductors & Semiconductor Equipment)	618	50,274
Texas Instruments Inc. (Semiconductors & Semiconductor Equipment)	115	18,472
Thermo Fisher Scientific Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	136	69,900
TJX Cos., Inc. (Retailing)	274	19,755
Vertex Pharmaceuticals Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	242	75,504
Visa Inc., Class A (Software & Services)	76	15,744
Walt Disney Co. (Media & Entertainment)*	221	23,545
Workday Inc., Class A (Software & Services)*	140	21,815
Zoetis Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	261	39,354

		2,906,532

Total Common Stocks (Cost $7,282,291)		$7,043,502

PREFERRED STOCKS - 1.1%
Colombia - 0.1%
Bancolombia SA - Sponsored ADR, 9.79% (Banks)+	360	9,133

Germany - 0.3%
Sartorius AG, 0.35% (Pharmaceuticals, Biotechnology & Life Sciences)+†	55	19,412

South Korea - 0.7%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.94% (Technology Hardware & Equipment)+	56	52,416

Total Preferred Stocks (Cost $102,083)		$80,961

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Global Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

SHORT TERM INVESTMENTS - 1.7%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	119,103	$119,103

Total Short Term Investments (Cost $119,103)		$119,103

Total Investments — 100.3%

(Cost $7,503,477)		$7,243,566

Liabilities Less Other Assets - (0.3)%		(21,572)

Net Assets — 100.0%		$7,221,994

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.4% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets
Automobiles & Components	3.0%
Banks	11.2
Capital Goods	10.5
Commercial & Professional Services	2.3
Consumer Durables & Apparel	3.3
Consumer Services	2.5
Diversified Financials	1.2
Energy	0.7
Food & Staples Retailing	2.4
Food Beverage & Tobacco	2.6
Health Care Equipment & Services	4.6
Household & Personal Products	1.3
Insurance	3.2
Materials	4.9
Media & Entertainment	6.2
Pharmaceuticals, Biotechnology & Life Sciences	13.9
Real Estate	0.6
Retailing	3.0
Semiconductors & Semiconductor Equipment	5.8
Software & Services	9.6
Technology Hardware & Equipment	3.5
Telecommunication Services	0.1
Transportation	1.3
Utilities	0.9
Money Market Fund	1.7

Total Investments	100.3

Liabilities Less Other Assets	(0.3)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.3%

Australia - 0.9%
BHP Group Ltd. (Materials)†	3,859	$92,399

Brazil - 2.7%
Ambev SA - ADR (Food Beverage & Tobacco)	12,347	37,535
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	14,500	42,219
Localiza Rent a Car SA (Transportation)	4,800	65,549
Magazine Luiza SA (Retailing)*	24,000	20,768
Raia Drogasil SA (Food & Staples Retailing)	9,400	47,878
WEG SA (Capital Goods)	6,200	48,347
XP Inc., Class A (Diversified Financials)*	1,028	18,843

		281,139

Canada - 2.1%
Alimentation Couche-Tard Inc. (Food & Staples Retailing)	2,700	120,894
Manulife Financial Corp. (Insurance)	6,100	101,103

		221,997

Chile - 0.2%
Banco Santander Chile - ADR (Banks)	1,728	24,935

China - 9.9%
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	2,000	17,590
Baidu Inc., Class A (Media & Entertainment)*†	2,250	21,589
China Tower Corp., Ltd., Class H (Telecommunication Services)^†	222,000	20,084
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	300	15,220
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	37,600	38,670
ENN Energy Holdings Ltd. (Utilities)†	2,200	21,823
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	2,289	18,604
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	6,800	24,344
Glodon Co., Ltd., Class A (Software & Services)†	3,480	23,438
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	11,600	66,939

	Shares	Value

COMMON STOCKS - 96.3% (continued)

China - 9.9% (continued)
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	10,800	$27,035
Haitian International Holdings Ltd. (Capital Goods)†	15,000	29,994
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	3,300	22,438
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	6,160	28,765
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	5,200	17,883
JD.com Inc., Class A (Retailing)†	1,176	21,959
Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	5,564	30,497
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	1,100	19,592
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	18,416
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	3,500	18,113
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	5,600	36,644
Meituan, Class B (Retailing)*^†	1,800	28,633
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	3,400	18,604
NetEase Inc. - ADR (Media & Entertainment)	571	31,759
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	6,000	24,011
SF Holding Co., Ltd., Class A (Transportation)†	3,800	25,005
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	5,300	16,661
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	4,050	36,830
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	2,000	13,804
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	11,800	18,531

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.3% (continued)

China - 9.9% (continued)

StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	700	$35,547
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	4,700	40,772
TravelSky Technology Ltd., Class H (Software & Services)†	21,000	30,509
Trip.com Group Ltd. (Consumer Services)*†	1,101	24,929
Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	1,300	23,674
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	1,790	18,650
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	4,500	20,358
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	7,700	25,656
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	11,900	34,415
ZTO Express Cayman Inc. - ADR (Transportation)	1,185	20,015

		1,028,000

Colombia - 0.2%

Cementos Argos SA (Materials)	26,196	17,663

Czech Republic - 0.6%

Komercni banka AS (Banks)†	1,233	35,337
Moneta Money Bank AS (Banks)^†	8,045	23,484

		58,821

Denmark - 2.6%

Ambu A/S, Class B (Health Care Equipment & Services)†	2,770	30,992
Chr Hansen Holding A/S (Materials)†	702	38,935
Coloplast A/S, Class B (Health Care Equipment & Services)†	377	42,008
Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*†	328	126,497
Novozymes A/S, Class B (Materials)†	535	28,066

		266,498

Egypt - 0.6%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)	46,323	58,830

	Shares	Value

COMMON STOCKS - 96.3% (continued)

Finland - 0.5%

Kone OYJ, Class B (Capital Goods)†	601	$24,596
Neste OYJ (Energy)†	588	25,741

		50,337

France - 7.6%

Air Liquide SA (Materials)†	795	103,842
Alten SA (Software & Services)†	918	107,178
Dassault Systemes SE (Software & Services)†	887	29,697
IPSOS (Media & Entertainment)†	2,051	99,236
Kering SA (Consumer Durables & Apparel)†	217	99,329
LISI (Capital Goods)	3,059	60,401
L’Oreal SA (Household & Personal Products)†	100	31,396
Rubis SCA (Utilities)†	3,120	70,855
Safran SA (Capital Goods)†	558	62,041
Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)†	103	32,680
Schneider Electric SE (Capital Goods)†	691	87,449

		784,104

Germany - 9.3%

adidas AG (Consumer Durables & Apparel)†	222	21,715
Allianz SE, Reg S (Insurance)†	507	91,279
Bayerische Motoren Werke AG (Automobiles & Components)†	1,419	111,513
Bechtle AG (Software & Services)†	2,341	80,973
BioNTech SE - ADR (Pharmaceuticals, Biotechnology & Life Sciences)	768	105,708
Brenntag SE (Capital Goods)†	1,433	86,992
Carl Zeiss Meditec AG (Bearer) (Health Care Equipment & Services)†	225	27,252
FUCHS PETROLUB SE (Materials)†	2,480	59,827
HelloFresh SE (Food & Staples Retailing)*†	1,697	33,978
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	3,128	76,157
KWS Saat SE & Co. KGaA (Food Beverage & Tobacco)	863	50,148
Nemetschek SE (Software & Services)†	911	43,532
Rational AG (Capital Goods)†	50	28,221

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.3% (continued)

Germany - 9.3% (continued)

SAP SE - Sponsored ADR (Software & Services)	717	$68,875
Scout24 SE (Media & Entertainment)^†	486	24,918
Symrise AG (Materials)†	253	25,841
TeamViewer AG (Software & Services)*^†	2,653	25,521

		962,450

Hong Kong - 2.2%

AIA Group Ltd. (Insurance)†	8,600	64,944
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	12,600	69,102
Budweiser Brewing Co. APAC Ltd. (Food Beverage & Tobacco)^†	11,900	25,054
Techtronic Industries Co., Ltd. (Capital Goods)†	7,500	70,748

		229,848

Iceland - 0.2%

Marel HF (Capital Goods)^†	5,278	18,937

India - 2.0%

Asian Paints Ltd. (Materials)†	885	33,277
HDFC Bank Ltd. - ADR (Banks)	541	33,710
Hero MotoCorp Ltd. (Automobiles & Components)†	1,078	34,887
ICICI Bank Ltd. - Sponsored ADR (Banks)	1,648	36,322
Kotak Mahindra Bank Ltd. (Banks)†	1,501	34,524
Tata Consultancy Services Ltd. (Software & Services)†	892	34,380

		207,100

Indonesia - 0.9%

Astra International Tbk PT (Automobiles & Components)†	111,500	47,438
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	141,200	42,019

		89,457

Ireland - 0.6%

Ryanair Holdings plc - Sponsored ADR (Transportation)*	947	65,239

Israel - 0.6%

CyberArk Software Ltd. (Software & Services)*	241	37,815
Nice Ltd. - Sponsored ADR (Software & Services)*	137	26,015

		63,830

Italy - 1.4%

DiaSorin SpA (Health Care Equipment & Services)†	246	32,177

	Shares	Value

COMMON STOCKS - 96.3% (continued)

Italy - 1.4% (continued)

FinecoBank Banca Fineco SpA (Banks)†	2,153	$29,077
Reply SpA (Software & Services)†	729	79,325

		140,579

Japan - 13.5%

BML Inc. (Health Care Equipment & Services)†	2,100	47,496
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	4,200	97,386
Daifuku Co., Ltd. (Capital Goods)†	1,800	82,485
GMO Payment Gateway Inc. (Software & Services)†	300	21,527
Hakuhodo DY Holdings Inc. (Media & Entertainment)†	9,090	76,720
Kakaku.com Inc. (Media & Entertainment)†	2,700	45,600
Keyence Corp. (Technology Hardware & Equipment)†	60	22,613
Komatsu Ltd. (Capital Goods)†	4,740	90,727
M3 Inc. (Health Care Equipment & Services)†	1,200	35,841
Makita Corp. (Capital Goods)†	3,900	71,284
MISUMI Group Inc. (Capital Goods)†	4,500	95,701
Nitori Holdings Co., Ltd. (Retailing)†	1,200	108,644
Recruit Holdings Co., Ltd. (Commercial & Professional Services)†	2,800	85,938
Rinnai Corp. (Consumer Durables & Apparel)†	1,100	74,974
Shimano Inc. (Consumer Durables & Apparel)†	600	93,039
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,600	74,119
Shiseido Co., Ltd. (Household & Personal Products)†	800	27,718
SMC Corp. (Capital Goods)†	160	64,406
Stanley Electric Co., Ltd. (Automobiles & Components)†	4,415	75,001
Sugi Holdings Co., Ltd. (Food & Staples Retailing)†	1,555	62,385
Sysmex Corp. (Health Care Equipment & Services)†	500	26,973
UT Group Co., Ltd. (Commercial & Professional Services)†	1,000	16,276

		1,396,853

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.3% (continued)

Kazakhstan - 0.7%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	3,384	$34,157
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	657	42,999

		77,156

Mexico - 1.2%
Fomento Economico Mexicano
SAB de CV - Sponsored
ADR (Food Beverage &
Tobacco)	655	46,911
Grupo Financiero Banorte SAB de CV, Series O (Banks)	5,000	40,643
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	10,100	39,012

		126,566

Netherlands - 1.5%
Adyen NV (Software & Services)*^†	16	22,920
ASM International NV (Semiconductors & Semiconductor Equipment)†	172	38,094
ASML Holding NV, Reg S (Semiconductors & Semiconductor Equipment)	192	90,705

		151,719

Norway - 1.1%
Adevinta ASA (Media & Entertainment)*†	16,158	110,398

Panama - 0.3%
Copa Holdings SA, Class A (Transportation)*	404	30,393

Peru - 0.5%
Credicorp Ltd. (Banks)	323	47,274

Philippines - 2.7%
Bank of the Philippine Islands (Banks)†	24,270	40,298
BDO Unibank Inc. (Banks)†	16,700	36,910
International Container Terminal Services Inc. (Transportation)†	12,650	37,880
Jollibee Foods Corp. (Consumer Services)†	8,190	32,876
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	35,230	32,701
Security Bank Corp. (Banks)†	19,210	28,774
SM Prime Holdings Inc. (Real Estate)†	74,900	40,933
Universal Robina Corp. (Food Beverage & Tobacco)†	14,560	30,739

		281,111

Poland - 0.5%
Allegro.eu SA (Retailing)*^†	4,376	21,246

	Shares	Value

COMMON STOCKS - 96.3% (continued)

Poland - 0.5% (continued)
ING Bank Slaski SA (Banks)†	878	$30,584

		51,830

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	603	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)*‡	190	—
Sberbank of Russia PJSC (Banks)*‡	13,556	—
Yandex NV, Class A (Media & Entertainment)*‡	541	—

		—

Saudi Arabia - 1.7%
Al Rajhi Bank (Banks)*†	1,129	25,579
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	1,021	52,449
Jarir Marketing Co. (Retailing)†	641	27,959
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	648	37,774
Saudi National Bank (Banks)†	2,214	34,978

		178,739

Singapore - 2.3%
DBS Group Holdings Ltd. (Banks)†	4,814	116,237
Oversea-Chinese Banking Corp., Ltd. (Banks)†	14,038	120,218

		236,455

Slovenia - 0.3%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	303	27,551

South Africa - 0.3%
Discovery Ltd. (Insurance)*†	4,148	27,167

South Korea - 1.2%
Amorepacific Corp. (Household & Personal Products)†	231	14,992
Cheil Worldwide Inc. (Media & Entertainment)†	2,148	36,807
Coway Co., Ltd. (Consumer Durables & Apparel)†	524	20,281
LG H&H Co., Ltd. (Household & Personal Products)†	43	15,356
NAVER Corp. (Media & Entertainment)†	111	13,159
NCSoft Corp. (Media & Entertainment)†	105	28,668

		129,263

Spain - 3.3%
Amadeus IT Group SA (Software & Services)*†	464	24,154
Banco Bilbao Vizcaya Argentaria SA (Banks)†	24,608	126,456

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.3% (continued)

Spain - 3.3% (continued)

Banco Santander SA - Sponsored ADR (Banks)	34,683	$90,523
Bankinter SA (Banks)	15,831	95,685

		336,818

Sweden - 5.3%

Alfa Laval AB (Capital Goods)†	2,478	60,926
Assa Abloy AB, Class B (Capital Goods)†	4,623	93,280
Atlas Copco AB, Class A (Capital Goods)†	3,548	37,880
Epiroc AB, Class A (Capital Goods)†	5,084	77,735
Evolution AB (Consumer Services)^†	1,144	106,923
Hexagon AB, Class B (Technology Hardware & Equipment)†	2,300	22,717
Intrum AB (Commercial & Professional Services)†	2,169	27,292
Skandinaviska Enskilda Banken AB, Class A (Banks)†	9,177	96,737
Thule Group AB (Consumer Durables & Apparel)^†	1,256	24,721

		548,211

Switzerland - 4.0%

Alcon Inc. (Health Care Equipment & Services)	1,575	95,571
Cie Financiere Richemont SA, Class A, Reg S (Consumer Durables & Apparel)	470	45,970
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	117	60,148
SGS SA, Reg S (Commercial & Professional Services)†	11	24,245
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	124	29,284
Straumann Holding AG, Reg S (Health Care Equipment & Services)†	290	27,571
Tecan Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	194	71,341
Temenos AG, Reg S (Software & Services)†	306	18,215
VAT Group AG (Capital Goods)^†	187	42,641

		414,986

Taiwan - 2.1%

Advantech Co., Ltd. (Technology Hardware & Equipment)†	2,998	27,135
Airtac International Group (Capital Goods)†	1,046	24,026

	Shares	Value

COMMON STOCKS - 96.3% (continued)

Taiwan - 2.1% (continued)

Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	19,000	$31,997
Delta Electronics Inc. (Technology Hardware & Equipment)†	3,000	23,909
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	2,000	26,228
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	9,000	28,561
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	1,000	11,501
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	4,000	48,137

		221,494

Thailand - 0.4%
SCB X pcl, Reg S (Banks)†	14,400	40,105

Turkey - 0.5%
BIM Birlesik Magazalar AS (Food & Staples Retailing)†	7,548	54,503

United Arab Emirates - 1.0%

Agthia Group PJSC (Food Beverage & Tobacco)†	23,110	28,118
Emaar Properties PJSC (Real Estate)†	47,766	78,871

		106,989

United Kingdom - 6.8%

Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)*†	4,498	69,682
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	1,463	31,901
Compass Group plc (Consumer Services)	1,711	36,035
Dechra Pharmaceuticals plc (Pharmaceuticals, Biotechnology & Life Sciences)†	869	26,102
Diploma plc (Capital Goods)†	3,481	99,154
Grafton Group plc (Capital Goods)	5,899	46,678
Rathbones Group plc (Diversified Financials)†	2,788	59,891
Reckitt Benckiser Group plc (Household & Personal Products)†	1,503	99,576
Rightmove plc (Media & Entertainment)†	8,008	45,113
Rio Tinto plc (Materials)	1,782	92,718
Spirax-Sarco Engineering plc (Capital Goods)†	248	30,540

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 96.3% (continued)

United Kingdom - 6.8% (continued)

Standard Chartered plc (Banks)	11,266	$67,209

		704,599

Total Common Stocks (Cost $11,474,092)		$9,962,343

PREFERRED STOCKS - 1.8%

Colombia - 0.3%

Bancolombia SA - Sponsored ADR, 9.79% (Banks)+	1,364	34,605

Germany - 0.6%

Sartorius AG, 0.35% (Pharmaceuticals, Biotechnology & Life Sciences)+†	182	64,234

South Korea - 0.9%

Samsung Electronics Co., Ltd. - GDR, Reg S, 2.94% (Technology Hardware & Equipment)+	94	87,984

Total Preferred Stocks (Cost $221,920)		$186,823

SHORT TERM INVESTMENTS - 2.2%

Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	231,828	231,828

Total Short Term Investments (Cost $231,828)		$231,828

Total Investments — 100.3%

(Cost $11,927,840)		$10,380,994

Liabilities Less Other Assets - (0.3)%		(34,292)

Net Assets — 100.0%		$10,346,702

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg S	Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.4% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Equity Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

Industry	Percentage of Net Assets

Automobiles & Components	2.9%

Banks	13.6

Capital Goods	15.0

Commercial & Professional Services	1.5

Consumer Durables & Apparel	4.8

Consumer Services	2.0

Diversified Financials	1.6

Energy	0.3

Food & Staples Retailing	3.6

Food Beverage & Tobacco	3.4

Health Care Equipment & Services	4.4

Household & Personal Products	1.8

Insurance	3.5

Materials	5.7

Media & Entertainment	5.1

Pharmaceuticals, Biotechnology & Life Sciences	8.6

Real Estate	1.1

Retailing	2.3

Semiconductors & Semiconductor Equipment	4.3

Software & Services	6.7

Technology Hardware & Equipment	2.5

Telecommunication Services	0.2

Transportation	2.3

Utilities	0.9

Money Market Fund	2.2

Total Investments	100.3

Liabilities Less Other Assets	(0.3)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 95.8%

Bangladesh - 0.4%
Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	10,847	$22,465

Brazil - 10.4%
Ambev SA - ADR (Food Beverage & Tobacco)	20,505	62,335
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	45,400	132,188
Localiza Rent a Car SA (Transportation)	9,900	135,194
Magazine Luiza SA (Retailing)*	68,100	58,931
Raia Drogasil SA (Food & Staples Retailing)	14,100	71,817
WEG SA (Capital Goods)	9,700	75,639
XP Inc., Class A (Diversified Financials)*	6,130	112,363

		648,467

Chile - 2.0%
Banco Santander Chile - ADR (Banks)	8,721	125,844

China - 25.8%
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	3,000	26,384
Baidu Inc., Class A (Media & Entertainment)*†	2,650	25,427
China Tower Corp., Ltd., Class H (Telecommunication Services)^†	136,000	12,304
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	600	30,440
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	108,080	111,155
ENN Energy Holdings Ltd. (Utilities)†	4,400	43,646
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	2,739	22,261
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	8,400	30,071
Glodon Co., Ltd., Class A (Software & Services)†	3,400	22,899
Guangzhou Tinci Materials Technology Co., Ltd., Class A (Materials)†	15,400	88,867
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	30,400	76,098
Haitian International Holdings Ltd. (Capital Goods)†	15,000	29,994

	Shares	Value

COMMON STOCKS - 95.8% (continued)

China - 25.8% (continued)
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	3,900	$26,518
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	4,810	15,590
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	7,420	34,649
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	11,300	38,861
JD.com Inc., Class A (Retailing)†	3,252	60,724
Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	6,480	35,517
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A (Food Beverage & Tobacco)†	2,200	39,184
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	18,416
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	4,000	20,701
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	4,760	31,148
Meituan, Class B (Retailing)*^†	1,600	25,452
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	14,300	78,247
NetEase Inc. - ADR (Media & Entertainment)	648	36,042
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	20,000	80,036
Qingdao Haier Biomedical Co., Ltd., Class A (Health Care Equipment & Services)†	2,900	30,501
SF Holding Co., Ltd., Class A (Transportation)†	5,900	38,823
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	6,300	19,805
Shanghai Friendess Electronic Technology Corp., Ltd., Class A (Technology Hardware & Equipment)†	1,187	33,245
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	4,800	43,651
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	3,000	20,706

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 95.8% (continued)

China - 25.8% (continued)
Songcheng Performance Development Co., Ltd., Class A (Consumer Services)†	19,100	$29,994
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	600	30,469
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	2,700	23,422
TravelSky Technology Ltd., Class H (Software & Services)†	23,000	33,414
Trip.com Group Ltd. (Consumer Services)*†	2,161	48,930
Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	1,400	25,496
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	3,727	38,832
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	6,000	27,144
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	9,600	31,987
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	14,200	41,066
ZTO Express Cayman Inc. - ADR (Transportation)	1,449	24,474

		1,602,590

Colombia - 0.2%
Cementos Argos SA (Materials)	15,277	10,301

Czech Republic - 0.5%
Komercni banka AS (Banks)†	706	20,234
Moneta Money Bank AS (Banks)^†	4,818	14,064

		34,298

Egypt - 0.5%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)	23,473	29,811

Iceland - 0.2%
Marel HF (Capital Goods)^†	3,210	11,517

India - 6.7%
Asian Paints Ltd. (Materials)†	1,186	44,595
HDFC Bank Ltd. - ADR (Banks)	2,128	132,596
Hero MotoCorp Ltd. (Automobiles & Components)†	1,026	33,204

	Shares	Value

COMMON STOCKS - 95.8% (continued)

India - 6.7% (continued)
ICICI Bank Ltd. - Sponsored ADR (Banks)	4,058	$89,438
Kotak Mahindra Bank Ltd. (Banks)†	1,950	44,851
Max Financial Services Ltd. (Insurance)*†	1,683	14,410
Tata Consultancy Services Ltd. (Software & Services)†	1,502	57,892

		416,986

Indonesia - 2.8%
Astra International Tbk PT (Automobiles & Components)†	116,400	49,522
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	424,000	126,177

		175,699

Kazakhstan - 0.7%
Halyk Savings Bank of Kazakhstan JSC - GDR, Reg S (Banks)†	1,819	18,361
Kaspi.KZ JSC - GDR, Reg S (Diversified Financials)†	386	25,262

		43,623

Kenya - 0.2%
Safaricom plc (Telecommunication Services)†	62,300	12,889

Malaysia - 0.4%
Dialog Group Bhd. (Energy)†	63,800	27,786

Mexico - 5.2%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,864	133,500
Grupo Financiero Banorte SAB de CV, Series O (Banks)	17,000	138,184
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	13,300	51,373

		323,057

Morocco - 0.5%
Attijariwafa Bank (Banks)†	430	15,110
Itissalat Al-Maghrib (Telecommunication Services)†	1,491	13,902

		29,012

Pakistan - 0.2%
Oil & Gas Development Co., Ltd. (Energy)†	41,800	13,290

Panama - 0.7%
Copa Holdings SA, Class A (Transportation)*	607	45,665

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 95.8% (continued)

Peru - 2.1%
Credicorp Ltd. (Banks)	907	$132,748

Philippines - 4.2%
Bank of the Philippine Islands (Banks)†	13,720	22,780
BDO Unibank Inc. (Banks)†	26,400	58,349
International Container Terminal Services Inc. (Transportation)†	18,410	55,128
Jollibee Foods Corp. (Consumer Services)†	6,330	25,410
Robinsons Retail Holdings Inc. (Food & Staples Retailing)†	16,410	15,232
Security Bank Corp. (Banks)†	10,700	16,027
SM Prime Holdings Inc. (Real Estate)†	88,800	48,529
Universal Robina Corp. (Food Beverage & Tobacco)†	8,270	17,460

		258,915

Poland - 0.7%
Allegro.eu SA (Retailing)*^†	5,182	25,159
ING Bank Slaski SA (Banks)†	505	17,591

		42,750

Romania - 0.7%
Banca Transilvania SA (Banks)†	4,342	14,849
Societatea Nationala de Gaze Naturale ROMGAZ SA (Energy)†	3,372	26,016

		40,865

Russia - 0.0%^^
LUKOIL PJSC (Energy)‡	1,738	—
Novatek PJSC - Sponsored GDR, Reg S (Energy)*‡	531	—
Sberbank of Russia PJSC (Banks)*‡	34,876	—
Yandex NV, Class A (Media & Entertainment)*‡	941	—

		—

Saudi Arabia - 4.5%
Al Rajhi Bank (Banks)*†	2,371	53,719
Bupa Arabia for Cooperative Insurance Co. (Insurance)†	621	31,901
Jarir Marketing Co. (Retailing)†	1,292	56,354
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	471	27,456
Saudi National Bank (Banks)†	7,042	111,252

		280,682

Slovenia - 0.3%
Krka dd Novo mesto (Pharmaceuticals, Biotechnology & Life Sciences)†	179	16,276

	Shares	Value

COMMON STOCKS - 95.8% (continued)

South Africa - 1.4%
Clicks Group Ltd. (Food & Staples Retailing)†	2,121	$35,947
Discovery Ltd. (Insurance)*†	7,600	49,776

		85,723

South Korea - 5.6%
Amorepacific Corp. (Household & Personal Products)†	279	18,108
Cheil Worldwide Inc. (Media & Entertainment)†	3,865	66,229
Coway Co., Ltd. (Consumer Durables & Apparel)†	1,180	45,671
LG H&H Co., Ltd. (Household & Personal Products)†	116	41,424
NAVER Corp. (Media & Entertainment)†	567	67,216
NCSoft Corp. (Media & Entertainment)†	405	110,578

		349,226

Taiwan - 10.8%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	5,499	49,772
Airtac International Group (Capital Goods)†	3,800	87,283
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	605	31,280
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)†	31,000	52,206
Delta Electronics Inc. (Technology Hardware & Equipment)†	15,000	119,544
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	4,000	52,456
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	39,000	123,765
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	5,400	62,106
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	7,500	90,256

		668,668

Thailand - 2.5%
Bumrungrad Hospital pcl, Reg S (Health Care Equipment & Services)†	11,200	66,800
SCB X pcl, Reg S (Banks)†	32,000	89,122

		155,922

Turkey - 1.3%
BIM Birlesik Magazalar AS (Food & Staples Retailing)†	11,148	80,498

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets Research Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 95.8% (continued)

United Arab Emirates - 1.7%
Agthia Group PJSC (Food Beverage & Tobacco)†	13,882	$16,890
Emaar Properties PJSC (Real Estate)†	53,031	87,565

		104,455

Vietnam - 2.6%
Bank for Foreign Trade of Vietnam JSC (Banks)†	19,446	57,732
Hoa Phat Group JSC (Materials)†	81,855	51,429
Saigon Beer Alcohol Beverage Corp. (Food Beverage & Tobacco)†	2,320	17,291
Vietnam Dairy Products JSC (Food Beverage & Tobacco)†	11,810	37,261

		163,713

Total Common Stocks (Cost $7,337,379)		$5,953,741

PREFERRED STOCKS - 2.3%

Colombia - 0.5%
Bancolombia SA - Sponsored ADR, 9.79% (Banks)+	1,139	28,897

South Korea - 1.8%
Samsung Electronics Co., Ltd. - GDR, Reg S, 2.94% (Technology Hardware & Equipment)+	122	114,192

Total Preferred Stocks (Cost $154,675)		$143,089

SHORT TERM INVESTMENTS - 1.3%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	78,235	78,235

Total Short Term Investments (Cost $78,235)		$78,235

Total Investments — 99.4%

(Cost $7,570,289)		$6,175,065

Other Assets Less Liabilities - 0.6%		38,737

Net Assets — 100.0%		$6,213,802

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg	S Security sold outside United States without registration under the Securities Act of 1933.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

*	Non-income producing security.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.8% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

‡	Investments categorized as level 3 security that is effectively valued at zero. See Note 2 of the Notes to the Financial Statements.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

^^	Amount is less than 0.005%.

Industry	Percentage of Net Assets

Automobiles & Components	1.9%

Banks	21.9

Capital Goods	6.1

Consumer Durables & Apparel	5.1

Consumer Services	1.7

Diversified Financials	4.3

Energy	1.0

Food & Staples Retailing	4.1

Food Beverage & Tobacco	7.0

Health Care Equipment & Services	2.0

Household & Personal Products	1.0

Insurance	2.8

Materials	3.4

Media & Entertainment	4.9

Pharmaceuticals, Biotechnology & Life Sciences	4.5

Real Estate	2.2

Retailing	3.6

Semiconductors & Semiconductor Equipment	4.8

Software & Services	2.3

Technology Hardware & Equipment	7.4

Telecommunication Services	0.6

Transportation	4.8

Utilities	0.7

Money Market Fund	1.3

Total Investments	99.4
Other Assets Less Liabilities	0.6

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Chinese Equity Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 97.4%

China - 80.7%
Alibaba Group Holding Ltd. (Retailing)*†	10,500	$83,595
ANTA Sports Products Ltd. (Consumer Durables & Apparel)†	5,500	48,371
Baidu Inc., Class A (Media & Entertainment)*†	2,358	22,626
Chacha Food Co., Ltd., Class A (Food Beverage & Tobacco)†	4,602	27,689
China Tourism Group Duty Free Corp., Ltd., Class A (Retailing)†	3,400	74,207
Contemporary Amperex Technology Co., Ltd., Class A (Capital Goods)†	1,300	65,953
Country Garden Services Holdings Co., Ltd. (Real Estate)†	6,000	5,247
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	72,000	74,048
ENN Energy Holdings Ltd. (Utilities)†	5,100	50,589
Foshan Haitian Flavouring & Food Co., Ltd., Class A (Food Beverage & Tobacco)†	2,999	24,375
Fuyao Glass Industry Group Co., Ltd., Class A (Automobiles & Components)†	2,900	13,216
Fuyao Glass Industry Group Co., Ltd., Class H (Automobiles & Components)^†	9,200	32,935
Haier Smart Home Co., Ltd., Class H (Consumer Durables & Apparel)†	11,600	29,037
Haitian International Holdings Ltd. (Capital Goods)†	26,020	52,030
Hangzhou Tigermed Consulting Co., Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)^†	6,800	46,236
Hefei Meiya Optoelectronic Technology Inc., Class A (Capital Goods)†	17,880	57,953
Hongfa Technology Co., Ltd., Class A (Capital Goods)†	5,880	27,457
Inner Mongolia Yili Industrial Group Co., Ltd., Class A (Food Beverage & Tobacco)†	20,500	70,500
JD.com Inc., Class A (Retailing)†	2,971	55,477
Jiangsu Hengrui Medicine Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	8,540	46,809

	Shares	Value

COMMON STOCKS - 97.4% (continued)

China - 80.7% (continued)
Kweichow Moutai Co., Ltd., Class A (Food Beverage & Tobacco)†	100	$18,416
Li Ning Co., Ltd. (Consumer Durables & Apparel)†	4,000	20,701
LONGi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)†	10,560	69,101
Midea Group Co., Ltd., Class A (Consumer Durables & Apparel)†	11,300	61,831
NetEase Inc. (Media & Entertainment)†	4,100	45,618
Qingdao Haier Biomedical Co., Ltd., Class A (Health Care Equipment & Services)†	4,000	42,071
Sangfor Technologies Inc., Class A (Software & Services)†	1,529	26,253
SF Holding Co., Ltd., Class A (Transportation)†	7,600	50,009
Shandong Sinocera Functional Material Co., Ltd., Class A (Materials)†	9,800	30,808
Shanghai Friendess Electronic Technology Corp., Ltd., Class A (Technology Hardware & Equipment)†	1,030	28,848
Shenzhen Inovance Technology Co., Ltd., Class A (Capital Goods)†	7,800	70,932
Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)†	7,000	48,314
StarPower Semiconductor Ltd., Class A (Semiconductors & Semiconductor Equipment)†	1,200	60,938
Sunny Optical Technology Group Co., Ltd. (Technology Hardware & Equipment)†	4,800	41,640
Tencent Holdings Ltd. (Media & Entertainment)†	4,000	104,959
TravelSky Technology Ltd., Class H (Software & Services)†	51,000	74,093
Trip.com Group Ltd. (Consumer Services)*†	1,996	45,194
Wuliangye Yibin Co., Ltd., Class A (Food Beverage & Tobacco)†	700	12,748
WuXi AppTec Co., Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)†	8,360	87,104
Wuxi Biologics Cayman Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*^†	14,500	65,598

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Chinese Equity Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 97.4% (continued)

China - 80.7% (continued)
Yonyou Network Technology Co., Ltd., Class A (Software & Services)†	17,300	$57,642
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	23,800	68,829
Zhejiang Shuanghuan Driveline Co., Ltd., Class A (Automobiles & Components)†	9,200	35,690
ZTO Express Cayman Inc. (Transportation)†	1,350	22,885

		2,098,572

Hong Kong - 10.2%
AIA Group Ltd. (Insurance)†	13,000	98,172
ASMPT Ltd. (Semiconductors & Semiconductor Equipment)†	4,100	22,485
Budweiser Brewing Co. APAC Ltd. (Food Beverage & Tobacco)^†	12,400	26,107
Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)†	1,800	47,789
Techtronic Industries Co., Ltd. (Capital Goods)†	7,500	70,748

		265,301

Taiwan - 6.5%
Airtac International Group (Capital Goods)†	4,300	98,767
Delta Electronics Inc. (Technology Hardware & Equipment)†	3,000	23,909
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	4,000	46,005

		168,681

Total Common Stocks (Cost $4,340,161)		$2,532,554

SHORT TERM INVESTMENTS - 2.8%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	72,238	72,238

Total Short Term Investments (Cost $72,238)		$72,238

Total Investments — 100.2%

(Cost $4,412,399)		$2,604,792
Liabilities Less Other Assets - (0.2)%		(4,456)

Net Assets — 100.0%		$2,600,336

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 6.6% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

Industry	Percentage of Net Assets

Automobiles & Components	3.2%

Capital Goods	19.6

Consumer Durables & Apparel	8.1

Consumer Services	1.7

Diversified Financials	1.8

Food Beverage & Tobacco	6.9

Health Care Equipment & Services	1.6

Insurance	3.8

Materials	1.2

Media & Entertainment	6.7

Pharmaceuticals, Biotechnology & Life Sciences	12.3

Real Estate	0.2

Retailing	8.2

Semiconductors & Semiconductor Equipment	7.7

Software & Services	6.1

Technology Hardware & Equipment	3.6

Transportation	2.8

Utilities	1.9

Money Market Fund	2.8

Total Investments	100.2
Liabilities Less Other Assets	(0.2)

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets ex China Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 93.7%

Brazil - 11.3%
B3 SA - Brasil Bolsa Balcao (Diversified Financials)	12,400	$36,104
Localiza Rent a Car SA (Transportation)	6,518	89,010
Lojas Renner SA (Retailing)*	11,000	65,802
Magazine Luiza SA (Retailing)*	49,300	42,662
WEG SA (Capital Goods)	11,400	88,896
XP Inc., Class A (Diversified Financials)*	1,209	22,161

		344,635

Colombia - 1.3%
Ecopetrol SA - Sponsored ADR (Energy)	3,995	39,391

Czech Republic - 1.0%
Komercni banka AS (Banks)†	1,107	31,726

Egypt - 0.5%
Commercial International Bank Egypt SAE - GDR, Reg S (Banks)	12,477	15,846

India - 15.4%
Asian Paints Ltd. (Materials)†	1,531	57,567
HDFC Bank Ltd. (Banks)†	4,299	77,670
Housing Development Finance Corp., Ltd. (Diversified Financials)†	2,556	76,202
Kotak Mahindra Bank Ltd. (Banks)†	2,775	63,827
Maruti Suzuki India Ltd. (Automobiles & Components)†	604	69,570
Tata Consultancy Services Ltd. (Software & Services)†	3,227	124,379

		469,215

Indonesia - 6.4%
Astra International Tbk PT (Automobiles & Components)†	132,800	56,500
Bank Central Asia Tbk PT (Banks)†	72,700	40,966
Bank Rakyat Indonesia Persero Tbk PT (Banks)†	205,400	61,124
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	129,800	36,606

		195,196

Italy - 2.1%
Tenaris SA - ADR (Energy)	2,011	63,186

Mexico - 11.9%
Fomento Economico Mexicano SAB de CV - Sponsored ADR (Food Beverage & Tobacco)	1,155	82,721

	Shares	Value

COMMON STOCKS - 93.7% (continued)

Mexico - 11.9% (continued)
Grupo Aeroportuario del Sureste SAB de CV - ADR (Transportation)	297	$69,326
Grupo Financiero Banorte SAB de CV, Series O (Banks)	11,700	95,103
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	29,300	113,175

		360,325

Panama - 2.1%
Copa Holdings SA, Class A (Transportation)*	860	64,698

Saudi Arabia - 1.5%
Mouwasat Medical Services Co. (Health Care Equipment & Services)†	757	44,128

South Africa - 3.7%
Clicks Group Ltd. (Food & Staples Retailing)†	2,474	41,929
Discovery Ltd. (Insurance)*†	4,720	30,914
Standard Bank Group Ltd. (Banks)†	4,119	38,521

		111,364

South Korea - 10.3%
Coway Co., Ltd. (Consumer Durables & Apparel)†	861	33,324
LG H&H Co., Ltd. (Household & Personal Products)†	134	47,852
NAVER Corp. (Media & Entertainment)†	285	33,786
NCSoft Corp. (Media & Entertainment)†	193	52,695
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	142	146,541

		314,198

Taiwan - 13.0%
Advantech Co., Ltd. (Technology Hardware & Equipment)†	4,000	36,205
Airtac International Group (Capital Goods)†	2,400	55,126
ASPEED Technology Inc. (Semiconductors & Semiconductor Equipment)†	800	41,361
Eclat Textile Co., Ltd. (Consumer Durables & Apparel)†	5,000	65,570
Hon Hai Precision Industry Co., Ltd. (Technology Hardware & Equipment)†	19,000	60,296
Silergy Corp. (Semiconductors & Semiconductor Equipment)†	2,500	28,753

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets ex China Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 93.7% (continued)

Taiwan - 13.0% (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)†	9,000	$108,307

		395,618

Thailand - 3.0%
Bangkok Dusit Medical Services pcl, Class F, Reg S (Health Care Equipment & Services)†	64,700	50,148
SCB X pcl, Reg S (Banks)†	14,500	40,384

		90,532

United Arab Emirates - 1.7%
Emaar Properties PJSC (Real Estate)†	30,726	50,734

United Kingdom - 4.7%
Bank of Georgia Group plc (Banks)	1,285	31,315
Coca-Cola HBC AG - CDI (Food Beverage & Tobacco)*†	3,176	69,252
Network International Holdings plc (Software & Services)*^†	11,020	41,140

		141,707

United States - 3.8%
EPAM Systems Inc. (Software & Services)*	326	114,100

Total Common Stocks (Cost $2,925,929)		$2,846,599

PREFERRED STOCKS - 2.7%

Brazil - 1.8%
Itau Unibanco Holding SA - Sponsored ADR (Banks)*	9,713	56,530

Colombia - 0.9%
Bancolombia SA - Sponsored ADR, 9.79% (Banks)+	1,033	26,207

Total Preferred Stocks (Cost $79,429)		$82,737

SHORT TERM INVESTMENTS - 2.0%
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	60,933	60,933

	Shares	Value

SHORT TERM INVESTMENTS - 2.0% (continued)

Total Short Term Investments (Cost $60,933)		$60,933

Total Investments — 98.4%

(Cost $3,066,291)		$2,990,269
Other Assets Less Liabilities - 1.6%		48,564

Net Assets — 100.0%		$3,038,833

Summary of Abbreviations

ADR	American Depositary Receipt

CDI	Chess Depositary Interest

GDR	Global Depositary Receipt

Reg	S Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.4% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

+	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Emerging Markets ex China Portfolio

Portfolio of Investments (continued)

October 31, 2022

Industry	Percentage of Net Assets
Automobiles & Components	4.2%

Banks	18.9

Capital Goods	4.7

Consumer Durables & Apparel	3.2

Diversified Financials	4.4

Energy	3.4

Food & Staples Retailing	5.1

Food Beverage & Tobacco	5.0

Health Care Equipment & Services	3.2

Household & Personal Products	1.6

Insurance	1.0

Materials	1.9

Media & Entertainment	2.8

Real Estate	1.7

Retailing	3.6

Semiconductors & Semiconductor Equipment	5.9

Software & Services	9.3

Technology Hardware & Equipment	8.0

Telecommunication Services	1.2

Transportation	7.3

Money Market Fund	2.0

Total Investments	98.4

Other Assets Less Liabilities	1.6

Net Assets	100.0%

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Developed Markets Equity Portfolio

Portfolio of Investments

October 31, 2022

	Shares	Value

COMMON STOCKS - 94.8%

Australia - 3.5%
BHP Group Ltd. - Sponsored ADR (Materials)	1,231	$58,866
Woodside Energy Group Ltd. - ADR (Energy)	463	10,728

		69,594

Brazil - 0.7%
Ambev SA - ADR (Food Beverage & Tobacco)	2,729	8,296
XP Inc., Class A (Diversified Financials)*	287	5,261

		13,557

Canada - 4.8%
Alimentation Couche-Tard Inc. (Food & Staples Retailing)	800	35,820
Canadian National Railway Co. (Transportation)	224	26,531
Manulife Financial Corp. (Insurance)	2,000	33,149

		95,500

China - 2.4%
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	10,000	10,284
ENN Energy Holdings Ltd. (Utilities)†	700	6,944
Haier Smart Home Co., Ltd., Class A (Consumer Durables & Apparel)†	2,800	7,941
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)†	1,000	4,002
Tencent Holdings Ltd. (Media & Entertainment)†	600	15,744
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A (Capital Goods)†	1,200	3,470

		48,385

Denmark - 1.1%
Novozymes A/S, Class B (Materials)†	409	21,456

France - 11.4%
Air Liquide SA (Materials)†	206	26,908
Dassault Systemes SE (Software & Services)†	912	30,534
Kering SA (Consumer Durables & Apparel)†	64	29,295
L’Oreal SA (Household & Personal Products)†	243	76,293
Schneider Electric SE (Capital Goods)†	504	63,784

		226,814

Germany - 9.3%
Allianz SE, Reg S (Insurance)†	320	57,612

	Shares	Value

COMMON STOCKS - 94.8% (continued)

Germany - 9.3% (continued)
Infineon Technologies AG (Semiconductors & Semiconductor Equipment)†	2,507	$61,037
SAP SE - Sponsored ADR (Software & Services)	348	33,429
Symrise AG (Materials)†	313	31,969

		184,047

Hong Kong - 2.9%
AIA Group Ltd. (Insurance)†	7,600	57,393

India - 1.2%
HDFC Bank Ltd. - ADR (Banks)	149	9,284
ICICI Bank Ltd. - Sponsored ADR (Banks)	704	15,516

		24,800

Indonesia - 0.5%
Telkom Indonesia Persero Tbk PT (Telecommunication Services)†	36,500	10,294

Japan - 16.4%
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	1,200	27,825
Daifuku Co., Ltd. (Capital Goods)†	500	22,913
FANUC Corp. (Capital Goods)†	100	13,143
Keyence Corp. (Technology Hardware & Equipment)†	100	37,688
Komatsu Ltd. (Capital Goods)†	1,500	28,711
Kubota Corp. (Capital Goods)†	2,200	30,691
Nitori Holdings Co., Ltd. (Retailing)†	200	18,107
Shimano Inc. (Consumer Durables & Apparel)†	200	31,013
Shionogi & Co., Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)†	700	32,427
Shiseido Co., Ltd. (Household & Personal Products)†	700	24,253
Sysmex Corp. (Health Care Equipment & Services)†	400	21,578
Unicharm Corp. (Household & Personal Products)†	1,200	36,559

		324,908

Mexico - 0.6%
Fomento Economico Mexicano
SAB de CV - Sponsored
ADR (Food Beverage & Tobacco)	163	11,674

Netherlands - 2.4%
Adyen NV (Software & Services)*^†	34	48,706

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Developed Markets Equity Portfolio

Portfolio of Investments (continued)

October 31, 2022

	Shares	Value

COMMON STOCKS - 94.8% (continued)

Singapore - 3.9%
DBS Group Holdings Ltd. (Banks)†	3,200	$77,266

South Korea - 1.2%
Samsung Electronics Co., Ltd. - GDR, Reg S (Technology Hardware & Equipment)†	23	23,735

Spain - 2.0%
Banco Bilbao Vizcaya Argentaria SA (Banks)†	7,925	40,725

Sweden - 9.4%
Alfa Laval AB (Capital Goods)†	1,292	31,766
Atlas Copco AB, Class A (Capital Goods)†	6,900	73,667
Epiroc AB, Class A (Capital Goods)†	1,936	29,602
Skandinaviska Enskilda Banken AB, Class A (Banks)†	4,822	50,830

		185,865

Switzerland - 11.7%
Alcon Inc. (Health Care Equipment & Services)	616	37,379
Lonza Group AG, Reg S (Pharmaceuticals, Biotechnology & Life Sciences)†	99	50,895
Nestle SA, Reg S (Food Beverage & Tobacco)†	334	36,353
Roche Holding AG, Genusschein (Pharmaceuticals, Biotechnology & Life Sciences)†	242	80,429
Sonova Holding AG, Reg S (Health Care Equipment & Services)†	113	26,686

		231,742

Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR (Semiconductors & Semiconductor Equipment)	215	13,233

United Kingdom - 6.9%
Rio Tinto plc (Materials)	842	43,810
Shell plc (Energy)†	2,101	58,236
Standard Chartered plc (Banks)	5,990	35,734

		137,780

United States - 1.8%
Linde plc (Materials)†	118	35,303

Total Common Stocks (Cost $1,821,738)		$1,882,777

	Shares	Value

SHORT TERM INVESTMENTS - 0.0%^^
Northern Institutional Funds - Treasury Portfolio (Premier Shares), 2.48% (Money Market Funds)	949	$949

Total Short Term Investments (Cost $949)		$949

Total Investments — 94.8%

(Cost $1,822,687)		$1,883,726
Other Assets Less Liabilities - 5.2%		102,923

Net Assets — 100.0%		$1,986,649

Summary of Abbreviations

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Reg	S Security sold outside United States without registration under the Securities Act of 1933.

*	Non-income producing security.

†	Investment categorized as level 2 security as disclosed in Note 2 of the Notes to Financial Statements.

^

Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 2.5% of net assets as of October 31, 2022, are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers.

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

International Developed Markets Equity Portfolio

Portfolio of Investments (continued)

October 31, 2022

Industry	Percentage of Net Assets

Banks	11.5%

Capital Goods	15.1

Consumer Durables & Apparel	3.5

Diversified Financials	0.3

Energy	3.4

Food & Staples Retailing	1.8

Food Beverage & Tobacco	2.8

Health Care Equipment & Services	4.3

Household & Personal Products	6.8

Insurance	7.7

Materials	11.1

Media & Entertainment	0.8

Pharmaceuticals, Biotechnology & Life Sciences	10.2

Retailing	0.9

Semiconductors & Semiconductor Equipment	3.8

Software & Services	5.6

Technology Hardware & Equipment	3.1

Telecommunication Services	0.5

Transportation	1.3

Utilities	0.3

Money Market Fund	0.0 ^^

Total Investments	94.8

Other Assets Less Liabilities	5.2

Net Assets	100.0%

^^	Amount is less than 0.005%.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities

October 31, 2022

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio	Institutional Emerging Markets Portfolio

ASSETS:
Investments (cost $936,477,042, $12,489,731,960, $501,719,776 and $2,684,132,957, respectively)	$1,009,400,311	$13,996,910,172	$483,657,295	$2,670,288,728
Dividends and interest receivable	391,731	11,546,496	497,972	1,568,385
Foreign currency (cost $—, $3,691,278, $159,729 and $7,343,218, respectively)	—	3,706,046	145,453	7,308,569
Receivable for investments sold	4,913,711	47,055,835	3,503,546	989,615
Receivable for Fund shares sold	6,361,277	15,588,889	1,544,927	2,453,540
Tax reclaims receivable	669,545	29,949,131	521,014	94,337
Capital gain tax refund receivable	—	—	—	936
Prepaid expenses	33,389	123,945	34,114	134,790

Total Assets:	1,021,769,964	14,104,880,514	489,904,321	2,682,838,900

LIABILITIES:
Payable to Investment Adviser	(631,044)	(8,054,435)	(386,086)	(2,292,844)
Payable for investments purchased	(5,086,417)	(38,763,766)	(848,200)	—
Payable for Fund shares redeemed	(497,153)	(29,250,324)	(438,421)	(8,022,626)
Payable for directors’ fees and expenses	(12,946)	(187,846)	(6,328)	(38,358)
Payable for distribution fees	—	(123,329)	(24,003)	—
Deferred capital gains tax	—	—	(47,787)	(7,102,781)
Other liabilities	(328,052)	(3,051,288)	(168,381)	(969,465)

Total Liabilities	(6,555,612)	(79,430,988)	(1,919,206)	(18,426,074)

Net Assets	$1,015,214,352	$14,025,449,526	$487,985,115	$2,664,412,826

ANALYSIS OF NET ASSETS:
Paid in capital	$952,811,995	$12,358,422,435	$507,347,928	$2,812,906,111
Distributable earnings	62,402,357	1,667,027,091	(19,362,813)	(148,493,285)

Net Assets	$1,015,214,352	$14,025,449,526	$487,985,115	$2,664,412,826

Net Assets:
Institutional Class	$753,479,881	$11,113,757,358	$457,624,235	$2,301,999,668
Institutional Class Z	234,800,111	2,715,026,456	—	362,413,158
Investor Class	—	196,665,712	30,360,880	—
Advisor Class	26,934,360	—	—	—

Total Shares Outstanding:
Institutional Class (500,000,000, 700,000,000, 500,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	24,424,997	518,859,877	30,101,605	144,168,868
Institutional Class Z (200,000,000, 300,000,000, — and 500,000,000,respectively, $.001 par value shares authorized)	7,604,015	126,742,680	—	22,628,382
Investor Class (—, 100,000,000, 400,000,000 and —, respectively, $.001 par value shares authorized)	—	9,203,131	2,023,623	—
Advisor Class (400,000,000, —, — and —, respectively, $.001 par value shares authorized)	877,209	—	—	—

Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$30.85	$21.42	$15.20	$15.97
Institutional Class Z	30.88	21.42	—	16.02
Investor Class	—	21.37	15.00	—
Advisor Class	30.70	—	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

October 31, 2022

	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio	Global Equity Research Portfolio	International Equity Research Portfolio

ASSETS:
Investments (cost $1,255,950,730, $159,297,330, $7,503,477 and $11,927,840, respectively)	$1,399,786,852	$167,882,810	$7,243,566	$10,380,994
Dividends and interest receivable	820,951	529,378	9,249	15,774
Foreign currency (cost $6,639,034, $3,274,006, $151 and $535, respectively)	6,548,292	3,145,800	151	535
Receivable for investments sold	509,566	717,085	—	—
Receivable for Fund shares sold	942,952	253,788	—	—
Tax reclaims receivable	313,645	4,926	3,000	13,159
Prepaid expenses	29,690	23,351	27,857	23,095

Total Assets:	1,408,951,948	172,557,138	7,283,823	10,433,557

LIABILITIES:
Payable to Investment Adviser	(1,220,688)	(198,872)	(4,209)	(6,068)
Payable for investments purchased	—	—	(14,542)	(26,215)
Payable for Fund shares redeemed	(5,338,461)	(123,440)	—	—
Payable for directors’ fees and expenses	(20,126)	(2,277)	(92)	(134)
Payable for distribution fees	—	(15,948)	—	—
Deferred capital gains tax	(3,778,074)	(418,698)	(2,692)	(5,693)
Other liabilities	(833,584)	(113,727)	(40,294)	(48,745)

Total Liabilities	(11,190,933)	(872,962)	(61,829)	(86,855)

Net Assets	$1,397,761,015	$171,684,176	$7,221,994	$10,346,702

ANALYSIS OF NET ASSETS:
Paid in capital	$1,198,303,848	$273,029,506	$7,068,048	$11,567,504
Distributable earnings	199,457,167	(101,345,330)	153,946	(1,220,802)

Net Assets	$1,397,761,015	$171,684,176	$7,221,994	$10,346,702

Net Assets:
Institutional Class	$—	$—	$7,221,994	$10,346,702
Institutional Class I	—	74,803,513	—	—
Institutional Class II	—	90,188,255	—	—
Investor Class	—	6,692,408	—	—
Advisor Class	1,397,761,015	—	—	—
Total Shares Outstanding:
Institutional Class (—, —, 400,000,000 and 400,000,000, respectively, $.001 par value shares authorized)	—	—	660,793	1,135,903
Institutional Class I (—, 400,000,000, — and —, respectively, $.001 par value shares authorized)	—	11,004,658	—	—
Institutional Class II (—, 200,000,000, — and —, respectively, $.001 par value shares authorized)	—	13,159,273	—	—
Investor Class (—, 400,000,000, — and —, respectively, $.001 par value shares authorized)	—	990,671	—	—
Advisor Class (500,000,000, —, — and —, respectively, $.001 par value shares authorized)	36,124,297	—	—	—

Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$—	$—	$10.93	$9.11
Institutional Class I	—	6.80	—	—
Institutional Class II	—	6.85	—	—
Investor Class	—	6.76	—	—
Advisor Class	38.69	—	—	—

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Assets and Liabilities (continued)

October 31, 2022

	Emerging Markets Research Portfolio	Chinese Equity Portfolio	Emerging Markets ex China Portfolio	International Developed Markets Equity Portfolio

ASSETS:
Investments (cost $7,570,289, $4,412,399, $3,066,291 and $1,822,687, respectively)	$6,175,065	$2,604,792	$2,990,269	$1,883,726
Dividends and interest receivable	5,778	148	2,178	1,406
Foreign currency (cost $66,675, $—, $429 and $—, respectively)	61,978	—	424	—
Receivable for investments sold	—	19,610	—	60,648
Tax reclaims receivable	—	—	—	76
Prepaid offering fees	—	—	30,641	12,692
Prepaid expenses	25,353	23,661	49,855	62,884

Total Assets:	6,268,174	2,648,211	3,073,367	2,021,432

LIABILITIES:
Payable to Investment Adviser	(5,333)	(2,309)	(2,493)	(1,162)
Payable for investments purchased	—	(13,165)	—	—
Payable for directors’ fees and expenses	(85)	(40)	(11)	(10)
Deferred capital gains tax	(6,471)	—	—	—
Other liabilities	(42,483)	(32,361)	(32,030)	(33,611)

Total Liabilities	(54,372)	(47,875)	(34,534)	(34,783)

Net Assets	$6,213,802	$2,600,336	$3,038,833	$1,986,649

ANALYSIS OF NET ASSETS:
Paid in capital	$7,828,012	$5,182,603	$3,108,040	$1,920,768
Distributable earnings	(1,614,210)	(2,582,267)	(69,207)	65,881

Net Assets	$6,213,802	$2,600,336	$3,038,833	$1,986,649

Net Assets:
Institutional Class	$6,213,802	$2,600,336	$3,038,833	$1,986,649

Total Shares Outstanding:
Institutional Class (400,000,000, 500,000,000, 500,000,000 and 500,000,000, respectively, $.001 par value shares authorized)	745,963	517,512	310,900	192,100

Net Asset Value, Offering Price and Redemption Price Per Share:
Institutional Class	$8.33	$5.02	$9.77	$10.34

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations

For the Fiscal Year Ended October 31, 2022

	Global Equity Portfolio	International Equity Portfolio	International Small Companies Portfolio	Institutional Emerging Markets Portfolio	Emerging Markets Portfolio	Frontier Emerging Markets Portfolio

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $652,175, $25,568,158, $959,855, $9,890,958, $5,842,442 and $511,897, respectively)	$9,291,005	$432,407,443	$10,244,833	$83,352,515	$49,462,267	$6,639,717
Non-cash dividends	711,452	—	—	6,946,676	3,958,305	—

Total investment income	10,002,457	432,407,443	10,244,833	90,299,191	53,420,572	6,639,717

EXPENSES
Investment advisory fees (Note 3)	9,948,340	121,105,718	5,003,321	43,417,591	25,463,098	2,587,984
Administration fees (Note 3)	191,736	2,488,886	82,140	618,053	360,815	36,244
Distribution fees, Investor Class	—	800,183	97,790	—	—	19,826
Custody and accounting fees (Note 3)	154,464	2,317,848	179,414	1,602,828	957,257	189,047
Directors’ fees and expenses	50,435	698,590	20,617	169,000	97,124	7,537
Transfer agent fees and expenses (Note 3)	8,672	301,914	1,119	16,583	—	1,985
Printing and postage fees	9,910	457,272	32,572	121,543	169,230	3,276
State registration filing fees	68,609	174,306	51,525	67,989	64,564	53,807
Professional fees	71,242	489,854	54,640	185,286	137,087	50,287
Shareholder servicing fees (Note 3)	653,110	12,668,519	412,655	3,402,055	3,602,730	63,605
Compliance officers’ fees and expenses (Note 3)	3,588	49,694	1,443	12,141	6,651	536
Other fees and expenses	56,091	645,529	28,866	172,095	43,168	17,911

Total Expenses	11,216,197	142,198,313	5,966,102	49,785,164	30,901,724	3,032,045
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	—	—	(26,119)	(923,440)	—	(190,812)
Net expenses	11,216,197	142,198,313	5,939,983	48,861,724	30,901,724	2,841,233

Net investment income (loss)	(1,213,740)	290,209,130	4,304,850	41,437,467	22,518,848	3,798,484

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) Investment transactions	(6,224,141)	58,483,045	700,531	16,994,175	141,028,914	(2,466,349)
Foreign currency transactions	(60,089)	(4,845,785)	(184,083)	(2,760,171)	(2,989,830)	(226,731)
Net realized gain (loss)	(6,284,230)	53,637,260	516,448	14,234,004	138,039,084	(2,693,080)

Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $—, $—, $401,260, $7,228,201, $5,190,958 and $24,698,respectively)	(552,162,837)	(6,429,849,650)	(203,974,758)	(2,209,553,600)	(1,407,788,321)	(53,026,222)
Translation of assets and liabilities denominated in foreign currencies	(68,591)	(2,656,623)	(65,623)	937,281	434,339	(9,508)

Net change in unrealized depreciation	(552,231,428)	(6,432,506,273)	(204,040,381)	(2,208,616,319)	(1,407,353,982)	(53,035,730)

Net realized and unrealized loss	(558,515,658)	(6,378,869,013)	(203,523,933)	(2,194,382,315)	(1,269,314,898)	(55,728,810)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(559,729,398)	$(6,088,659,883)	$(199,219,083)	$(2,152,944,848)	$(1,246,796,050)	$(51,930,326)

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2022

	Global Equity Research Portfolio	International Equity Research Portfolio	Emerging Markets Research Portfolio	Chinese Equity Portfolio	Emerging Markets ex China Portfolio(1)	International Developed Markets Equity Portfolio(2)

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $13,977, $29,657, $17,399, $1,998, $800 and $493, respectively)	$160,173	$279,188	$158,489	$46,373	$7,945	$3,173
Non-cash dividends	—	15,121	—	6,238	—	—

Total investment income	160,173	294,309	158,489	52,611	7,945	3,173

EXPENSES
Investment advisory fees (Note 3)	58,734	88,093	75,699	35,204	3,803	1,236
Administration fees (Note 3)	11,147	11,719	11,035	10,835	1,345	931
Custody and accounting fees (Note 3)	8,189	8,343	11,628	12,753	1,094	731
Directors’ fees and expenses	330	460	327	141	11	10
Transfer agent fees and expenses (Note 3)	475	530	513	742	98	69
Printing and postage fees	83	383	407	368	161	161
State registration filing fees	22,396	23,513	22,410	21,049	3,431	2,409
Professional fees	43,475	44,315	48,942	31,419	28,519	31,517
Shareholder servicing fees (Note 3)	—	997	283	230	—	—
Compliance officers’ fees and expenses (Note 3)	23	34	23	9	1	1
Organization fees	—	—	—	—	4,005	—
Offering fees	—	—	—	31,929	8,224	4,243
Other fees and expenses	7,851	4,341	7,754	3,889	840	204

Total Expenses	152,703	182,728	179,021	148,568	51,532	41,512
Less Waiver of investment advisory fee and/or reimbursement of other operating expenses (Note 3)	(85,578)	(88,343)	(91,967)	(105,952)	(47,349)	(40,100)

Net expenses	67,125	94,385	87,054	42,616	4,183	1,412

Net investment income	93,048	199,924	71,435	9,995	3,762	1,761
REALIZED AND UNREALIZED
GAIN (LOSS)

Investment transactions	338,333	275,009	(247,779)	(595,486)	(804)	2,696
Foreign currency transactions	(2,315)	(5,764)	(5,243)	(322)	2,884	166

Net realized gain (loss)	336,018	269,245	(253,022)	(595,808)	2,080	2,862
Change in unrealized appreciation (depreciation)
Investments (net of increase (decrease) in deferred foreign taxes of $2,036, $5,193, $7,845, $—, $— and $—, respectively)	(2,960,552)	(4,923,177)	(2,486,073)	(1,648,488)	(76,022)	61,039
Translation of assets and liabilities denominated in foreign currencies	(104)	(1,132)	(2,804)	—	13	(13)

Net change in unrealized appreciation (depreciation)	(2,960,656)	(4,924,309)	(2,488,877)	(1,648,488)	(76,009)	61,026

Net realized and unrealized gain (loss)	(2,624,638)	(4,655,064)	(2,741,899)	(2,244,296)	(73,929)	63,888
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,531,590)	$(4,455,140)	$(2,670,464)	$(2,234,301)	$(70,167)	$65,649

(1)	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

(2)	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets

For the Fiscal Years Ended October 31

	Global Equity Portfolio		International Equity Portfolio		International Small Companies Portfolio

	2022	2021	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income (loss)	$(1,213,740)	$(4,545,036)	$290,209,130	$241,579,583	$4,304,850	$1,338,454

Net realized gain (loss) on investments and foreign currency transactions	(6,284,230)	250,426,555	53,637,260	792,159,294	516,448	20,518,770

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(552,231,428)	230,188,057	(6,432,506,273)	3,879,532,363	(204,040,381)	111,531,955

Net increase (decrease) in net assets resulting from operations	(559,729,398)	476,069,576	(6,088,659,883)	4,913,271,240	(199,219,083)	133,389,179

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(185,635,345)	(65,209,713)	(444,803,839)	(123,781,067)	(16,184,086)	(609,752)

Institutional Class Z	(50,280,731)	(17,916,242)	(81,696,227)	(21,728,233)	—	—

Investor Class	—	—	(8,326,346)	(1,685,707)	(1,329,708)	(12,869)

Advisor Class	(7,355,601)	(3,368,857)	—	—	—	—

Total distributions to shareholders	(243,271,677)	(86,494,812)	(534,826,412)	(147,195,007)	(17,513,794)	(622,621)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	6,716,245	18,309,218	(1,732,956,194)	646,601,165	108,038,045	92,733,830

Institutional Class Z	25,764,542	7,371,412	563,029,674	422,221,016	—	—

Investor Class	—	—	(93,927,348)	(21,699,734)	(2,972,265)	(2,710,589)

Advisor Class	(2,447,612)	(13,246,523)	—	—	—	—

Net Increase (Decrease) in net assets from portfolio share transactions	30,033,175	12,434,107	(1,263,853,868)	1,047,122,447	105,065,780	90,023,241

NET INCREASE (DECREASE) IN NET ASSETS	(772,967,900)	402,008,871	(7,887,340,163)	5,813,198,680	(111,667,097)	222,789,799

NET ASSETS

At beginning of year	1,788,182,252	1,386,173,381	21,912,789,689	16,099,591,009	599,652,212	376,862,413

At end of year	$1,015,214,352	$1,788,182,252	$14,025,449,526	$21,912,789,689	$487,985,115	$599,652,212

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	Institutional Emerging Markets Portfolio		Emerging Markets Portfolio		Frontier Emerging Markets Portfolio

	2022	2021	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$41,437,467	$23,198,946	$22,518,848	$7,726,216	$3,798,484	$2,035,958

Net realized gain (loss) on investments and foreign currency transactions	14,234,004	130,998,582	138,039,084	320,983,925	(2,693,080)	18,982,850

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,208,616,319)	1,003,016,842	(1,407,353,982)	482,938,965	(53,035,730)	39,990,501

Net increase (decrease) in net assets resulting from operations	(2,152,944,848)	1,157,214,370	(1,246,796,050)	811,649,106	(51,930,326)	61,009,309

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(39,642,558)	(23,061,824)	—	—	—	—

Institutional Class I	—	—	—	—	(756,884)	(1,305,371)

Institutional Class II	—	—	—	—	(1,026,818)	(2,278,483)

Institutional Class Z	(5,159,015)	(3,583,856)	—	—	—	—

Investor Class	—	—	—	—	(44,023)	(146,250)

Advisor Class	—	—	(289,296,570)	(14,604,731)	—	—

Total distributions to shareholders	(44,801,573)	(26,645,680)	(289,296,570)	(14,604,731)	(1,827,725)	(3,730,104)
TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	(1,539,297,876)	(72,145,922)	—	—	—	—

Institutional Class I	—	—	—	—	882,276	1,089,776

Institutional Class II	—	—	—	—	1,026,818	(31,446,987)

Institutional Class Z	(92,428,918)	(38,875,745)	—	—	—	—

Investor Class	—	—	—	—	(602,668)	(3,400,547)

Advisor Class	—	—	(879,477,212)	(722,922,763)	—	—

Net Increase (Decrease) in net assets from portfolio share transactions	(1,631,726,794)	(111,021,667)	(879,477,212)	(722,922,763)	1,306,426	(33,757,758)

NET INCREASE (DECREASE) IN NET ASSETS	(3,829,473,215)	1,019,547,023	(2,415,569,832)	74,121,612	(52,451,625)	23,521,447

NET ASSETS

At beginning of year	6,493,886,041	5,474,339,018	3,813,330,847	3,739,209,235	224,135,801	200,614,354

At end of year	$2,664,412,826	$6,493,886,041	$1,397,761,015	$3,813,330,847	$171,684,176	$224,135,801

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	Global Equity Research Portfolio		International Equity Research Portfolio		Emerging Markets Research Portfolio

	2022	2021	2022	2021	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$93,048	$61,559	$199,924	$149,982	$71,435	$68,200

Net realized gain (loss) on investments and foreign currency transactions	336,018	993,321	269,245	1,549,600	(253,022)	771,316

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,960,656)	1,413,992	(4,924,309)	1,625,603	(2,488,877)	564,118

Net increase (decrease) in net assets resulting from operations	(2,531,590)	2,468,872	(4,455,140)	3,325,185	(2,670,464)	1,403,634

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(1,055,667)	(217,846)	(1,698,835)	(489,632)	(819,048)	(134,267)

Total distributions to shareholders	(1,055,667)	(217,846)	(1,698,835)	(489,632)	(819,048)	(134,267)

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	952,862	218,347	1,205,906	(34,784)	638,747	428,228

Net Increase (Decrease) in net assets from portfolio share transactions	952,862	218,347	1,205,906	(34,784)	638,747	428,228

NET INCREASE (DECREASE) IN NET ASSETS	(2,634,395)	2,469,373	(4,948,069)	2,800,769	(2,850,765)	1,697,595

NET ASSETS

At beginning of year	9,856,389	7,387,016	15,294,771	12,494,002	9,064,567	7,366,972

At end of year	$7,221,994	$9,856,389	$10,346,702	$15,294,771	$6,213,802	$9,064,567

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended October 31

	Chinese Equity Portfolio		Emerging Markets ex China Portfolio(1)	International Developed Markets Equity Portfolio(2)

	2022	2021(3)	2022	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income (loss)	$9,995	$(7,935)	$3,762	$1,761

Net realized gain (loss) on investments and foreign currency transactions	(595,808)	(171,141)	2,080	2,862

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(1,648,488)	(159,119)	(76,009)	61,026

Net increase (decrease) in net assets resulting from operations	(2,234,301)	(338,195)	(70,167)	65,649

DISTRIBUTIONS TO SHAREHOLDERS:

Institutional Class	(11,045)	—	—	—

Total distributions to shareholders	(11,045)	—	—	—

TRANSACTIONS IN SHARES OF COMMON STOCK

Institutional Class	903,377	4,280,500	3,109,000	1,921,000

Net Increase in net assets from portfolio share transactions	903,377	4,280,500	3,109,000	1,921,000

NET INCREASE (DECREASE) IN NET ASSETS	(1,341,969)	3,942,305	3,038,833	1,986,649

NET ASSETS

At beginning of year	3,942,305	—	—	—

At end of year	$2,600,336	$3,942,305	$3,038,833	$1,986,649

(1)	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

(2)	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

(3)	For the period from December 16, 2020 (commencement of operations) through October 31, 2021.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights

For the Fiscal Years Ended October 31

	Global Equity Portfolio Institutional Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$53.93	$42.41	$35.38	$35.68	$40.84

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	(0.04)	(0.14)	(0.06)	0.09	0.13

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(15.63)	14.30	7.33	3.45	(0.13)

Net increase (decrease) from investment operations	(15.67)	14.16	7.27	3.54	—

Distributions to Shareholders from:

Net investment income	—	—	(0.24)	(0.12)	(0.14)

Net realized gain from investments	(7.41)	(2.64)	—	(3.72)	(5.02)

Total distributions	(7.41)	(2.64)	(0.24)	(3.84)	(5.16)

Net asset value, end of year	$30.85	$53.93	$42.41	$35.38	$35.68

Total Return	(33.35)%	34.57%	20.63%	11.86%	(0.35)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$753,480	$1,354,918	$1,043,741	$684,764	$619,347

Expenses to average net assets	0.85%	0.88%	0.92%	0.93%	0.94%

Expenses to average net assets (net of fees waived/reimbursed)	0.85%	0.88%	0.92%	0.93%	0.94%

Net investment income (loss) to average net assets	(0.10)%	(0.28)%	(0.15)%	0.28%	0.34%

Portfolio turnover rate	37%	59%	63%	39%	42%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Global Equity Portfolio Institutional Class Z

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$53.95	$42.39	$35.36	$35.67	$40.84

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	(0.02)	(0.10)	(0.02)	0.11	0.17

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(15.64)	14.30	7.31	3.44	(0.15)

Net increase (decrease) from investment operations	(15.66)	14.20	7.29	3.55	0.02

Distributions to Shareholders from:

Net investment income	—	—	(0.26)	(0.14)	(0.17)

Net realized gain from investments	(7.41)	(2.64)	—	(3.72)	(5.02)

Total distributions	(7.41)	(2.64)	(0.26)	(3.86)	(5.19)

Net asset value, end of year	$30.88	$53.95	$42.39	$35.36	$35.67

Total Return	(33.31)%	34.66%	20.76%	11.89%	(0.26)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$234,800	$379,781	$289,320	$229,355	$140,359

Expenses to average net assets	0.79%	0.81%	0.85%	0.88%	0.91%

Expenses to average net assets (net of fees waived/reimbursed)	0.79%	0.80%	0.84%	0.88%	0.90%

Net investment income (loss) to average net assets	(0.04)%	(0.20)%	(0.05)%	0.32%	0.43%

Portfolio turnover rate	37%	59%	63%	39%	42%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Global Equity Portfolio Advisor Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$53.82	$42.41	$35.30	$35.60	$40.78

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(1)	(0.11)	(0.24)	(0.12)	0.03	0.07

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(15.60)	14.29	7.33	3.43	(0.15)

Net increase (decrease) from investment operations	(15.71)	14.05	7.21	3.46	(0.08)

Distributions to Shareholders from:

Net investment income	—	—	(0.10)	(0.04)	(0.08)

Net realized gain from investments	(7.41)	(2.64)	—	(3.72)	(5.02)

Total distributions	(7.41)	(2.64)	(0.10)	(3.76)	(5.10)

Net asset value, end of year	$30.70	$53.82	$42.41	$35.30	$35.60

Total Return	(33.50)%	34.28%	20.47%	11.60%	(0.57)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$26,934	$53,483	$53,112	$48,181	$90,567

Expenses to average net assets	1.05%	1.09%	1.11%	1.12%	1.14%

Expenses to average net assets (net of fees waived/reimbursed)	1.05%	1.09%	1.11%	1.12%	1.14%

Net investment income (loss) to average net assets	(0.30)%	(0.48)%	(0.32)%	0.09%	0.18%

Portfolio turnover rate	37%	59%	63%	39%	42%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Equity Portfolio Institutional Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$30.69	$23.76	$22.72	$20.74	$22.64

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.41	0.34	0.23	0.29	0.31

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(8.93)	6.80	1.19	1.98	(1.83)

Net increase (decrease) from investment operations	(8.52)	7.14	1.42	2.27	(1.52)

Distributions to Shareholders from:

Net investment income	(0.43)	(0.21)	(0.38)	(0.29)	(0.20)

Net realized gain from investments	(0.32)	—	—	—	(0.18)

Total distributions	(0.75)	(0.21)	(0.38)	(0.29)	(0.38)

Net asset value, end of year	$21.42	$30.69	$23.76	$22.72	$20.74

Total Return	(28.42)%	30.16%	6.25%	11.19%	(6.86)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$11,113,757	$18,268,498	$13,596,900	$13,766,876	$11,995,592

Expenses to average net assets	0.79%	0.80%	0.81%	0.81%	0.81%

Expenses to average net assets (net of fees waived/reimbursed)	0.79%	0.80%	0.81%	0.81%	0.81%

Net investment income to average net assets	1.58%	1.17%	1.01%	1.35%	1.34%

Portfolio turnover rate	16%	14%	17%	30%	10%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Equity Portfolio Institutional Class Z

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$30.69	$23.76	$22.72	$20.75	$22.64

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.43	0.37	0.25	0.30	0.40

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(8.93)	6.79	1.18	1.98	(1.90)

Net increase (decrease) from investment operations	(8.50)	7.16	1.43	2.28	(1.50)

Distributions to Shareholders from:

Net investment income	(0.45)	(0.23)	(0.39)	(0.31)	(0.21)

Net realized gain from investments	(0.32)	—	—	—	(0.18)

Total distributions	(0.77)	(0.23)	(0.39)	(0.31)	(0.39)

Net asset value, end of year	$21.42	$30.69	$23.76	$22.72	$20.75

Total Return	(28.36)%	30.25%	6.32%	11.29%	(6.79)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,715,026	$3,235,428	$2,165,343	$1,938,763	$1,342,804

Expenses to average net assets	0.71%	0.72%	0.73%	0.75%	0.74%

Expenses to average net assets (net of fees waived/reimbursed)	0.71%	0.72%	0.73%	0.75%	0.74%

Net investment income to average net assets	1.71%	1.25%	1.08%	1.42%	1.77%

Portfolio turnover rate	16%	14%	17%	30%	10%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Equity Portfolio Investor Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$30.61	$23.70	$22.66	$20.65	$22.55

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.33	0.24	0.16	0.22	0.21

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(8.92)	6.80	1.18	1.98	(1.80)

Net increase (decrease) from investment operations	(8.59)	7.04	1.34	2.20	(1.59)

Distributions to Shareholders from:

Net investment income	(0.33)	(0.13)	(0.30)	(0.19)	(0.13)

Net realized gain from investments	(0.32)	—	—	—	(0.18)

Total distributions	(0.65)	(0.13)	(0.30)	(0.19)	(0.31)

Net asset value, end of year	$21.37	$30.61	$23.70	$22.66	$20.65

Total Return	(28.63)%	29.74%	5.91%	10.79%	(7.16)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$196,666	$408,864	$337,348	$395,339	$411,712

Expenses to average net assets	1.10%	1.12%	1.13%	1.13%	1.14%

Expenses to average net assets (net of fees waived/reimbursed)	1.10%	1.12%	1.13%	1.13%	1.14%

Net investment income to average net assets	1.28%	0.83%	0.69%	1.03%	0.92%

Portfolio turnover rate	16%	14%	17%	30%	10%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Small Companies Portfolio Institutional Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$22.80	$17.14	$15.64	$15.29	$16.67

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.15	0.06	0.08	0.12	0.13

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(7.07)	5.63	1.53	1.24	(1.30)

Net increase (decrease) from investment operations	(6.92)	5.69	1.61	1.36	(1.17)

Distributions to Shareholders from:

Net investment income	(0.07)	(0.03)	(0.11)	(0.13)	(0.06)

Net realized gain from investments	(0.61)	—	—	(0.88)	(0.15)

Total distributions	(0.68)	(0.03)	(0.11)	(1.01)	(0.21)

Net asset value, end of year	$15.20	$22.80	$17.14	$15.64	$15.29

Total Return	(31.20)%	33.16%	10.34%	10.14%	(7.15)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$457,624	$549,895	$337,166	$272,252	$151,283

Expenses to average net assets	1.11%	1.16%	1.34%	1.38%	1.39%

Expenses to average net assets (net of fees waived/reimbursed)	1.11%	1.14%	1.15%	1.15%	1.15%

Net investment income to average net assets	0.84%	0.29%	0.50%	0.78%	0.75%

Portfolio turnover rate	24%	13%	30%	37%	52%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Small Companies Portfolio Investor Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$22.51	$16.94	$15.48	$15.16	$16.55

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.10	— (2)	0.04	0.09	0.10

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(6.99)	5.58	1.51	1.21	(1.29)

Net increase (decrease) from investment operations	(6.89)	5.58	1.55	1.30	(1.19)

Distributions to Shareholders from:

Net investment income	(0.01)	(0.01)	(0.09)	(0.10)	(0.05)

Net realized gain from investments	(0.61)	—	—	(0.88)	(0.15)

Total distributions	(0.62)	(0.01)	(0.09)	(0.98)	(0.20)

Net asset value, end of year	$15.00	$22.51	$16.94	$15.48	$15.16

Total Return	(31.39)%	32.84%	10.07%	9.82%	(7.35)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$30,361	$49,757	$39,696	$57,095	$57,912

Expenses to average net assets	1.44%	1.50%	1.67%	1.70%	1.75%

Expenses to average net assets (net of fees waived/reimbursed)	1.37%	1.40%	1.40%	1.40%	1.40%

Net investment income to average net assets	0.54%	0.01%	0.28%	0.63%	0.58%

Portfolio turnover rate	24%	13%	30%	37%	52%

(1)	Net investment income per share was calculated using the average shares outstanding method.

(2)	Amount was less than $0.005 per share.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Institutional Emerging Markets Portfolio Institutional Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$25.59	$21.23	$21.25	$18.43	$21.94

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.19	0.09	0.12	0.24	0.19

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(9.63)	4.37	0.19	2.76	(3.53)

Net increase (decrease) from investment operations	(9.44)	4.46	0.31	3.00	(3.34)

Distributions to Shareholders from:

Net investment income	(0.18)	(0.10)	(0.33)	(0.18)	(0.17)

Net asset value, end of year	$15.97	$25.59	$21.23	$21.25	$18.43

Total Return	(37.14)%	21.03%	1.38%	16.43%	(15.33)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,302,000	$5,774,486	$4,847,707	$4,864,702	$3,978,321

Expenses to average net assets	1.12%	1.22%	1.28%	1.27%	1.27%

Expenses to average net assets (net of fees waived/reimbursed)	1.10%	1.15%	1.28%	1.27%	1.27%

Net investment income to average net assets	0.91%	0.33%	0.59%	1.18%	0.84%

Portfolio turnover rate	24%	13%	23%	17%	24%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Institutional Emerging Markets Portfolio Institutional Class Z

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$25.65	$21.28	$21.28	$18.45	$21.94

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.21	0.11	0.15	0.27	0.22

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(9.66)	4.38	0.20	2.76	(3.52)

Net increase (decrease) from investment operations	(9.45)	4.49	0.35	3.03	(3.30)

Distributions to Shareholders from:

Net investment income	(0.18)	(0.12)	(0.35)	(0.20)	(0.19)

Net asset value, end of year	$16.02	$25.65	$21.28	$21.28	$18.45

Total Return	(37.07)%	21.11%	1.55%	16.61%	(15.21)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$362,413	$719,400	$626,632	$557,924	$391,583

Expenses to average net assets	1.04%	1.13%	1.19%	1.19%	1.20%

Expenses to average net assets (net of fees waived/reimbursed)	1.00%	1.07%	1.11%	1.11%	1.11%

Net investment income to average net assets	1.04%	0.41%	0.76%	1.34%	1.00%

Portfolio turnover rate	24%	13%	23%	17%	24%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Emerging Markets Portfolio Advisor Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$66.93	$55.48	$55.65	$48.21	$57.46

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.44	0.12	0.26	0.58	0.42

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(23.60)	11.55	0.40	7.28	(9.24)

Net increase (decrease) from investment operations	(23.16)	11.67	0.66	7.86	(8.82)

Distributions to Shareholders from:

Net investment income	(0.36)	(0.22)	(0.83)	(0.42)	(0.40)

Net realized gain from investments	(4.72)	—	—	—	(0.03)

Total distributions	(5.08)	(0.22)	(0.83)	(0.42)	(0.43)

Net asset value, end of year	$38.69	$66.93	$55.48	$55.65	$48.21

Total Return	(37.18)%	21.04%	1.11%	16.46%	(15.47)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,397,761	$3,813,331	$3,739,209	$4,274,314	$3,459,157

Expenses to average net assets	1.19%	1.31%	1.36%	1.37%	1.40%

Expenses to average net assets (net of fees waived/reimbursed)	1.19%	1.28%	1.36%	1.37%	1.40%

Net investment income to average net assets	0.87%	0.18%	0.49%	1.10%	0.73%

Portfolio turnover rate	33%	15%	18%	19%	24%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Frontier Emerging Markets Portfolio Institutional Class I

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.97	$6.92	$7.80	$7.62	$8.50

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.14	0.06	0.10	0.14	0.11

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(2.24)	2.12	(0.82)	0.14	(0.82)

Net increase (decrease) from investment operations	(2.10)	2.18	(0.72)	0.28	(0.71)

Distributions to Shareholders from:

Net investment income	(0.07)	(0.13)	(0.16)	(0.10)	(0.17)

Net asset value, end of year	$6.80	$8.97	$6.92	$7.80	$7.62

Total Return	(23.56)%	31.74%	(9.50)%	3.59%	(8.47)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$74,804	$96,905	$73,376	$144,742	$220,367

Expenses to average net assets	1.60%	1.64%	1.68%	1.63%	1.62%

Expenses to average net assets (net of fees waived/reimbursed)	1.60%	1.64%	1.68%	1.63%	1.62%

Net investment income to average net assets	1.85%	0.75%	1.44%	1.72%	1.24%

Portfolio turnover rate	18%	30%	21%	31%	20%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Frontier Emerging Markets Portfolio Institutional Class II

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.03	$6.95	$7.82	$7.63	$8.50

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.17	0.09	0.14	0.17	0.14

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(2.27)	2.13	(0.84)	0.13	(0.83)

Net increase (decrease) from investment operations	(2.10)	2.22	(0.70)	0.30	(0.69)

Distributions to Shareholders from:
Net investment income	(0.08)	(0.14)	(0.17)	(0.11)	(0.18)

Net asset value, end of year	$6.85	$9.03	$6.95	$7.82	$7.63

Total Return	(23.44)%	32.18%	(9.26)%	4.01%	(8.31)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$90,188	$117,689	$116,911	$128,742	$163,794

Expenses to average net assets	1.52%	1.55%	1.60%	1.55%	1.56%

Expenses to average net assets (net of fees waived/reimbursed)	1.35%	1.35%	1.35%	1.35%	1.35%

Net investment income to average net assets	2.13%	1.05%	1.95%	2.19%	1.51%

Portfolio turnover rate	18%	30%	21%	31%	20%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Frontier Emerging Markets Portfolio Investor Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.92	$6.88	$7.75	$7.57	$8.43

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.11	0.03	0.08	0.11	0.07

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(2.23)	2.11	(0.83)	0.13	(0.79)

Net increase (decrease) from investment operations	(2.12)	2.14	(0.75)	0.24	(0.72)

Distributions to Shareholders from:

Net investment income	(0.04)	(0.10)	(0.12)	(0.06)	(0.14)

Net asset value, end of year	$6.76	$8.92	$6.88	$7.75	$7.57

Total Return	(23.84)%	31.14%	(9.70)%	3.24%	(8.75)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$6,692	$9,542	$10,327	$20,560	$25,388

Expenses to average net assets	2.15%	2.14%	2.12%	2.00%	2.06%

Expenses to average net assets (net of fees waived/reimbursed)	2.00%	2.00%	2.00%	2.00%	2.00%

Net investment income to average net assets	1.45%	0.35%	1.17%	1.38%	0.87%

Portfolio turnover rate	18%	30%	21%	31%	20%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Global Equity Research Portfolio Institutional Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$16.59	$12.76	$12.57	$12.06	$12.23

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.14	0.10	0.10	0.14	0.10

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(4.02)	4.11	0.78	1.40	0.23

Net increase (decrease) from investment operations	(3.88)	4.21	0.88	1.54	0.33

Distributions to Shareholders from:

Net investment income	(0.11)	(0.09)	(0.15)	(0.09)	(0.18)

Net realized gain from investments	(1.67)	(0.29)	(0.54)	(0.94)	(0.32)

Total distributions	(1.78)	(0.38)	(0.69)	(1.03)	(0.50)

Net asset value, end of year	$10.93	$16.59	$12.76	$12.57	$12.06

Total Return	(25.96)%	33.45%	7.15%	14.36%	2.74%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$7,222	$9,856	$7,387	$6,895	$5,452

Expenses to average net assets	1.82%	1.75%	2.04%	1.96%	2.64%

Expenses to average net assets (net of fees waived/reimbursed)	0.80%	0.80%	0.80%	0.83%	0.90%

Net investment income to average net assets	1.11%	0.67%	0.80%	1.18%	0.76%

Portfolio turnover rate	34%	39%	44%	44%	45%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Equity Research Portfolio Institutional Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.71	$12.01	$12.03	$11.59	$13.11

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.18	0.14	0.14	0.18	0.14

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(4.12)	3.03	0.07	1.17	(0.93)

Net increase (decrease) from investment operations	(3.94)	3.17	0.21	1.35	(0.79)

Distributions to Shareholders from:

Net investment income	(0.16)	(0.15)	(0.14)	(0.13)	(0.14)

Net realized gain from investments	(1.50)	(0.32)	(0.09)	(0.78)	(0.59)

Total distributions	(1.66)	(0.47)	(0.23)	(0.91)	(0.73)

Net asset value, end of year	$9.11	$14.71	$12.01	$12.03	$11.59

Total Return	(29.83)%	26.76%	1.73%	12.93%	(6.43)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$10,347	$15,295	$12,494	$19,458	$9,305

Expenses to average net assets	1.45%	1.45%	1.40%	1.42%	1.78%

Expenses to average net assets (net of fees waived/reimbursed)	0.75%	0.75%	0.75%	0.79%	0.90%

Net investment income to average net assets	1.59%	0.99%	1.20%	1.62%	1.07%

Portfolio turnover rate	33%	38%	51%	44%	43%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Emerging Markets Research Portfolio Institutional Class

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.15	$11.21	$11.42	$10.82	$13.01

Increase (Decrease) in Net Assets from Operations

Net investment income(1)	0.10	0.10	0.09	0.15	0.12

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(3.73)	2.04	0.17	1.35	(1.34)

Net increase (decrease) from investment operations	(3.63)	2.14	0.26	1.50	(1.22)

Distributions to Shareholders from:

Net investment income	(0.11)	(0.07)	(0.14)	(0.09)	(0.23)

Net realized gain from investments	(1.08)	(0.13)	(0.33)	(0.81)	(0.74)

Total distributions	(1.19)	(0.20)	(0.47)	(0.90)	(0.97)

Net asset value, end of year	$8.33	$13.15	$11.21	$11.42	$10.82

Total Return	(30.09)%	19.18%	2.19%	15.05%	(10.24)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$6,214	$9,065	$7,367	$7,198	$5,702

Expenses to average net assets	2.36%	2.30%	2.40%	2.29%	2.90%

Expenses to average net assets (net of fees waived/reimbursed)	1.15%	1.15%	1.15%	1.19%	1.30%

Net investment income to average net assets	0.94%	0.76%	0.83%	1.35%	0.93%

Portfolio turnover rate	43%	45%	67%	58%	55%

(1)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Chinese Equity Portfolio Institutional Class

	2022	2021(1)

Net asset value, beginning of year	$9.36	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income (loss)(2)	0.02	(0.02)

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(4.33)	(0.62)

Net increase (decrease) from investment operations	(4.31)	(0.64)

Distributions to Shareholders from:

Net investment income	(0.03)	—

Net asset value, end of year	$5.02	$9.36

Total Return	(46.20)%	(6.40	)%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,600	$3,942

Expenses to average net assets	4.01%	7.00	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.15%	1.15	%(B)

Net investment income (loss) to average net assets	0.27%	(0.23	)%(B)

Portfolio turnover rate	42%	17	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from December 16, 2020 (commencement of operations) through October 31, 2021.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	Emerging Markets ex China Portfolio Institutional Class

	2022(1)

Net asset value, beginning of year	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.01

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(0.24)

Net increase (decrease) from investment operations	(0.23)

Distributions to Shareholders from:

Net investment income	—

Net asset value, end of year	$9.77

Total Return	(2.30	)%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,039

Expenses to average net assets	13.55	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	1.10	%(B)

Net investment income to average net assets	0.99	%(B)

Portfolio turnover rate	1	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Financial Highlights (continued)

For the Fiscal Years Ended October 31

	International Developed Markets Equity Portfolio Institutional Class

	2022(1)

Net asset value, beginning of year	$10.00

Increase (Decrease) in Net Assets from Operations

Net investment income(2)	0.01

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	0.33

Net increase (decrease) from investment operations	0.34

Distributions to Shareholders from:

Net investment income	—

Net asset value, end of year	$10.34

Total Return	3.40	%(A)

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$1,987

Expenses to average net assets	23.52	%(B)

Expenses to average net assets (net of fees waived/reimbursed)	0.80	%(B)

Net investment income to average net assets	1.00	%(B)

Portfolio turnover rate	3	%(A)

(A)	Not Annualized.

(B)	Annualized.

(1)	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

(2)	Net investment income per share was calculated using the average shares outstanding method.

See Notes to Financial Statements

Harding, Loevner Funds, Inc.

Notes to Financial Statements

October 31, 2022

1. Organization

Harding, Loevner Funds, Inc. (the “Fund”) was organized as a Maryland corporation on July 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently has eleven separate diversified Portfolios and one non-diversified Portfolio, all of which were active as of October 31, 2022 (individually, a “Portfolio”, collectively, the “Portfolios”). The Fund is managed by Harding Loevner LP (the “Investment Adviser”).

Portfolio	Inception Date	Investment Objective
Global Equity Portfolio (“Global Equity”)	Institutional Class: November 3, 2009 Institutional Class Z: August 1, 2017 Advisor Class: December 1, 1996	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Portfolio (“International Equity”)	Institutional Class: May 11, 1994* Institutional Class Z: July 17, 2017 Investor Class: September 30, 2005	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
International Small Companies Portfolio (“International Small Companies”)	Institutional Class: June 30, 2011 Investor Class: March 26, 2007	to seek long-term capital appreciation through investments in equity securities of small companies based outside the United States
Institutional Emerging Markets Portfolio** (“Institutional Emerging Markets”)	Institutional Class (Formerly Class I): October 17, 2005 Institutional Class Z (Formerly Class II): March 5, 2014	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Emerging Markets Portfolio** (“Emerging Markets”)	Advisor Class: November 9, 1998	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Frontier Emerging Markets Portfolio (“Frontier Emerging Markets”)	Institutional Class I: May 27, 2008 Institutional Class II: March 1, 2017 Investor Class: December 31, 2010	to seek long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets
Global Equity Research Portfolio (“Global Equity Research”)	Institutional Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States
International Equity Research Portfolio (“International Equity Research”)	Institutional Class: December 17, 2015	to seek long-term capital appreciation through investments in equity securities of companies based outside the United States
Emerging Markets Research Portfolio (“Emerging Markets Research”)	Institutional Class: December 19, 2016	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets
Chinese Equity Portfolio (“Chinese Equity”)	Institutional Class: December 16, 2020	to seek long-term capital appreciation through investments in equity securities of Chinese companies
Emerging Markets ex China Portfolio (“Emerging Markets ex China”)	Institutional Class: September 14, 2022	to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets.
International Developed Markets Equity Portfolio (“International Developed Markets Equity”)	Institutional Class: September 28, 2022	to seek long-term capital appreciation through investments in equity securities of companies based in developed markets outside the United States

* The International Equity Portfolio is the successor to the HLM International Equity Portfolio of AMT Capital Fund, Inc., pursuant to a reorganization that took place on October 31, 1996. Information for periods prior to October 31, 1996, is historical information for the predecessor portfolio.

** Effective March 1, 2019, the Institutional Emerging Markets and Emerging Markets Portfolios’ shares are generally available for purchase by new and existing shareholders, subject to certain limitations that may apply at the Fund’s discretion.

2. Summary of Significant Accounting Policies

The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States (“GAAP”) for investment companies. Accordingly, the Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services - Investment Companies”. The following is a summary of the Fund’s significant accounting policies:

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

2. Summary of Significant Accounting Policies (continued)

Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Valuation

The Board of Directors of the Fund (the “Board” or the “Directors”) has approved procedures (“Procedures”) to govern the valuation of the securities held by each Portfolio of the Fund in accordance with the 1940 Act and Rule 2a-5 thereunder. The Procedures incorporate principles set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff, including guidance on the obligations of the Portfolios and their Directors to determine, in good faith, the fair value of the Portfolios’ securities when market quotations are not “readily available”, as defined by Rule 2a-5.

In determining a Portfolio’s net asset value per share (“NAV”), each equity security traded on a securities exchange, including the NASDAQ Stock Market, and over-the-counter securities, are first valued at the closing price on the exchange or market designated by the Fund’s accounting agent as the principal exchange (each, a “principal exchange”). The closing price provided by the Fund’s accounting agent for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Shares of open-end mutual funds including money market funds are valued at NAV. Such securities are typically categorized as “Level 1” pursuant to the hierarchy described below.

Since trading in many foreign securities is normally completed before the time at which a Portfolio calculates its NAV, the effect on the value of such securities held by a Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices. To address this issue, the Board has approved the daily use of quantitative models provided by an approved pricing service that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Portfolio to value a security higher, lower or equal to its closing market price, which in turn could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolios. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated on the Portfolios’ Portfolio of Investments as being “fair valued”. Securities with an adjustment factor greater than or less than 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 2” and securities with an adjustment factor equal to 1, which are absent the use of significant unobservable inputs into their valuation, are categorized as “Level 1” pursuant to the hierarchy described below.

Any securities for which market quotations are not “readily available”, as defined by Rule 2a-5, are priced by the Investment Adviser, as valuation designee, at “fair value as determined in good faith”, in accordance with the Procedures. Such securities are identified on the Portfolios’ Portfolio of Investments as securities valued at “fair value as determined in good faith” and absent the use of significant unobservable inputs into their valuation, such securities would be categorized as “Level 2” pursuant to the hierarchy described below.

GAAP has established a hierarchy for NAV determination purposes in which various inputs are used in determining the value of each Portfolio’s assets or liabilities. GAAP defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. This may include the quantitative models and/or the inputs to the quantitative models used in the valuation technique described above. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

2. Summary of Significant Accounting Policies (continued)

Level 1 unadjusted quoted prices in active markets for identical assets

Level 2 other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a summary of the Portfolios’ investments classified by Level 1, Level 2 and Level 3 and security type as of October 31, 2022. Please refer to each Portfolio’s Portfolio of Investments to view individual securities classified by industry type and country.

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

Global Equity
Common Stocks	$730,909,555	$251,212,230	$—		$982,121,785
Short Term Investments	27,278,526	—	—		27,278,526

Total Investments	$758,188,081	$251,212,230	$—		$1,009,400,311
International Equity
Common Stocks	$3,549,295,872	$9,978,301,954	$—	‡	$13,527,597,826
Short Term Investments	469,312,346	—	—		469,312,346

Total Investments	$4,018,608,218	$9,978,301,954	$—		$13,996,910,172
International Small Companies
Common Stocks	$114,292,254	$354,351,933	$—		$468,644,187
Short Term Investments	15,013,108	—	—		15,013,108

Total Investments	$129,305,362	$354,351,933	$—		$483,657,295
Institutional Emerging Markets
Common Stocks	$679,350,572	$1,849,921,118	$—	‡	$2,529,271,690
Preferred Stocks	93,730,127	—	—		93,730,127
Short Term Investments	47,286,911	—	—		47,286,911

Total Investments	$820,367,610	$1,849,921,118	$—		$2,670,288,728
Emerging Markets
Common Stocks	$356,360,781	$970,388,920	$—	‡	$1,326,749,701
Preferred Stocks	49,167,350	—	—		49,167,350
Short Term Investments	23,869,801	—	—		23,869,801

Total Investments	$429,397,932	$970,388,920	$—		$1,399,786,852
Frontier Emerging Markets
Common Stocks	$33,506,072	$127,523,985	$—		$161,030,057
Preferred Stocks	3,972,993	—	—		3,972,993
Short Term Investments	2,879,760	—	—		2,879,760

Total Investments	$40,358,825	$127,523,985	$—		$167,882,810
Global Equity Research
Common Stocks	$3,790,927	$3,252,575	$—	‡	$7,043,502
Preferred Stocks	61,549	19,412	—		80,961
Short Term Investments	119,103	—	—		119,103

Total Investments	$3,971,579	$3,271,987	$—		$7,243,566

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

2. Summary of Significant Accounting Policies (continued)

Portfolio	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total

International Equity Research
Common Stocks	$2,005,898	$7,956,445	$—	‡	$9,962,343
Preferred Stocks	122,589	64,234	—		186,823
Short Term Investments	231,828	—	—		231,828

Total Investments	$2,360,315	$8,020,679	$—		$10,380,994
Emerging Markets Research
Common Stocks	$1,598,443	$4,355,298	$—	‡	$5,953,741
Preferred Stocks	143,089	—	—		143,089
Short Term Investments	78,235	—	—		78,235

Total Investments	$1,819,767	$4,355,298	$—		$6,175,065
Chinese Equity
Common Stocks	$—	$2,532,554	$—		$2,532,554
Short Term Investments	72,238	—	—		72,238

Total Investments	$72,238	$2,532,554	$—		$2,604,792
Emerging Markets ex China
Common Stocks	$1,033,496	$1,813,103	$—		$2,846,599
Preferred Stocks	82,737	—	—		82,737
Short Term Investments	60,933	—	—		60,933

Total Investments	$1,177,166	$1,813,103	$—		$2,990,269
International Developed Markets Equity
Common Stocks	$378,710	$1,504,067	$—		$1,882,777
Short Term Investments	949	—	—		949

Total Investments	$379,659	$1,504,067	$—		$1,883,726

‡	Investments categorized as level 3 security that is effectively valued at zero.

As of October 31, 2022, there were investments related to five companies held within the Portfolios, all of which were effectively valued at zero due to the inability of the Portfolios to transact in these investments, the lack of visibility on when the Portfolios may do so, and the lack of readily available market prices for such investments. All of these factors are related to the Russian invasion of Ukraine and responses to that event. The value of these securities compared to the Portfolio’s net assets is not material and therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

Securities

For financial reporting purposes, all securities transactions are recorded on a trade date basis, as of the last business day in the reporting period. Throughout the reporting period, securities transactions are typically accounted for on a trade date – plus one business day basis. Interest income and expenses are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Portfolio is informed of such dividends). The Portfolios use the specific identification method for determining realized gains or losses from sales of securities.

Dividends to Shareholders

It is the policy of the Portfolios to declare dividends from net investment income annually. Net short-term and long-term capital gains distributions for the Portfolios, if any, are also normally distributed on an annual basis.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

2. Summary of Significant Accounting Policies (continued)

Dividends from net investment income and distributions from net realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Portfolios for financial reporting purposes. Differences result primarily from foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. In general, to the extent that any differences, which are permanent in nature, result in over distributions to shareholders, the amount of the over distribution is reclassified within the capital accounts based on its federal tax basis treatment and may be reported as return of capital. Temporary differences do not require reclassification.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of the Portfolios’ securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investment transactions” and “Change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Net realized gains and losses from foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

Expenses

Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. If an expense is incurred at the Portfolio level, it is generally apportioned among the classes of that Portfolio based upon relative net assets of each respective class. Certain expenses are incurred at the class level and charged only to that particular class. These expenses may be class specific (i.e., distribution fees charged only to a particular class) or they may be identifiable to a particular class (i.e., the costs related to mailing shareholder reports to shareholders of a particular class).

Organization and Offering Fees

Costs incurred by the International Developed Markets Equity and Emerging Markets ex China Portfolios in connection with their organization were expensed as they were incurred. Costs related to the offering of shares were deferred and amortized on a straight line basis over the twelve-month period from the date of commencement of operations of the Portfolios.

Indemnifications

Under the Fund’s organizational document, its officers and Board are indemnified against certain liability arising out of the performance of their duties to the Portfolios. In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Transactions with Affiliates and Significant Agreements

The Board has approved investment advisory agreements with the Investment Adviser. Advisory fees are computed daily and paid monthly based on the average daily net assets of each Portfolio. The Investment Adviser has contractually agreed to reduce its fee and/or reimburse the Portfolios for other operating expenses to the extent that aggregate expenses, excluding certain non-operating expenses, exceed certain annual rates of the average daily net assets of each class.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

3. Transactions with Affiliates and Significant Agreements (continued)

The following annualized advisory fees and contractual expense limits were in effect for the year ended October 31, 2022. The advisory fees are charged at the Portfolio level as a whole and expense limitations are at the class specific level.

Portfolio	First $1 billion of assets	Next $1 billion of assets	Next $1 billion of assets	Over $3 billion of assets	Over $4 billion of assets	Over $5 billion of assets	Contractual Expense Limit(a)
Global Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.90%
Global Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	0.80%
Global Equity–Advisor Class	0.75%	0.73%	0.71%	0.69%	0.69%	0.69%	1.20%
International Equity–Institutional Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.00%
International Equity–Institutional Class Z	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	0.80%
International Equity–Investor Class	0.75%	0.73%	0.71%	0.69%	0.67%	0.65%	1.25%
International Small Companies–Institutional Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.15%
International Small Companies–Investor Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.30	%(b),(c)
Institutional Emerging Markets–Institutional Class	1.00%	0.98%	0.96%	0.94%	0.94%	0.94%	1.10%
Institutional Emerging Markets–Institutional Class Z	1.00%	0.98%	0.96%	0.94%	0.94%	0.94%	1.00%
Emerging Markets–Advisor Class	1.00%	0.98%	0.96%	0.94%	0.94%	0.94%	1.30%
Frontier Emerging Markets–Institutional Class I	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.75%
Frontier Emerging Markets–Institutional Class II	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Frontier Emerging Markets–Investor Class	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	2.00%
Global Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80%
International Equity Research–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.75%
Emerging Markets Research–Institutional Class	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.15%
Chinese Equity–Institutional Class	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	1.15%
Emerging Markets ex China–Institutional Class	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.10	%(c)
International Developed Markets Equity–Institutional Class	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.80	%(c)

(a)

Effective through February 28, 2023 for each Portfolio except International Small Companies–Investor Class, International Developed Markets Equity-Institutional Class and Emerging Markets ex China-Institutional Class.

(b)	Prior to July 1, 2022, the Investment Adviser had contractually agreed to cap the expenses for the International Small Companies Portfolio Investor Class at 1.40%.

(c)	Effective through February 28, 2024.

For the year ended October 31, 2022, the Investment Adviser waived and/or reimbursed the following amounts pursuant to the contractual expense limits described above:

Portfolio	Fees waived and/or reimbursed by the Investment Adviser
International Small Companies-Investor Class	$ 26,119
Institutional Emerging Markets-Institutional Class	716,916
Institutional Emerging Markets-Institutional Class Z	206,524
Frontier Emerging Markets-Institutional Class II	178,585
Frontier Emerging Markets-Investor Class	12,227
Global Equity Research-Institutional Class	85,578
International Equity Research-Institutional Class	88,343
Emerging Markets Research-Institutional Class	91,967
Chinese Equity-Institutional Class	105,952
Emerging Markets ex China-Institutional Class	47,349
International Developed Markets Equity-Institutional Class	40,100

The Fund has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

3. Transactions with Affiliates and Significant Agreements (continued)

Northern Trust also serves as custodian of each Portfolio’s securities and cash, transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios.

Foreside Management Services, LLC provides compliance support to the Fund’s Chief Compliance Officer. Fees paid pursuant to these services are shown as “Compliance officers’ fees and expenses” on the Statements of Operations.

The Fund has adopted an Amended Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). Under the Distribution Plan, the Investor Class of each of the International Equity, International Small Companies and Frontier Emerging Markets Portfolios may pay underwriters, distributors, dealers or brokers a fee at an annual rate of up to 0.25% of the average daily net assets of the Portfolio’s Investor Class shares for services or expenses arising in connection with activities primarily intended to result in the sale of Investor Class shares of the Portfolios or for Shareholder Services (defined below) consistent with those described under the Shareholder Servicing Plan.

The Fund, on behalf of the Portfolios, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Portfolio shares. These intermediaries assess fees in consideration for providing certain account maintenance, recordkeeping and transactional and other shareholder services (collectively, “Shareholder Services”). With the exception of Institutional Class Z, each Portfolio or class is authorized, pursuant to a Shareholder Servicing Plan, to pay to each intermediary an annual rate of up to 0.25% of its average daily net assets attributable to that intermediary (subject to the contractual expense limits described above) for such Shareholder Services. Because of the contractual expense limits on certain Portfolios’ fees and expenses, the Investment Adviser paid a portion of the Portfolios’ share of these fees during the year ended October 31, 2022. Such payments, if any, are included in the table above under the caption “Fees waived and/or reimbursed by the Investment Adviser”.

A Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Directors. For the year ended October 31, 2022, no Portfolios engaged in purchases and/or sales of securities from an affiliated portfolio in compliance with Rule 17a-7 of the 1940 Act.

4. Class Specific Expenses

The class level expenses for the year ended October 31, 2022, were as follows for each Portfolio:

Portfolio	Distribution Fees	State Registration Filing Fees	Printing and Postage Fees	Transfer Agent Fees and Expenses	Shareholder Servicing Fees

Global Equity–Institutional Class	$—	$29,680	$8,272	$5,005	$566,981
Global Equity–Institutional Class Z	—	20,209	1,638	1,212	—
Global Equity–Advisor Class	—	18,720	—	2,455	86,129
International Equity–Institutional Class	—	109,672	285,368	268,583	12,272,591
International Equity–Institutional Class Z	—	36,940	130,956	16,327	—
International Equity–Investor Class	800,183	27,694	40,948	17,004	395,928
International Small Companies–Institutional Class	—	30,880	29,791	—	370,902
International Small Companies–Investor Class	97,790	20,645	2,781	1,119	41,753
Institutional Emerging Markets–Institutional Class	—	42,179	111,809	11,103	3,402,055
Institutional Emerging Markets–Institutional Class Z	—	25,810	9,734	5,480	—
Emerging Markets–Advisor Class	—	64,564	169,230	—	3,602,730
Frontier Emerging Markets–Institutional Class I	—	18,799	2,155	953	51,794
Frontier Emerging Markets–Institutional Class II	—	17,194	101	247	—
Frontier Emerging Markets–Investor Class	19,826	17,814	1,020	785	11,811
Global Equity Research–Institutional Class	—	22,396	83	475	—
International Equity Research–Institutional Class	—	23,513	383	530	997
Emerging Markets Research–Institutional Class	—	22,410	407	513	283
Chinese Equity–Institutional Class	—	21,049	368	742	230
Emerging Markets ex China–Institutional Class*	—	3,431	161	98	—
International Developed Markets Equity–Institutional Class**	—	2,409	161	69	—

*	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

**	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

5. Investment Transactions

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended October 31, 2022, were as follows for each Portfolio:

Portfolio	Purchase Cost of Investment Securities	Proceeds from Sales of Investment Securities

Global Equity	$ 476,517,345	$690,631,000
International Equity	2,750,705,959	3,991,585,020
International Small Companies	213,666,924	124,954,325
Institutional Emerging Markets	1,050,459,058	2,579,837,089
Emerging Markets	843,017,478	1,950,554,497
Frontier Emerging Markets	33,611,618	34,787,687
Global Equity Research	2,805,824	2,811,077
International Equity Research	4,065,199	4,303,122
Emerging Markets Research	3,184,673	3,269,372
Chinese Equity	2,518,945	1,513,674
Emerging Markets ex China*	3,045,741	39,781
International Developed Markets Equity**	1,880,673	61,665

*	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

**	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

6. In-Kind Redemptions

During the year ended October 31, 2022, the International Equity Portfolio delivered portfolio securities rather than cash in exchange for the redemption of shares for certain investors (in-kind redemptions). These investors received readily marketable securities that were valued on the redemption date using the same method employed in calculating the Portfolio’s NAV per share. The International Equity Portfolio had in-kind redemptions of approximately $73,824,231. The redemption amounts are included in “Net increase (decrease) in net assets from portfolio share transactions” on the Statements of Changes in Net Assets. Net gain of approximately $41,683,876 on the securities resulting from such in-kind redemptions are included in “Net realized gain (loss) on investments and foreign currency transactions” in the Statements of Changes in Net Assets. For financial reporting purposes, these transactions are treated as sales of securities and the resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For tax purposes, no gains or losses are recognized.

7. Capital Share Transactions

Transactions in capital shares for the year ended October 31, 2022, were as follows for each Portfolio:

							Net	Net
		Proceeds	Shares From	Reinvestment		Payments	Increase	Increase
	Shares	From	Reinvested	of	Shares	for Shares	(Decrease)	(Decrease)
	Sold	Shares Sold	Dividends	Dividends	Redeemed	Redeemed	in Shares	in Net Assets

Global Equity
Institutional Class	4,499,014	$163,935,948	3,943,187	$176,536,474	(9,138,598)	$(333,756,177)	(696,397)	$6,716,245
Institutional Class Z	177,195	6,768,641	1,048,461	46,971,052	(660,623)	(27,975,151)	565,033	25,764,542
Advisor Class	85,512	3,344,463	159,875	7,138,414	(362,000)	(12,930,489)	(116,613)	(2,447,612)
International Equity
Institutional Class	121,556,775	3,130,568,965	11,513,852	335,974,199	(209,556,327)	(5,199,499,358)	(76,485,700)	(1,732,956,194)
Institutional Class Z	35,957,143	927,103,574	2,485,478	72,476,537	(17,121,493)	(436,550,437)	21,321,128	563,029,674
Investor Class	3,248,977	83,706,469	279,397	8,155,604	(7,681,750)	(185,789,421)	(4,153,376)	(93,927,348)
International Small Companies
Institutional Class	12,760,628	225,781,592	710,008	14,860,475	(7,489,974)	(132,604,022)	5,980,662	108,038,045
Investor Class	426,937	7,516,379	62,997	1,304,026	(677,265)	(11,792,670)	(187,331)	(2,972,265)
Institutional Emerging Markets
Institutional Class	45,070,778	925,238,726	1,366,081	32,977,191	(127,900,747)	(2,497,513,793)	(81,463,888)	(1,539,297,876)
Institutional Class Z	4,223,110	96,480,073	178,360	4,316,319	(9,816,205)	(193,225,310)	(5,414,735)	(92,428,918)
Emerging Markets
Advisor Class	14,020,894	725,209,438	4,567,688	267,209,765	(39,441,987)	(1,871,896,415)	(20,853,405)	(879,477,212)

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

7. Capital Share Transactions (continued)

							Net	Net
		Proceeds	Shares From	Reinvestment		Payments	Increase	Increase
	Shares	From	Reinvested	of	Shares	for Shares	(Decrease)	(Decrease)
	Sold	Shares Sold	Dividends	Dividends	Redeemed	Redeemed	in Shares	in Net Assets

Frontier Emerging Markets
Institutional Class I	2,866,309	$21,310,690	80,150	$ 682,875	(2,749,323)	$(21,111,289)	197,136	$882,276
Institutional Class II	—	—	119,815	1,026,818	—	—	119,815	1,026,818
Investor Class	104,395	801,129	4,964	42,195	(188,853)	(1,445,992)	(79,494)	(602,668)
Global Equity Research
Institutional Class	1	10	73,566	1,055,667	(6,957)	(102,815)	66,610	952,862
International Equity Research
Institutional Class	18,703	212,600	136,234	1,698,835	(58,784)	(705,529)	96,153	1,205,906
Emerging Markets Research
Institutional Class	14,127	142,899	71,408	819,048	(29,111)	(323,200)	56,424	638,747
Chinese Equity
Institutional Class	179,957	1,533,831	1,233	11,045	(84,681)	(641,499)	96,509	903,377
Emerging Markets ex China
Institutional Class*	310,900	3,109,000	—	—	—	—	310,900	3,109,000
International Developed Markets Equity
Institutional Class**	192,100	1,921,000	—	—	—	—	192,100	1,921,000

*	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

**	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

Transactions in capital shares for the year ended October 31, 2021, were as follows for each Portfolio:

							Net	Net
		Proceeds	Shares From	Reinvestment		Payments	Increase	Increase
	Shares	From	Reinvested	of	Shares	for Shares	(Decrease)	(Decrease)
	Sold	Shares Sold	Dividends	Dividends	Redeemed	Redeemed	in Shares	in Net Assets

Global Equity
Institutional Class	2,755,173	$134,959,470	1,350,884	$61,262,574	(3,594,707)	$(177,912,826)	511,350	$18,309,218
Institutional Class Z	1,253,152	60,994,104	296,046	13,419,766	(1,334,691)	(67,042,458)	214,507	7,371,412
Advisor Class	260,555	12,723,575	72,150	3,270,573	(591,279)	(29,240,671)	(258,574)	(13,246,523)
International Equity
Institutional Class	135,837,628	3,960,640,326	3,415,990	94,725,399	(116,226,503)	(3,408,764,560)	23,027,115	646,601,165
Institutional Class Z	40,762,511	1,210,064,860	756,652	20,966,814	(27,234,972)	(808,810,658)	14,284,191	422,221,016
Investor Class	3,429,544	101,106,880	59,184	1,641,770	(4,364,393)	(124,448,384)	(875,665)	(21,699,734)
International Small Companies
Institutional Class	7,747,074	162,134,735	29,893	569,448	(3,321,648)	(69,970,353)	4,455,319	92,733,830
Investor Class	178,402	3,648,929	661	12,455	(310,774)	(6,371,973)	(131,711)	(2,710,589)
Institutional Emerging Markets
Institutional Class	39,751,528	1,033,720,059	773,359	19,248,905	(43,255,578)	(1,125,114,886)	(2,730,691)	(72,145,922)
Institutional Class Z	6,828,128	178,141,359	126,142	3,145,987	(8,363,042)	(220,163,091)	(1,408,772)	(38,875,745)
Emerging Markets
Advisor Class	11,237,277	764,954,443	203,160	13,223,728	(21,865,322)	(1,501,100,934)	(10,424,885)	(722,922,763)
Frontier Emerging Markets
Institutional Class I	3,693,948	29,496,185	132,190	1,028,440	(3,620,253)	(29,434,849)	205,885	1,089,776
Institutional Class II	—	—	291,739	2,278,483	(4,064,425)	(33,725,470)	(3,772,686)	(31,446,987)
Investor Class	152,653	1,225,142	17,809	138,196	(600,304)	(4,763,885)	(429,842)	(3,400,547)
Global Equity Research
Institutional Class	34	501	15,309	217,846	—	—	15,343	218,347
International Equity Research
Institutional Class	14,627	208,669	36,323	489,632	(51,422)	(733,085)	(472)	(34,784)
Emerging Markets Research
Institutional Class	22,627	302,608	10,514	134,267	(653)	(8,647)	32,488	428,228

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

7. Capital Share Transactions (continued)

							Net	Net
		Proceeds	Shares From	Reinvestment		Payments	Increase	Increase
	Shares	From	Reinvested	of	Shares	for Shares	(Decrease)	(Decrease)
	Sold	Shares Sold	Dividends	Dividends	Redeemed	Redeemed	in Shares	in Net Assets

Chinese Equity
Institutional Class*	421,003	$4,280,500	—	$—	—	$—	421,003	$4,280,500

*	For the period from December 16, 2020 (commencement of operations) through October 31, 2021.

8. Income Tax

The cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments at October 31, 2022, for each of the Portfolios were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation /
Portfolio	Appreciation	Depreciation	(Depreciation)	Cost

Global Equity	$195,860,803	$(133,220,506)	$62,640,297	$946,760,014
International Equity	3,204,039,092	(1,841,401,977)	1,362,637,115	12,634,273,057
International Small Companies	56,322,999	(86,856,359)	(30,533,360)	514,190,655
Institutional Emerging Markets	685,127,442	(776,177,371)	(91,049,929)	2,761,338,657
Emerging Markets	377,920,518	(286,858,851)	91,061,667	1,308,725,185
Frontier Emerging Markets	22,452,233	(20,408,197)	2,044,036	165,838,774
Global Equity Research	1,128,586	(1,426,147)	(297,561)	7,541,127
International Equity Research	1,008,421	(2,622,162)	(1,613,741)	11,994,735
Emerging Markets Research	582,497	(2,093,208)	(1,510,711)	7,685,776
Chinese Equity	1,900	(1,880,630)	(1,878,730)	4,483,522
Emerging Markets ex China	109,993	(186,014)	(76,021)	3,066,290
International Developed Markets Equity	96,665	(36,152)	60,513	1,823,213

It is the policy of each Portfolio of the Fund to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; therefore, no federal income tax provision is required.

The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption “Deferred capital gains tax” and as a reduction in “Distributable earnings”. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in “Net realized gain (loss) on Investment Transactions”. The Portfolios seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption “Tax reclaims receivable”.

Management has performed an analysis of each Portfolio’s tax positions for the open tax years as of October 31, 2022, and has concluded that no provisions for income tax are required. The Portfolios’ federal tax returns for the prior three fiscal years (open tax years: October 31, 2020; October 31, 2021; October 31, 2022) remain subject to examination by the Portfolios’ major tax jurisdictions, which include the United States, the State of New Jersey and the State of Maryland. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolios. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

8. Income Tax (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2022 and 2021 were as follows:

	Distributions From

	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Portfolio	2022	2022	2021	2021

Global Equity	$25,226,683	$218,044,994	$10,667,822	$75,826,990
International Equity	304,870,793	229,955,619	147,195,007	—
International Small Companies	1,591,579	15,922,215	622,621	—
Institutional Emerging Markets	44,801,573	—	26,645,680	—
Emerging Markets	20,227,648	269,068,922*	14,604,731	—
Frontier Emerging Markets	1,827,725	—	3,730,104	—
Global Equity Research	275,005	780,662	190,800	27,046
International Equity Research	639,474	1,059,361	489,632	—
Emerging Markets Research	278,543	540,505	66,856	67,411
Chinese Equity	11,045	—	—	—

*	This amount does not include tax equalization utilized of $46,349,498 which the Fund designated as being distributed to shareholders upon their redemption of shares.

As of October 31, 2022, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation	Accumulated
Portfolio	Income	Capital Gains	Other Losses	(Depreciation)(1)	Earnings/(Deficit)

Global Equity	$—	$—	$(174,565)	$62,576,922	$62,402,357
International Equity	365,137,514	—	(58,148,818)	1,360,038,395	1,667,027,091
International Small Companies	3,730,317	7,560,617	—	(30,653,747)	(19,362,813)
Institutional Emerging Markets	24,039,983	—	(74,333,569)	(98,199,699)	(148,493,285)
Emerging Markets	10,426,911	101,851,078	—	87,179,178	199,457,167
Frontier Emerging Markets	3,560,898	—	(106,394,078)	1,487,850	(101,345,330)
Global Equity Research	80,904	373,656	—	(300,614)	153,946
International Equity Research	172,567	232,023	(4,394)	(1,620,998)	(1,220,802)
Emerging Markets Research	45,681	—	(138,048)	(1,521,843)	(1,614,210)
Chinese Equity	12,320	—	(715,857)	(1,878,730)	(2,582,267)
Emerging Markets ex China*	7,613	—	(811)	(76,009)	(69,207)
International Developed Markets Equity**	5,381	—	—	60,500	65,881

*	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

**	For the period from September 28, 2022 (commencement of operations) through October 31, 2022.

(1) The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on certain sale of securities. Unrealized Appreciation (Depreciation) includes amounts related to foreign currency and currency translations.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

8. Income Tax (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses.

At October 31, 2022, capital losses incurred that will be carried forward indefinitely under provisions of the Act were as follows:

Portfolio	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward

Global Equity	$(174,565)	$—
International Equity	(58,148,818)	—
Institutional Emerging Markets	(74,333,569)	—
Frontier Emerging Markets	(19,744,192)	(86,649,886)
Emerging Markets Research	(122,869)	(15,179)
Chinese Equity	(389,424)	(304,620)
Emerging Markets ex China*	(811)	—

*	For the period from September 14, 2022 (commencement of operations) through October 31, 2022.

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain tax expenses, the Portfolios made reclassifications among certain capital accounts. The reclassifications have no impact on the net assets of the Portfolios. As of October 31, 2022, the following reclassifications were made to the Statements of Assets and Liabilities:

Portfolio	Paid-in Capital	Distributable earnings

Global Equity	$(1,272,727)	$1,272,727
International Equity	38,917,579	(38,917,579)
Emerging Markets	46,349,498	(46,349,498)
Emerging Markets ex China	(960)	960
International Developed Markets Equity	(232)	232

During the fiscal year ended October 31, 2022, the Institutional Emerging Markets Portfolio utilized $17,751,889 in capital loss carryforwards.

9. Foreign Exchange Contracts

The Portfolios do not generally hedge foreign currency exposure, however, the Portfolios may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currency. Foreign currency transactions entered into on the spot markets serve to pay for foreign investment purchases or to convert to dollars, the proceeds from foreign investment sales or dividend and interest receipts. The Portfolios will disclose open forward currency contracts, if any, on the Portfolios of Investments. The Portfolios do not separately disclose open spot market transactions on the Portfolios of Investments. Such realized gain (loss) and unrealized appreciation (depreciation) on spot market transactions is included in “Net realized gain (loss) on foreign currency transactions” and “Change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies”, respectively, on the Portfolios’ Statements of Operations. The Portfolios held no open forward currency contracts as of or during the fiscal year ended October 31, 2022.

The Central Bank of Nigeria has implemented currency controls that significantly limit the ability to convert Nigerian Naira (NGN) to U.S. dollars. As of October 31, 2022, the Frontier Emerging Markets Portfolio had 5.2% of Nigeria exposure (comprised of 1.6% NGN and 3.6% Nigerian equities) and the Emerging Markets Research Portfolio had 0.9% of Nigeria exposure (comprised of 0.9% NGN). The NGN has been valued based on an established foreign currency benchmark rate and the Nigerian equity securities have been valued at their closing price on the Nigerian Stock Exchange. These valuation methodologies are in accordance with the Procedures and GAAP. However, the conversion rate from NGN to U.S. dollars does not reflect the impact of the aforementioned currency controls. As a result, the value of NGN currently held, any proceeds from the sale of Nigerian equities received by the Frontier Emerging Markets and Emerging Markets Research Portfolios, or dividends received by the Portfolios in connection with their investment in such Nigerian equities, may differ materially once converted from NGN to U.S. dollars.

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

10. Concentration of Ownership

At October 31, 2022, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate shares outstanding of each Portfolio were as follows:

	No. of Shareholders	% Ownership

Global Equity	2	42.79	%*
International Equity	2	25.90	%*
International Small Companies	3	52.83	%*
Institutional Emerging Markets	2	53.04	%*
Emerging Markets	4	88.25	%*
Frontier Emerging Markets	3	47.03	%*
Global Equity Research	2	84.22%
International Equity Research	3	74.60	%*
Emerging Markets Research	2	73.60%
Chinese Equity	1	51.55%
Emerging Markets ex China	2	64.33%
International Developed Markets Equity	2	78.08%

*	Includes omnibus positions of broker-dealers representing numerous shareholder accounts.

Investment activities of these shareholders may have a material effect on the Portfolios.

11. Concentration of Risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in U.S. issuers. These risks include revaluation of currencies; adverse fluctuations in foreign currency values; and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolios are authorized to invest.

The Frontier Emerging Markets Portfolio is permitted to invest up to 35% of its total assets in companies in the same industry, if, at the time of investment, that industry represents 20% or more of the Frontier Emerging Markets Portfolio’s benchmark index. During periods when the Frontier Emerging Markets Portfolio has invested more than 25% of its total assets in companies in the same industry, it will operate as a concentrated portfolio and be subject to additional risks and greater volatility. Such additional risks include increased competition within the industry, or changes in legislation, or government regulations affecting the industry. The value of the Frontier Emerging Markets Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. Such risks may be magnified with respect to securities of issuers in Frontier Emerging Markets. At October 31, 2022, the Frontier Emerging Markets Portfolio’s investment in the Banking industry amounted to 33.09% of its total assets.

As a non-diversified fund, the Chinese Equity Portfolio has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect the Chinese Equity Portfolio’s performance more than if the Chinese Equity Portfolio were invested in a larger number of issuers.

Investing in securities issued by companies located in Russia involves significant risks, including legal, regulatory, currency and economic risks that are specific to Russia. In addition, investing in securities issued by companies located in Russia involves risks associated with the settlement of portfolio transactions and loss of a Portfolio’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. Governments in the U.S. and many other countries have imposed economic sanctions on certain Russian individuals and Russian corporate and banking entities. A number of jurisdictions may also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Portfolio invests. Actual and threatened responses to such military action may also impact the markets for certain Russian

Harding, Loevner Funds, Inc.

Notes to Financial Statements (continued)

October 31, 2022

11. Concentration of Risk (continued)

commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally. Such responses could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities and/or assets.

12. Pandemic Risk

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic has significantly impacted the global economy, individual companies, and financial markets in general and throughout the world has created significant uncertainty. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict.

13. Line of Credit

The Fund has a $300 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Portfolios participate and collateral requirements apply, there is no assurance that an individual Portfolio will have access to the entire $300 million at any particular time. Interest is charged to each Portfolio based on its borrowings at an amount above the Federal Funds rate, subject to a minimum rate. In addition, a facility fee is computed at an annual rate of 0.25% on the line of credit and is allocated among the Portfolios.

For the year ended October 31, 2022, Emerging Markets had an outstanding balance for four days with a maximum balance of $173,600,000 at an average weighted interest rate of 1.92%. Chinese Equity had an outstanding balance for four days with a maximum balance of $200,000 at an average weighted interest rate of 2.46%.

14. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

                                                                     KPMG LLP

                                                                     345 Park Avenue

                                                                     New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Harding, Loevner Funds, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Global Equity Portfolio, International Equity Portfolio, International Small Companies Portfolio, Institutional Emerging Markets Portfolio, Emerging Markets Portfolio, Frontier Emerging Markets Portfolio, Global Equity Research Portfolio, International Equity Research Portfolio, Emerging Markets Research Portfolio, Chinese Equity Portfolio, Emerging Markets ex China Portfolio, and International Developed Markets Equity Portfolio (each a portfolio of Harding, Loevner Funds, Inc.) (the Portfolios), including the portfolios of investments, as of October 31, 2022, the related statements of operations and changes in net assets for the Portfolios and periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the Portfolios and periods listed in Appendix A. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of October 31, 2022, the results of their operations and changes in their net assets for the Portfolios and periods listed in Appendix A, and the financial highlights for the Portfolios and periods listed in Appendix A, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Harding, Loevner Funds, Inc. Portfolios since 2006.

New York, New York

December 16, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix A

Portfolios and Periods

For the year ended October 31, 2022 (statements of operations); each of the years in the two-year period ended October 31, 2022 (statements of changes in net assets); each of the years in the five-year period ended October 31, 2022 (financial highlights):

Global Equity Portfolio

International Equity Portfolio

International Small Companies Portfolio

Institutional Emerging Markets Portfolio

Emerging Markets Portfolio

Frontier Emerging Markets Portfolio

Global Equity Research Portfolio

International Equity Research Portfolio

Emerging Markets Research Portfolio

For the year ended October 31, 2022 (statement of operations); the year ended October 31, 2022 and the period from December 16, 2020 (commencement of operations) through October 31, 2021 (statement of changes in net assets and financial highlights):

Chinese Equity Portfolio

For the period from September 14, 2022 (commencement of operations) through October 31, 2022 (statement of operations, statement of changes in net assets, and financial highlights):

Emerging Markets ex China Portfolio

For the period from September 28, 2022 (commencement of operations) through October 31, 2022 (statement of operations, statement of changes in net assets, and financial highlights):

International Developed Markets Equity Portfolio

Harding, Loevner Funds, Inc.

Supplemental Tax Information

(unaudited)

International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, Frontier Emerging Markets, Global Equity Research, International Equity Research, Emerging Markets Research, Chinese Equity, Emerging Markets ex China, and International Developed Markets Equity paid qualifying foreign taxes of $17,684,164, $958,413, $13,281,483, $8,761,722, $522,956, $14,739, $32,067, $22,716, $1,850, $653, and $493 and earned $410,443,236, $5,200,383, $51,100,847, $28,266,313, $4,300,809, $86,064, $228,338, $88,426, $11,898, $3,269, and $2,121 from foreign source income during the fiscal year ended October 31, 2022, respectively. Pursuant to Section 853 of the Internal Revenue Code, International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, Frontier Emerging Markets, Global Equity Research, International Equity Research, Emerging Markets Research, Chinese Equity, Emerging Markets ex China, and International Developed Markets Equity designated $0.0270, $0.0298, $0.0796, $0.2425, $0.0208, $0.0223, $0.0282, $0.0305, $0.0036, $0.0021, and $0.0026 per share as foreign taxes paid and $0.6268, $0.1619, $0.3064, $0.7825, $0.1710, $0.1302, $0.2010, $0.1185, $0.0230, $0.0105, and $0.0110 per share as income earned from foreign sources for the fiscal year ended October 31, 2022, respectively.

International Equity, International Small Companies, Institutional Emerging Markets, Emerging Markets, Frontier Emerging Markets, Global Equity Research, International Equity Research, Emerging Markets Research, Chinese Equity, Emerging Markets ex China, and International Developed Markets Equity had qualifying dividend income of $485,325,766, $8,545,284, $64,166,321, $38,259,711, $4,234,448, $150,525, $267,675, $114,007, $18,458, $4,067, and $3,255 respectively, during the fiscal year ended October 31, 2022.

For the fiscal year ended October 31, 2022, Global Equity Research designated 35.52% of the distributions from net investment income as qualifying for the 100% corporate dividend received deduction.

Pursuant to Section 852 of the Internal Revenue Code, International Small Companies designated $7,560,617 as a long term capital gain dividend for the fiscal year ended October 31, 2022.

Pursuant to Section 852 of the Internal Revenue Code, Emerging Markets designated $101,851,078 as a long term capital gain dividend for the fiscal year ended October 31, 2022.

Pursuant to Section 852 of the Internal Revenue Code, Global Equity Research designated $373,656 as a long term capital gain dividend for the fiscal year ended October 31, 2022.

Pursuant to Section 852 of the Internal Revenue Code, International Equity Research designated $232,023 as a long term capital gain dividend for the fiscal year ended October 31, 2022.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements

(unaudited)

The following statements reflect the basis for the approval of investment advisory agreements by the Board of Directors of Harding, Loevner Funds, Inc. during the Fund’s most recent fiscal half year.

Approval of Investment Advisory Agreement – Annual Considerations of Advisory Agreements

At an in-person meeting of the board of directors (collectively, the “Board” or “Directors” and, each, a “Director”) of Harding, Loevner Funds, Inc. (the “Fund”) held on June 10, 2022 (the “Meeting”), the Board, including a majority of those Directors who are not “interested persons” of the Fund (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) considered and approved the continuation of four investment advisory agreements (the “Advisory Agreements”): the first, between Harding Loevner LP (“Harding Loevner” or the “Adviser”) and the Fund, on behalf of the Global Equity Portfolio, the International Equity Portfolio, the International Small Companies Portfolio, the Institutional Emerging Markets Portfolio, the Emerging Markets Portfolio, and the Frontier Emerging Markets Portfolio (collectively, the “Traditional Portfolios”); the second, between the Adviser and the Fund, on behalf of the International Equity Research Portfolio (the “IER Portfolio”); the third, between the Adviser and the Fund on behalf of the Global Equity Research Portfolio (the “GER Portfolio”) and Emerging Markets Research Portfolio (the “EMR Portfolio” and together with the IER Portfolio and GER Portfolio, the “Research Portfolios”); and the fourth, between the Adviser and the Fund, on behalf of the Chinese Equity Portfolio (together with the Traditional Portfolios and the Research Portfolios, each a “Portfolio” and collectively, the “Portfolios”).

Overview of the Review Process

Prior to the Meeting, the Board established a subcommittee of the Governance Committee of the Board comprised of three Independent Directors (the “Subcommittee”) to conduct a preliminary review of the materials provided to the Board by the Adviser in connection with consideration of the Advisory Agreements, to assist the Board in its deliberations, and to liaise with the Adviser. In addition, legal counsel to the Independent Directors (“Independent Counsel”), on behalf of the Independent Directors, delivered to the Adviser a written request for information that the Board believed necessary to evaluate the terms of the Advisory Agreements. In response, the Adviser furnished materials to facilitate the Board’s evaluation of the terms of the Advisory Agreements (the “Renewal Materials”), including information on, among other things: (i) the investment performance, expenses and advisory fees of each Portfolio relative to other mutual funds and benchmark indices, as set forth in reports prepared by Strategic Insight, which has been acquired by Institutional Shareholder Services Inc. (the “ISS Reports”), a third-party fund analytics provider engaged as part of the Advisory Agreement review process; (ii) the Adviser’s profitability and costs arising from services provided to the Fund; (iii) the qualifications of the Adviser and portfolio management personnel with respect to services provided to the Portfolios; and (iv) the Adviser’s investment research capabilities and resources. The Adviser also sought to provide the foregoing information in the context of the global market-wide shift in the relative performance of growth stocks versus value stocks, the impact on Russian equities and world markets following Russia’s invasion of Ukraine in late February 2022, and new and different circumstances faced by the industry as a whole, given the continuing COVID-19 pandemic.

In preparation for the Meeting, the Adviser provided the Subcommittee with a preliminary version of the Renewal Materials for review and comment. The Subcommittee and representatives of the Adviser discussed the preliminary Renewal Materials during a telephonic meeting on May 24, 2022. Following this meeting, the Adviser revised the Renewal Materials in response to the Subcommittee’s comments and distributed the Renewal Materials in final form to the full Board. The Board also received and considered a memorandum regarding the Board’s responsibilities in connection with renewal of the Advisory Agreements prepared by Independent Counsel and Independent Counsel assisted the Independent Directors throughout the process.

At the Meeting, both in general and executive sessions, the Board considered and discussed the materials presented by the Adviser. During the presentations, the Adviser expanded on those materials and responded to specific questions from the Board. Among other things, the Adviser focused on the long-term performance records of the Portfolios and the competitiveness of the Portfolios’ advisory fees and total expense ratios. The Adviser also focused on the quality of the services provided to the Portfolios and its continued investment in personnel, technology and other resources that service the Fund, noting the continued investment in the face of declining assets under management. The Independent Directors met in executive session with Independent Counsel prior to the commencement of the Meeting and during the course of the Meeting to discuss the materials provided and information presented by the Adviser.

In evaluating continuance of the Advisory Agreements with respect to each Portfolio, among other things, the Board considered the various factors and information discussed below. The following discussion is not intended to be all-inclusive, as the Board reviewed a variety of factors and considered a significant amount of information.

Nature, Extent and Quality of Services

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

The Board evaluated the information it deemed necessary to assess the nature, extent and quality of investment advisory services provided to the Portfolios by the Adviser. The Board also considered the nature, extent and quality of the extensive non-advisory services provided to the Portfolios by the Adviser, including portfolio trading; the resources devoted to, and the record of compliance with, each Portfolio’s compliance policies and procedures; the resources devoted to the supervision of third-party service providers; and the quality and quantity of administrative and shareholder servicing. The Board noted that it received information in connection with quarterly Board and committee meetings throughout the year regarding the services rendered by the Adviser concerning the management of each Portfolio’s affairs and the Adviser’s role in coordinating providers of other services to the Portfolios.

The Adviser presented and discussed with the Board the qualifications, backgrounds and responsibilities of the Adviser’s management team and information regarding the members of each Portfolio’s portfolio management team. The Board evaluated the Adviser’s ability to attract and retain qualified investment advisory and non-advisory personnel and engaged in a discussion with the Adviser regarding its recruitment, retention and professional development programs and strategies.

The Board also considered the adequacy of the Adviser’s financial and operational resources committed to each Portfolio, and how well the Adviser utilized those resources to meet the Portfolio’s investment needs, to oversee non-investment services and to satisfy compliance requirements. The Board also considered the nature and extent of the steps taken by the Adviser to deliver the same quality of service to its clients, including the Fund, under the “hybrid” work environment brought about by the COVID-19 pandemic. The Board considered the operation of the Adviser’s business continuity plan and cybersecurity policies during its remote and “hybrid” work operations. The Board considered that the Adviser had been able to operate unimpeded, in a “business as usual” mode.

The Board further noted that, as of March 31, 2022, the Adviser had approximately $74.3 billion in assets under management and that the Fund was the Adviser’s largest client, with assets of approximately $29.2 billion. The Board took into account the benefits realized by the Portfolios from the Adviser’s affiliation with Affiliated Managers Group, Inc., an established global asset management company.

The Board considered annual and periodic reports of the Fund’s Chief Compliance Officer (the “CCO”) with respect to the effectiveness and adequacy of the Fund’s and the Adviser’s compliance programs. The Board noted the CCO’s determination that the Adviser’s compliance program is reasonably designed to prevent violations of the federal securities laws.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services historically provided and to be provided to each Portfolio under its Advisory Agreements.

Performance of the Adviser

For each Portfolio, the Board considered, among other things, the historical performance for multiple time periods ended as of March 31, 2022, including the one-year, three-year, five-year and ten-year periods (or shorter for newer Portfolios) included in the ISS Reports, compared against each Portfolio’s Morningstar Category and benchmark index. The Board considered each Portfolio’s risk relative to its respective benchmark and high active share (i.e., low overlap with holdings in benchmark indices) historically inherent in the Adviser’s investment process.

With respect to the recent performance of the Portfolios, the Board noted that for the one-year period ended March 31, 2022: each class of the Portfolios underperformed its respective benchmark index; and each class of the Global Equity Portfolio, International Equity Portfolio, Frontier Emerging Markets Portfolio, International Small Companies Portfolio, and Global Equity Research Portfolio, outperformed its respective Morningstar Category, and each of the remaining Portfolios underperformed its respective Morningstar Category.

In assessing longer term performance by the Portfolios, for the five-year period ended March 31, 2022, the Board noted that each class of the Global Equity Portfolio, International Equity Portfolio and International Small Companies Portfolio, with at least five years of operations, outperformed its respective benchmark index. Each class of the Emerging Markets Portfolio, Institutional Emerging Markets Portfolio, Frontier Emerging Markets Portfolio, International Equity Research Portfolio, Global Equity Research Portfolio and Emerging Markets Research Portfolio, with at least five years of operations underperformed its respective benchmark index; and each class of the Portfolios with at least five years of operations underperformed its respective Morningstar Category. The Board noted in their review that the Chinese Equity Portfolio had not yet completed five years of operations.

For the ten-year period ended March 31, 2022, the Board noted that, each class of the Global Equity Portfolio, International Equity Portfolio and International Small Companies Portfolio, and the Institutional Class I of the Frontier Emerging Markets Portfolio, with at least ten years of operations, outperformed its respective benchmark index; and, with the exception of the Institutional Class of the International Equity Portfolio,

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

each class of all Portfolios with at least ten years of operations underperformed its respective Morningstar Category. The Board noted in its review that the Chinese Equity Portfolio, International Equity Research Portfolio, Global Equity Research Portfolio and Emerging Markets Research Portfolios had not yet completed ten years of operations.

In addition, the Board reviewed the Adviser’s investment philosophy used to manage the Portfolios, as well as the effectiveness of the Adviser’s use of portfolio management teams for the day-to-day management of Portfolios. The Board noted the Adviser’s bottom-up, business-focused approach based on the study of individual companies and the competitive dynamics of the global industries in which those companies participate. The Board considered the Adviser’s disciplined adherence to its investment philosophy and process, in spite of the significant global developments that adversely affected the Portfolios’ market-relative returns over the twelve months to March 31, 2022 and during the month of April: (1) a global market-wide shift in the relative performance of growth stocks versus value stocks, particularly with respect to relatively higher price and higher quality growth stocks; and (2) particularly with respect to the Emerging Markets Portfolio and Institutional Emerging Markets Portfolio, following Russia’s invasion of Ukraine, the decision to fair value Russian holdings at approximately zero as a result of the sudden cessation of trading of Russian depositary receipts and the decision by the Russian government to prohibit foreign investors from the U.S. and other “unfriendly” countries from trading Russian securities on local stock exchanges. The Board also took note of the Adviser’s continued integration of environmental, social and governance (“ESG”) factors in its investment process.

In evaluating the investment performance of the Portfolios, the Board acknowledged that the Adviser’s investment style may result in periods of underperformance, but has generally produced outperformance over longer time periods. The Board found that, historically, the Portfolios performed well relative to their respective benchmark indices. The Board also considered the Adviser’s ongoing efforts to identify the causes of any underperformance and the effectiveness of these efforts. Finally, the Board considered that the Morningstar Category performance data provided within the ISS Reports was less useful with respect to the Frontier Emerging Markets Portfolio, as Morningstar did not have a Frontier Markets category at March 31, 2022 and instead compared the Portfolio to the Diversified Emerging Markets category.

Based on these considerations, the Board concluded that each Portfolio’s performance was consistent with the Adviser’s investment discipline.

Costs of the Services and Profitability of the Adviser

The Board considered information regarding the Adviser’s costs to provide investment management services to the Portfolios and the profitability to the Adviser from managing the Portfolios. In evaluating the Adviser’s profitability, the Board considered the Adviser’s profitability analyses for calendar years 2020 and 2021, noting that the Adviser’s profit margin after assumed tax, in relation to its management of the Portfolios, was slightly higher in 2021 compared to 2020. The Board also considered profitability adjusted, on a pro forma basis, for estimated provisions for federal and state corporate income taxes; each Portfolio’s expense ratio; the allocation methodology used by the Adviser to compute such profitability; and the Adviser’s contractual fee waivers and expense reimbursements with respect to the applicable Portfolios. The Board further considered profitability on a Portfolio-by-Portfolio basis, focusing on the Adviser’s profit both with and without taking into account those costs borne by the Adviser with respect to its efforts to expand the Portfolios’ shareholder base.

The Adviser also presented its profitability analyses for calendar years 2020 and 2021 on an adjusted basis to reflect the equity-related compensation received by certain senior personnel of the Adviser who are limited partners of the Adviser. In the adjusted profitability analyses, the Adviser stated that it had adjusted the Adviser’s personnel expenses to an amount that more closely resembled the compensation paid to similarly situated personnel at peer firms, noting that the salaries and bonuses paid to the Adviser’s limited partners are lower than the compensation paid at peer firms because the limited partners also receive equity- related compensation. The Board noted that this adjusted profitability information was useful in its consideration and assessment of the Adviser’s profitability.

The Board took note of the costs the Adviser has incurred that are intended to assure the continued delivery of high-quality services to its clients, including the Portfolios, and the future costs the Adviser plans to incur, including hiring additional qualified personnel and further investing in technology, including with respect to cybersecurity as well as enhancing its operational infrastructure. The Board considered the Adviser’s need to accommodate changing regulatory requirements and to adapt to structural changes in the mutual fund marketplace. The Board also noted that future profitability to the Adviser from managing the Portfolios would depend on the level of assets in the Portfolios and investment returns, as well as the Adviser’s total assets under management, and may be limited as certain Portfolios’ investment strategies encounter their capacity limitations. In assessing profitability, the Board considered each Portfolio’s profitability in the context of the services provided and the reasonableness of the fees charged for those services.

Based upon these considerations, the Board concluded that the profits historically realized by the Adviser, and the profits the Adviser anticipates will be realized from its continued relationship with the Portfolios, are not excessive in light of the nature, extent and quality of the services provided to the Portfolios.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

Comparison of Fees and Services Provided by the Adviser

The Board reviewed the contractual advisory fees that are payable by the Portfolios to the Adviser and the actual investment advisory fees realized by the Adviser taking into account the fee waiver and/or expense reimbursement arrangements for certain of the Portfolios. The Board considered the fact that the Adviser’s waiver/expense reimbursement arrangements are not subject to recapture and that the proposed fee reductions and breakpoints were contractual in nature, noting that in fiscal year 2021, the Adviser waived a portion of its advisory fees for the following Portfolios and classes: the Institutional Class Z of the Global Equity Portfolio and the Institutional Class Z of the Institutional Emerging Markets Portfolio; the Institutional Class of the Chinese Equity Portfolio; the Investor Class and Institutional Class II of the Frontier Emerging Markets Portfolio; the Investor Class of the International Small Companies Portfolio; and the Institutional Class of the International Equity Research Portfolio, the Global Equity Research Portfolio and the Emerging Markets Research Portfolio. In addition, the Board compared the Adviser’s separate account fee schedule with the advisory fees payable by the Portfolios to the Adviser. Further, the Board took note that the fee waivers in place for the Chinese Equity Portfolio, Global Equity Research Portfolio and Emerging Markets Research Portfolio exceeded the Adviser’s advisory fee.

The Board considered the ISS Reports, which included information comparing each Portfolio’s management fee and overall expenses with those of funds in a group of peer funds selected by Institutional Shareholder Services (the “Expense Group”), as well as with each Portfolio’s peer funds in its respective Morningstar Category-derived universe (the “Expense Universe”). The Board noted that the net operating expenses (expenses other than the fees pursuant to the Advisory Agreements and distribution and service fees) (the “Net Operating Expenses”) of each Portfolio were below the median of their respective Expense Group and Expense Universe, with the exception of the Chinese Equity Portfolio and the Research Portfolios. With respect to the Chinese Equity Portfolio and the Research Portfolios, the Board took note that Net Operating Expenses exceed the median of their respective Expense Group and Expense Universe due to the small asset size of these Portfolios, although this was partially offset by the voluntary subsidy of those Portfolios by the Adviser. The Board also observed that, except as noted below, the net total expense ratio of each class of each Portfolio, after any applicable waiver of advisory fees and reimbursement of expenses (“Net Total Expense Ratio”), was at or below its respective Expense Group and Expense Universe medians. Exceptions included: the Institutional Class of the Institutional Emerging Markets Portfolio, the Investor Class and the Institutional Class of the International Small Companies Portfolio, and the Institutional Class of the Emerging Markets Equity Research Portfolio, each of which had a Net Total Expense Ratio above the median for its Expense Group and Expense Universe; the Institutional Class of the Chinese Equity Portfolio, which had a Net Total Expense Ratio above the median for its Expense Universe; and the Investor Class of the Frontier Emerging Markets Equity Portfolio, which had a Net Total Expense Ratio above the median for its Expense Group. The Board did not consider any of these differences to be material.

The Board noted that the net management fee for each class of each Portfolio after any applicable waiver of advisory fees and reimbursement of expenses (“Net Total Management Fee”), was at or below the median of its Expense Group, except the Advisor Class of the Emerging Markets Portfolio; both classes of the Institutional Emerging Markets Portfolio, the Institutional Class of the International Small Companies Portfolio; and all classes of the Frontier Emerging Markets Portfolio, each of which were above the median for their respective Expense Groups. The Board also noted that, for each Portfolio with an Expense Universe, the Net Total Management Fee was at or below the median of its Expense Universe, except all classes of the Global Equity Portfolio, the Institutional Class and the Institutional Class Z of the International Equity Portfolio; the Advisor Class of the Emerging Markets Portfolio; and both classes of the Institutional Emerging Markets Portfolio and the International Small Companies Portfolio, each of which were above the median for their respective Expense Universes.

The Board noted that the Adviser did not consider the Expense Universe to be an appropriate comparator for the Frontier Emerging Markets Portfolio, as it was comprised of the Diversified Emerging Markets Morningstar Category, which is not limited exclusively to funds primarily investing in equity securities of companies based in the frontier emerging markets. Frontier markets involve higher costs than emerging markets investing generally. In its consideration of each Portfolio’s Net Total Management Fee, the Board considered each Portfolio’s long-term performance record, the Adviser’s commitment and adherence to its investment philosophy and process, and the extensive scope of non-advisory services provided by the Adviser, which it performs without additional compensation. The Board also considered the Adviser’s voluntary waiver of advisory fees and reimbursement of expenses for applicable Portfolios.

The Board recognized that the Adviser’s separate account and collective trust clients require fewer services from the Adviser than the Fund. The Board additionally recognized the Adviser’s efforts to direct more institutional investors into pooled vehicles, including the Portfolios, to the extent possible. Further, the Board took note that many sophisticated institutional investors, after reviewing similar investment vehicles with the assistance of their consultants, had determined and continue to invest in the Portfolios, which further supported the reasonableness of the advisory fees charged by the Adviser.

The Board also noted the Adviser’s commitment to review periodically the fees charged to the Portfolios and the proposed decrease in the expense cap for the Investor Class of the International Small Companies Portfolio to 1.30%, through February 28, 2024, as part of the 2022 Advisory Agreements renewal process, to ensure that the fees remain competitive.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

Based on these considerations, the Board concluded that each Portfolio’s advisory fee, in light of the services provided by the Adviser, was reasonable.

Economies of Scale

The Board considered the extent to which economies of scale have been realized in light of the Portfolios’ asset size, whether there is potential for realization of further economies of scale for the Portfolios, and whether material economies of scale are being shared with shareholders. The Board also considered that, although the Adviser’s and the Portfolios’ assets had decreased over the period, the Adviser continues to reinvest in its business so as to continue to provide the same or better quality of services to the Portfolios as it has historically. The Board noted too that the Portfolios have historically benefitted both from asset growth in the Portfolios and from asset growth in the Adviser’s other accounts, each of which have resulted in certain expenses becoming a smaller percentage of overall assets.

The Board acknowledged that other aspects of the Portfolios’ investment strategies may limit the realization of economies of scale, including a particular strategy’s capacity limitations. The Board also acknowledged the Adviser’s increased operational expenses as a result of its pursuit of excellence in investment results and in the shareholder experience, in a competitive marketplace.

The Board considered that the Adviser assumes substantial business risk each time it sponsors a new Portfolio. The Board also noted that the Adviser provides the same high-quality services to the Frontier Emerging Markets Portfolio, the Chinese Equity Portfolio, and the Research Portfolios, which have not yet achieved profitability due to their smaller level of assets.

Based on these considerations, the Board concluded that it was satisfied with the extent to which any economies of scale currently are and will be realized for the benefit of the Portfolios’ shareholders, and recognized its obligation to consider the same annually based on changing circumstances.

Other Benefits

The Board considered other benefits derived or to be derived by the Adviser from the relationship with the Portfolios as part of its consideration of continuance of the Advisory Agreements. In this regard, the Board noted that the only tangible material indirect benefit from the Adviser’s relationship with the Portfolios is from the receipt of research products and services obtained through soft dollars in connection with Portfolio brokerage transactions. The Board also considered the extent to which the Adviser and its clients, including the Portfolios, benefitted from receipt of these research products and services.

The Board also considered other benefits that the Portfolios derived from their association with the Adviser. In this regard, the Board considered the competitive nature of the mutual fund marketplace and that the Portfolios’ shareholders invested in the Portfolios because of the Fund’s relationship with the Adviser.

Conclusion

Following extensive discussion, both in general session and in an executive session of the Independent Directors meeting alone with Independent Counsel, the Board determined that it had received sufficient information to take action on the proposed resolutions regarding continuance of the Advisory Agreements and that all of its questions had been addressed to its satisfaction. The Board, including a majority of the Independent Directors, concluded with respect to each Portfolio that its investment advisory fees were sufficiently supported by their review of the factors described above.

In light of all the foregoing, the Board, and separately, a majority of the Independent Directors, approved the continuance of each Advisory Agreement on behalf of the respective Portfolio(s). The Board’s approval determinations were made on the basis of each Director’s business judgment after consideration of all the information presented and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor.

Approval of Investment Advisory Agreement: Emerging Markets ex China Portfolio

At in-person meetings of the board of directors (collectively, the “Board” or “Directors” and, each, a “Director”) of Harding, Loevner Funds, Inc. (the “Fund”) held on June 10, 2022 (the “June Meeting”) and September 13, 2022 (the “September Meeting” and, with the “June Meeting,” the “Meetings”), the Board considered whether to approve the investment advisory agreement between the Fund and Harding Loevner LP (“Harding Loevner” or the “Adviser”) on behalf of a new series of the Fund, the Emerging Markets ex China Portfolio (the “EMEC Portfolio”), for an initial

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

two-year period (the “EMEC Portfolio Advisory Agreement”). Following considerations and discussions during the Meetings, the Board, including a majority of those Directors who are not “interested persons” of the Fund (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the EMEC Portfolio Advisory Agreement at the September Meeting.

In considering the approval of the EMEC Portfolio Advisory Agreement, the Board noted that the terms and conditions of the EMEC Portfolio Advisory Agreement are substantially identical to the terms and conditions of the existing investment advisory agreements (the “Existing Advisory Agreements”)1 between the Adviser and the Fund on behalf of the following: the Global Equity Portfolio, the International Equity Portfolio, the International Small Companies Portfolio, the Institutional Emerging Markets Portfolio (the “IEM Portfolio”), the Emerging Markets Portfolio (the “EM Portfolio”), the Chinese Equity Portfolio, the Frontier Emerging Markets Portfolio, the International Equity Research Portfolio, the Global Equity Research Portfolio and the Emerging Markets Research Portfolio (each, an “Existing Portfolio” and collectively, the “Existing Portfolios”).

Prior to and during the June Meeting, the Board received and assessed information regarding: (i) the qualifications of the portfolio managers primarily responsible for the day-to-day management of the EMEC Portfolio; (ii) the investment strategy and portfolio construction approach to be implemented by Harding Loevner for the EMEC Portfolio; (iii) Harding Loevner’s plans to position the EMEC Portfolio in the marketplace relative to the Existing Portfolios and peer mutual funds; and (iv) the services provided to the Existing Portfolios by Harding Loevner under the Existing Advisory Agreements, which the Board had voted to renew during the June Meeting. In addition, during the September Meeting, the Board received and assessed information regarding Harding Loevner’s representations regarding the management fees of the peer funds of the EMEC Portfolio with similar characteristics, as well as the estimated costs associated with managing the EMEC Portfolio and proposed fees payable to Harding Loevner under the EMEC Portfolio Advisory Agreement relative to the costs and fees payable under the Existing Advisory Agreements.

In addition, the Board considered, among other things, the following factors:

Nature, Extent and Quality of Services

The Board evaluated the information it deemed necessary to assess the nature, extent and quality of investment advisory services to be provided to the EMEC Portfolio by Harding Loevner. The Board also considered the nature, extent and quality of: (i) the extensive non-advisory services to be provided to the EMEC Portfolio by Harding Loevner, including portfolio trading; (ii) the resources to be devoted to the EMEC Portfolio’s compliance policies and procedures; (iii) the resources to be devoted to the supervision of third-party service providers; and (iv) the quality and quantity of administrative and shareholder servicing. In this regard, the Board took note of the quality of the services provided to the Existing Portfolios and the Adviser’s continued investment in personnel, technology and other resources that service the Fund, noting the Adviser’s continued investment notwithstanding a recent decline in assets under management. The Board considered Harding Loevner’s record of compliance with its compliance policies and procedures, as well as the qualifications, backgrounds and responsibilities of Harding Loevner’s management team and information regarding the members of the investment analyst and portfolio management team for the EMEC Portfolio. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the EMEC Portfolio under the EMEC Portfolio Advisory Agreement.

Performance of Harding Loevner

Because the EMEC Portfolio had not commenced operations, the Board considered, among other things, the Existing Portfolios’ strong historical performance for multiple time periods compared against each Existing Portfolio’s Morningstar Category and benchmark index. The Board noted the extensive review and analysis of the performance of the Existing Portfolios conducted before and during the June Meeting, when the Board approved the continuance of the Existing Advisory Agreements pursuant to Section 15(c) of the 1940 Act. Further, the Board considered that each member of the EMEC Portfolio’s portfolio management team has deep experience investing in emerging markets. In addition, the Board took note that Harding Loevner has over 30 years of experience investing in emerging markets.

Costs of the Services and Profitability of Harding Loevner

In considering the EMEC Portfolio’s profitability to Harding Loevner, the Board recognized that there was not yet profitability data to evaluate, but noted that profitability information would be provided after the EMEC Portfolio commenced operations and, as with other new portfolios launched by Harding Loevner, the EMEC Portfolio was not expected to be profitable to Harding Loevner initially. In evaluating Harding

1 The International Developed Markets Equity Portfolio is also a new series of the Fund whose investment advisory agreement was approved at the September Meeting; as a result, it is not counted among the Existing Portfolios for purposes of this discussion.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

Loevner’s profitability, the Board recognized: (i) the significant resources that Harding Loevner is committing to the organization and management of the EMEC Portfolio; (ii) the substantial business risk assumed in sponsoring the EMEC Portfolio; and (iii) the proposed fee waiver for the EMEC Portfolio. Further, the Board noted that the EMEC Portfolio may not achieve profitability for some time.

Comparison of Fees and Services Provided by Harding Loevner

During the September Meeting, the Board considered the contractual advisory fees that are payable by the EMEC Portfolio to Harding Loevner and the estimated investment advisory fees to be realized by Harding Loevner taking into account the fee waiver and/or expense reimbursement arrangement for the EMEC Portfolio. The Board also considered the fact that Harding Loevner’s fee waiver/expense reimbursement arrangement with the EMEC Portfolio is not subject to recapture and that the proposed fee reductions are contractual in nature and may exceed the investment advisory fee for some time. The Board considered the fees payable to Harding Loevner by the EMEC Portfolio compared to investment advisory fees payable to Harding Loevner by the Existing Portfolios and compared to investment advisory fees to be paid by the EMEC Portfolio’s respective peer funds. Based on these considerations, the Board concluded that the investment advisory fee to be paid by the EMEC Portfolio, in light of the services provided by the Adviser, was reasonable.

Economies of Scale

The Board considered whether there is potential for realization of economies of scale for the EMEC Portfolio and whether material economies of scale would be shared with shareholders. The Board noted that the EMEC Portfolio was not expected to raise a significant level of assets during the initial contract term and therefore was unlikely to realize material economies of scale.

Other Benefits

The Board considered other benefits to be derived by Harding Loevner from its relationship with the EMEC Portfolio. In this regard, the Board noted that the only likely tangible material benefits from Harding Loevner’s relationship with the EMEC Portfolio would be from the receipt of research products and services obtained through soft dollars in connection with EMEC Portfolio brokerage transactions. The Board also considered the extent to which Harding Loevner and its other clients, including the Existing Portfolios, would benefit from receipt of these research products and services. In light of the costs of providing investment management, administrative and other services to the EMEC Portfolio, these other ancillary benefits that Harding Loevner may receive were considered reasonable.

In addition to the factors discussed above, the Board members noted that they had performed a comprehensive review of the services provided to the Existing Portfolios by Harding Loevner under the Existing Advisory Agreements during the June Meeting and had voted to renew the Existing Advisory Agreements. The Board determined that the information they had considered in connection with the renewal of the Existing Advisory Agreements at the June Meeting, as supplemented by relevant information provided during prior Board meetings and regarding the EMEC Portfolio, was applicable to their decision to approve the EMEC Portfolio Advisory Agreement.

Conclusion

Following discussion, both in general session and in an executive session of the Independent Directors meeting alone with Independent Counsel, the Board determined that it had received sufficient information to take action on the proposed resolutions approving the EMEC Portfolio Advisory Agreement and that all of its questions had been addressed to its satisfaction. The Board, including a majority of the Independent Directors, concluded with respect to the EMEC Portfolio that Harding Loevner’s investment advisory fee was sufficiently supported by the Board’s review of the factors described above.

In light of all the foregoing, the Board, and separately, a majority of the Independent Directors, approved the EMEC Portfolio Advisory Agreement. The Board’s approval determination was made on the basis of each Director’s business judgment after consideration of all the information presented. The Board’s decision was based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor.

Approval of Investment Advisory Agreement: International Developed Markets Equity Portfolio

At an in-person meeting of the board of directors (collectively, the “Board” or “Directors” and, each, a “Director”) of Harding, Loevner Funds, Inc. (the “Fund”) held on September 13, 2022 (the “September Meeting”), the Board considered whether to approve the investment advisory agreement between the Fund and Harding Loevner LP (“Harding Loevner” or the “Adviser”) on behalf of a new series of the Fund, the International Developed Markets Equity Portfolio (the “IDME Portfolio”), for an initial two-year period (the “IDME Portfolio Advisory

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

Agreement”). Following considerations and discussions during the Meetings, the Board, including a majority of those Directors who are not “interested persons” of the Fund (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the IDME Portfolio Advisory Agreement at the September Meeting.

In considering the approval of the IDME Portfolio Advisory Agreement, the Board noted that the terms and conditions of the IDME Portfolio Advisory Agreement are substantially identical to the terms and conditions of the then-existing investment advisory agreements (the “Existing Advisory Agreements”)1 between the Adviser and the Fund, on behalf of the following: the Global Equity Portfolio, the International Equity Portfolio, the International Small Companies Portfolio, the Institutional Emerging Markets Portfolio (the “IEM Portfolio”), the Emerging Markets Portfolio (the “EM Portfolio”), the Chinese Equity Portfolio, the Frontier Emerging Markets Portfolio, the International Equity Research Portfolio, the Global Equity Research Portfolio and the Emerging Markets Research Portfolio (each, an “Existing Portfolio” and collectively, the “Existing Portfolios”).

Prior to and during the September Meeting, the Board received and assessed information regarding: (i) the qualifications of the portfolio managers primarily responsible for the day-to-day management of the IDME Portfolio; (ii) the investment strategy and portfolio construction approach to be implemented by Harding Loevner for the IDME Portfolio; (iii) Harding Loevner’s plans to position the IDME Portfolio in the marketplace relative to the Existing Portfolios and peer mutual funds; and (iv) the services provided to the Existing Portfolios by Harding Loevner under the Existing Advisory Agreements, which the Board voted to renew during its June 10, 2022 meeting (the “June Meeting”). In addition, during the September Meeting, the Board received and assessed information regarding Harding Loevner’s representations regarding the management fees of the peer funds of the IDME Portfolio with similar characteristics, as well as the estimated costs associated with managing the IDME Portfolio and proposed fees payable to Harding Loevner under the IDME Portfolio Advisory Agreement relative to the costs and fees payable under the Existing Advisory Agreements.

In addition, the Board considered, among other things, the following factors:

Nature, Extent and Quality of Services

The Board evaluated the information it deemed necessary to assess the nature, extent and quality of investment advisory services to be provided to the IDME Portfolio by Harding Loevner. The Board also considered the nature, extent and quality of: (i) the extensive non-advisory services to be provided to the IDME Portfolio by Harding Loevner, including portfolio trading; (ii) the resources to be devoted to the IDME Portfolio’s compliance policies and procedures; (iii) the resources to be devoted to the supervision of third- party service providers; and (iv) the quality and quantity of administrative and shareholder servicing. In this regard, the Board took note of the quality of the services provided to the Existing Portfolios and the Adviser’s continued investment in personnel, technology and other resources that service the Fund, noting the Adviser’s continued investment notwithstanding a recent decline in assets under management. The Board considered Harding Loevner’s record of compliance with its compliance policies and procedures, as well as the qualifications, backgrounds and responsibilities of Harding Loevner’s management team and information regarding the members of the investment analyst and portfolio management team for the IDME Portfolio. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the IDME Portfolio under the New Portfolio Advisory Agreement.

Performance of Harding Loevner

Because the IDME Portfolio had not commenced operations, the Board considered, among other things, the Existing Portfolios’ strong historical performance for multiple time periods compared against each Existing Portfolio’s Morningstar Category and benchmark index. The Board noted the extensive review and analysis of the performance of the Existing Portfolios conducted before and during the June Meeting, when the Board approved the continuance of the Existing Advisory Agreements pursuant to Section 15(c) of the 1940 Act. The Board noted with particular interest Harding Loevner’s historical experience managing an EAFE investment strategy in separate account format, a similar strategy to that of the IDME Portfolio. Further, the Board considered that each member of the IDME Portfolio’s portfolio management team has deep experience investing in international markets. In addition, the Board took note that Harding Loevner has over 30 years of experience investing in international markets.

Costs of the Services and Profitability of Harding Loevner

In considering the IDME Portfolio’s profitability to Harding Loevner, the Board recognized that there was not yet profitability data to evaluate, but noted that profitability information would be provided after the IDME Portfolio commenced operations and, as with other new portfolios launched by Harding Loevner, the IDME Portfolio was not expected to be profitable to Harding Loevner initially. In evaluating Harding

1The Emerging Markets ex China Portfolio is also a new series of the Fund whose investment advisory agreement was approved at the September Meeting; as a result, it is not counted among the Existing Portfolios for purposes of this discussion.

Harding, Loevner Funds, Inc.

Approval of Investment Advisory Agreements (continued)

(unaudited)

Loevner’s profitability, the Board recognized: (i) the significant resources that Harding Loevner is committing to the organization and management of the IDME Portfolio; (ii) the substantial business risk assumed in sponsoring the IDME Portfolio; and (iii) the proposed fee waiver for the IDME Portfolio. Further, the Board noted that the IDME Portfolio may not achieve profitability for some time.

Comparison of Fees and Services Provided by Harding Loevner

The Board considered the contractual advisory fees that are payable by the IDME Portfolio to Harding Loevner and the estimated actual investment advisory fees to be realized by Harding Loevner, taking into account the fee waiver and/or expense reimbursement arrangement for the IDME Portfolio. The Board also considered the fact that Harding Loevner’s fee waiver/expense reimbursement arrangement with the IDME Portfolio is not subject to recapture and that the proposed fee reductions are contractual in nature and may exceed the investment advisory fee for some time. The Board considered the fees payable to Harding Loevner by the IDME Portfolio compared to investment advisory fees payable to Harding Loevner by the Existing Portfolios and compared to investment advisory fees paid by the IDME Portfolio’s respective peer funds. Based on these considerations, the Board concluded that the investment advisory fee to be paid by the IDME Portfolio, in light of the services provided by the Adviser, was reasonable.

Economies of Scale

The Board considered whether there is potential for realization of economies of scale for the IDME Portfolio and whether material economies of scale would be shared with shareholders. The Board noted that the IDME Portfolio was not expected to raise a significant level of assets during the initial contract term and therefore was unlikely to realize material economies of scale.

Other Benefits

The Board considered other benefits to be derived by Harding Loevner from its relationship with the IDME Portfolio. In this regard, the Board noted that the only likely tangible material benefits from Harding Loevner’s relationship with the IDME Portfolio would be from the receipt of research products and services obtained through soft dollars in connection with IDME Portfolio brokerage transactions. The Board also considered the extent to which Harding Loevner and its other clients, including the Existing Portfolios, would benefit from receipt of these research products and services. In light of the costs of providing investment management, administrative and other services to the IDME Portfolio, these other ancillary benefits that Harding Loevner may receive were considered reasonable.

In addition to the factors discussed above, the Board members noted that they had performed a comprehensive review of the services provided to the Existing Portfolios by Harding Loevner under the Existing Advisory Agreements during the June Meeting and had voted to renew the Existing Advisory Agreements. The Board determined that the information they had considered in connection with the renewal of the Existing Advisory Agreements at the June Meeting, as supplemented by relevant information provided during prior Board meetings and regarding the IDME Portfolio, was applicable to their decision to approve the IDME Portfolio Advisory Agreement.

Conclusion

Following discussion, both in general session and in an executive session of the Independent Directors meeting alone with Independent Counsel, the Board determined that it had received sufficient information to take action on the proposed resolutions approving the IDME Portfolio Advisory Agreement and that all of its questions had been addressed to its satisfaction. The Board, including a majority of the Independent Directors, concluded with respect to the IDME Portfolio that Harding Loevner’s investment advisory fee was sufficiently supported by the Board’s review of the factors described above.

In light of all the foregoing, the Board, and separately, a majority of the Independent Directors, approved the IDME Portfolio Advisory Agreement. The Board’s approval determination was made on the basis of each Director’s business judgment after consideration of all the information presented. The Board’s decision was based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor.

Harding, Loevner Funds, Inc.

Privacy Notice

(unaudited)

HARDING, LOEVNER FUNDS, INC.

PRIVACY NOTICE

The Fund collects nonpublic personal information about you from the following sources:

•

Information, such as your name, address, social security number, assets and income, submitted by you on applications, forms, or in other written or verbal customer communications. This information may also be provided by a consultant or intermediary acting on your behalf.

•	Information that results from any transaction performed by us for you.

The Fund will not disclose any nonpublic personal information about you or its former customers to anyone except as permitted or required by law.

If you decide to close your account(s) or become an inactive customer, the Fund will adhere to the privacy policies and practices as described in this notice.

The Fund restricts access to your personal and account information to only those employees who need to know that information to provide products or services to you. The Fund maintains physical, administrative and technical safeguards to protect your nonpublic personal information.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Independent Directors:

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships

Carolyn N. Ainslie c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1958	Director	Indefinite; Director since 2015; Member of the Audit Committee since 2015; Co - Chairperson of the Audit Committee June - December, 2017; and Chairperson of the Audit Committee since 2018; Member of the Governance Committee since March 2018	Bill & Melinda Gates Foundation, Chief Financial Officer, 2018-present; Princeton University, Vice President for Finance and Treasurer, 2008 – 2018.	13	None.

Jill R. Cuniff c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1964	Director	Indefinite; Director since 2018; Member of the Audit Committee since 2018; Member of the Governance Committee since March 2018	Retired, 2016 to present	13	None.

R. Kelly Doherty c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1958	Director	Indefinite; Director since 2004; Lead Independent Director since 2014; Member of the Governance Committee since March 2018	Caymen Partners (private investment vehicles), Managing Partner, 1999 - present	13	Selective Insurance Group, Inc. (SIGI).

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Independent Directors (continued):

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships

Charles W. Freeman, III c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1964	Director	Indefinite; Director since 2008; Member of the Governance Committee since March 2018	U.S. Chamber of Commerce, Senior Vice President for Asia, 2018 - present; Bower Group Asia, Managing Director, China, December 2016 – 2017.	13	None.

Jason Lamin c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1974	Director	Indefinite; Director since 2021; Member of the Audit Committee since 2021; Member of the Governance Committee beginning March 2021.	Lenox Park Solutions, Inc. (FinTech Company), Founder and Chief Executive Officer, 2009 – present.	13	None.

Eric Rakowski c/o Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1958	Director	Indefinite; Director since 2008; Chairman of the Governance Committee since March 2018	University of California at Berkeley School of Law, Professor, 1990 – present.	13	AMG Funds (46 portfolios); AMG Pantheon Private Equity Fund (1 portfolio); AMG Pantheon Private Equity Master Fund (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio); Parnassus Funds (5 portfolios).

Interested Directors:

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships

David R. Loevner** c/o Harding Loevner LP 1230 Ida Dr. Ste. 3 1⁄2 PO Box 383 Wilson, WY 83014 1954	Director and Chairman of the Board of Directors	Indefinite; Director and Chairman of the Board since 1996	Harding Loevner LP, Chairman and Chief Executive Officer, 1989 – present; Harding Loevner Funds, plc, Director, 2007 - present.	13	None.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Independent Directors (continued):

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships

Alexandra K. Lynn*** Affiliated Managers Group, Inc. 777 South Flagler Drive West Palm Beach, FL 33401 1979	Director	Indefinite; Director since 2021.	Affiliated Managers Group, Inc., 2009 – present (Chief Administrative Officer, 2018 – present)	13	None.

* Each of Mr. Loevner and Ms. Lynn is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until their respective successor is duly elected and qualified.

** Mr. Loevner is considered an “interested person” of the Fund as defined in 1940 Act, because he serves as Chairman of Harding Loevner LP, the Fund’s investment advisor.

*** Ms. Lynn is considered an “interested person” of the Fund as defined in the 1940 Act, as a result of her position with, and interest in securities of, AMG, a control person of Harding Loevner.

The Funds’ Statement of Additional Information contains additional information about the Directors and is available upon request and without charge by calling (877) 435-8105.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Principal Officers of the Fund:

Name, Address and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years

Ryan Bowles Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1988	President	1 year; since 2022	Harding Loevner LP, Product Manager, 2010 - present.

Tracy L. Dotolo Foreside Management Services, LLC (d/b/a ACA Group) 3 Canal Plaza Third Floor Portland, ME 04101 1976	Chief Financial Officer and Treasurer	1 year; since 2019	Senior Director at Foreside Management Services, LLC (d/b/a ACA Group), 2016 – present.

Aaron J. Bellish Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1979	Assistant Treasurer	1 year; since 2012	Harding Loevner LP, Chief Operating Officer, 2021 – present; Chief Financial Officer, 2012 – 2021.

Derek A. Jewusiak The Northern Trust Company 333 South Wabash Chicago, IL 60604 1971	Assistant Treasurer	1 year; since 2013	The Northern Trust Company, Vice President, 2012 – present.

Lisa Togneri Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1976	Assistant Treasurer	1 year; since 2021	Harding Loevner LP, Chief Financial Officer, 2021 – present; Deputy Chief Financial Officer, 2019 – 2021; Soundlink Partners, Chief Financial Officer and Chief Operating Officer, 2015-2019.

Tom Dula Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1974	Assistant Treasurer	Since 2022	Harding Loevner LP Product Operations Manager, Nov 2022 - present; Northern Trust Client Executive, Nov 2016 - Nov 2022.

Lisa R. Price Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1979	Assistant Secretary	1 year; since 2019	Harding Loevner LP, Counsel, 2019 – present; Oak Hill Advisors, LP, Principal, Associate General Counsel and Chief Compliance Officer (OHAI), January 2019 – August 2019, Vice President, Associate General Counsel and Chief Compliance Officer (OHAI), 2015 – 2018.

Brian D. Simon Harding Loevner LP 400 Crossing Boulevard Fourth Floor Bridgewater, NJ 08807 1962	Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Assistant Secretary	1 year, since 2016, 2016 and 2015 respectively	Harding Loevner LP, General Counsel, 2014 – present; Chief Compliance Officer, 2021 – present.

Harding, Loevner Funds, Inc.

Directors and Principal Officers

(unaudited)

Principal Officers of the Fund (continued):

Name, Address and Year of Birth	Position(s) with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years

Tanya S. Tancheff The Northern Trust Company 333 South Wabash Avenue Chicago, IL 60604 1973	Secretary	1 year; since December 2022	The Northern Trust Company, Second Vice President, 2022 – present; ALPS Holdings, Inc., Senior Paralegal 2017 - 2022

* Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

There is no family relationship among any of the Directors or officers listed above.

Harding, Loevner Funds, Inc.

Supplemental Information

(unaudited)

Quarterly Portfolio Schedules of Investments

Each Portfolio files its complete portfolio of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolios’ Forms N-PORT are available on the SEC’s website at www.sec.gov. Additionally, they are available upon request by calling (877) 435-8105.

Proxy Voting Record

The Fund’s proxy voting record relating to the Portfolios’ securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.hardingloevnerfunds.com and on the SEC’s website at www.sec.gov, on Form N-PX.

Proxy Voting Policies and Procedures

The Fund’s proxy voting policies and procedures are included in Appendix B to the Fund’s Statement of Additional Information and is available without charge, upon request, by calling (877) 435-8105 or on the SEC’s website at www.sec.gov.

Additional Information

The Adviser updates Fact Sheets for the Portfolios each calendar quarter that are posted to the Fund’s website at www.hardingloevnerfunds.com. This information, along with the Adviser’s commentaries on its various strategies, is available without charge, upon request, by calling (877) 435-8105.

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This report is intended for shareholders of Harding, Loevner Funds, Inc. It may not be used as sales literature unless preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the Portfolios.

Harding, Loevner Funds, Inc.

c/o Northern Trust

Attn: Funds Center, Floor 38

333 South Wabash Avenue

Chicago, IL 60604

(877) 435-8105

www.hardingloevnerfunds.com

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics for senior officers pursuant to the Sarbanes-Oxley Act of 2002 (“SOX Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
2.

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

3.	Compliance with applicable governmental laws, rules, and regulations;
4.	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
5.	Accountability for adherence to the code.

(b)	During the period covered by this report, there were no amendments to the Fund’s SOX Code other than to update the list of senior officers in Exhibit A.
(c)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the SOX Code.
(d)	Not applicable.
(e)	The Registrant’s SOX Code referred to in Item 2(a) above is attached as an Exhibit 13(a)(1), hereto.

Item 3. Audit Committee Financial Expert.

As of October 31, 2022, the Registrant’s Board of Directors has determined that the following members of the Audit Committee are audit committee financial experts and independent: Carolyn N. Ainslie and Jill R. Cuniff.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP, the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements in connection with statutory and regulatory filings or engagements for those fiscal years are $296,310 in 2022 and $249,570 in 2021.

(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit of the Registrant statutory and regulatory filings or engagements are $13,000 in 2022 and $0 in 2021.

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(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG LLP for the review of domestic tax returns were $107,200 in 2022 and $86,630 in 2021.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG LLP, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2022 and $0 in 2021.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

A copy of the Audit Committee’s Pre-Approval Policies and Procedures is incorporated by reference under Item 13(c).

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I is included as part of the report to shareholders filed under Item 1(a) of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

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Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the evaluation date.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 13(a)(1) Ex99.Code of Ethics.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906: Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto.

(c)	Incorporated by reference to Exhibit 12(c) to the report filed on Form N-CSR on January 6, 2016 (Accession No. 0001193125-16-422394).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harding, Loevner Funds, Inc.

By	/s/ Ryan Bowles
Ryan Bowles
President
(Principal Executive Officer)

Date: January 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Ryan Bowles
Ryan Bowles
President
(Principal Executive Officer)

Date: January 5, 2023

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: January 5, 2023

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